F I N A N C I A L  S T A T E M E N T S

Principal National Life Insurance Co Variable Life Separate Account

Years Ended December 31, 2025 and 2024

With Report of Independent Registered Public Accounting Firm

Principal National Life Insurance Co

Variable Life Separate Account

Financial Statements

Years Ended December 31, 2025 and 2024

Contents

Audited Financial Statements

Statements of Assets and Liabilities	1
Statements of Operations	1
Statements of Changes in Net Assets	36
Notes to Financial Statements	71

Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Principal National Life Insurance Company and Contract Owners of Principal National Life Insurance Co Variable Life Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Principal National Life Insurance Co Variable Life Separate Account (the “Separate Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2010.

April 2, 2026

A member firm of Ernst & Young Global Limited

Appendix:

Subaccounts comprising Principal National Life Insurance Co Variable Life Separate Account

Sub Account	Statement of operations	Statements of changes in net assets
AllianceBernstein VPS Discovery Value Portfolio – Class A	For the year	For each of the
AllianceBernstein VPS International Value Portfolio – Class A	ended	two years in the
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	December 31,	period ended
AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	2025	December 31,
American Funds Insurance Series - Capital World Bond Fund – Class 2 Shares		2025
American Funds Insurance Series - Global Balanced Fund – Class 2 Shares
American Funds Insurance Series - Global Small Capitalization Fund – Class 2 Shares
American Funds Insurance Series - Growth Fund – Class 2 Shares
American Funds Insurance Series - International Fund – Class 2 Shares
American Funds Insurance Series - New World Fund – Class 2 Shares
American Funds Insurance Series - Washington Mutual Investors Fund – Class 2 Shares
BNY Mellon IP MidCap Stock Portfolio – Service Shares
BNY Mellon IP Technology Growth Portfolio – Service Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares
BNY Mellon VIF Appreciation Portfolio – Service Shares
Bond Market Index Account – Class 1
ClearBridge Variable Mid Cap Portfolio – Class I Shares
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares
Columbia VP – Acorn International Fund (1)
Core Plus Bond Account – Class 1
CVT EAFE International Index Portfolio – Class F
CVT Investment Grade Bond Index Portfolio – Class I
CVT Russell 2000 Small Cap Index Portfolio – Class F
CVT S&P 500 Index Portfolio
CVT S&P MidCap 400 Index Portfolio – Class F
Diversified International Account – Class 1
DWS Alternative Asset Allocation VIP – Class B
DWS Small Mid Cap Value VIP – Class B
Equity Income Account – Class 1
Fidelity VIP Contrafund® Portfolio – Service Class 2
Fidelity VIP Equity-Income Portfolio – Service Class 2
Fidelity VIP Extended Market Index Portfolio – Service Class 2
Fidelity VIP Government Money Market Portfolio – Service Class
Fidelity VIP High Income Portfolio – Service Class 2
Fidelity VIP International Index Portfolio – Service Class 2
Fidelity VIP Mid Cap Portfolio – Service Class 2
Fidelity VIP Strategic Income Portfolio – Service Class 2
Fidelity VIP Total Market Index Portfolio – Service Class 2
Franklin Templeton VIP Trust - Franklin Income VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund – Class 2
Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund – Class 2
Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund – Class 2
Franklin Templeton VIP Trust - Templeton Foreign VIP Fund – Class 2
Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund – Class 2
Global Emerging Markets Account – Class 1
Government & High Quality Bond Account – Class 1

A member firm of Ernst & Young Global Limited

Invesco V.I. American Franchise Fund – Series II Shares
Invesco V.I. American Value Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series II Shares
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares
Invesco V.I. EQV International Equity Fund – Series I Shares
Invesco V.I. Global Real Estate Fund – Series I Shares
Invesco V.I. Health Care Fund – Series I Shares
Invesco V.I. Main Street Mid Cap Fund – Series II Shares
Invesco V.I. Main Street Small Cap Fund – Series II Shares
Invesco V.I. Small Cap Equity Fund – Series I Shares
Janus Henderson Global Sustainable Equity Portfolio – Service Shares
Janus Henderson Series Balanced Portfolio – Service Shares
Janus Henderson Series Enterprise Portfolio – Service Shares
Janus Henderson Series Flexible Bond Portfolio – Service Shares
Janus Henderson Series Forty Portfolio – Service Shares
Janus Henderson Series Global Research Portfolio – Service Shares
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares
LargeCap Growth Account I – Class 1
LargeCap S&P 500 Index Account – Class 1
Lord Abbett Series Fund Developing Growth Portfolio – Class VC
Macquarie VIP Small Cap Value Series – Service Class
MFS® Blended Research® Small Cap Equity Portfolio – Service Class
MFS® Global Equity Series – Service Class
MFS® Growth Series – Service Class
MFS® Inflation-Adjusted Bond Portfolio – Service Class
MFS® International Intrinsic Value Portfolio – Service Class
MFS® Mid Cap Value Portfolio – Service Class
MFS® New Discovery Series – Service Class
MFS® New Discovery Value Portfolio – Service Class
MFS® Research International Portfolio – Service Class
MFS® Total Return Series – Service Class
MFS® Utilities Series – Service Class
MFS® Value Series – Service Class
MidCap Account – Class 1
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares (2)
PIMCO VIT All Asset Portfolio – Administrative Class
PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class
PIMCO VIT High Yield Portfolio – Administrative Class
PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class
PIMCO VIT Low Duration Portfolio – Administrative Class
PIMCO VIT Real Return Portfolio – Administrative Class
PIMCO VIT Short-Term Portfolio – Administrative Class
PIMCO VIT Total Return Portfolio – Administrative Class
Principal Capital Appreciation Account – Class 1
Principal LifeTime 2020 Account – Class 1
Principal LifeTime 2030 Account – Class 1
Principal LifeTime 2040 Account – Class 1
Principal LifeTime 2050 Account – Class 1
Principal LifeTime 2060 Account – Class 1
Principal LifeTime Strategic Income Account – Class 1
Putnam VT International Value Fund – Class IB
Putnam VT Large Cap Growth Fund – Class IB
Real Estate Securities Account – Class 1
Rydex VI Basic Materials Fund

A member firm of Ernst & Young Global Limited

Rydex VI Utilities Fund
SAM Balanced Portfolio – Class 1
SAM Conservative Balanced Portfolio – Class 1
SAM Conservative Growth Portfolio – Class 1
SAM Flexible Income Portfolio – Class 1
SAM Strategic Growth Portfolio – Class 1
Short-Term Income Account – Class 1
SmallCap Account – Class 1
T. Rowe Price Health Sciences Portfolio – II
TOPS® Managed Risk Balanced ETF Portfolio – Class 2
TOPS® Managed Risk Growth ETF Portfolio – Class 2
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2
VanEck VIP Trust Global Resources Fund – Class S Shares
VanEck VIP Trust Global Resources Fund – Initial Class Shares
Vanguard VIF Balanced Portfolio
Vanguard VIF Conservative Allocation Portfolio
Vanguard VIF Equity Income Portfolio
Vanguard VIF Global Bond Index Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Real Estate Index Portfolio
Fidelity VIP Consumer Staples Portfolio – Service Class 2	For the year	For the year ended
Fidelity VIP Energy Portfolio – Service Class 2	ended	December 31,
Putnam VT Small Cap Growth Fund – Class IB	December 31,	2025 and for the
Putnam VT Small Cap Value Fund – Class IB	2025	period from June
3, 2024 (date fund
made available to
policyholders)
through December
31, 2024
LVIP American Century Capital Appreciation Fund – Service Class	For the year	For the year ended
LVIP American Century Disciplined Core Value Fund – Service Class	ended	December 31,
LVIP American Century Inflation Protection Fund – Service Class	December 31,	2025 and for the
LVIP American Century International Fund – Service Class	2025	period from April
LVIP American Century Mid Cap Value Fund – Service Class		26, 2024 (date
LVIP American Century Value Fund – Service Class		fund made
available to
policyholders)
through December
31, 2024

(1)	Represented the operations of Wanger International until June 2, 2025

(2)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio – I Class Shares until July 30, 2025

A member firm of Ernst & Young Global Limited

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein
	VPS Discovery	VPS International	VPS Small Cap	VPS Sustainable
	Value Portfolio	Value Portfolio	Growth Portfolio	Global Thematic
	– Class A	– Class A	– Class A	Portfolio – Class A
Assets
Investments in shares of mutual funds, at fair value	$5,647,721	$3,750,675	$280,529	$330,306
Total assets	5,647,721	3,750,675	280,529	330,306
Total liabilities	—	—	—	—
Net assets	$5,647,721	$3,750,675	$280,529	$330,306

Net assets
Applicable to accumulation units	$5,647,721	$3,750,675	$280,529	$330,306
Total net assets	$5,647,721	$3,750,675	$280,529	$330,306

Investments in shares of mutual funds, at cost	$5,861,505	$2,852,686	$264,439	$347,571

Shares of mutual funds owned	340,429	179,286	21,061	10,061

Accumulation units outstanding	137,740	270,403	5,345	9,296

Statements of Operations

Year ended December 31, 2025

	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein
	VPS Discovery	VPS International	VPS Small Cap	VPS Sustainable
	Value Portfolio	Value Portfolio	Growth Portfolio	Global Thematic
	– Class A	– Class A	– Class A	Portfolio – Class A
Net investment income (loss)
Investment income:
Dividends	$47,164	$83,998	$—	$—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	47,164	83,998	—	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	43,469	106,715	(8,939)	7,689
Capital gains distributions	610,231	—	—	42,053
Total realized gains (losses) on investments	653,700	106,715	(8,939)	49,742

Change in net unrealized appreciation (depreciation) of investments	(549,424)	759,162	22,143	(32,437)

Net gains (losses) on investments	151,440	949,875	13,204	17,305
Net increase (decrease) in net assets resulting from operations	$151,440	$949,875	$13,204	$17,305

See accompanying notes.

1

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			American Funds
	American Funds	American Funds	Insurance Series
	Insurance Series	Insurance Series	– Global Small	American Funds
	– Capital World	– Global Balanced	Capitalization	Insurance Series
	Bond Fund	Fund – Class 2	Fund – Class 2	– Growth Fund
	– Class 2 Shares	Shares	Shares	– Class 2 Shares
Assets
Investments in shares of mutual funds, at fair value	$740,969	$1,503,672	$6,284	$44,118,864
Total assets	740,969	1,503,672	6,284	44,118,864
Total liabilities	—	—	—	—
Net assets	$740,969	$1,503,672	$6,284	$44,118,864

Net assets
Applicable to accumulation units	$740,969	$1,503,672	$6,284	$44,118,864
Total net assets	$740,969	$1,503,672	$6,284	$44,118,864

Investments in shares of mutual funds, at cost	$725,954	$1,337,931	$6,102	$33,841,723

Shares of mutual funds owned	73,291	104,932	330	317,859

Accumulation units outstanding	68,586	90,575	458	722,448

Statements of Operations

Year ended December 31, 2025

			American Funds
	American Funds	American Funds	Insurance Series
	Insurance Series	Insurance Series	– Global Small	American Funds
	– Capital World	– Global Balanced	Capitalization	Insurance Series
	Bond Fund	Fund – Class 2	Fund – Class 2	– Growth Fund
	– Class 2 Shares	Shares	Shares	– Class 2 Shares
Net investment income (loss)
Investment income:
Dividends	$21,156	$19,300	$21	$55,057

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	21,156	19,300	21	55,057

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	11,696	10,076	14,671	1,372,291
Capital gains distributions	—	50,163	2,575	2,813,598
Total realized gains (losses) on investments	11,696	60,239	17,246	4,185,889

Change in net unrealized appreciation (depreciation) of investments	27,902	130,534	(1,888)	2,693,518

Net gains (losses) on investments	60,754	210,073	15,379	6,934,464
Net increase (decrease) in net assets resulting from operations	$60,754	$210,073	$15,379	$6,934,464

See accompanying notes.

2

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			American Funds
	American Funds		Insurance Series
	Insurance Series	American Funds	– Washington	BNY Mellon IP
	– International	Insurance Series	Mutual Investors	MidCap Stock
	Fund – Class 2	– New World Fund	Fund – Class 2	Portfolio – Service
	Shares	– Class 2 Shares	Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$8,384,049	$14,035,810	$15,625,194	$1,670,624
Total assets	8,384,049	14,035,810	15,625,194	1,670,624
Total liabilities	—	—	—	—
Net assets	$8,384,049	$14,035,810	$15,625,194	$1,670,624

Net assets
Applicable to accumulation units	$8,384,049	$14,035,810	$15,625,194	$1,670,624
Total net assets	$8,384,049	$14,035,810	$15,625,194	$1,670,624

Investments in shares of mutual funds, at cost	$7,166,217	$11,561,713	$13,271,760	$1,566,573

Shares of mutual funds owned	377,320	438,208	878,313	82,704

Accumulation units outstanding	464,995	652,342	521,153	68,460

Statements of Operations

Year ended December 31, 2025

			American Funds
	American Funds		Insurance Series
	Insurance Series	American Funds	– Washington	BNY Mellon IP
	– International	Insurance Series	Mutual Investors	MidCap Stock
	Fund – Class 2	– New World Fund	Fund – Class 2	Portfolio – Service
	Shares	– Class 2 Shares	Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$101,342	$142,304	$205,674	$3,072

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	101,342	142,304	205,674	3,072

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	172,542	233,488	578,904	4,466
Capital gains distributions	—	461,209	932,897	63,401
Total realized gains (losses) on investments	172,542	694,697	1,511,801	67,867

Change in net unrealized appreciation (depreciation) of investments	1,322,852	2,037,984	488,424	25,123

Net gains (losses) on investments	1,596,736	2,874,985	2,205,899	96,062
Net increase (decrease) in net assets resulting from operations	$1,596,736	$2,874,985	$2,205,899	$96,062

See accompanying notes.

3

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		BNY Mellon
	BNY Mellon IP	Sustainable U.S.	BNY Mellon VIF
	Technology	Equity Portfolio,	Appreciation	Bond Market
	Growth Portfolio	Inc. – Service	Portfolio – Service	Index Account
	– Service Shares	Shares	Shares	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$1,164,798	$403,239	$756,382	$6,792,179
Total assets	1,164,798	403,239	756,382	6,792,179
Total liabilities	—	—	—	—
Net assets	$1,164,798	$403,239	$756,382	$6,792,179

Net assets
Applicable to accumulation units	$1,164,798	$403,239	$756,382	$6,792,179
Total net assets	$1,164,798	$403,239	$756,382	$6,792,179

Investments in shares of mutual funds, at cost	$1,038,079	$372,661	$774,457	$6,699,401

Shares of mutual funds owned	66,598	7,059	23,117	717,989

Accumulation units outstanding	14,948	5,872	11,366	539,427

Statements of Operations

Year ended December 31, 2025

		BNY Mellon
	BNY Mellon IP	Sustainable U.S.	BNY Mellon VIF
	Technology	Equity Portfolio,	Appreciation	Bond Market
	Growth Portfolio	Inc. – Service	Portfolio – Service	Index Account
	– Service Shares	Shares	Shares	– Class 1
Net investment income (loss)
Investment income:
Dividends	$—	$153	$1,054	$266,644

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	153	1,054	266,644

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(191,210)	7,324	22,271	8,575
Capital gains distributions	444,030	22,054	97,371	—
Total realized gains (losses) on investments	252,820	29,378	119,642	8,575

Change in net unrealized appreciation (depreciation) of investments	4,567	19,574	(54,952)	151,852

Net gains (losses) on investments	257,387	49,105	65,744	427,071
Net increase (decrease) in net assets resulting from operations	$257,387	$49,105	$65,744	$427,071

See accompanying notes.

4

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		ClearBridge
	ClearBridge	Variable Small
	Variable Mid Cap	Cap Growth	Columbia VP -
	Portfolio – Class I	Portfolio	Acorn	Core Plus Bond
	Shares	– Class I Shares	International Fund	Account – Class 1
Assets
Investments in shares of mutual funds, at fair value	$1,671,938	$4,056,322	$1,692,192	$26,061,558
Total assets	1,671,938	4,056,322	1,692,192	26,061,558
Total liabilities	—	—	—	—
Net assets	$1,671,938	$4,056,322	$1,692,192	$26,061,558

Net assets
Applicable to accumulation units	$1,671,938	$4,056,322	$1,692,192	$26,061,558
Total net assets	$1,671,938	$4,056,322	$1,692,192	$26,061,558

Investments in shares of mutual funds, at cost	$1,669,104	$3,941,737	$1,713,653	$25,992,173

Shares of mutual funds owned	70,249	143,841	82,788	2,683,992

Accumulation units outstanding	84,819	136,344	122,090	860,318

Statements of Operations

Year ended December 31, 2025

		ClearBridge
	ClearBridge	Variable Small
	Variable Mid Cap	Cap Growth	Columbia VP -
	Portfolio – Class I	Portfolio	Acorn	Core Plus Bond
	Shares	– Class I Shares	International Fund	Account – Class 1
Net investment income (loss)
Investment income:
Dividends	$4,633	$—	$20,262	$1,094,482

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	4,633	—	20,262	1,094,482

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	14,465	156,721	(14,855)	(52,246)
Capital gains distributions	102,087	281,244	7,588	—
Total realized gains (losses) on investments	116,552	437,965	(7,267)	(52,246)

Change in net unrealized appreciation (depreciation) of investments	(44,060)	(63,349)	164,435	704,348

Net gains (losses) on investments	77,125	374,616	177,430	1,746,584
Net increase (decrease) in net assets resulting from operations	$77,125	$374,616	$177,430	$1,746,584

See accompanying notes.

5

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	CVT EAFE
	International	CVT Investment	CVT Russell 2000
	Index Portfolio	Grade Bond Index	Small Cap Index	CVT S&P 500
	– Class F	Portfolio – Class I	Portfolio – Class F	Index Portfolio
Assets
Investments in shares of mutual funds, at fair value	$4,745,406	$4,815,375	$14,159,547	$681,456
Total assets	4,745,406	4,815,375	14,159,547	681,456
Total liabilities	—	—	—	—
Net assets	$4,745,406	$4,815,375	$14,159,547	$681,456

Net assets
Applicable to accumulation units	$4,745,406	$4,815,375	$14,159,547	$681,456
Total net assets	$4,745,406	$4,815,375	$14,159,547	$681,456

Investments in shares of mutual funds, at cost	$4,007,942	$4,793,033	$12,846,705	$537,250

Shares of mutual funds owned	39,234	97,695	158,900	3,186

Accumulation units outstanding	226,583	386,815	334,027	15,740

Statements of Operations

Year ended December 31, 2025

	CVT EAFE
	International	CVT Investment	CVT Russell 2000
	Index Portfolio	Grade Bond Index	Small Cap Index	CVT S&P 500
	– Class F	Portfolio – Class I	Portfolio – Class F	Index Portfolio
Net investment income (loss)
Investment income:
Dividends	$105,390	$129,249	$205,796	$7,001

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	105,390	129,249	205,796	7,001

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	190,642	(47,921)	419,893	18,873
Capital gains distributions	—	—	669,552	58,679
Total realized gains (losses) on investments	190,642	(47,921)	1,089,445	77,552

Change in net unrealized appreciation (depreciation) of investments	735,264	180,131	213,718	17,368

Net gains (losses) on investments	1,031,296	261,459	1,508,959	101,921
Net increase (decrease) in net assets resulting from operations	$1,031,296	$261,459	$1,508,959	$101,921

See accompanying notes.

6

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	CVT S&P MidCap	Diversified	DWS Alternative	DWS Small Mid
	400 Index Portfolio	International	Asset Allocation	Cap Value VIP
	– Class F	Account – Class 1	VIP – Class B	– Class B
Assets
Investments in shares of mutual funds, at fair value	$6,665,029	$15,221,670	$146,848	$633,876
Total assets	6,665,029	15,221,670	146,848	633,876
Total liabilities	—	—	—	—
Net assets	$6,665,029	$15,221,670	$146,848	$633,876

Net assets
Applicable to accumulation units	$6,665,029	$15,221,670	$146,848	$633,876
Total net assets	$6,665,029	$15,221,670	$146,848	$633,876

Investments in shares of mutual funds, at cost	$6,189,102	$12,729,062	$138,801	$576,572

Shares of mutual funds owned	52,667	789,506	10,719	44,892

Accumulation units outstanding	145,450	283,805	10,005	18,196

Statements of Operations

Year ended December 31, 2025

	CVT S&P MidCap	Diversified	DWS Alternative	DWS Small Mid
	400 Index Portfolio	International	Asset Allocation	Cap Value VIP
	– Class F	Account – Class 1	VIP – Class B	– Class B
Net investment income (loss)
Investment income:
Dividends	$68,757	$293,059	$5,063	$3,467

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	68,757	293,059	5,063	3,467

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(4,136)	500,607	3,949	27,711
Capital gains distributions	413,933	749,401	—	68,295
Total realized gains (losses) on investments	409,797	1,250,008	3,949	96,006

Change in net unrealized appreciation (depreciation) of investments	(33,510)	2,186,536	5,879	(10,013)

Net gains (losses) on investments	445,044	3,729,603	14,891	89,460
Net increase (decrease) in net assets resulting from operations	$445,044	$3,729,603	$14,891	$89,460

See accompanying notes.

7

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		Fidelity VIP	Fidelity VIP
		Consumer Staples	Contrafund®	Fidelity VIP
	Equity Income	Portfolio	Portfolio	Energy Portfolio
	Account – Class 1	– Service Class 2	– Service Class 2	– Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$35,541,538	$6,789	$40,423,009	$6,177
Total assets	35,541,538	6,789	40,423,009	6,177
Total liabilities	—	—	—	—
Net assets	$35,541,538	$6,789	$40,423,009	$6,177

Net assets
Applicable to accumulation units	$35,541,538	$6,789	$40,423,009	$6,177
Total net assets	$35,541,538	$6,789	$40,423,009	$6,177

Investments in shares of mutual funds, at cost	$31,748,135	$7,216	$35,469,526	$5,906

Shares of mutual funds owned	1,119,066	392	710,922	228

Accumulation units outstanding	751,359	694	327,919	618

Statements of Operations

Year ended December 31, 2025

		Fidelity VIP	Fidelity VIP
		Consumer Staples	Contrafund®	Fidelity VIP
	Equity Income	Portfolio	Portfolio	Energy Portfolio
	Account – Class 1	– Service Class 2	– Service Class 2	– Service Class 2
Net investment income (loss)
Investment income:
Dividends	$576,854	$128	$—	$52

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	576,854	128	—	52

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	487,741	(35)	1,368,616	54
Capital gains distributions	3,046,817	250	6,144,240	—
Total realized gains (losses) on investments	3,534,558	215	7,512,856	54

Change in net unrealized appreciation (depreciation) of investments	565,769	(427)	(639,841)	271

Net gains (losses) on investments	4,677,181	(84)	6,873,015	377
Net increase (decrease) in net assets resulting from operations	$4,677,181	$(84)	$6,873,015	$377

See accompanying notes.

8

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government
	Equity-Income	Extended Market	Money Market	Fidelity VIP High
	Portfolio	Index Portfolio	Portfolio	Income Portfolio
	– Service Class 2	– Service Class 2	– Service Class	– Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$7,038,543	$6,767,564	$116,348,721	$6,410,309
Total assets	7,038,543	6,767,564	116,348,721	6,410,309
Total liabilities	—	—	—	—
Net assets	$7,038,543	$6,767,564	$116,348,721	$6,410,309

Net assets
Applicable to accumulation units	$7,038,543	$6,767,564	$116,348,721	$6,410,309
Total net assets	$7,038,543	$6,767,564	$116,348,721	$6,410,309

Investments in shares of mutual funds, at cost	$6,558,464	$6,107,788	$116,348,721	$6,499,875

Shares of mutual funds owned	250,215	426,706	116,348,721	1,390,522

Accumulation units outstanding	120,514	365,018	9,594,958	154,845

Statements of Operations

Year ended December 31, 2025

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government
	Equity-Income	Extended Market	Money Market	Fidelity VIP High
	Portfolio	Index Portfolio	Portfolio	Income Portfolio
	– Service Class 2	– Service Class 2	– Service Class	– Service Class 2
Net investment income (loss)
Investment income:
Dividends	$109,810	$57,099	$4,138,292	$412,668

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	109,810	57,099	4,138,292	412,668

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	218,277	323,348	—	(71,495)
Capital gains distributions	376,119	—	—	—
Total realized gains (losses) on investments	594,396	323,348	—	(71,495)

Change in net unrealized appreciation (depreciation) of investments	283,711	432,216	—	222,913

Net gains (losses) on investments	987,917	812,663	4,138,292	564,086
Net increase (decrease) in net assets resulting from operations	$987,917	$812,663	$4,138,292	$564,086

See accompanying notes.

9

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Fidelity VIP		Fidelity VIP	Fidelity VIP Total
	International	Fidelity VIP	Strategic Income	Market Index
	Index Portfolio	Mid Cap Portfolio	Portfolio – Service	Portfolio – Service
	– Service Class 2	– Service Class 2	Class 2	Class 2
Assets
Investments in shares of mutual funds, at fair value	$15,936,474	$12,243,181	$7,747,536	$19,995,198
Total assets	15,936,474	12,243,181	7,747,536	19,995,198
Total liabilities	—	—	—	—
Net assets	$15,936,474	$12,243,181	$7,747,536	$19,995,198

Net assets
Applicable to accumulation units	$15,936,474	$12,243,181	$7,747,536	$19,995,198
Total net assets	$15,936,474	$12,243,181	$7,747,536	$19,995,198

Investments in shares of mutual funds, at cost	$13,438,785	$12,067,861	$7,520,166	$16,686,059

Shares of mutual funds owned	1,141,581	348,114	699,868	822,848

Accumulation units outstanding	901,902	136,164	563,880	805,774

Statements of Operations

Year ended December 31, 2025

	Fidelity VIP		Fidelity VIP	Fidelity VIP Total
	International	Fidelity VIP	Strategic Income	Market Index
	Index Portfolio	Mid Cap Portfolio	Portfolio – Service	Portfolio – Service
	– Service Class 2	– Service Class 2	Class 2	Class 2
Net investment income (loss)
Investment income:
Dividends	$347,963	$28,587	$216,119	$172,860

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	347,963	28,587	216,119	172,860

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	297,191	(49,588)	74,510	1,490,217
Capital gains distributions	—	1,346,117	—	—
Total realized gains (losses) on investments	297,191	1,296,529	74,510	1,490,217

Change in net unrealized appreciation (depreciation) of investments	2,373,530	(25,223)	153,303	1,257,219

Net gains (losses) on investments	3,018,684	1,299,893	443,932	2,920,296
Net increase (decrease) in net assets resulting from operations	$3,018,684	$1,299,893	$443,932	$2,920,296

See accompanying notes.

10

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		Franklin	Franklin	Franklin
	Franklin	Templeton VIP	Templeton VIP	Templeton VIP
	Templeton VIP	Trust – Franklin	Trust – Franklin	Trust – Franklin
	Trust – Franklin	Mutual Global	Mutual Shares	Rising Dividends
	Income VIP Fund	Discovery VIP	VIP Fund	VIP Fund
	– Class 2	Fund – Class 2	– Class 2	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$3,852,302	$4,449,615	$185,269	$9,708,974
Total assets	3,852,302	4,449,615	185,269	9,708,974
Total liabilities	—	—	—	—
Net assets	$3,852,302	$4,449,615	$185,269	$9,708,974

Net assets
Applicable to accumulation units	$3,852,302	$4,449,615	$185,269	$9,708,974
Total net assets	$3,852,302	$4,449,615	$185,269	$9,708,974

Investments in shares of mutual funds, at cost	$3,684,385	$4,119,957	$180,962	$9,316,545

Shares of mutual funds owned	254,110	233,453	11,507	346,254

Accumulation units outstanding	78,282	67,954	4,257	133,144

Statements of Operations

Year ended December 31, 2025

		Franklin	Franklin	Franklin
	Franklin	Templeton VIP	Templeton VIP	Templeton VIP
	Templeton VIP	Trust – Franklin	Trust – Franklin	Trust – Franklin
	Trust – Franklin	Mutual Global	Mutual Shares	Rising Dividends
	Income VIP Fund	Discovery VIP	VIP Fund	VIP Fund
	– Class 2	Fund – Class 2	– Class 2	– Class 2
Net investment income (loss)
Investment income:
Dividends	$165,143	$78,029	$1,744	$71,917

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	165,143	78,029	1,744	71,917

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(7,821)	(6,953)	331	15,142
Capital gains distributions	34,712	432,522	8,594	861,592
Total realized gains (losses) on investments	26,891	425,569	8,925	876,734

Change in net unrealized appreciation (depreciation) of investments	191,542	333,875	2,460	41,592

Net gains (losses) on investments	383,576	837,473	13,129	990,243
Net increase (decrease) in net assets resulting from operations	$383,576	$837,473	$13,129	$990,243

See accompanying notes.

11

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Franklin	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Templeton VIP
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Trust – Templeton
	Small Cap Value	Strategic Income	U.S. Government	Developing
	VIP Fund	VIP Fund	Securities VIP	Markets VIP Fund
	– Class 2	– Class 2	Fund – Class 2	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$3,255,956	$710,033	$97,831	$893,037
Total assets	3,255,956	710,033	97,831	893,037
Total liabilities	—	—	—	—
Net assets	$3,255,956	$710,033	$97,831	$893,037

Net assets
Applicable to accumulation units	$3,255,956	$710,033	$97,831	$893,037
Total net assets	$3,255,956	$710,033	$97,831	$893,037

Investments in shares of mutual funds, at cost	$3,152,088	$698,565	$95,086	$675,352

Shares of mutual funds owned	234,748	77,769	9,317	73,927

Accumulation units outstanding	48,882	36,078	7,680	28,193

Statements of Operations

Year ended December 31, 2025

	Franklin	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Templeton VIP
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Trust – Templeton
	Small Cap Value	Strategic Income	U.S. Government	Developing
	VIP Fund	VIP Fund	Securities VIP	Markets VIP Fund
	– Class 2	– Class 2	Fund – Class 2	– Class 2
Net investment income (loss)
Investment income:
Dividends	$31,128	$32,739	$793	$3,532

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	31,128	32,739	793	3,532

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	68,329	8,588	253	47,630
Capital gains distributions	242,772	7	—	11,022
Total realized gains (losses) on investments	311,101	8,595	253	58,652

Change in net unrealized appreciation (depreciation) of investments	(119,499)	6,250	2,843	197,044

Net gains (losses) on investments	222,730	47,584	3,889	259,228
Net increase (decrease) in net assets resulting from operations	$222,730	$47,584	$3,889	$259,228

See accompanying notes.

12

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Franklin	Franklin
	Templeton VIP	Templeton VIP
	Trust – Templeton	Trust – Templeton	Global Emerging	Government &
	Foreign VIP Fund	Global Bond VIP	Markets Account	High Quality Bond
	– Class 2	Fund – Class 2	– Class 1	Account – Class 1
Assets
Investments in shares of mutual funds, at fair value	$616,372	$3,145,790	$6,800,085	$4,796,660
Total assets	616,372	3,145,790	6,800,085	4,796,660
Total liabilities	—	—	—	—
Net assets	$616,372	$3,145,790	$6,800,085	$4,796,660

Net assets
Applicable to accumulation units	$616,372	$3,145,790	$6,800,085	$4,796,660
Total net assets	$616,372	$3,145,790	$6,800,085	$4,796,660

Investments in shares of mutual funds, at cost	$552,812	$3,128,905	$5,333,981	$4,872,837

Shares of mutual funds owned	38,001	238,860	328,506	560,358

Accumulation units outstanding	34,039	208,815	104,868	321,142

Statements of Operations

Year ended December 31, 2025

	Franklin	Franklin
	Templeton VIP	Templeton VIP
	Trust – Templeton	Trust – Templeton	Global Emerging	Government &
	Foreign VIP Fund	Global Bond VIP	Markets Account	High Quality Bond
	– Class 2	Fund – Class 2	– Class 1	Account – Class 1
Net investment income (loss)
Investment income:
Dividends	$11,328	$—	$38,964	$162,688

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	11,328	—	38,964	162,688

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	4,741	(81,611)	58,858	(34,032)
Capital gains distributions	31,630	—	67,391	—
Total realized gains (losses) on investments	36,371	(81,611)	126,249	(34,032)

Change in net unrealized appreciation (depreciation) of investments	73,035	488,700	1,658,347	207,760

Net gains (losses) on investments	120,734	407,089	1,823,560	336,416
Net increase (decrease) in net assets resulting from operations	$120,734	$407,089	$1,823,560	$336,416

See accompanying notes.

13

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Invesco V.I.	Invesco V.I.		Invesco V.I.
	American	American Value	Invesco V.I. Core	Discovery Mid
	Franchise Fund	Fund – Series I	Equity Fund	Cap Growth Fund
	– Series II Shares	Shares	– Series II Shares	– Series I Shares
Assets
Investments in shares of mutual funds, at fair value	$2,140,135	$1,656,371	$1,682,607	$1,977,802
Total assets	2,140,135	1,656,371	1,682,607	1,977,802
Total liabilities	—	—	—	—
Net assets	$2,140,135	$1,656,371	$1,682,607	$1,977,802

Net assets
Applicable to accumulation units	$2,140,135	$1,656,371	$1,682,607	$1,977,802
Total net assets	$2,140,135	$1,656,371	$1,682,607	$1,977,802

Investments in shares of mutual funds, at cost	$1,853,593	$1,549,062	$1,495,269	$1,854,641

Shares of mutual funds owned	29,745	91,260	47,053	26,297

Accumulation units outstanding	35,569	59,670	21,212	108,916

Statements of Operations

Year ended December 31, 2025

	Invesco V.I.	Invesco V.I.		Invesco V.I.
	American	American Value	Invesco V.I. Core	Discovery Mid
	Franchise Fund	Fund – Series I	Equity Fund	Cap Growth Fund
	– Series II Shares	Shares	– Series II Shares	– Series I Shares
Net investment income (loss)
Investment income:
Dividends	$—	$6,338	$6,236	$—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	6,338	6,236	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	42,684	12,850	17,502	38,263
Capital gains distributions	206,554	211,479	114,089	156,098
Total realized gains (losses) on investments	249,238	224,329	131,591	194,361

Change in net unrealized appreciation (depreciation) of investments	(9,035)	17,666	83,360	(98,144)

Net gains (losses) on investments	240,203	248,333	221,187	96,217
Net increase (decrease) in net assets resulting from operations	$240,203	$248,333	$221,187	$96,217

See accompanying notes.

14

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Invesco V.I. EQV			Invesco V.I.
	International	Invesco V.I. Global	Invesco V.I. Health	Main Street
	Equity Fund	Real Estate Fund	Care Fund	Mid Cap Fund
	– Series I Shares	– Series I Shares	– Series I Shares	– Series II Shares
Assets
Investments in shares of mutual funds, at fair value	$863,823	$584,493	$6,989,040	$1,482,856
Total assets	863,823	584,493	6,989,040	1,482,856
Total liabilities	—	—	—	—
Net assets	$863,823	$584,493	$6,989,040	$1,482,856

Net assets
Applicable to accumulation units	$863,823	$584,493	$6,989,040	$1,482,856
Total net assets	$863,823	$584,493	$6,989,040	$1,482,856

Investments in shares of mutual funds, at cost	$805,496	$570,384	$6,539,362	$1,387,841

Shares of mutual funds owned	23,922	41,278	233,825	141,224

Accumulation units outstanding	18,236	44,877	134,148	36,196

Statements of Operations

Year ended December 31, 2025

	Invesco V.I. EQV			Invesco V.I.
	International	Invesco V.I. Global	Invesco V.I. Health	Main Street
	Equity Fund	Real Estate Fund	Care Fund	Mid Cap Fund
	– Series I Shares	– Series I Shares	– Series I Shares	– Series II Shares
Net investment income (loss)
Investment income:
Dividends	$10,324	$11,106	$—	$1,473

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	10,324	11,106	—	1,473

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	12,932	3,606	17,627	153
Capital gains distributions	45,823	—	269,529	141,055
Total realized gains (losses) on investments	58,755	3,606	287,156	141,208

Change in net unrealized appreciation (depreciation) of investments	33,900	13,902	640,955	(31,859)

Net gains (losses) on investments	102,979	28,614	928,111	110,822
Net increase (decrease) in net assets resulting from operations	$102,979	$28,614	$928,111	$110,822

See accompanying notes.

15

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Invesco V.I. Main		Janus Henderson	Janus Henderson
	Street Small Cap	Invesco V.I. Small	Global Sustainable	Series Balanced
	Fund – Series II	Cap Equity Fund	Equity Portfolio	Portfolio – Service
	Shares	– Series I Shares	– Service Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$2,263,390	$286,143	$90,727	$13,635,863
Total assets	2,263,390	286,143	90,727	13,635,863
Total liabilities	—	—	—	—
Net assets	$2,263,390	$286,143	$90,727	$13,635,863

Net assets
Applicable to accumulation units	$2,263,390	$286,143	$90,727	$13,635,863
Total net assets	$2,263,390	$286,143	$90,727	$13,635,863

Investments in shares of mutual funds, at cost	$2,241,953	$275,449	$86,063	$11,777,572

Shares of mutual funds owned	81,681	14,264	7,039	229,251

Accumulation units outstanding	42,527	6,946	6,049	208,749

Statements of Operations

Year ended December 31, 2025

	Invesco V.I. Main		Janus Henderson	Janus Henderson
	Street Small Cap	Invesco V.I. Small	Global Sustainable	Series Balanced
	Fund – Series II	Cap Equity Fund	Equity Portfolio	Portfolio – Service
	Shares	– Series I Shares	– Service Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$4,981	$—	$192	$215,452

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	4,981	—	192	215,452

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	94,558	11,347	12,481	694,876
Capital gains distributions	221,486	7,206	3,670	382,171
Total realized gains (losses) on investments	316,044	18,553	16,151	1,077,047

Change in net unrealized appreciation (depreciation) of investments	(138,743)	(3,038)	6,101	452,774

Net gains (losses) on investments	182,282	15,515	22,444	1,745,273
Net increase (decrease) in net assets resulting from operations	$182,282	$15,515	$22,444	$1,745,273

See accompanying notes.

16

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Series Enterprise	Series Flexible	Series Forty	Series Global
	Portfolio	Bond Portfolio	Portfolio – Service	Research Portfolio
	– Service Shares	– Service Shares	Shares	– Service Shares
Assets
Investments in shares of mutual funds, at fair value	$14,875,100	$8,340,947	$13,255,123	$1,520,056
Total assets	14,875,100	8,340,947	13,255,123	1,520,056
Total liabilities	—	—	—	—
Net assets	$14,875,100	$8,340,947	$13,255,123	$1,520,056

Net assets
Applicable to accumulation units	$14,875,100	$8,340,947	$13,255,123	$1,520,056
Total net assets	$14,875,100	$8,340,947	$13,255,123	$1,520,056

Investments in shares of mutual funds, at cost	$14,428,157	$8,214,044	$11,195,483	$1,335,601

Shares of mutual funds owned	202,796	748,738	255,545	19,891

Accumulation units outstanding	186,238	324,383	181,091	27,877

Statements of Operations

Year ended December 31, 2025

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Series Enterprise	Series Flexible	Series Forty	Series Global
	Portfolio	Bond Portfolio	Portfolio – Service	Research Portfolio
	– Service Shares	– Service Shares	Shares	– Service Shares
Net investment income (loss)
Investment income:
Dividends	$24,749	$254,508	$29,985	$8,771

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	24,749	254,508	29,985	8,771

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	188,444	23,458	371,980	136,256
Capital gains distributions	1,178,662	—	1,537,772	133,381
Total realized gains (losses) on investments	1,367,106	23,458	1,909,752	269,637

Change in net unrealized appreciation (depreciation) of investments	(353,393)	202,230	26,079	(7,373)

Net gains (losses) on investments	1,038,462	480,196	1,965,816	271,035
Net increase (decrease) in net assets resulting from operations	$1,038,462	$480,196	$1,965,816	$271,035

See accompanying notes.

17

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Janus Henderson
	Series Global
	Technology and			Lord Abbett Series
	Innovation		LargeCap S&P	Fund Developing
	Portfolio – Service	LargeCap Growth	500 Index Account	Growth Portfolio
	Shares	Account I – Class 1	– Class 1	– Class VC
Assets
Investments in shares of mutual funds, at fair value	$14,733,862	$54,005,029	$224,349,182	$4,506,320
Total assets	14,733,862	54,005,029	224,349,182	4,506,320
Total liabilities	—	—	—	—
Net assets	$14,733,862	$54,005,029	$224,349,182	$4,506,320

Net assets
Applicable to accumulation units	$14,733,862	$54,005,029	$224,349,182	$4,506,320
Total net assets	$14,733,862	$54,005,029	$224,349,182	$4,506,320

Investments in shares of mutual funds, at cost	$11,469,438	$51,198,795	$207,545,651	$3,680,496

Shares of mutual funds owned	615,449	1,182,247	9,232,477	134,799

Accumulation units outstanding	444,371	348,806	2,917,943	138,787

Statements of Operations

Year ended December 31, 2025

	Janus Henderson
	Series Global
	Technology and			Lord Abbett Series
	Innovation		LargeCap S&P	Fund Developing
	Portfolio – Service	LargeCap Growth	500 Index Account	Growth Portfolio
	Shares	Account I – Class 1	– Class 1	– Class VC
Net investment income (loss)
Investment income:
Dividends	$—	$—	$2,738,176	$7,733

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	—	2,738,176	7,733

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	718,155	3,437,143	1,200,435	131,399
Capital gains distributions	1,116,168	8,274,225	33,784,477	—
Total realized gains (losses) on investments	1,834,323	11,711,368	34,984,912	131,399

Change in net unrealized appreciation (depreciation) of investments	879,476	(6,003,975)	(5,146,989)	503,324

Net gains (losses) on investments	2,713,799	5,707,393	32,576,099	642,456
Net increase (decrease) in net assets resulting from operations	$2,713,799	$5,707,393	$32,576,099	$642,456

See accompanying notes.

18

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		LVIP American
	LVIP American	Century	LVIP American	LVIP American
	Century Capital	Disciplined Core	Century Inflation	Century
	Appreciation Fund	Value Fund	Protection Fund	International Fund
	– Service Class	– Service Class	– Service Class	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$1,806,037	$3,851,835	$1,838,423	$261,694
Total assets	1,806,037	3,851,835	1,838,423	261,694
Total liabilities	—	—	—	—
Net assets	$1,806,037	$3,851,835	$1,838,423	$261,694

Net assets
Applicable to accumulation units	$1,806,037	$3,851,835	$1,838,423	$261,694
Total net assets	$1,806,037	$3,851,835	$1,838,423	$261,694

Investments in shares of mutual funds, at cost	$1,856,243	$3,332,713	$1,891,302	$245,065

Shares of mutual funds owned	123,136	398,123	203,456	21,396

Accumulation units outstanding	55,826	69,137	125,141	7,316

Statements of Operations

Year ended December 31, 2025

		LVIP American
	LVIP American	Century	LVIP American	LVIP American
	Century Capital	Disciplined Core	Century Inflation	Century
	Appreciation Fund	Value Fund	Protection Fund	International Fund
	– Service Class	– Service Class	– Service Class	– Service Class
Net investment income (loss)
Investment income:
Dividends	$—	$52,427	$132,545	$2,669

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	52,427	132,545	2,669

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	31,243	37,644	6,624	7,445
Capital gains distributions	299,184	—	—	—
Total realized gains (losses) on investments	330,427	37,644	6,624	7,445

Change in net unrealized appreciation (depreciation) of investments	(220,233)	388,544	(42,899)	25,676

Net gains (losses) on investments	110,194	478,615	96,270	35,790
Net increase (decrease) in net assets resulting from operations	$110,194	$478,615	$96,270	$35,790

See accompanying notes.

19

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

				MFS® Blended
	LVIP American	LVIP American	Macquarie VIP	Research® Small
	Century Mid Cap	Century Value	Small Cap Value	Cap Equity
	Value Fund	Fund – Service	Series – Service	Portfolio – Service
	– Service Class	Class	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$7,770,298	$4,122,449	$5,032,691	$1,469,048
Total assets	7,770,298	4,122,449	5,032,691	1,469,048
Total liabilities	—	—	—	—
Net assets	$7,770,298	$4,122,449	$5,032,691	$1,469,048

Net assets
Applicable to accumulation units	$7,770,298	$4,122,449	$5,032,691	$1,469,048
Total net assets	$7,770,298	$4,122,449	$5,032,691	$1,469,048

Investments in shares of mutual funds, at cost	$7,828,662	$3,914,963	$4,537,547	$1,470,368

Shares of mutual funds owned	400,634	318,656	126,228	159,853

Accumulation units outstanding	137,335	66,090	117,757	64,044

Statements of Operations

Year ended December 31, 2025

				MFS® Blended
	LVIP American	LVIP American	Macquarie VIP	Research® Small
	Century Mid Cap	Century Value	Small Cap Value	Cap Equity
	Value Fund	Fund – Service	Series – Service	Portfolio – Service
	– Service Class	Class	Class	Class
Net investment income (loss)
Investment income:
Dividends	$125,575	$57,688	$42,900	$10,510

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	125,575	57,688	42,900	10,510

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	72,880	81,246	685	(7,062)
Capital gains distributions	631,726	287,317	283,462	139,026
Total realized gains (losses) on investments	704,606	368,563	284,147	131,964

Change in net unrealized appreciation (depreciation) of investments	(190,951)	128,077	32,870	(64,352)

Net gains (losses) on investments	639,230	554,328	359,917	78,122
Net increase (decrease) in net assets resulting from operations	$639,230	$554,328	$359,917	$78,122

See accompanying notes.

20

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

				MFS®
			MFS®	International
	MFS® Global	MFS® Growth	Inflation–Adjusted	Intrinsic Value
	Equity Series	Series – Service	Bond Portfolio	Portfolio – Service
	– Service Class	Class	– Service Class	Class
Assets
Investments in shares of mutual funds, at fair value	$1,153,315	$10,011,241	$78,195	$5,675,630
Total assets	1,153,315	10,011,241	78,195	5,675,630
Total liabilities	—	—	—	—
Net assets	$1,153,315	$10,011,241	$78,195	$5,675,630

Net assets
Applicable to accumulation units	$1,153,315	$10,011,241	$78,195	$5,675,630
Total net assets	$1,153,315	$10,011,241	$78,195	$5,675,630

Investments in shares of mutual funds, at cost	$1,225,399	$9,921,120	$77,445	$4,892,260

Shares of mutual funds owned	59,541	164,984	9,799	157,002

Accumulation units outstanding	24,433	84,615	7,631	190,900

Statements of Operations

Year ended December 31, 2025

				MFS®
			MFS®	International
	MFS® Global	MFS® Growth	Inflation–Adjusted	Intrinsic Value
	Equity Series	Series – Service	Bond Portfolio	Portfolio – Service
	– Service Class	Class	– Service Class	Class
Net investment income (loss)
Investment income:
Dividends	$7,252	$—	$3,250	$68,026

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	7,252	—	3,250	68,026

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(24,129)	(2,573)	(2,609)	314,719
Capital gains distributions	191,253	1,848,829	—	290,940
Total realized gains (losses) on investments	167,124	1,846,256	(2,609)	605,659

Change in net unrealized appreciation (depreciation) of investments	(36,993)	(787,888)	7,600	691,608

Net gains (losses) on investments	137,383	1,058,368	8,241	1,365,293
Net increase (decrease) in net assets resulting from operations	$137,383	$1,058,368	$8,241	$1,365,293

See accompanying notes.

21

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			MFS® New	MFS® Research
	MFS® Mid Cap	MFS® New	Discovery Value	International
	Value Portfolio	Discovery Series	Portfolio – Service	Portfolio – Service
	– Service Class	– Service Class	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$7,821,601	$2,831,511	$2,901,305	$1,785,474
Total assets	7,821,601	2,831,511	2,901,305	1,785,474
Total liabilities	—	—	—	—
Net assets	$7,821,601	$2,831,511	$2,901,305	$1,785,474

Net assets
Applicable to accumulation units	$7,821,601	$2,831,511	$2,901,305	$1,785,474
Total net assets	$7,821,601	$2,831,511	$2,901,305	$1,785,474

Investments in shares of mutual funds, at cost	$7,809,012	$2,754,049	$3,074,034	$1,478,340

Shares of mutual funds owned	787,674	234,009	401,843	88,085

Accumulation units outstanding	336,080	43,332	114,295	96,504

Statements of Operations

Year ended December 31, 2025

			MFS® New	MFS® Research
	MFS® Mid Cap	MFS® New	Discovery Value	International
	Value Portfolio	Discovery Series	Portfolio – Service	Portfolio – Service
	– Service Class	– Service Class	Class	Class
Net investment income (loss)
Investment income:
Dividends	$63,623	$—	$42,851	$19,468

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	63,623	—	42,851	19,468

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	73,398	(59,833)	(28,139)	27,909
Capital gains distributions	693,292	—	301,464	—
Total realized gains (losses) on investments	766,690	(59,833)	273,325	27,909

Change in net unrealized appreciation (depreciation) of investments	(402,572)	371,668	(216,845)	235,107

Net gains (losses) on investments	427,741	311,835	99,331	282,484
Net increase (decrease) in net assets resulting from operations	$427,741	$311,835	$99,331	$282,484

See accompanying notes.

22

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	MFS® Total	MFS® Utilities	MFS® Value
	Return Series	Series – Service	Series – Service	MidCap Account
	– Service Class	Class	Class	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$487,928	$4,855,405	$5,733,378	$22,274,505
Total assets	487,928	4,855,405	5,733,378	22,274,505
Total liabilities	—	—	—	—
Net assets	$487,928	$4,855,405	$5,733,378	$22,274,505

Net assets
Applicable to accumulation units	$487,928	$4,855,405	$5,733,378	$22,274,505
Total net assets	$487,928	$4,855,405	$5,733,378	$22,274,505

Investments in shares of mutual funds, at cost	$488,975	$4,480,240	$5,623,567	$23,034,028

Shares of mutual funds owned	21,552	131,869	265,803	358,977

Accumulation units outstanding	15,826	151,316	88,177	102,970

Statements of Operations

Year ended December 31, 2025

	MFS® Total	MFS® Utilities	MFS® Value
	Return Series	Series – Service	Series – Service	MidCap Account
	– Service Class	Class	Class	– Class 1
Net investment income (loss)
Investment income:
Dividends	$8,150	$123,808	$74,921	$72,461

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	8,150	123,808	74,921	72,461

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	4,207	126,713	(10,868)	390,564
Capital gains distributions	23,978	61,744	413,948	2,905,698
Total realized gains (losses) on investments	28,185	188,457	403,080	3,296,262

Change in net unrealized appreciation (depreciation) of investments	(1,672)	330,685	136,000	(3,055,720)

Net gains (losses) on investments	34,663	642,950	614,001	313,003
Net increase (decrease) in net assets resulting from operations	$34,663	$642,950	$614,001	$313,003

See accompanying notes.

23

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

				PIMCO VIT
				CommodityReal
	Neuberger Berman	Neuberger Berman	PIMCO VIT All	Return® Strategy
	AMT Mid Cap	AMT Quality	Asset Portfolio	Portfolio
	Growth Portfolio	Equity Portfolio	– Administrative	– Administrative
	– S Class Shares	– I Class Shares	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$152,649	$868,303	$248,418	$311,487
Total assets	152,649	868,303	248,418	311,487
Total liabilities	—	—	—	—
Net assets	$152,649	$868,303	$248,418	$311,487

Net assets
Applicable to accumulation units	$152,649	$868,303	$248,418	$311,487
Total net assets	$152,649	$868,303	$248,418	$311,487

Investments in shares of mutual funds, at cost	$153,768	$650,274	$233,530	$282,107

Shares of mutual funds owned	6,355	20,306	25,931	49,521

Accumulation units outstanding	5,742	36,273	12,690	30,369

Statements of Operations

Year ended December 31, 2025

				PIMCO VIT
				CommodityReal
	Neuberger Berman	Neuberger Berman	PIMCO VIT All	Return® Strategy
	AMT Mid Cap	AMT Quality	Asset Portfolio	Portfolio
	Growth Portfolio	Equity Portfolio	– Administrative	– Administrative
	– S Class Shares	– I Class Shares	Class	Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$11,690	$7,492

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	—	11,690	7,492

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	6,162	22,339	(982)	5,133
Capital gains distributions	21,393	48,072	—	—
Total realized gains (losses) on investments	27,555	70,411	(982)	5,133

Change in net unrealized appreciation (depreciation) of investments	(15,724)	27,645	22,045	29,733

Net gains (losses) on investments	11,831	98,056	32,753	42,358
Net increase (decrease) in net assets resulting from operations	$11,831	$98,056	$32,753	$42,358

See accompanying notes.

24

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Administrative Class
Assets
Investments in shares of mutual funds, at fair value	$91,306	$6,179,251	$371,448	$848,148
Total assets	91,306	6,179,251	371,448	848,148
Total liabilities	—	—	—	—
Net assets	$91,306	$6,179,251	$371,448	$848,148

Net assets
Applicable to accumulation units	$91,306	$6,179,251	$371,448	$848,148
Total net assets	$91,306	$6,179,251	$371,448	$848,148

Investments in shares of mutual funds, at cost	$86,433	$6,059,640	$368,585	$839,285

Shares of mutual funds owned	7,995	833,907	49,659	86,723

Accumulation units outstanding	5,371	239,817	33,847	71,333

Statements of Operations

Year ended December 31, 2025

	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Administrative Class
Net investment income (loss)
Investment income:
Dividends	$6,863	$397,931	$12,286	$24,359

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	6,863	397,931	12,286	24,359

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,366	173,237	(13,076)	4,566
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	5,366	173,237	(13,076)	4,566

Change in net unrealized appreciation (depreciation) of investments	1,308	(25,693)	18,718	4,654

Net gains (losses) on investments	13,537	545,475	17,928	33,579
Net increase (decrease) in net assets resulting from operations	$13,537	$545,475	$17,928	$33,579

See accompanying notes.

25

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1
Assets
Investments in shares of mutual funds, at fair value	$3,042,146	$4,908,928	$5,941,145	$8,861,730
Total assets	3,042,146	4,908,928	5,941,145	8,861,730
Total liabilities	—	—	—	—
Net assets	$3,042,146	$4,908,928	$5,941,145	$8,861,730

Net assets
Applicable to accumulation units	$3,042,146	$4,908,928	$5,941,145	$8,861,730
Total net assets	$3,042,146	$4,908,928	$5,941,145	$8,861,730

Investments in shares of mutual funds, at cost	$2,991,279	$4,890,793	$5,853,587	$7,626,282

Shares of mutual funds owned	253,301	475,211	628,692	198,382

Accumulation units outstanding	187,517	346,086	374,805	234,973

Statements of Operations

Year ended December 31, 2025

	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1
Net investment income (loss)
Investment income:
Dividends	$90,445	$193,999	$113,198	$40,070

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	90,445	193,999	113,198	40,070

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	20,216	8,096	19,501	389,810
Capital gains distributions	—	—	—	624,086
Total realized gains (losses) on investments	20,216	8,096	19,501	1,013,896

Change in net unrealized appreciation (depreciation) of investments	71,923	(2,374)	88,741	(30,641)

Net gains (losses) on investments	182,584	199,721	221,440	1,023,325
Net increase (decrease) in net assets resulting from operations	$182,584	$199,721	$221,440	$1,023,325

See accompanying notes.

26

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1	Principal LifeTime 2050 Account – Class 1
Assets
Investments in shares of mutual funds, at fair value	$19,101,975	$82,859,383	$61,186,595	$32,416,408
Total assets	19,101,975	82,859,383	61,186,595	32,416,408
Total liabilities	—	—	—	—
Net assets	$19,101,975	$82,859,383	$61,186,595	$32,416,408

Net assets
Applicable to accumulation units	$19,101,975	$82,859,383	$61,186,595	$32,416,408
Total net assets	$19,101,975	$82,859,383	$61,186,595	$32,416,408

Investments in shares of mutual funds, at cost	$18,437,505	$75,443,318	$54,530,529	$28,523,199

Shares of mutual funds owned	1,428,719	5,738,184	3,149,078	1,680,477

Accumulation units outstanding	523,026	1,998,476	1,258,340	612,420

Statements of Operations

Year ended December 31, 2025

	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1	Principal LifeTime 2050 Account – Class 1
Net investment income (loss)
Investment income:
Dividends	$511,824	$1,740,064	$871,639	$386,382

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	511,824	1,740,064	871,639	386,382

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	697,841	391,748	995,622	414,285
Capital gains distributions	697,793	3,530,225	2,850,727	1,816,228
Total realized gains (losses) on investments	1,395,634	3,921,973	3,846,349	2,230,513

Change in net unrealized appreciation (depreciation) of investments	71,464	3,495,989	3,001,676	1,858,952

Net gains (losses) on investments	1,978,922	9,158,026	7,719,664	4,475,847
Net increase (decrease) in net assets resulting from operations	$1,978,922	$9,158,026	$7,719,664	$4,475,847

See accompanying notes.

27

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Value Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB
Assets
Investments in shares of mutual funds, at fair value	$18,084,953	$9,003,645	$952,796	$15,203,498
Total assets	18,084,953	9,003,645	952,796	15,203,498
Total liabilities	—	—	—	—
Net assets	$18,084,953	$9,003,645	$952,796	$15,203,498

Net assets
Applicable to accumulation units	$18,084,953	$9,003,645	$952,796	$15,203,498
Total net assets	$18,084,953	$9,003,645	$952,796	$15,203,498

Investments in shares of mutual funds, at cost	$15,882,988	$8,592,782	$837,307	$12,772,130

Shares of mutual funds owned	949,341	754,074	60,075	864,818

Accumulation units outstanding	579,792	349,528	45,346	316,749

Statements of Operations

Year ended December 31, 2025

	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Value Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB
Net investment income (loss)
Investment income:
Dividends	$196,901	$256,988	$6,239	$—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	196,901	256,988	6,239	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	382,027	240,143	59,037	718,692
Capital gains distributions	870,327	218,260	4,374	1,089,310
Total realized gains (losses) on investments	1,252,354	458,403	63,411	1,808,002

Change in net unrealized appreciation (depreciation) of investments	979,795	113,792	108,046	3,476

Net gains (losses) on investments	2,429,050	829,183	177,696	1,811,478
Net increase (decrease) in net assets resulting from operations	$2,429,050	$829,183	$177,696	$1,811,478

See accompanying notes.

28

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Putnam VT Small Cap Growth Fund – Class IB	Putnam VT Small Cap Value Fund – Class IB	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund
Assets
Investments in shares of mutual funds, at fair value	$852,573	$131,173	$16,264,175	$245,296
Total assets	852,573	131,173	16,264,175	245,296
Total liabilities	—	—	—	—
Net assets	$852,573	$131,173	$16,264,175	$245,296

Net assets
Applicable to accumulation units	$852,573	$131,173	$16,264,175	$245,296
Total net assets	$852,573	$131,173	$16,264,175	$245,296

Investments in shares of mutual funds, at cost	$834,071	$129,903	$17,183,776	$215,709

Shares of mutual funds owned	39,563	12,134	930,445	2,078

Accumulation units outstanding	71,494	11,885	136,747	13,179

Statements of Operations

Year ended December 31, 2025

	Putnam VT Small Cap Growth Fund – Class IB	Putnam VT Small Cap Value Fund – Class IB	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund
Net investment income (loss)
Investment income:
Dividends	$1,873	$318	$261,413	$3,224

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	1,873	318	261,413	3,224

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(29,601)	(790)	(128,531)	9,834
Capital gains distributions	32,527	4,352	588,893	17,937
Total realized gains (losses) on investments	2,926	3,562	460,362	27,771

Change in net unrealized appreciation (depreciation) of investments	41,599	455	(534,402)	32,429

Net gains (losses) on investments	46,398	4,335	187,373	63,424
Net increase (decrease) in net assets resulting from operations	$46,398	$4,335	$187,373	$63,424

See accompanying notes.

29

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Rydex VI Utilities Fund	SAM Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1
Assets
Investments in shares of mutual funds, at fair value	$37,418	$41,457,899	$10,809,386	$57,069,928
Total assets	37,418	41,457,899	10,809,386	57,069,928
Total liabilities	—	—	—	—
Net assets	$37,418	$41,457,899	$10,809,386	$57,069,928

Net assets
Applicable to accumulation units	$37,418	$41,457,899	$10,809,386	$57,069,928
Total net assets	$37,418	$41,457,899	$10,809,386	$57,069,928

Investments in shares of mutual funds, at cost	$35,462	$39,266,482	$10,107,313	$49,710,400

Shares of mutual funds owned	866	2,640,631	868,224	2,418,217

Accumulation units outstanding	2,017	1,219,441	383,150	1,476,740

Statements of Operations

Year ended December 31, 2025

	Rydex VI Utilities Fund	SAM Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1
Net investment income (loss)
Investment income:
Dividends	$350	$930,393	$298,973	$880,124

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	350	930,393	298,973	880,124

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	—	462,838	163,384	1,173,344
Capital gains distributions	—	2,883,142	239,559	3,572,194
Total realized gains (losses) on investments	—	3,345,980	402,943	4,745,538

Change in net unrealized appreciation (depreciation) of investments	1,956	791,320	458,512	1,771,332

Net gains (losses) on investments	2,306	5,067,693	1,160,428	7,396,994
Net increase (decrease) in net assets resulting from operations	$2,306	$5,067,693	$1,160,428	$7,396,994

See accompanying notes.

30

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	SAM Flexible Income Portfolio – Class 1	SAM Strategic Growth Portfolio – Class 1	Short-Term Income Account – Class 1	SmallCap Account – Class 1
Assets
Investments in shares of mutual funds, at fair value	$7,177,762	$96,987,113	$13,939,007	$10,093,112
Total assets	7,177,762	96,987,113	13,939,007	10,093,112
Total liabilities	—	—	—	—
Net assets	$7,177,762	$96,987,113	$13,939,007	$10,093,112

Net assets
Applicable to accumulation units	$7,177,762	$96,987,113	$13,939,007	$10,093,112
Total net assets	$7,177,762	$96,987,113	$13,939,007	$10,093,112

Investments in shares of mutual funds, at cost	$7,040,267	$78,382,814	$13,768,974	$8,926,182

Shares of mutual funds owned	607,770	3,419,856	5,444,924	589,207

Accumulation units outstanding	286,761	2,300,764	860,031	158,580

Statements of Operations

Year ended December 31, 2025

	SAM Flexible Income Portfolio – Class 1	SAM Strategic Growth Portfolio – Class 1	Short-Term Income Account – Class 1	SmallCap Account – Class 1
Net investment income (loss)
Investment income:
Dividends	$247,907	$1,226,605	$584,164	$29,970

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	247,907	1,226,605	584,164	29,970

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	77,346	2,181,161	744,694	54,919
Capital gains distributions	—	6,594,586	—	466,536
Total realized gains (losses) on investments	77,346	8,775,747	744,694	521,455

Change in net unrealized appreciation (depreciation) of investments	357,099	4,036,585	(430,600)	807,669

Net gains (losses) on investments	682,352	14,038,937	898,258	1,359,094
Net increase (decrease) in net assets resulting from operations	$682,352	$14,038,937	$898,258	$1,359,094

See accompanying notes.

31

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	T. Rowe Price Health Sciences Portfolio – II	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2
Assets
Investments in shares of mutual funds, at fair value	$994,650	$1,330,203	$3,181,372	$1,911,542
Total assets	994,650	1,330,203	3,181,372	1,911,542
Total liabilities	—	—	—	—
Net assets	$994,650	$1,330,203	$3,181,372	$1,911,542

Net assets
Applicable to accumulation units	$994,650	$1,330,203	$3,181,372	$1,911,542
Total net assets	$994,650	$1,330,203	$3,181,372	$1,911,542

Investments in shares of mutual funds, at cost	$940,691	$1,361,464	$2,985,608	$1,666,097

Shares of mutual funds owned	18,409	86,941	225,469	130,748

Accumulation units outstanding	43,582	72,128	151,481	93,499

Statements of Operations

Year ended December 31, 2025

	T. Rowe Price Health Sciences Portfolio – II	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2
Net investment income (loss)
Investment income:
Dividends	$—	$36,073	$66,321	$45,128

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	36,073	66,321	45,128

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(17,184)	(60,251)	(283,644)	35,293
Capital gains distributions	36,014	—	—	—
Total realized gains (losses) on investments	18,830	(60,251)	(283,644)	35,293

Change in net unrealized appreciation (depreciation) of investments	137,095	129,699	567,257	107,601

Net gains (losses) on investments	155,925	105,521	349,934	188,022
Net increase (decrease) in net assets resulting from operations	$155,925	$105,521	$349,934	$188,022

See accompanying notes.

32

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	VanEck VIP Trust Global Resources Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Conservative Allocation Portfolio
Assets
Investments in shares of mutual funds, at fair value	$1,688,811	$216,344	$9,334,912	$179,163
Total assets	1,688,811	216,344	9,334,912	179,163
Total liabilities	—	—	—	—
Net assets	$1,688,811	$216,344	$9,334,912	$179,163

Net assets
Applicable to accumulation units	$1,688,811	$216,344	$9,334,912	$179,163
Total net assets	$1,688,811	$216,344	$9,334,912	$179,163

Investments in shares of mutual funds, at cost	$1,431,205	$175,545	$8,676,311	$171,567

Shares of mutual funds owned	52,825	6,456	367,372	6,771

Accumulation units outstanding	154,666	16,454	135,962	14,853

Statements of Operations

Year ended December 31, 2025

	VanEck VIP Trust Global Resources Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Conservative Allocation Portfolio
Net investment income (loss)
Investment income:
Dividends	$32,403	$5,087	$162,664	$5,059

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	32,403	5,087	162,664	5,059

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(454)	6,112	232,553	8,199
Capital gains distributions	—	—	696,740	5,927
Total realized gains (losses) on investments	(454)	6,112	929,293	14,126
Change in net unrealized appreciation (depreciation) of investments	355,281	56,654	232,868	3,084

Net gains (losses) on investments	387,230	67,853	1,324,825	22,269
Net increase (decrease) in net assets resulting from operations	$387,230	$67,853	$1,324,825	$22,269

See accompanying notes.

33

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Vanguard VIF Equity Income Portfolio	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Assets
Investments in shares of mutual funds, at fair value	$2,022,440	$3,111,621	$678,900	$37,941,140
Total assets	2,022,440	3,111,621	678,900	37,941,140
Total liabilities	—	—	—	—
Net assets	$2,022,440	$3,111,621	$678,900	$37,941,140

Net assets
Applicable to accumulation units	$2,022,440	$3,111,621	$678,900	$37,941,140
Total net assets	$2,022,440	$3,111,621	$678,900	$37,941,140

Investments in shares of mutual funds, at cost	$1,880,696	$3,013,897	$640,747	$33,250,734

Shares of mutual funds owned	77,133	165,248	23,746	1,356,979

Accumulation units outstanding	130,906	309,578	65,006	441,868

Statements of Operations

Year ended December 31, 2025

	Vanguard VIF Equity Income Portfolio	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Net investment income (loss)
Investment income:
Dividends	$13,357	$54,841	$1,767	$391,472

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	13,357	54,841	1,767	391,472

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	9,043	4,416	8,157	685,483
Capital gains distributions	40,603	3,343	11,908	1,559,575
Total realized gains (losses) on investments	49,646	7,759	20,065	2,245,058
Change in net unrealized appreciation (depreciation) of investments	129,822	73,118	37,772	1,140,148

Net gains (losses) on investments	192,825	135,718	59,604	3,776,678
Net increase (decrease) in net assets resulting from operations	$192,825	$135,718	$59,604	$3,776,678

See accompanying notes.

34

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

Vanguard VIF Real Estate Index Portfolio
Assets
Investments in shares of mutual funds, at fair value	$265,389
Total assets	265,389
Total liabilities	—
Net assets	$265,389

Net assets
Applicable to accumulation units	$265,389
Total net assets	$265,389

Investments in shares of mutual funds, at cost	$271,224

Shares of mutual funds owned	22,938

Accumulation units outstanding	24,495

Statements of Operations

Year ended December 31, 2025

Vanguard VIF Real Estate Index Portfolio
Net investment income (loss)
Investment income:
Dividends	$6,571

Expenses:
Mortality and expense risks	—
Net investment income (loss)	6,571

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,966)
Capital gains distributions	4,208
Total realized gains (losses) on investments	2,242

Change in net unrealized appreciation (depreciation) of investments	(154)
Net gains (losses) on investments	8,659
Net increase (decrease) in net assets resulting from operations	$8,659

See accompanying notes.

35

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS International Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A
Net assets as of January 1, 2024	$4,692,530	$2,090,055	$234,437	$305,402

Increase (decrease) in net assets
Operations:
Net investment income (loss)	44,510	56,571	631	—
Total realized gains (losses) on investments	222,123	52,371	(30,704)	9,216
Change in net unrealized appreciation (depreciation) of investments	211,250	11,338	74,771	9,889
Net gains (losses) on investments	477,883	120,280	44,698	19,105
Net increase (decrease) in net assets resulting from operations	477,883	120,280	44,698	19,105
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,473,194	334,558	17,612	223,765
Contract terminations and surrenders	(152,912)	(60,021)	—	(271)
Death benefit payments	—	—	—	—
Policy loan transfers	(169,416)	(310,638)	(24,299)	(568)
Transfers to other contracts	(539,790)	(233,419)	(3,980)	(81,057)
Cost of insurance and administration charges	(175,302)	(64,655)	(7,630)	(7,408)
Mortality and expenses charges	(9,303)	(610)	—	(1,192)
Surrender charges (refunds)	(6,106)	(2,569)	—	20
Increase (decrease) in net assets from policy related transactions	420,365	(337,354)	(18,297)	133,289
Total increase (decrease)	898,248	(217,074)	26,401	152,394
Net assets as of December 31, 2024	5,590,778	1,872,981	260,838	457,796

Increase (decrease) in net assets
Operations:
Net investment income (loss)	47,164	83,998	—	—
Total realized gains (losses) on investments	653,700	106,715	(8,939)	49,742
Change in net unrealized appreciation (depreciation) of investments	(549,424)	759,162	22,143	(32,437)
Net gains (losses) on investments	151,440	949,875	13,204	17,305
Net increase (decrease) in net assets resulting from operations	151,440	949,875	13,204	17,305
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,354,758	1,409,131	20,324	117,431
Contract terminations and surrenders	(344,653)	(132,569)	—	(133,653)
Death benefit payments	(1,033)	(21,725)	—	—
Policy loan transfers	(60,435)	(38,216)	322	(429)
Transfers to other contracts	(858,853)	(206,443)	(7,230)	(126,280)
Cost of insurance and administration charges	(174,373)	(77,307)	(6,929)	(6,964)
Mortality and expenses charges	(10,098)	(914)	—	(1,146)
Surrender charges (refunds)	190	(4,138)	—	6,246
Increase (decrease) in net assets from policy related transactions	(94,497)	927,819	6,487	(144,795)
Total increase (decrease)	56,943	1,877,694	19,691	(127,490)
Net assets as of December 31, 2025	$5,647,721	$3,750,675	$280,529	$330,306

See accompanying notes.

36

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	American Funds Insurance Series - Capital World Bond Fund - Class 2 Shares	American Funds Insurance Series - Global Balanced Fund - Class 2 Shares	American Funds Insurance Series - Global Small Capitalization Fund - Class 2 Shares	American Funds Insurance Series - Growth Fund - Class 2 Shares
Net assets as of January 1, 2024	$369,555	$856,766	$81,002	$20,301,431

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12,255	19,889	933	88,463
Total realized gains (losses) on investments	419	(5,480)	3,451	1,164,661
Change in net unrealized appreciation (depreciation) of investments	(24,680)	48,103	(2,741)	5,580,433
Net gains (losses) on investments	(12,006)	62,512	1,643	6,833,557
Net increase (decrease) in net assets resulting from operations	(12,006)	62,512	1,643	6,833,557
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	488,650	548,740	33,439	10,618,219
Contract terminations and surrenders	(41,769)	(112,132)	—	(1,735,116)
Death benefit payments	—	—	—	(19,702)
Policy loan transfers	(4,505)	(59,946)	—	(334,787)
Transfers to other contracts	(198,800)	(139,785)	(6,066)	(4,099,940)
Cost of insurance and administration charges	(14,581)	(54,088)	(1,329)	(711,182)
Mortality and expenses charges	(1,515)	(2,227)	(280)	(40,373)
Surrender charges (refunds)	3,148	7,786	—	70,394
Increase (decrease) in net assets from policy related transactions	230,628	188,348	25,764	3,747,513
Total increase (decrease)	218,622	250,860	27,407	10,581,070
Net assets as of December 31, 2024	588,177	1,107,626	108,409	30,882,501

Increase (decrease) in net assets
Operations:
Net investment income (loss)	21,156	19,300	21	55,057
Total realized gains (losses) on investments	11,696	60,239	17,246	4,185,889
Change in net unrealized appreciation (depreciation) of investments	27,902	130,534	(1,888)	2,693,518
Net gains (losses) on investments	60,754	210,073	15,379	6,934,464
Net increase (decrease) in net assets resulting from operations	60,754	210,073	15,379	6,934,464
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	440,554	415,407	16,061	18,463,221
Contract terminations and surrenders	(40,583)	(26,608)	(5,491)	(816,513)
Death benefit payments	(3,883)	—	—	(38,565)
Policy loan transfers	2,017	(44,622)	—	(443,475)
Transfers to other contracts	(288,914)	(103,449)	(126,731)	(9,947,546)
Cost of insurance and administration charges	(16,904)	(53,002)	(1,239)	(863,844)
Mortality and expenses charges	(2,146)	(2,857)	(361)	(61,164)
Surrender charges (refunds)	1,897	1,104	257	9,785
Increase (decrease) in net assets from policy related transactions	92,038	185,973	(117,504)	6,301,899
Total increase (decrease)	152,792	396,046	(102,125)	13,236,363
Net assets as of December 31, 2025	$740,969	$1,503,672	$6,284	$44,118,864

See accompanying notes.

37

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	American Funds Insurance Series – International Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio – Service Shares
Net assets as of January 1, 2024	$4,282,096	$7,577,533	$8,872,142	$636,255

Increase (decrease) in net assets
Operations:
Net investment income (loss)	61,878	126,236	169,094	4,074
Total realized gains (losses) on investments	(5,198)	122,972	373,678	18,480
Change in net unrealized appreciation (depreciation) of investments	72,741	248,963	1,210,321	53,306
Net gains (losses) on investments	129,421	498,171	1,753,093	75,860
Net increase (decrease) in net assets resulting from operations	129,421	498,171	1,753,093	75,860
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,587,120	3,389,202	3,539,775	182,520
Contract terminations and surrenders	(303,051)	(462,394)	(763,352)	(79,251)
Death benefit payments	(1,130)	—	—	—
Policy loan transfers	(38,406)	(53,252)	(108,731)	(6,657)
Transfers to other contracts	(394,084)	(1,497,865)	(1,748,430)	(104,008)
Cost of insurance and administration charges	(153,496)	(258,134)	(279,496)	(24,539)
Mortality and expenses charges	(6,905)	(17,892)	(20,922)	(302)
Surrender charges (refunds)	3,303	10,119	28,955	(3,393)
Increase (decrease) in net assets from policy related transactions	693,351	1,109,784	647,799	(35,630)
Total increase (decrease)	822,772	1,607,955	2,400,892	40,230
Net assets as of December 31, 2024	5,104,868	9,185,488	11,273,034	676,485

Increase (decrease) in net assets
Operations:
Net investment income (loss)	101,342	142,304	205,674	3,072
Total realized gains (losses) on investments	172,542	694,697	1,511,801	67,867
Change in net unrealized appreciation (depreciation) of investments	1,322,852	2,037,984	488,424	25,123
Net gains (losses) on investments	1,596,736	2,874,985	2,205,899	96,062
Net increase (decrease) in net assets resulting from operations	1,596,736	2,874,985	2,205,899	96,062
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,121,172	4,734,217	5,368,843	1,018,127
Contract terminations and surrenders	(229,569)	(273,333)	(575,720)	(8,985)
Death benefit payments	(38,656)	(24,838)	(5,371)	—
Policy loan transfers	(74,334)	(52,598)	(164,235)	(5,607)
Transfers to other contracts	(931,205)	(2,092,643)	(2,129,437)	(77,641)
Cost of insurance and administration charges	(160,516)	(300,487)	(336,361)	(27,042)
Mortality and expenses charges	(9,509)	(23,514)	(27,154)	(476)
Surrender charges (refunds)	5,062	8,533	15,696	(299)
Increase (decrease) in net assets from policy related transactions	1,682,445	1,975,337	2,146,261	898,077
Total increase (decrease)	3,279,181	4,850,322	4,352,160	994,139
Net assets as of December 31, 2025	$8,384,049	$14,035,810	$15,625,194	$1,670,624

See accompanying notes.

38

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	BNY Mellon IP Technology Growth Portfolio – Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	BNY Mellon VIF Appreciation Portfolio – Service Shares	Bond Market Index Account – Class 1
Net assets as of January 1, 2024	$348,503	$122,603	$536,203	$3,579,940

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	618	1,136	131,884
Total realized gains (losses) on investments	37,090	36,104	67,901	(47,576)
Change in net unrealized appreciation (depreciation) of investments	67,846	2,209	4,127	(55,062)
Net gains (losses) on investments	104,936	38,931	73,164	29,246
Net increase (decrease) in net assets resulting from operations	104,936	38,931	73,164	29,246
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	486,464	209,609	389,982	4,660,529
Contract terminations and surrenders	(7,636)	(116,087)	(33,057)	(49,433)
Death benefit payments	—	—	—	—
Policy loan transfers	(90)	—	(3,698)	(174)
Transfers to other contracts	(133,468)	(38,788)	(252,525)	(2,562,671)
Cost of insurance and administration charges	(12,629)	(7,013)	(17,100)	(84,371)
Mortality and expenses charges	(1,539)	(664)	(2,225)	(14,030)
Surrender charges (refunds)	576	8,750	2,492	3,726
Increase (decrease) in net assets from policy related transactions	331,678	55,807	83,869	1,953,576
Total increase (decrease)	436,614	94,738	157,033	1,982,822
Net assets as of December 31, 2024	785,117	217,341	693,236	5,562,762

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	153	1,054	266,644
Total realized gains (losses) on investments	252,820	29,378	119,642	8,575
Change in net unrealized appreciation (depreciation) of investments	4,567	19,574	(54,952)	151,852
Net gains (losses) on investments	257,387	49,105	65,744	427,071
Net increase (decrease) in net assets resulting from operations	257,387	49,105	65,744	427,071
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	441,280	206,347	238,331	19,429,252
Contract terminations and surrenders	(1,460)	(25,528)	(831)	(440,332)
Death benefit payments	(594)	—	—	(1,041)
Policy loan transfers	66	—	(49,506)	42
Transfers to other contracts	(298,786)	(33,267)	(168,670)	(18,081,555)
Cost of insurance and administration charges	(16,034)	(10,947)	(19,710)	(105,155)
Mortality and expenses charges	(2,246)	(1,005)	(2,251)	(19,444)
Surrender charges (refunds)	68	1,193	39	20,579
Increase (decrease) in net assets from policy related transactions	122,294	136,793	(2,598)	802,346
Total increase (decrease)	379,681	185,898	63,146	1,229,417
Net assets as of December 31, 2025	$1,164,798	$403,239	$756,382	$6,792,179

See accompanying notes.

39

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	ClearBridge Variable Mid Cap Portfolio – Class I Shares	ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	Columbia VP - Acorn International Fund	Core Plus Bond Account – Class 1
Net assets as of January 1, 2024	$1,361,558	$3,301,398	$1,437,503	$13,250,340

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,432	—	20,586	625,625
Total realized gains (losses) on investments	38,486	76,880	(13,930)	(308,712)
Change in net unrealized appreciation (depreciation) of investments	92,375	78,572	(128,140)	(83,458)
Net gains (losses) on investments	139,293	155,452	(121,484)	233,455
Net increase (decrease) in net assets resulting from operations	139,293	155,452	(121,484)	233,455
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	274,152	1,389,921	522,477	12,168,493
Contract terminations and surrenders	(41,009)	(67,119)	(10,054)	(368,041)
Death benefit payments	—	—	(5,627)	(986)
Policy loan transfers	(7,825)	63	(10,610)	(219,975)
Transfers to other contracts	(228,146)	(767,406)	(381,523)	(3,595,198)
Cost of insurance and administration charges	(63,840)	(72,048)	(58,274)	(441,829)
Mortality and expenses charges	(1,893)	(11,785)	(882)	(40,549)
Surrender charges (refunds)	(2,492)	5,059	(580)	9,324
Increase (decrease) in net assets from policy related transactions	(71,053)	476,685	54,927	7,511,239
Total increase (decrease)	68,240	632,137	(66,557)	7,744,694
Net assets as of December 31, 2024	1,429,798	3,933,535	1,370,946	20,995,034

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,633	—	20,262	1,094,482
Total realized gains (losses) on investments	116,552	437,965	(7,267)	(52,246)
Change in net unrealized appreciation (depreciation) of investments	(44,060)	(63,349)	164,435	704,348
Net gains (losses) on investments	77,125	374,616	177,430	1,746,584
Net increase (decrease) in net assets resulting from operations	77,125	374,616	177,430	1,746,584
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	338,704	1,345,564	629,656	12,560,584
Contract terminations and surrenders	(22,149)	(331,724)	(30,473)	(778,417)
Death benefit payments	—	(456)	—	(27,150)
Policy loan transfers	(60,081)	(420)	(13,720)	45,859
Transfers to other contracts	(25,912)	(1,192,152)	(381,368)	(7,928,656)
Cost of insurance and administration charges	(64,160)	(75,229)	(57,949)	(521,397)
Mortality and expenses charges	(1,875)	(12,915)	(624)	(60,555)
Surrender charges (refunds)	488	15,503	(1,706)	29,672
Increase (decrease) in net assets from policy related transactions	165,015	(251,829)	143,816	3,319,940
Total increase (decrease)	242,140	122,787	321,246	5,066,524
Net assets as of December 31, 2025	$1,671,938	$4,056,322	$1,692,192	$26,061,558

See accompanying notes.

40

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	CVT EAFE International Index Portfolio – Class F	CVT Investment Grade Bond Index Portfolio – Class I	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P 500 Index Portfolio
Net assets as of January 1, 2024	$1,528,059	$1,973,739	$9,268,203	$507,918

Increase (decrease) in net assets
Operations:
Net investment income (loss)	87,538	88,490	142,242	7,227
Total realized gains (losses) on investments	6,525	(22,823)	277,702	46,928
Change in net unrealized appreciation (depreciation) of investments	(97,692)	(39,129)	622,903	73,320
Net gains (losses) on investments	(3,629)	26,538	1,042,847	127,475
Net increase (decrease) in net assets resulting from operations	(3,629)	26,538	1,042,847	127,475
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,151,141	1,882,381	7,809,918	57,151
Contract terminations and surrenders	(19,586)	(65,611)	(623,909)	(2,278)
Death benefit payments	—	(2,046)	—	—
Policy loan transfers	—	(44,708)	(52,000)	(32,120)
Transfers to other contracts	(368,676)	(267,150)	(4,011,528)	(5,373)
Cost of insurance and administration charges	(41,587)	(124,125)	(297,605)	(25,842)
Mortality and expenses charges	(8,392)	(2,263)	(24,361)	(2)
Surrender charges (refunds)	1,476	2,999	27,237	(98)
Increase (decrease) in net assets from policy related transactions	1,714,376	1,379,477	2,827,752	(8,562)
Total increase (decrease)	1,710,747	1,406,015	3,870,599	118,913
Net assets as of December 31, 2024	3,238,806	3,379,754	13,138,802	626,831

Increase (decrease) in net assets
Operations:
Net investment income (loss)	105,390	129,249	205,796	7,001
Total realized gains (losses) on investments	190,642	(47,921)	1,089,445	77,552
Change in net unrealized appreciation (depreciation) of investments	735,264	180,131	213,718	17,368
Net gains (losses) on investments	1,031,296	261,459	1,508,959	101,921
Net increase (decrease) in net assets resulting from operations	1,031,296	261,459	1,508,959	101,921
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,893,061	1,759,774	13,696,699	24,195
Contract terminations and surrenders	(78,520)	(74,661)	(803,717)	(27,378)
Death benefit payments	—	(13,603)	(11,880)	—
Policy loan transfers	—	(22,691)	(127,309)	(15,446)
Transfers to other contracts	(1,263,568)	(331,316)	(12,909,792)	(4,286)
Cost of insurance and administration charges	(65,138)	(139,074)	(334,559)	(23,606)
Mortality and expenses charges	(14,201)	(2,520)	(28,761)	—
Surrender charges (refunds)	3,670	(1,747)	31,105	(775)
Increase (decrease) in net assets from policy related transactions	475,304	1,174,162	(488,214)	(47,296)
Total increase (decrease)	1,506,600	1,435,621	1,020,745	54,625
Net assets as of December 31, 2025	$4,745,406	$4,815,375	$14,159,547	$681,456

See accompanying notes.

41

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	CVT S&P MidCap 400 Index Portfolio – Class F	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B
Net assets as of January 1, 2024	$4,847,248	$9,530,143	$109,615	$574,298

Increase (decrease) in net assets
Operations:
Net investment income (loss)	66,161	350,219	3,730	4,809
Total realized gains (losses) on investments	305,449	(155,117)	(2,086)	31,643
Change in net unrealized appreciation (depreciation) of investments	280,469	226,716	3,988	(1,902)
Net gains (losses) on investments	652,079	421,818	5,632	34,550
Net increase (decrease) in net assets resulting from operations	652,079	421,818	5,632	34,550
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,135,838	3,946,398	49,949	99,063
Contract terminations and surrenders	(177,342)	(401,725)	—	(8,924)
Death benefit payments	—	(2,402)	—	—
Policy loan transfers	(72,784)	(81,845)	—	(17,919)
Transfers to other contracts	(458,015)	(1,712,698)	(23,522)	(87,546)
Cost of insurance and administration charges	(193,725)	(306,723)	(2,243)	(20,168)
Mortality and expenses charges	(904)	(22,506)	(408)	(224)
Surrender charges (refunds)	(9,258)	21,803	—	(384)
Increase (decrease) in net assets from policy related transactions	223,810	1,440,302	23,776	(36,102)
Total increase (decrease)	875,889	1,862,120	29,408	(1,552)
Net assets as of December 31, 2024	5,723,137	11,392,263	139,023	572,746

Increase (decrease) in net assets
Operations:
Net investment income (loss)	68,757	293,059	5,063	3,467
Total realized gains (losses) on investments	409,797	1,250,008	3,949	96,006
Change in net unrealized appreciation (depreciation) of investments	(33,510)	2,186,536	5,879	(10,013)
Net gains (losses) on investments	445,044	3,729,603	14,891	89,460
Net increase (decrease) in net assets resulting from operations	445,044	3,729,603	14,891	89,460
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,168,870	3,741,922	144,092	129,818
Contract terminations and surrenders	(205,553)	(410,870)	(14,173)	(63,660)
Death benefit payments	(9,573)	(22,547)	—	(19,034)
Policy loan transfers	(71,031)	52,935	—	(1,383)
Transfers to other contracts	(158,482)	(2,916,206)	(134,582)	(51,535)
Cost of insurance and administration charges	(219,629)	(322,396)	(2,629)	(19,971)
Mortality and expenses charges	(89)	(26,421)	(436)	(67)
Surrender charges (refunds)	(7,665)	3,387	662	(2,498)
Increase (decrease) in net assets from policy related transactions	496,848	99,804	(7,066)	(28,330)
Total increase (decrease)	941,892	3,829,407	7,825	61,130
Net assets as of December 31, 2025	$6,665,029	$15,221,670	$146,848	$633,876

See accompanying notes.

42

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Equity Income Account – Class 1	Fidelity VIP Consumer Staples Portfolio – Service Class 2	Fidelity VIP Contrafund® Portfolio – Service Class 2	Fidelity VIP Energy Portfolio – Service Class 2
Net assets as of January 1, 2024	$22,960,210	$—	$20,042,258	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	574,288	—	7,813	—
Total realized gains (losses) on investments	227,758	—	4,395,324	—
Change in net unrealized appreciation (depreciation) of investments	2,906,171	—	2,604,409	—
Net gains (losses) on investments	3,708,217	—	7,007,546	—
Net increase (decrease) in net assets resulting from operations	3,708,217	—	7,007,546	—
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	7,610,554	4,250	7,906,009	—
Contract terminations and surrenders	(916,041)	—	(891,930)	—
Death benefit payments	(13,050)	—	—	—
Policy loan transfers	(70,917)	—	(480,395)	—
Transfers to other contracts	(2,728,509)	—	(2,032,979)	—
Cost of insurance and administration charges	(698,097)	—	(818,563)	—
Mortality and expenses charges	(57,754)	—	(21,807)	—
Surrender charges (refunds)	28,382	—	(29,437)	—
Increase (decrease) in net assets from policy related transactions	3,154,568	4,250	3,630,898	—
Total increase (decrease)	6,862,785	4,250	10,638,444	—
Net assets as of December 31, 2024	29,822,995	4,250	30,680,702	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	576,854	128	—	52
Total realized gains (losses) on investments	3,534,558	215	7,512,856	54
Change in net unrealized appreciation (depreciation) of investments	565,769	(427)	(639,841)	271
Net gains (losses) on investments	4,677,181	(84)	6,873,015	377
Net increase (decrease) in net assets resulting from operations	4,677,181	(84)	6,873,015	377
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	7,602,691	2,715	8,855,357	6,311
Contract terminations and surrenders	(1,959,610)	—	(1,660,559)	—
Death benefit payments	(55,258)	—	(15,785)	—
Policy loan transfers	(186,918)	—	(374,303)	—
Transfers to other contracts	(3,641,648)	—	(2,899,758)	(385)
Cost of insurance and administration charges	(723,813)	(73)	(995,814)	(120)
Mortality and expenses charges	(66,549)	(19)	(30,042)	(6)
Surrender charges (refunds)	72,467	—	(9,804)	—
Increase (decrease) in net assets from policy related transactions	1,041,362	2,623	2,869,292	5,800
Total increase (decrease)	5,718,543	2,539	9,742,307	6,177
Net assets as of December 31, 2025	$35,541,538	$6,789	$40,423,009	$6,177

See accompanying notes.

43

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Extended Market Index Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Service Class	Fidelity VIP High Income Portfolio – Service Class 2
Net assets as of January 1, 2024	$4,059,105	$1,728,878	$63,942,049	$4,348,080

Increase (decrease) in net assets
Operations:
Net investment income (loss)	76,192	37,534	3,718,459	318,296
Total realized gains (losses) on investments	509,569	118,183	—	(44,710)
Change in net unrealized appreciation (depreciation) of investments	41,414	106,865	—	118,835
Net gains (losses) on investments	627,175	262,582	3,718,459	392,421
Net increase (decrease) in net assets resulting from operations	627,175	262,582	3,718,459	392,421
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,719,198	2,160,131	111,967,822	1,297,164
Contract terminations and surrenders	(311,602)	(28,191)	(6,790,469)	(141,984)
Death benefit payments	—	—	(44,776)	—
Policy loan transfers	(282,114)	(3,469)	(3,190,493)	(91,120)
Transfers to other contracts	(832,049)	(370,754)	(80,172,767)	(321,141)
Cost of insurance and administration charges	(149,195)	(74,858)	(2,624,750)	(173,898)
Mortality and expenses charges	(4,394)	(6,991)	(207,374)	(2,656)
Surrender charges (refunds)	(3,940)	279	314,766	(5,667)
Increase (decrease) in net assets from policy related transactions	135,904	1,676,147	19,251,959	560,698
Total increase (decrease)	763,079	1,938,729	22,970,418	953,119
Net assets as of December 31, 2024	4,822,184	3,667,607	86,912,468	5,301,199

Increase (decrease) in net assets
Operations:
Net investment income (loss)	109,810	57,099	4,138,292	412,668
Total realized gains (losses) on investments	594,396	323,348	—	(71,495)
Change in net unrealized appreciation (depreciation) of investments	283,711	432,216	—	222,913
Net gains (losses) on investments	987,917	812,663	4,138,292	564,086
Net increase (decrease) in net assets resulting from operations	987,917	812,663	4,138,292	564,086
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,881,254	4,749,538	106,847,473	1,553,506
Contract terminations and surrenders	(200,824)	(194,533)	(6,098,791)	(253,881)
Death benefit payments	—	—	(1,359,619)	(8,960)
Policy loan transfers	(129,111)	(52,279)	2,609,859	(51,264)
Transfers to other contracts	(1,143,226)	(2,079,700)	(73,273,707)	(495,237)
Cost of insurance and administration charges	(169,147)	(128,614)	(3,110,975)	(188,800)
Mortality and expenses charges	(6,571)	(14,696)	(280,865)	(3,648)
Surrender charges (refunds)	(3,933)	7,578	(35,414)	(6,692)
Increase (decrease) in net assets from policy related transactions	1,228,442	2,287,294	25,297,961	545,024
Total increase (decrease)	2,216,359	3,099,957	29,436,253	1,109,110
Net assets as of December 31, 2025	$7,038,543	$6,767,564	$116,348,721	$6,410,309

See accompanying notes.

44

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Fidelity VIP International Index Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2	Fidelity VIP Strategic Income Portfolio – Service Class 2	Fidelity VIP Total Market Index Portfolio – Service Class 2
Net assets as of January 1, 2024	$4,365,765	$8,949,840	$2,950,877	$7,103,664

Increase (decrease) in net assets
Operations:
Net investment income (loss)	178,349	36,528	129,746	141,948
Total realized gains (losses) on investments	71,260	1,504,394	31,477	596,340
Change in net unrealized appreciation (depreciation) of investments	(66,772)	13,958	44,981	1,253,109
Net gains (losses) on investments	182,837	1,554,880	206,204	1,991,397
Net increase (decrease) in net assets resulting from operations	182,837	1,554,880	206,204	1,991,397
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,732,432	1,926,254	1,955,484	12,139,074
Contract terminations and surrenders	(171,266)	(236,703)	(230,025)	(89,457)
Death benefit payments	(956)	(11,281)	—	—
Policy loan transfers	(26,909)	(255,556)	64,142	(64,362)
Transfers to other contracts	(1,447,441)	(610,102)	(1,004,354)	(5,284,162)
Cost of insurance and administration charges	(186,410)	(396,921)	(93,701)	(249,221)
Mortality and expenses charges	(12,006)	(4,157)	(11,382)	(27,095)
Surrender charges (refunds)	8,107	(9,441)	17,338	5,357
Increase (decrease) in net assets from policy related transactions	1,895,551	402,093	697,502	6,430,134
Total increase (decrease)	2,078,388	1,956,973	903,706	8,421,531
Net assets as of December 31, 2024	6,444,153	10,906,813	3,854,583	15,525,195

Increase (decrease) in net assets
Operations:
Net investment income (loss)	347,963	28,587	216,119	172,860
Total realized gains (losses) on investments	297,191	1,296,529	74,510	1,490,217
Change in net unrealized appreciation (depreciation) of investments	2,373,530	(25,223)	153,303	1,257,219
Net gains (losses) on investments	3,018,684	1,299,893	443,932	2,920,296
Net increase (decrease) in net assets resulting from operations	3,018,684	1,299,893	443,932	2,920,296
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	22,394,252	2,115,160	4,843,867	44,232,378
Contract terminations and surrenders	(529,228)	(491,204)	(325,248)	(1,082,640)
Death benefit payments	(612)	—	—	—
Policy loan transfers	(37,180)	(277,141)	273	(84,929)
Transfers to other contracts	(15,062,653)	(892,765)	(964,415)	(41,120,353)
Cost of insurance and administration charges	(289,281)	(398,876)	(104,155)	(380,502)
Mortality and expenses charges	(25,671)	(3,301)	(16,501)	(49,095)
Surrender charges (refunds)	24,010	(15,398)	15,200	34,848
Increase (decrease) in net assets from policy related transactions	6,473,637	36,475	3,449,021	1,549,707
Total increase (decrease)	9,492,321	1,336,368	3,892,953	4,470,003
Net assets as of December 31, 2025	$15,936,474	$12,243,181	$7,747,536	$19,995,198

See accompanying notes.

45

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2
Net assets as of January 1, 2024	$1,493,819	$3,335,233	$37,978	$6,778,460

Increase (decrease) in net assets
Operations:
Net investment income (loss)	119,813	61,501	420	76,098
Total realized gains (losses) on investments	(21,313)	246,478	2,054	404,717
Change in net unrealized appreciation (depreciation) of investments	64,294	(157,051)	298	283,626
Net gains (losses) on investments	162,794	150,928	2,772	764,441
Net increase (decrease) in net assets resulting from operations	162,794	150,928	2,772	764,441
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,005,044	510,195	6,768	1,974,283
Contract terminations and surrenders	(70,941)	(186,183)	(173)	(321,565)
Death benefit payments	—	—	—	—
Policy loan transfers	(10,389)	(37,901)	(288)	(216,278)
Transfers to other contracts	(201,666)	(65,962)	(23,714)	(727,902)
Cost of insurance and administration charges	(27,541)	(117,880)	(562)	(255,126)
Mortality and expenses charges	(7,734)	(1,046)	(82)	(9,558)
Surrender charges (refunds)	5,347	(7,976)	13	(13,389)
Increase (decrease) in net assets from policy related transactions	692,120	93,247	(18,038)	430,465
Total increase (decrease)	854,914	244,175	(15,266)	1,194,906
Net assets as of December 31, 2024	2,348,733	3,579,408	22,712	7,973,366

Increase (decrease) in net assets
Operations:
Net investment income (loss)	165,143	78,029	1,744	71,917
Total realized gains (losses) on investments	26,891	425,569	8,925	876,734
Change in net unrealized appreciation (depreciation) of investments	191,542	333,875	2,460	41,592
Net gains (losses) on investments	383,576	837,473	13,129	990,243
Net increase (decrease) in net assets resulting from operations	383,576	837,473	13,129	990,243
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,388,325	511,105	153,272	2,214,357
Contract terminations and surrenders	(3)	(104,378)	—	(325,751)
Death benefit payments	—	(3,116)	—	(2,181)
Policy loan transfers	6,724	(67,030)	212	(77,955)
Transfers to other contracts	(232,961)	(180,927)	(1,420)	(775,451)
Cost of insurance and administration charges	(31,067)	(119,085)	(2,339)	(267,578)
Mortality and expenses charges	(11,025)	(749)	(297)	(11,428)
Surrender charges (refunds)	—	(3,086)	—	(8,648)
Increase (decrease) in net assets from policy related transactions	1,119,993	32,734	149,428	745,365
Total increase (decrease)	1,503,569	870,207	162,557	1,735,608
Net assets as of December 31, 2025	$3,852,302	$4,449,615	$185,269	$9,708,974

See accompanying notes.

46

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2
Net assets as of January 1, 2024	$2,701,111	$569,457	$1,778	$527,545

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23,466	24,325	192	22,969
Total realized gains (losses) on investments	67,892	2,080	(142)	20,170
Change in net unrealized appreciation (depreciation) of investments	171,576	(6,123)	(113)	2,460
Net gains (losses) on investments	262,934	20,282	(63)	45,599
Net increase (decrease) in net assets resulting from operations	262,934	20,282	(63)	45,599
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	857,386	494,081	32,322	279,720
Contract terminations and surrenders	(507,712)	(49,557)	—	(1,520)
Death benefit payments	—	—	—	—
Policy loan transfers	(87,426)	—	—	124
Transfers to other contracts	(245,731)	(322,732)	(22,453)	(229,519)
Cost of insurance and administration charges	(83,795)	(13,420)	(224)	(11,656)
Mortality and expenses charges	(4,187)	(2,129)	(25)	(2,066)
Surrender charges (refunds)	24,936	3,735	—	115
Increase (decrease) in net assets from policy related transactions	(46,529)	109,978	9,620	35,198
Total increase (decrease)	216,405	130,260	9,557	80,797
Net assets as of December 31, 2024	2,917,516	699,717	11,335	608,342

Increase (decrease) in net assets
Operations:
Net investment income (loss)	31,128	32,739	793	3,532
Total realized gains (losses) on investments	311,101	8,595	253	58,652
Change in net unrealized appreciation (depreciation) of investments	(119,499)	6,250	2,843	197,044
Net gains (losses) on investments	222,730	47,584	3,889	259,228
Net increase (decrease) in net assets resulting from operations	222,730	47,584	3,889	259,228
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,274,774	398,889	89,425	321,047
Contract terminations and surrenders	(57,989)	(1)	(138)	(10,375)
Death benefit payments	(116)	—	—	—
Policy loan transfers	(124,134)	—	—	18
Transfers to other contracts	(875,802)	(420,158)	(5,867)	(270,437)
Cost of insurance and administration charges	(94,597)	(13,745)	(651)	(12,986)
Mortality and expenses charges	(5,126)	(2,253)	(168)	(2,285)
Surrender charges (refunds)	(1,300)	—	6	485
Increase (decrease) in net assets from policy related transactions	115,710	(37,268)	82,607	25,467
Total increase (decrease)	338,440	10,316	86,496	284,695
Net assets as of December 31, 2025	$3,255,956	$710,033	$97,831	$893,037

See accompanying notes.

47

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	Global Emerging Markets Account – Class 1	Government & High Quality Bond Account – Class 1
Net assets as of January 1, 2024	$287,951	$2,574,914	$4,532,251	$3,140,932

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,753	—	98,081	110,821
Total realized gains (losses) on investments	19,849	(62,508)	(113,009)	(45,889)
Change in net unrealized appreciation (depreciation) of investments	(37,202)	(233,171)	317,431	(49,055)
Net gains (losses) on investments	(9,600)	(295,679)	302,503	15,877
Net increase (decrease) in net assets resulting from operations	(9,600)	(295,679)	302,503	15,877
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	220,166	917,790	862,152	1,391,746
Contract terminations and surrenders	(66,255)	(120,898)	(183,914)	(60,879)
Death benefit payments	—	—	—	—
Policy loan transfers	—	(120,203)	(157,172)	(39,632)
Transfers to other contracts	(81,460)	(302,271)	(375,881)	(333,263)
Cost of insurance and administration charges	(7,825)	(104,050)	(186,611)	(179,632)
Mortality and expenses charges	(1,118)	(1,872)	(2,493)	(4,518)
Surrender charges (refunds)	4,994	(673)	(8,076)	(2,838)
Increase (decrease) in net assets from policy related transactions	68,502	267,823	(51,995)	770,984
Total increase (decrease)	58,902	(27,856)	250,508	786,861
Net assets as of December 31, 2024	346,853	2,547,058	4,782,759	3,927,793

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11,328	—	38,964	162,688
Total realized gains (losses) on investments	36,371	(81,611)	126,249	(34,032)
Change in net unrealized appreciation (depreciation) of investments	73,035	488,700	1,658,347	207,760
Net gains (losses) on investments	120,734	407,089	1,823,560	336,416
Net increase (decrease) in net assets resulting from operations	120,734	407,089	1,823,560	336,416
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	201,794	1,292,697	1,329,821	1,448,659
Contract terminations and surrenders	(1)	(159,113)	(205,182)	(78,068)
Death benefit payments	—	(15,328)	(1,433)	(5,954)
Policy loan transfers	—	220,268	73,953	5,817
Transfers to other contracts	(42,577)	(1,037,423)	(803,983)	(618,651)
Cost of insurance and administration charges	(8,811)	(105,449)	(191,316)	(211,512)
Mortality and expenses charges	(1,620)	(2,400)	(2,494)	(5,128)
Surrender charges (refunds)	—	(1,609)	(5,600)	(2,712)
Increase (decrease) in net assets from policy related transactions	148,785	191,643	193,766	532,451
Total increase (decrease)	269,519	598,732	2,017,326	868,867
Net assets as of December 31, 2025	$616,372	$3,145,790	$6,800,085	$4,796,660

See accompanying notes.

48

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Invesco V.I. American Franchise Fund – Series II Shares	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series II Shares	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares
Net assets as of January 1, 2024	$871,453	$462,742	$715,989	$1,488,721

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	6,685	4,456	—
Total realized gains (losses) on investments	32,080	9,718	94,776	84,418
Change in net unrealized appreciation (depreciation) of investments	328,514	140,085	101,379	194,389
Net gains (losses) on investments	360,594	156,488	200,611	278,807
Net increase (decrease) in net assets resulting from operations	360,594	156,488	200,611	278,807
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	554,323	385,972	547,816	677,379
Contract terminations and surrenders	(11,571)	(13,291)	(9,074)	(5,097)
Death benefit payments	—	—	—	—
Policy loan transfers	(10,078)	(42)	(5,010)	(5,180)
Transfers to other contracts	(254,072)	(139,370)	(187,728)	(946,451)
Cost of insurance and administration charges	(36,315)	(17,307)	(31,246)	(29,114)
Mortality and expenses charges	(1,555)	(1,071)	(1,316)	(4,315)
Surrender charges (refunds)	(495)	(1,385)	(280)	384
Increase (decrease) in net assets from policy related transactions	240,237	213,506	313,162	(312,394)
Total increase (decrease)	600,831	369,994	513,773	(33,587)
Net assets as of December 31, 2024	1,472,284	832,736	1,229,762	1,455,134

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	6,338	6,236	—
Total realized gains (losses) on investments	249,238	224,329	131,591	194,361
Change in net unrealized appreciation (depreciation) of investments	(9,035)	17,666	83,360	(98,144)
Net gains (losses) on investments	240,203	248,333	221,187	96,217
Net increase (decrease) in net assets resulting from operations	240,203	248,333	221,187	96,217
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	802,978	826,418	337,900	735,512
Contract terminations and surrenders	(15,864)	(5,640)	(2,519)	(65,252)
Death benefit payments	—	—	—	(6,703)
Policy loan transfers	(2,487)	(138)	(4,822)	(47,652)
Transfers to other contracts	(302,306)	(206,528)	(56,157)	(155,848)
Cost of insurance and administration charges	(52,073)	(36,376)	(38,876)	(32,017)
Mortality and expenses charges	(2,151)	(2,626)	(2,720)	(4,639)
Surrender charges (refunds)	(449)	192	(1,148)	3,050
Increase (decrease) in net assets from policy related transactions	427,648	575,302	231,658	426,451
Total increase (decrease)	667,851	823,635	452,845	522,668
Net assets as of December 31, 2025	$2,140,135	$1,656,371	$1,682,607	$1,977,802

See accompanying notes.

49

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. Global Real Estate Fund – Series I Shares	Invesco V.I. Health Care Fund – Series I Shares	Invesco V.I. Main Street Mid Cap Fund – Series II Shares
Net assets as of January 1, 2024	$472,147	$183,121	$5,635,762	$1,187,160

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9,065	7,168	—	1,497
Total realized gains (losses) on investments	4,779	(2,551)	53,141	(37,209)
Change in net unrealized appreciation (depreciation) of investments	(13,147)	(7,412)	194,355	220,063
Net gains (losses) on investments	697	(2,795)	247,496	184,351
Net increase (decrease) in net assets resulting from operations	697	(2,795)	247,496	184,351
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	207,332	163,837	1,185,366	222,624
Contract terminations and surrenders	(1,523)	(10,099)	(253,223)	(173,357)
Death benefit payments	—	—	—	—
Policy loan transfers	(2,505)	—	(138,689)	(15,879)
Transfers to other contracts	(91,438)	(42,524)	(565,767)	(37,356)
Cost of insurance and administration charges	(11,615)	(10,409)	(234,343)	(46,453)
Mortality and expenses charges	(1,788)	(835)	(2,622)	(664)
Surrender charges (refunds)	115	761	(13,020)	(6,999)
Increase (decrease) in net assets from policy related transactions	98,578	100,731	(22,298)	(58,084)
Total increase (decrease)	99,275	97,936	225,198	126,267
Net assets as of December 31, 2024	571,422	281,057	5,860,960	1,313,427

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,324	11,106	—	1,473
Total realized gains (losses) on investments	58,755	3,606	287,156	141,208
Change in net unrealized appreciation (depreciation) of investments	33,900	13,902	640,955	(31,859)
Net gains (losses) on investments	102,979	28,614	928,111	110,822
Net increase (decrease) in net assets resulting from operations	102,979	28,614	928,111	110,822
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	276,273	372,435	1,590,559	370,725
Contract terminations and surrenders	(16,205)	(2,020)	(313,633)	(42,602)
Death benefit payments	(44)	—	(3,254)	(1,035)
Policy loan transfers	31	—	(99,361)	(14,955)
Transfers to other contracts	(56,385)	(80,851)	(740,709)	(206,234)
Cost of insurance and administration charges	(12,741)	(13,421)	(224,262)	(47,359)
Mortality and expenses charges	(2,264)	(1,415)	(1,829)	(429)
Surrender charges (refunds)	757	94	(7,542)	496
Increase (decrease) in net assets from policy related transactions	189,422	274,822	199,969	58,607
Total increase (decrease)	292,401	303,436	1,128,080	169,429
Net assets as of December 31, 2025	$863,823	$584,493	$6,989,040	$1,482,856

See accompanying notes.

50

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Janus Henderson Global Sustainable Equity Portfolio – Service Shares	Janus Henderson Series Balanced Portfolio – Service Shares
Net assets as of January 1, 2024	$1,770,744	$110,717	$11,774	$7,019,513

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	181	502	178,189
Total realized gains (losses) on investments	180,097	18,154	2,040	41,963
Change in net unrealized appreciation (depreciation) of investments	25,552	5,784	(2,373)	1,063,017
Net gains (losses) on investments	205,649	24,119	169	1,283,169
Net increase (decrease) in net assets resulting from operations	205,649	24,119	169	1,283,169
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	740,222	108,378	206,892	4,922,470
Contract terminations and surrenders	(212,299)	(43,987)	(346)	(148,854)
Death benefit payments	—	—	—	—
Policy loan transfers	(18,002)	(2,283)	—	(20,012)
Transfers to other contracts	(461,548)	(43,555)	(56,314)	(1,619,014)
Cost of insurance and administration charges	(57,559)	(2,535)	(2,429)	(193,245)
Mortality and expenses charges	(2,433)	(487)	(1)	(33,236)
Surrender charges (refunds)	1,967	3,316	(197)	11,220
Increase (decrease) in net assets from policy related transactions	(9,652)	18,847	147,605	2,919,329
Total increase (decrease)	195,997	42,966	147,774	4,202,498
Net assets as of December 31, 2024	1,966,741	153,683	159,548	11,222,011

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,981	—	192	215,452
Total realized gains (losses) on investments	316,044	18,553	16,151	1,077,047
Change in net unrealized appreciation (depreciation) of investments	(138,743)	(3,038)	6,101	452,774
Net gains (losses) on investments	182,282	15,515	22,444	1,745,273
Net increase (decrease) in net assets resulting from operations	182,282	15,515	22,444	1,745,273
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,042,789	196,808	207,686	4,201,995
Contract terminations and surrenders	(74,147)	(6,191)	(2,850)	(278,679)
Death benefit payments	(26,003)	—	—	(16,087)
Policy loan transfers	(55,772)	2,281	—	(2,660)
Transfers to other contracts	(707,708)	(72,834)	(289,027)	(3,031,460)
Cost of insurance and administration charges	(63,290)	(2,737)	(6,870)	(176,417)
Mortality and expenses charges	(2,780)	(671)	(123)	(41,137)
Surrender charges (refunds)	1,278	289	(81)	13,024
Increase (decrease) in net assets from policy related transactions	114,367	116,945	(91,265)	668,579
Total increase (decrease)	296,649	132,460	(68,821)	2,413,852
Net assets as of December 31, 2025	$2,263,390	$286,143	$90,727	$13,635,863

See accompanying notes.

51

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares	Janus Henderson Series Forty Portfolio – Service Shares	Janus Henderson Series Global Research Portfolio – Service Shares
Net assets as of January 1, 2024	$9,805,661	$2,672,029	$8,028,361	$709,419

Increase (decrease) in net assets
Operations:
Net investment income (loss)	73,895	126,665	1,048	6,359
Total realized gains (losses) on investments	440,547	(57,604)	1,041,372	72,292
Change in net unrealized appreciation (depreciation) of investments	1,070,811	(24,373)	1,313,846	108,233
Net gains (losses) on investments	1,585,253	44,688	2,356,266	186,884
Net increase (decrease) in net assets resulting from operations	1,585,253	44,688	2,356,266	186,884
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,789,356	1,185,917	2,135,713	440,100
Contract terminations and surrenders	(709,144)	(164,484)	(335,955)	(14,745)
Death benefit payments	(4,805)	—	—	—
Policy loan transfers	(56,228)	—	(171,505)	(3,270)
Transfers to other contracts	(1,270,054)	(444,779)	(1,010,257)	(113,202)
Cost of insurance and administration charges	(300,962)	(53,589)	(323,998)	(17,459)
Mortality and expenses charges	(23,307)	(9,943)	(6,937)	(3,467)
Surrender charges (refunds)	17,062	12,398	(18,418)	1,111
Increase (decrease) in net assets from policy related transactions	1,441,918	525,520	268,643	289,068
Total increase (decrease)	3,027,171	570,208	2,624,909	475,952
Net assets as of December 31, 2024	12,832,832	3,242,237	10,653,270	1,185,371

Increase (decrease) in net assets
Operations:
Net investment income (loss)	24,749	254,508	29,985	8,771
Total realized gains (losses) on investments	1,367,106	23,458	1,909,752	269,637
Change in net unrealized appreciation (depreciation) of investments	(353,393)	202,230	26,079	(7,373)
Net gains (losses) on investments	1,038,462	480,196	1,965,816	271,035
Net increase (decrease) in net assets resulting from operations	1,038,462	480,196	1,965,816	271,035
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,434,933	7,281,917	2,333,958	612,523
Contract terminations and surrenders	(593,575)	(324,963)	(299,840)	(27,023)
Death benefit payments	(7,705)	—	(1,952)	(1,458)
Policy loan transfers	(11,354)	(36,171)	(30,690)	(885)
Transfers to other contracts	(2,479,458)	(2,190,095)	(1,003,534)	(498,686)
Cost of insurance and administration charges	(323,863)	(107,827)	(341,375)	(17,221)
Mortality and expenses charges	(27,430)	(19,534)	(7,935)	(4,863)
Surrender charges (refunds)	12,258	15,187	(12,595)	1,263
Increase (decrease) in net assets from policy related transactions	1,003,806	4,618,514	636,037	63,650
Total increase (decrease)	2,042,268	5,098,710	2,601,853	334,685
Net assets as of December 31, 2025	$14,875,100	$8,340,947	$13,255,123	$1,520,056

See accompanying notes.

52

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	Lord Abbett Series Fund Developing Growth Portfolio – Class VC
Net assets as of January 1, 2024	$5,429,336	$37,380,130	$101,552,139	$2,644,111

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	2,030,881	5,382
Total realized gains (losses) on investments	194,328	2,339,863	9,153,646	(73,043)
Change in net unrealized appreciation (depreciation) of investments	1,705,425	7,265,101	16,411,278	686,753
Net gains (losses) on investments	1,899,753	9,604,964	27,595,805	619,092
Net increase (decrease) in net assets resulting from operations	1,899,753	9,604,964	27,595,805	619,092
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,021,938	15,905,195	57,559,173	1,400,400
Contract terminations and surrenders	(87,215)	(1,922,811)	(4,830,941)	(98,219)
Death benefit payments	—	(56,719)	(26,040)	—
Policy loan transfers	(285,744)	(437,327)	(1,348,311)	(59,113)
Transfers to other contracts	(884,102)	(9,957,537)	(15,876,423)	(796,609)
Cost of insurance and administration charges	(238,213)	(1,058,123)	(3,350,829)	(107,572)
Mortality and expenses charges	(11,844)	(105,987)	(321,668)	(5,350)
Surrender charges (refunds)	(2,677)	62,546	150,545	1,639
Increase (decrease) in net assets from policy related transactions	2,512,143	2,429,237	31,955,506	335,176
Total increase (decrease)	4,411,896	12,034,201	59,551,311	954,268
Net assets as of December 31, 2024	9,841,232	49,414,331	161,103,450	3,598,379

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	2,738,176	7,733
Total realized gains (losses) on investments	1,834,323	11,711,368	34,984,912	131,399
Change in net unrealized appreciation (depreciation) of investments	879,476	(6,003,975)	(5,146,989)	503,324
Net gains (losses) on investments	2,713,799	5,707,393	32,576,099	642,456
Net increase (decrease) in net assets resulting from operations	2,713,799	5,707,393	32,576,099	642,456
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,702,992	16,502,438	82,785,000	1,467,318
Contract terminations and surrenders	(356,701)	(3,538,382)	(10,687,860)	(85,707)
Death benefit payments	(447)	(94,134)	(207,903)	(4,921)
Policy loan transfers	(162,583)	(554,746)	(923,234)	(40,412)
Transfers to other contracts	(4,682,800)	(12,304,437)	(35,989,292)	(947,472)
Cost of insurance and administration charges	(313,780)	(1,110,392)	(4,232,076)	(119,039)
Mortality and expenses charges	(19,305)	(122,814)	(474,777)	(6,855)
Surrender charges (refunds)	11,455	105,772	399,775	2,573
Increase (decrease) in net assets from policy related transactions	2,178,831	(1,116,695)	30,669,633	265,485
Total increase (decrease)	4,892,630	4,590,698	63,245,732	907,941
Net assets as of December 31, 2025	$14,733,862	$54,005,029	$224,349,182	$4,506,320

See accompanying notes.

53

Principal National Life Insurance Co

Variable Life Separate Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	LVIP American Century Capital Appreciation Fund – Service Class	LVIP American Century Disciplined Core Value Fund – Service Class	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century International Fund – Service Class
Net assets as of January 1, 2024	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	21,825	49,075	1,200
Total realized gains (losses) on investments	58,810	27,528	4,724	254
Change in net unrealized appreciation (depreciation) of investments	170,027	130,578	(9,980)	(9,047)
Net gains (losses) on investments	228,837	179,931	43,819	(7,593)
Net increase (decrease) in net assets resulting from operations	228,837	179,931	43,819	(7,593)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,673,573	3,130,362	1,605,085	224,699
Contract terminations and surrenders	(68,043)	(118,513)	(27,883)	—
Death benefit payments	—	—	—	—
Policy loan transfers	(8,290)	(67,602)	(1,795)	(357)
Transfers to other contracts	(118,272)	(240,626)	(83,415)	(3,332)
Cost of insurance and administration charges	(32,967)	(62,309)	(41,943)	(2,393)
Mortality and expenses charges	(966)	(2,742)	(648)	(330)
Surrender charges (refunds)	(2,107)	380	(1,194)	—
Increase (decrease) in net assets from policy related transactions	1,442,928	2,638,950	1,448,207	218,287
Total increase (decrease)	1,671,765	2,818,881	1,492,026	210,694
Net assets as of December 31, 2024	1,671,765	2,818,881	1,492,026	210,694

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	52,427	132,545	2,669
Total realized gains (losses) on investments	330,427	37,644	6,624	7,445
Change in net unrealized appreciation (depreciation) of investments	(220,233)	388,544	(42,899)	25,676
Net gains (losses) on investments	110,194	478,615	96,270	35,790
Net increase (decrease) in net assets resulting from operations	110,194	478,615	96,270	35,790
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	859,419	1,096,800	454,594	116,923
Contract terminations and surrenders	(81,044)	(61,920)	(15,799)	(6,140)
Death benefit payments	(643)	—	(13,017)	(522)
Policy loan transfers	(33,248)	(62,995)	(7,211)	31
Transfers to other contracts	(667,345)	(320,272)	(106,001)	(89,674)
Cost of insurance and administration charges	(50,482)	(91,656)	(61,112)	(4,873)
Mortality and expenses charges	(1,767)	(5,036)	(959)	(822)
Surrender charges (refunds)	(812)	(582)	(368)	287
Increase (decrease) in net assets from policy related transactions	24,078	554,339	250,127	15,210
Total increase (decrease)	134,272	1,032,954	346,397	51,000
Net assets as of December 31, 2025	$1,806,037	$3,851,835	$1,838,423	$261,694

See accompanying notes.

54

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Value Fund – Service Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® Blended Research® Small Cap Equity Portfolio – Service Class
Net assets as of January 1, 2024	$—	$—	$3,628,231	$1,266,922

Increase (decrease) in net assets
Operations:
Net investment income (loss)	142,328	78,434	38,794	12,285
Total realized gains (losses) on investments	202,627	69,189	151,037	(89,504)
Change in net unrealized appreciation (depreciation) of investments	132,587	79,409	216,861	150,027
Net gains (losses) on investments	477,542	227,032	406,692	72,808
Net increase (decrease) in net assets resulting from operations	477,542	227,032	406,692	72,808
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,238,528	4,213,991	1,176,230	624,819
Contract terminations and surrenders	(585,233)	(144,939)	(200,479)	(66,350)
Death benefit payments	—	—	—	—
Policy loan transfers	(79,270)	(381,111)	(154,149)	(2,124)
Transfers to other contracts	(697,133)	(143,750)	(597,295)	(293,478)
Cost of insurance and administration charges	(141,664)	(112,227)	(126,119)	(42,408)
Mortality and expenses charges	(8,895)	(1,597)	(3,647)	(3,622)
Surrender charges (refunds)	(3,417)	2,023	(8,836)	4,790
Increase (decrease) in net assets from policy related transactions	6,722,916	3,432,390	85,705	221,627
Total increase (decrease)	7,200,458	3,659,422	492,397	294,435
Net assets as of December 31, 2024	7,200,458	3,659,422	4,120,628	1,561,357

Increase (decrease) in net assets
Operations:
Net investment income (loss)	125,575	57,688	42,900	10,510
Total realized gains (losses) on investments	704,606	368,563	284,147	131,964
Change in net unrealized appreciation (depreciation) of investments	(190,951)	128,077	32,870	(64,352)
Net gains (losses) on investments	639,230	554,328	359,917	78,122
Net increase (decrease) in net assets resulting from operations	639,230	554,328	359,917	78,122
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,908,625	1,160,582	2,527,327	313,553
Contract terminations and surrenders	(488,313)	(91,497)	(96,400)	(154,125)
Death benefit payments	(6,691)	—	—	(39)
Policy loan transfers	2,814	265,005	42,100	(6,603)
Transfers to other contracts	(1,291,692)	(1,275,982)	(1,785,565)	(291,855)
Cost of insurance and administration charges	(194,503)	(144,891)	(130,879)	(35,633)
Mortality and expenses charges	(12,839)	(2,366)	(4,619)	(2,857)
Surrender charges (refunds)	13,209	(2,152)	182	7,128
Increase (decrease) in net assets from policy related transactions	(69,390)	(91,301)	552,146	(170,431)
Total increase (decrease)	569,840	463,027	912,063	(92,309)
Net assets as of December 31, 2025	$7,770,298	$4,122,449	$5,032,691	$1,469,048

See accompanying notes.

55

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Global Equity Series – Service Class	MFS® Growth Series – Service Class	MFS® Inflation–Adjusted Bond Portfolio – Service Class	MFS® International Intrinsic Value Portfolio – Service Class
Net assets as of January 1, 2024	$750,555	$3,971,541	$72,470	$3,514,423

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,882	—	2,897	43,357
Total realized gains (losses) on investments	26,152	460,706	(5,073)	41,547
Change in net unrealized appreciation (depreciation) of investments	8,984	940,770	(2,985)	122,457
Net gains (losses) on investments	42,018	1,401,476	(5,161)	207,361
Net increase (decrease) in net assets resulting from operations	42,018	1,401,476	(5,161)	207,361
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	324,703	2,809,200	94,770	1,755,296
Contract terminations and surrenders	(24,264)	(16,939)	—	(444,558)
Death benefit payments	—	(4,661)	—	—
Policy loan transfers	—	(5,977)	—	(1,074)
Transfers to other contracts	(76,706)	(607,755)	(34,627)	(858,623)
Cost of insurance and administration charges	(14,880)	(113,838)	(1,186)	(79,015)
Mortality and expenses charges	(3,101)	(19,117)	(266)	(11,927)
Surrender charges (refunds)	1,829	1,277	—	33,509
Increase (decrease) in net assets from policy related transactions	207,581	2,042,190	58,691	393,608
Total increase (decrease)	249,599	3,443,666	53,530	600,969
Net assets as of December 31, 2024	1,000,154	7,415,207	126,000	4,115,392

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,252	—	3,250	68,026
Total realized gains (losses) on investments	167,124	1,846,256	(2,609)	605,659
Change in net unrealized appreciation (depreciation) of investments	(36,993)	(787,888)	7,600	691,608
Net gains (losses) on investments	137,383	1,058,368	8,241	1,365,293
Net increase (decrease) in net assets resulting from operations	137,383	1,058,368	8,241	1,365,293
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	243,860	2,669,285	24,831	4,319,440
Contract terminations and surrenders	(6,314)	(38,013)	(7,958)	(457,392)
Death benefit payments	—	(7,481)	—	(5,866)
Policy loan transfers	—	(3,640)	(21,963)	(34,047)
Transfers to other contracts	(203,724)	(910,094)	(49,781)	(3,541,435)
Cost of insurance and administration charges	(14,750)	(145,378)	(1,273)	(91,610)
Mortality and expenses charges	(3,589)	(28,790)	(274)	(15,521)
Surrender charges (refunds)	295	1,777	372	21,376
Increase (decrease) in net assets from policy related transactions	15,778	1,537,666	(56,046)	194,945
Total increase (decrease)	153,161	2,596,034	(47,805)	1,560,238
Net assets as of December 31, 2025	$1,153,315	$10,011,241	$78,195	$5,675,630

See accompanying notes.

56

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Mid Cap Value Portfolio – Service Class	MFS® New Discovery Series – Service Class	MFS® New Discovery Value Portfolio – Service Class	MFS® Research International Portfolio – Service Class
Net assets as of January 1, 2024	$4,956,773	$2,049,400	$2,003,395	$1,008,050

Increase (decrease) in net assets
Operations:
Net investment income (loss)	58,564	—	25,249	16,240
Total realized gains (losses) on investments	364,965	(133,010)	145,393	10,104
Change in net unrealized appreciation (depreciation) of investments	268,366	266,708	37,989	(112)
Net gains (losses) on investments	691,895	133,698	208,631	26,232
Net increase (decrease) in net assets resulting from operations	691,895	133,698	208,631	26,232
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,405,710	695,803	1,008,565	355,884
Contract terminations and surrenders	(212,075)	(107,509)	(311,714)	(8,965)
Death benefit payments	(375)	—	(1,163)	(311)
Policy loan transfers	(99,669)	(2,503)	22,913	(1,431)
Transfers to other contracts	(1,488,114)	(244,112)	(447,270)	(218,314)
Cost of insurance and administration charges	(153,600)	(92,734)	(68,215)	(33,285)
Mortality and expenses charges	(13,141)	(1,825)	(5,712)	(3,685)
Surrender charges (refunds)	2,291	(8,620)	21,418	676
Increase (decrease) in net assets from policy related transactions	441,027	238,500	218,822	90,569
Total increase (decrease)	1,132,922	372,198	427,453	116,801
Net assets as of December 31, 2024	6,089,695	2,421,598	2,430,848	1,124,851

Increase (decrease) in net assets
Operations:
Net investment income (loss)	63,623	—	42,851	19,468
Total realized gains (losses) on investments	766,690	(59,833)	273,325	27,909
Change in net unrealized appreciation (depreciation) of investments	(402,572)	371,668	(216,845)	235,107
Net gains (losses) on investments	427,741	311,835	99,331	282,484
Net increase (decrease) in net assets resulting from operations	427,741	311,835	99,331	282,484
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,166,269	683,730	1,059,865	570,849
Contract terminations and surrenders	(151,648)	(74,312)	(81,682)	(934)
Death benefit payments	(26,549)	—	(2,020)	(139)
Policy loan transfers	(32,220)	(30,338)	(11,787)	(1,624)
Transfers to other contracts	(2,474,488)	(388,293)	(523,383)	(147,381)
Cost of insurance and administration charges	(162,994)	(87,618)	(66,401)	(38,139)
Mortality and expenses charges	(16,865)	(2,182)	(6,318)	(4,537)
Surrender charges (refunds)	2,660	(2,909)	2,852	44
Increase (decrease) in net assets from policy related transactions	1,304,165	98,078	371,126	378,139
Total increase (decrease)	1,731,906	409,913	470,457	660,623
Net assets as of December 31, 2025	$7,821,601	$2,831,511	$2,901,305	$1,785,474

See accompanying notes.

57

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Total Return Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class	MidCap Account – Class 1
Net assets as of January 1, 2024	$159,957	$4,312,528	$2,426,179	$14,958,441

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,978	98,419	49,720	45,383
Total realized gains (losses) on investments	7,545	219,213	248,597	2,211,532
Change in net unrealized appreciation (depreciation) of investments	2,729	194,009	2,996	953,612
Net gains (losses) on investments	15,252	511,641	301,313	3,210,527
Net increase (decrease) in net assets resulting from operations	15,252	511,641	301,313	3,210,527
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	182,589	903,077	2,058,016	6,083,486
Contract terminations and surrenders	(711)	(199,392)	(598)	(671,773)
Death benefit payments	—	(11,283)	—	—
Policy loan transfers	(152)	(139,211)	(162)	(249,417)
Transfers to other contracts	(64,031)	(469,274)	(720,989)	(2,884,669)
Cost of insurance and administration charges	(6,121)	(174,638)	(60,203)	(447,133)
Mortality and expenses charges	(739)	(2,730)	(11,038)	(17,989)
Surrender charges (refunds)	54	(9,220)	45	(32,218)
Increase (decrease) in net assets from policy related transactions	110,889	(102,671)	1,265,071	1,780,287
Total increase (decrease)	126,141	408,970	1,566,384	4,990,814
Net assets as of December 31, 2024	286,098	4,721,498	3,992,563	19,949,255

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,150	123,808	74,921	72,461
Total realized gains (losses) on investments	28,185	188,457	403,080	3,296,262
Change in net unrealized appreciation (depreciation) of investments	(1,672)	330,685	136,000	(3,055,720)
Net gains (losses) on investments	34,663	642,950	614,001	313,003
Net increase (decrease) in net assets resulting from operations	34,663	642,950	614,001	313,003
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	290,011	949,497	5,206,554	7,550,599
Contract terminations and surrenders	(958)	(447,095)	(112,483)	(1,901,077)
Death benefit payments	—	(5,238)	(6,528)	(2,545)
Policy loan transfers	268	(86,240)	(561)	(129,679)
Transfers to other contracts	(114,254)	(751,173)	(3,873,419)	(2,903,170)
Cost of insurance and administration charges	(6,755)	(166,415)	(75,776)	(524,537)
Mortality and expenses charges	(1,190)	(1,491)	(16,230)	(26,438)
Surrender charges (refunds)	45	(888)	5,257	(50,906)
Increase (decrease) in net assets from policy related transactions	167,167	(509,043)	1,126,814	2,012,247
Total increase (decrease)	201,830	133,907	1,740,815	2,325,250
Net assets as of December 31, 2025	$487,928	$4,855,405	$5,733,378	$22,274,505

See accompanying notes.

58

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	PIMCO VIT All Asset Portfolio – Administrative Class	PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class
Net assets as of January 1, 2024	$74,448	$561,687	$156,762	$181,301

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	1,461	12,131	5,338
Total realized gains (losses) on investments	10,320	51,728	(1,275)	(7,930)
Change in net unrealized appreciation (depreciation) of investments	10,450	90,840	(4,198)	10,206
Net gains (losses) on investments	20,770	144,029	6,658	7,614
Net increase (decrease) in net assets resulting from operations	20,770	144,029	6,658	7,614
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	44,716	68,662	54,557	190,679
Contract terminations and surrenders	(4,509)	(26,093)	—	(2,989)
Death benefit payments	—	—	—	—
Policy loan transfers	—	(4,484)	—	—
Transfers to other contracts	(24,141)	(25,010)	(204)	(197,869)
Cost of insurance and administration charges	(2,205)	(23,184)	(5,113)	(4,252)
Mortality and expenses charges	(344)	(119)	(617)	(727)
Surrender charges (refunds)	340	(1,117)	—	225
Increase (decrease) in net assets from policy related transactions	13,857	(11,345)	48,623	(14,933)
Total increase (decrease)	34,627	132,684	55,281	(7,319)
Net assets as of December 31, 2024	109,075	694,371	212,043	173,982

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	11,690	7,492
Total realized gains (losses) on investments	27,555	70,411	(982)	5,133
Change in net unrealized appreciation (depreciation) of investments	(15,724)	27,645	22,045	29,733
Net gains (losses) on investments	11,831	98,056	32,753	42,358
Net increase (decrease) in net assets resulting from operations	11,831	98,056	32,753	42,358
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	54,944	190,177	74,863	169,501
Contract terminations and surrenders	—	(23,249)	(65,434)	(9,669)
Death benefit payments	—	(2,144)	—	—
Policy loan transfers	—	(5,004)	—	131
Transfers to other contracts	(21,224)	(58,504)	(1,855)	(59,394)
Cost of insurance and administration charges	(1,500)	(24,430)	(6,149)	(5,121)
Mortality and expenses charges	(477)	(312)	(861)	(753)
Surrender charges (refunds)	—	(658)	3,058	452
Increase (decrease) in net assets from policy related transactions	31,743	75,876	3,622	95,147
Total increase (decrease)	43,574	173,932	36,375	137,505
Net assets as of December 31, 2025	$152,649	$868,303	$248,418	$311,487

See accompanying notes.

59

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Administrative Class
Net assets as of January 1, 2024	$82,996	$4,510,424	$429,106	$298,915

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,320	295,874	10,132	15,258
Total realized gains (losses) on investments	516	79,677	(7,681)	1,851
Change in net unrealized appreciation (depreciation) of investments	285	(45,457)	(19,145)	153
Net gains (losses) on investments	7,121	330,094	(16,694)	17,262
Net increase (decrease) in net assets resulting from operations	7,121	330,094	(16,694)	17,262
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	33,714	3,702,693	114,861	221,269
Contract terminations and surrenders	(1,070)	(346,877)	(9,434)	(26,138)
Death benefit payments	—	—	—	—
Policy loan transfers	—	58,367	(1,544)	—
Transfers to other contracts	(11,339)	(1,898,127)	(213,485)	(81,748)
Cost of insurance and administration charges	(2,677)	(120,829)	(5,162)	(8,129)
Mortality and expenses charges	(279)	(16,465)	(1,068)	(1,190)
Surrender charges (refunds)	81	26,146	711	1,970
Increase (decrease) in net assets from policy related transactions	18,430	1,404,908	(115,121)	106,034
Total increase (decrease)	25,551	1,735,002	(131,815)	123,296
Net assets as of December 31, 2024	108,547	6,245,426	297,291	422,211

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,863	397,931	12,286	24,359
Total realized gains (losses) on investments	5,366	173,237	(13,076)	4,566
Change in net unrealized appreciation (depreciation) of investments	1,308	(25,693)	18,718	4,654
Net gains (losses) on investments	13,537	545,475	17,928	33,579
Net increase (decrease) in net assets resulting from operations	13,537	545,475	17,928	33,579
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	46,088	4,685,613	288,542	598,823
Contract terminations and surrenders	(42,973)	(730,029)	(2,437)	(42,694)
Death benefit payments	—	(26,353)	—	—
Policy loan transfers	—	(26,922)	361	—
Transfers to other contracts	(33,123)	(4,414,366)	(224,425)	(150,066)
Cost of insurance and administration charges	(2,520)	(113,859)	(4,857)	(13,685)
Mortality and expenses charges	(258)	(19,851)	(1,069)	(2,015)
Surrender charges (refunds)	2,008	34,117	114	1,995
Increase (decrease) in net assets from policy related transactions	(30,778)	(611,650)	56,229	392,358
Total increase (decrease)	(17,241)	(66,175)	74,157	425,937
Net assets as of December 31, 2025	$91,306	$6,179,251	$371,448	$848,148

See accompanying notes.

60

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1
Net assets as of January 1, 2024	$1,723,224	$2,977,300	$898,330	$4,974,140

Increase (decrease) in net assets
Operations:
Net investment income (loss)	47,071	171,770	45,941	49,678
Total realized gains (losses) on investments	(70,068)	28,934	4,895	536,006
Change in net unrealized appreciation (depreciation) of investments	59,817	61	(15,312)	822,661
Net gains (losses) on investments	36,820	200,765	35,524	1,408,345
Net increase (decrease) in net assets resulting from operations	36,820	200,765	35,524	1,408,345
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,345,270	2,386,003	855,740	2,679,807
Contract terminations and surrenders	(109,635)	(287,587)	(155,616)	(288,224)
Death benefit payments	—	—	—	—
Policy loan transfers	(2,890)	—	(3,240)	(165,663)
Transfers to other contracts	(932,362)	(1,667,298)	(293,484)	(1,290,967)
Cost of insurance and administration charges	(39,568)	(50,879)	(25,996)	(220,647)
Mortality and expenses charges	(5,905)	(10,595)	(3,924)	(7,063)
Surrender charges (refunds)	8,264	21,677	11,730	(4,749)
Increase (decrease) in net assets from policy related transactions	263,174	391,321	385,210	702,494
Total increase (decrease)	299,994	592,086	420,734	2,110,839
Net assets as of December 31, 2024	2,023,218	3,569,386	1,319,064	7,084,979

Increase (decrease) in net assets
Operations:
Net investment income (loss)	90,445	193,999	113,198	40,070
Total realized gains (losses) on investments	20,216	8,096	19,501	1,013,896
Change in net unrealized appreciation (depreciation) of investments	71,923	(2,374)	88,741	(30,641)
Net gains (losses) on investments	182,584	199,721	221,440	1,023,325
Net increase (decrease) in net assets resulting from operations	182,584	199,721	221,440	1,023,325
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,621,693	2,060,289	5,348,882	2,773,538
Contract terminations and surrenders	(374,991)	(215,859)	(156,955)	(493,164)
Death benefit payments	(4,547)	(1,327)	(4,547)	(9,814)
Policy loan transfers	1,971	—	(7,361)	(5,825)
Transfers to other contracts	(2,360,138)	(635,678)	(720,488)	(1,258,765)
Cost of insurance and administration charges	(56,947)	(63,851)	(57,885)	(237,057)
Mortality and expenses charges	(8,222)	(13,841)	(8,340)	(8,777)
Surrender charges (refunds)	17,525	10,088	7,335	(6,710)
Increase (decrease) in net assets from policy related transactions	836,344	1,139,821	4,400,641	753,426
Total increase (decrease)	1,018,928	1,339,542	4,622,081	1,776,751
Net assets as of December 31, 2025	$3,042,146	$4,908,928	$5,941,145	$8,861,730

See accompanying notes.

61

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1	Principal LifeTime 2050 Account – Class 1
Net assets as of January 1, 2024	$13,538,407	$48,845,360	$29,805,192	$13,698,575

Increase (decrease) in net assets
Operations:
Net investment income (loss)	449,229	1,335,555	678,915	283,548
Total realized gains (losses) on investments	(137,790)	(91,157)	460,519	265,229
Change in net unrealized appreciation (depreciation) of investments	717,750	3,702,022	2,706,285	1,544,112
Net gains (losses) on investments	1,029,189	4,946,420	3,845,719	2,092,889
Net increase (decrease) in net assets resulting from operations	1,029,189	4,946,420	3,845,719	2,092,889
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,090,458	25,297,289	17,503,133	10,164,523
Contract terminations and surrenders	(238,687)	(2,318,437)	(724,733)	(386,861)
Death benefit payments	(608)	(10,664)	(113)	(5)
Policy loan transfers	(8,690)	38,116	(100,901)	(175,850)
Transfers to other contracts	(2,914,043)	(11,685,659)	(7,267,776)	(2,290,529)
Cost of insurance and administration charges	(319,261)	(1,522,214)	(943,913)	(522,235)
Mortality and expenses charges	(48,204)	(161,691)	(89,690)	(44,998)
Surrender charges (refunds)	12,537	125,427	22,935	19,827
Increase (decrease) in net assets from policy related transactions	3,573,502	9,762,167	8,398,942	6,763,872
Total increase (decrease)	4,602,691	14,708,587	12,244,661	8,856,761
Net assets as of December 31, 2024	18,141,098	63,553,947	42,049,853	22,555,336

Increase (decrease) in net assets
Operations:
Net investment income (loss)	511,824	1,740,064	871,639	386,382
Total realized gains (losses) on investments	1,395,634	3,921,973	3,846,349	2,230,513
Change in net unrealized appreciation (depreciation) of investments	71,464	3,495,989	3,001,676	1,858,952
Net gains (losses) on investments	1,978,922	9,158,026	7,719,664	4,475,847
Net increase (decrease) in net assets resulting from operations	1,978,922	9,158,026	7,719,664	4,475,847
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,508,643	26,957,564	22,554,634	11,515,829
Contract terminations and surrenders	(3,753,952)	(2,459,348)	(2,429,050)	(1,060,326)
Death benefit payments	(124,447)	(172,948)	(27,707)	(9,850)
Policy loan transfers	(7,783)	51,145	(238,740)	(116,426)
Transfers to other contracts	(4,419,233)	(12,556,187)	(7,331,345)	(4,270,889)
Cost of insurance and administration charges	(339,643)	(1,559,384)	(1,085,099)	(628,134)
Mortality and expenses charges	(56,536)	(199,343)	(128,887)	(69,050)
Surrender charges (refunds)	174,906	85,911	103,272	24,071
Increase (decrease) in net assets from policy related transactions	(1,018,045)	10,147,410	11,417,078	5,385,225
Total increase (decrease)	960,877	19,305,436	19,136,742	9,861,072
Net assets as of December 31, 2025	$19,101,975	$82,859,383	$61,186,595	$32,416,408

See accompanying notes.

62

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Value Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB
Net assets as of January 1, 2024	$8,562,957	$5,355,886	$168,961	$5,551,888

Increase (decrease) in net assets
Operations:
Net investment income (loss)	139,979	166,126	6,227	—
Total realized gains (losses) on investments	277,135	134,097	10,380	476,645
Change in net unrealized appreciation (depreciation) of investments	782,874	77,697	(7,219)	1,715,168
Net gains (losses) on investments	1,199,988	377,920	9,388	2,191,813
Net increase (decrease) in net assets resulting from operations	1,199,988	377,920	9,388	2,191,813
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,083,903	3,091,155	285,156	4,012,516
Contract terminations and surrenders	(196,058)	(67,312)	(339)	(171,747)
Death benefit payments	(750)	(2,051)	—	—
Policy loan transfers	(30,478)	4,216	—	(108,114)
Transfers to other contracts	(1,570,054)	(1,820,284)	(67,394)	(850,403)
Cost of insurance and administration charges	(325,494)	(157,429)	(10,171)	(234,756)
Mortality and expenses charges	(19,724)	(19,364)	(984)	(18,521)
Surrender charges (refunds)	2,441	5,074	26	8,501
Increase (decrease) in net assets from policy related transactions	1,943,786	1,034,005	206,294	2,637,476
Total increase (decrease)	3,143,774	1,411,925	215,682	4,829,289
Net assets as of December 31, 2024	11,706,731	6,767,811	384,643	10,381,177

Increase (decrease) in net assets
Operations:
Net investment income (loss)	196,901	256,988	6,239	—
Total realized gains (losses) on investments	1,252,354	458,403	63,411	1,808,002
Change in net unrealized appreciation (depreciation) of investments	979,795	113,792	108,046	3,476
Net gains (losses) on investments	2,429,050	829,183	177,696	1,811,478
Net increase (decrease) in net assets resulting from operations	2,429,050	829,183	177,696	1,811,478
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	6,780,693	4,211,328	685,528	5,981,422
Contract terminations and surrenders	(605,034)	(208,371)	(6,541)	(266,473)
Death benefit payments	(13,267)	(3,449)	—	—
Policy loan transfers	(20,809)	5,813	365	(38,861)
Transfers to other contracts	(1,827,413)	(2,409,790)	(269,525)	(2,308,252)
Cost of insurance and administration charges	(358,503)	(173,072)	(17,508)	(329,753)
Mortality and expenses charges	(31,305)	(25,008)	(2,168)	(30,412)
Surrender charges (refunds)	24,810	9,200	306	3,172
Increase (decrease) in net assets from policy related transactions	3,949,172	1,406,651	390,457	3,010,843
Total increase (decrease)	6,378,222	2,235,834	568,153	4,822,321
Net assets as of December 31, 2025	$18,084,953	$9,003,645	$952,796	$15,203,498

See accompanying notes.

63

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Putnam VT Small Cap Growth Fund – Class IB	Putnam VT Small Cap Value Fund – Class IB	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund
Net assets as of January 1, 2024	$—	$—	$13,834,530	$205,603

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	346,047	2,463
Total realized gains (losses) on investments	49	22	83,136	6,016
Change in net unrealized appreciation (depreciation) of investments	(23,097)	815	359,283	(17,168)
Net gains (losses) on investments	(23,048)	837	788,466	(8,689)
Net increase (decrease) in net assets resulting from operations	(23,048)	837	788,466	(8,689)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	394,592	52,424	4,467,338	118,453
Contract terminations and surrenders	1	—	(652,107)	(18,098)
Death benefit payments	—	—	(8,946)	—
Policy loan transfers	—	—	(234,804)	—
Transfers to other contracts	(1,611)	—	(2,410,409)	(105,032)
Cost of insurance and administration charges	(3,425)	(528)	(484,319)	(6,179)
Mortality and expenses charges	(96)	(5)	(23,173)	(721)
Surrender charges (refunds)	—	—	(13,397)	1,364
Increase (decrease) in net assets from policy related transactions	389,461	51,891	640,183	(10,213)
Total increase (decrease)	366,413	52,728	1,428,649	(18,902)
Net assets as of December 31, 2024	366,413	52,728	15,263,179	186,701

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,873	318	261,413	3,224
Total realized gains (losses) on investments	2,926	3,562	460,362	27,771
Change in net unrealized appreciation (depreciation) of investments	41,599	455	(534,402)	32,429
Net gains (losses) on investments	46,398	4,335	187,373	63,424
Net increase (decrease) in net assets resulting from operations	46,398	4,335	187,373	63,424
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	696,230	88,945	4,955,592	78,093
Contract terminations and surrenders	—	(1)	(855,213)	(5,484)
Death benefit payments	—	—	(14,831)	—
Policy loan transfers	(1)	—	(126,996)	—
Transfers to other contracts	(233,738)	(10,119)	(2,640,202)	(72,311)
Cost of insurance and administration charges	(21,317)	(4,631)	(474,115)	(4,712)
Mortality and expenses charges	(1,412)	(84)	(26,887)	(671)
Surrender charges (refunds)	—	—	(3,725)	256
Increase (decrease) in net assets from policy related transactions	439,762	74,110	813,623	(4,829)
Total increase (decrease)	486,160	78,445	1,000,996	58,595
Net assets as of December 31, 2025	$852,573	$131,173	$16,264,175	$245,296

See accompanying notes.

64

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Rydex VI Utilities Fund	SAM Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1
Net assets as of January 1, 2024	$—	$29,062,199	$10,790,192	$40,868,557

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	660,670	271,158	697,484
Total realized gains (losses) on investments	—	89,297	211,133	934,846
Change in net unrealized appreciation (depreciation) of investments	—	2,979,941	437,166	4,754,099
Net gains (losses) on investments	—	3,729,908	919,457	6,386,429
Net increase (decrease) in net assets resulting from operations	—	3,729,908	919,457	6,386,429
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	—	6,738,585	2,459,315	8,917,283
Contract terminations and surrenders	—	(845,925)	(134,059)	(1,430,092)
Death benefit payments	—	(2,164)	(72,033)	(277)
Policy loan transfers	—	(717,439)	(1,613,060)	(731,341)
Transfers to other contracts	—	(1,762,100)	(1,744,893)	(3,695,741)
Cost of insurance and administration charges	—	(1,109,229)	(433,139)	(1,550,592)
Mortality and expenses charges	—	(18,823)	(15,246)	(23,401)
Surrender charges (refunds)	—	(44,459)	(5,143)	(102,790)
Increase (decrease) in net assets from policy related transactions	—	2,238,446	(1,558,258)	1,383,049
Total increase (decrease)	—	5,968,354	(638,801)	7,769,478
Net assets as of December 31, 2024	—	35,030,553	10,151,391	48,638,035

Increase (decrease) in net assets
Operations:
Net investment income (loss)	350	930,393	298,973	880,124
Total realized gains (losses) on investments	—	3,345,980	402,943	4,745,538
Change in net unrealized appreciation (depreciation) of investments	1,956	791,320	458,512	1,771,332
Net gains (losses) on investments	2,306	5,067,693	1,160,428	7,396,994
Net increase (decrease) in net assets resulting from operations	2,306	5,067,693	1,160,428	7,396,994
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	41,914	7,905,571	1,961,476	9,927,166
Contract terminations and surrenders	—	(2,178,799)	(438,430)	(3,488,432)
Death benefit payments	—	(473)	(82,794)	(19,708)
Policy loan transfers	—	(1,172,720)	294,188	(712,936)
Transfers to other contracts	(6,802)	(1,799,848)	(1,786,283)	(2,981,865)
Cost of insurance and administration charges	—	(1,250,470)	(436,409)	(1,557,373)
Mortality and expenses charges	—	(26,625)	(12,663)	(19,857)
Surrender charges (refunds)	—	(116,983)	(1,518)	(112,096)
Increase (decrease) in net assets from policy related transactions	35,112	1,359,653	(502,433)	1,034,899
Total increase (decrease)	37,418	6,427,346	657,995	8,431,893
Net assets as of December 31, 2025	$37,418	$41,457,899	$10,809,386	$57,069,928

See accompanying notes.

65

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio	Short-Term Income Account	SmallCap Account
	– Class 1	– Class 1	– Class 1	– Class 1
Net assets as of January 1, 2024	$6,798,518	$69,976,050	$18,108,642	$7,250,840

Increase (decrease) in net assets
Operations:
Net investment income (loss)	223,337	902,804	669,498	30,822
Total realized gains (losses) on investments	(86,014)	1,801,645	84,181	(15,609)
Change in net unrealized appreciation (depreciation) of investments	335,339	9,757,597	206,442	525,072
Net gains (losses) on investments	472,662	12,462,046	960,121	540,285
Net increase (decrease) in net assets resulting from operations	472,662	12,462,046	960,121	540,285
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,597,604	14,256,537	6,410,352	2,473,373
Contract terminations and surrenders	(102,550)	(3,133,517)	(344,836)	(311,706)
Death benefit payments	(31)	(51,978)	—	(12,594)
Policy loan transfers	(440,617)	(2,641,439)	(5,268)	(184,380)
Transfers to other contracts	(774,588)	(4,387,763)	(3,567,710)	(678,358)
Cost of insurance and administration charges	(247,364)	(2,575,180)	(494,889)	(256,826)
Mortality and expenses charges	(7,560)	(43,551)	(60,059)	(12,899)
Surrender charges (refunds)	(6,110)	(27,457)	9,751	(3,254)
Increase (decrease) in net assets from policy related transactions	18,784	1,395,652	1,947,341	1,013,356
Total increase (decrease)	491,446	13,857,698	2,907,462	1,553,641
Net assets as of December 31, 2024	7,289,964	83,833,748	21,016,104	8,804,481

Increase (decrease) in net assets
Operations:
Net investment income (loss)	247,907	1,226,605	584,164	29,970
Total realized gains (losses) on investments	77,346	8,775,747	744,694	521,455
Change in net unrealized appreciation (depreciation) of investments	357,099	4,036,585	(430,600)	807,669
Net gains (losses) on investments	682,352	14,038,937	898,258	1,359,094
Net increase (decrease) in net assets resulting from operations	682,352	14,038,937	898,258	1,359,094
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,231,296	12,888,244	5,526,657	2,444,183
Contract terminations and surrenders	(292,685)	(4,540,219)	(2,081,571)	(550,472)
Death benefit payments	—	(17,112)	(21,089)	(5,615)
Policy loan transfers	(42,588)	(97,771)	(4,004)	(133,947)
Transfers to other contracts	(1,453,771)	(6,558,859)	(11,046,405)	(1,570,090)
Cost of insurance and administration charges	(232,824)	(2,400,029)	(393,042)	(245,080)
Mortality and expenses charges	(5,235)	(31,607)	(49,733)	(13,704)
Surrender charges (refunds)	1,253	(128,219)	93,832	4,262
Increase (decrease) in net assets from policy related transactions	(794,554)	(885,572)	(7,975,355)	(70,463)
Total increase (decrease)	(112,202)	13,153,365	(7,077,097)	1,288,631
Net assets as of December 31, 2025	$7,177,762	$96,987,113	$13,939,007	$10,093,112

See accompanying notes.

66

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	T. Rowe Price Health Sciences Portfolio – II	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2
Net assets as of January 1, 2024	$647,079	$749,002	$2,569,730	$1,813,504

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	23,048	66,289	40,087
Total realized gains (losses) on investments	83,458	(59,051)	(192,425)	(900,117)
Change in net unrealized appreciation (depreciation) of investments	(83,679)	83,434	326,931	991,802
Net gains (losses) on investments	(221)	47,431	200,795	131,772
Net increase (decrease) in net assets resulting from operations	(221)	47,431	200,795	131,772
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	328,615	155,134	409,696	245,409
Contract terminations and surrenders	(9,546)	(10,260)	(38,009)	(376,575)
Death benefit payments	—	—	—	—
Policy loan transfers	(24,270)	(9,548)	(9,559)	(43,257)
Transfers to other contracts	(122,580)	(14,265)	(27,959)	(14,965)
Cost of insurance and administration charges	(21,871)	(34,321)	(225,849)	(62,391)
Mortality and expenses charges	(2,670)	(420)	(1,023)	(655)
Surrender charges (refunds)	720	(439)	(2,425)	(16,120)
Increase (decrease) in net assets from policy related transactions	148,398	85,881	104,872	(268,554)
Total increase (decrease)	148,177	133,312	305,667	(136,782)
Net assets as of December 31, 2024	795,256	882,314	2,875,397	1,676,722

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	36,073	66,321	45,128
Total realized gains (losses) on investments	18,830	(60,251)	(283,644)	35,293
Change in net unrealized appreciation (depreciation) of investments	137,095	129,699	567,257	107,601
Net gains (losses) on investments	155,925	105,521	349,934	188,022
Net increase (decrease) in net assets resulting from operations	155,925	105,521	349,934	188,022
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	348,933	424,319	605,519	355,701
Contract terminations and surrenders	(87,929)	(17,148)	(12,342)	(90,526)
Death benefit payments	(104)	(1,247)	—	—
Policy loan transfers	(3,477)	6,527	(177,586)	31,896
Transfers to other contracts	(197,589)	(16,954)	(226,950)	(191,842)
Cost of insurance and administration charges	(17,831)	(49,236)	(231,703)	(55,802)
Mortality and expenses charges	(2,643)	(50)	(548)	(66)
Surrender charges (refunds)	4,109	(3,843)	(349)	(2,563)
Increase (decrease) in net assets from policy related transactions	43,469	342,368	(43,959)	46,798
Total increase (decrease)	199,394	447,889	305,975	234,820
Net assets as of December 31, 2025	$994,650	$1,330,203	$3,181,372	$1,911,542

See accompanying notes.

67

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	VanEck VIP Trust Global Resources Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Conservative Allocation Portfolio
Net assets as of January 1, 2024	$1,806,327	$165,336	$3,545,102	$89,504

Increase (decrease) in net assets
Operations:
Net investment income (loss)	30,933	5,518	90,874	1,876
Total realized gains (losses) on investments	130,482	(3,359)	301,845	4,455
Change in net unrealized appreciation (depreciation) of investments	(130,752)	(10,290)	199,558	(2,410)
Net gains (losses) on investments	30,663	(8,131)	592,277	3,921
Net increase (decrease) in net assets resulting from operations	30,663	(8,131)	592,277	3,921
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	325,479	115,404	3,565,186	78,850
Contract terminations and surrenders	(58,944)	—	(147,711)	1
Death benefit payments	—	—	—	—
Policy loan transfers	(245,528)	—	—	—
Transfers to other contracts	(741,957)	(59,918)	(933,007)	(22,400)
Cost of insurance and administration charges	(60,711)	(4,156)	(146,864)	(8,646)
Mortality and expenses charges	(238)	(710)	(13,779)	(135)
Surrender charges (refunds)	(3,415)	—	11,134	—
Increase (decrease) in net assets from policy related transactions	(785,314)	50,620	2,334,959	47,670
Total increase (decrease)	(754,651)	42,489	2,927,236	51,591
Net assets as of December 31, 2024	1,051,676	207,825	6,472,338	141,095

Increase (decrease) in net assets
Operations:
Net investment income (loss)	32,403	5,087	162,664	5,059
Total realized gains (losses) on investments	(454)	6,112	929,293	14,126
Change in net unrealized appreciation (depreciation) of investments	355,281	56,654	232,868	3,084
Net gains (losses) on investments	387,230	67,853	1,324,825	22,269
Net increase (decrease) in net assets resulting from operations	387,230	67,853	1,324,825	22,269
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	848,722	76,038	5,559,973	89,441
Contract terminations and surrenders	(46,009)	—	(742,619)	(65,048)
Death benefit payments	—	—	—	—
Policy loan transfers	184,236	96	(4)	—
Transfers to other contracts	(679,505)	(131,442)	(3,059,219)	(161)
Cost of insurance and administration charges	(56,221)	(3,293)	(228,922)	(11,122)
Mortality and expenses charges	(16)	(733)	(26,166)	(351)
Surrender charges (refunds)	(1,302)	—	34,706	3,040
Increase (decrease) in net assets from policy related transactions	249,905	(59,334)	1,537,749	15,799
Total increase (decrease)	637,135	8,519	2,862,574	38,068
Net assets as of December 31, 2025	$1,688,811	$216,344	$9,334,912	$179,163

See accompanying notes.

68

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Vanguard VIF Equity Income Portfolio	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Net assets as of January 1, 2024	$1,129	$1,152,897	$32,334	$18,567,199

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,590	34,270	811	287,542
Total realized gains (losses) on investments	3,126	(7,601)	4,510	(21,349)
Change in net unrealized appreciation (depreciation) of investments	11,835	5,888	(1,455)	2,922,495
Net gains (losses) on investments	16,551	32,557	3,866	3,188,688
Net increase (decrease) in net assets resulting from operations	16,551	32,557	3,866	3,188,688
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	336,890	732,221	133,667	12,053,927
Contract terminations and surrenders	—	(13,888)	(16)	(1,308,251)
Death benefit payments	—	—	—	(2,893)
Policy loan transfers	—	(8,373)	(630)	(44,200)
Transfers to other contracts	(62,950)	(194,969)	(24,739)	(3,748,896)
Cost of insurance and administration charges	(7,237)	(24,203)	(2,582)	(458,433)
Mortality and expenses charges	(490)	(4,820)	(259)	(78,099)
Surrender charges (refunds)	—	1,047	1	98,611
Increase (decrease) in net assets from policy related transactions	266,213	487,015	105,442	6,511,766
Total increase (decrease)	282,764	519,572	109,308	9,700,454
Net assets as of December 31, 2024	283,893	1,672,469	141,642	28,267,653

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13,357	54,841	1,767	391,472
Total realized gains (losses) on investments	49,646	7,759	20,065	2,245,058
Change in net unrealized appreciation (depreciation) of investments	129,822	73,118	37,772	1,140,148
Net gains (losses) on investments	192,825	135,718	59,604	3,776,678
Net increase (decrease) in net assets resulting from operations	192,825	135,718	59,604	3,776,678
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,909,490	1,844,873	572,515	20,230,310
Contract terminations and surrenders	(48,452)	(25,550)	(4,458)	(2,672,858)
Death benefit payments	—	—	—	(42,503)
Policy loan transfers	—	3,769	1,219	(93,008)
Transfers to other contracts	(284,434)	(472,374)	(79,680)	(10,973,645)
Cost of insurance and administration charges	(29,773)	(40,204)	(10,980)	(566,704)
Mortality and expenses charges	(3,373)	(8,274)	(1,170)	(109,697)
Surrender charges (refunds)	2,264	1,194	208	124,914
Increase (decrease) in net assets from policy related transactions	1,545,722	1,303,434	477,654	5,896,809
Total increase (decrease)	1,738,547	1,439,152	537,258	9,673,487
Net assets as of December 31, 2025	$2,022,440	$3,111,621	$678,900	$37,941,140

See accompanying notes.

69

Principal National Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

Vanguard VIF Real Estate Index Portfolio
Net assets as of January 1, 2024	$45,385

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,063
Total realized gains (losses) on investments	3,559
Change in net unrealized appreciation (depreciation) of investments	(9,216)
Net gains (losses) on investments	(3,594)
Net increase (decrease) in net assets resulting from operations	(3,594)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	581,784
Contract terminations and surrenders	—
Death benefit payments	—
Policy loan transfers	(334)
Transfers to other contracts	(413,260)
Cost of insurance and administration charges	(3,624)
Mortality and expenses charges	(287)
Surrender charges (refunds)	—
Increase (decrease) in net assets from policy related transactions	164,279
Total increase (decrease)	160,685
Net assets as of December 31, 2024	206,070

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,571
Total realized gains (losses) on investments	2,242
Change in net unrealized appreciation (depreciation) of investments	(154)
Net gains (losses) on investments	8,659
Net increase (decrease) in net assets resulting from operations	8,659
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,428,450
Contract terminations and surrenders	(57,604)
Death benefit payments	—
Policy loan transfers	548
Transfers to other contracts	(3,315,371)
Cost of insurance and administration charges	(7,239)
Mortality and expenses charges	(816)
Surrender charges (refunds)	2,692
Increase (decrease) in net assets from policy related transactions	50,660
Total increase (decrease)	59,319
Net assets as of December 31, 2025	$265,389

See accompanying notes.

70

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

1.	Nature of Operations and Significant Accounting Policies

Description of Business

Principal National Life Insurance Co Variable Life Separate Account (“the Separate Account”) is a segregated investment account of Principal National Life Insurance Company (“Principal National”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division (i.e., subaccount) of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2025, contractholder investment options included the following diversified open–end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)

Bond Market Index Account

Core Plus Bond Account

Diversified International Account

Equity Income Account

Global Emerging Markets Account

Government & High Quality Bond Account

LargeCap Growth Account I

LargeCap S&P 500 Index Account

MidCap Account

Principal Capital Appreciation Account

Principal LifeTime 2020 Account

Principal LifeTime 2030 Account

Principal LifeTime 2040 Account

Principal LifeTime 2050 Account

Principal LifeTime 2060 Account

Principal LifeTime Strategic Income Account

Real Estate Securities Account

Short-Term Income Account

SmallCap Account

Strategic Asset Management (’’SAM’’):

Balanced Portfolio

Conservative Balanced Portfolio

Conservative Growth Portfolio

Flexible Income Portfolio

Strategic Growth Portfolio

AllianceBernstein VPS:

Discovery Value Portfolio – Class A

International Value Portfolio – Class A

Small Cap Growth Portfolio – Class A

Sustainable Global Thematic Portfolio – Class A

American Funds Insurance Series:

Capital World Bond Fund – Class 2 Shares

Global Balanced Fund – Class 2 Shares

Global Small Capitalization Fund – Class 2 Shares

Growth Fund – Class 2 Shares

International Fund – Class 2 Shares

New World Fund – Class 2 Shares

Washington Mutual Investors Fund – Class 2 Shares

71

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

BNY Mellon IP:

MidCap Stock Portfolio – Service Shares

Technology Growth Portfolio – Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares

BNY Mellon VIF Appreciation Portfolio – Service Shares

ClearBridge:

Variable Mid Cap Portfolio – Class I Shares

Variable Small Cap Growth Portfolio – Class I Shares

Columbia VP Acorn International

CVT:

EAFE International Index Portfolio – Class F

Investment Grade Bond Index Portfolio – Class I

Russell 2000 Small Cap Index Portfolio – Class F

S&P 500 Index Portfolio

S&P MidCap 400 Index Portfolio – Class F

DWS:

Alternative Asset Allocation VIP – Class B

Small Mid Cap Value VIP – Class B

Fidelity VIP:

Consumer Staples Portfolio – Service Class 2

Contrafund® Portfolio – Service Class 2

Energy Portfolio - Service Class 2

Equity-Income Portfolio – Service Class 2

Extended Market Index Portfolio – Service Class 2

Government Money Market Portfolio – Service Class

High Income Portfolio – Service Class 2

International Index Portfolio – Service Class 2

Mid Cap Portfolio – Service Class 2

Strategic Income Portfolio – Service Class 2

Total Market Index Portfolio – Service Class 2

Franklin Templeton VIP Trust:

Franklin Income VIP Fund – Class 2

Franklin Mutual Global Discovery VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Franklin Rising Dividends VIP Fund – Class 2

Franklin Small Cap Value VIP Fund – Class 2

Franklin Strategic Income VIP Fund – Class 2

Franklin U.S. Government Securities VIP Fund – Class 2

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

Templeton Global Bond VIP Fund – Class 2

Invesco V.I.:

American Franchise Fund – Series II Shares

American Value Fund – Series I

Shares Core Equity Fund – Series II Shares

Discovery Mid Cap Growth Fund – Series I Shares

EQV International Equity Fund – Series I Shares

Global Real Estate Fund – Series I Shares

Health Care Fund – Series I Shares

Main Street Mid Cap Fund – Series II Shares

Main Street Small Cap Fund – Series II Shares

Small Cap Equity Fund – Series I Shares

72

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Janus Henderson Series:

Balanced Portfolio – Service Shares

Enterprise Portfolio – Service Shares

Flexible Bond Portfolio – Service Shares

Forty Portfolio – Service Shares

Global Research Portfolio – Service Shares

Global Technology and Innovation Portfolio – Service Shares

Lord Abbett Series Fund:

Developing Growth Portfolio - Class VC

LVIP American Century:

Capital Appreciation Fund – Service Class

Disciplined Core Value Fund – Service Class

Inflation Protection Fund – Service Class

International Fund – Service Class

Mid Cap Value Fund – Service Class

Value Fund – Service Class

Macquarie VIP:

Small Cap Value Series - Service Class

MFS®:

Blended Research® Small Cap Equity Portfolio – Service Class

Global Equity Series – Service Class

Growth Series – Service Class

Inflation–Adjusted Bond Portfolio – Service Class

International Intrinsic Value Portfolio – Service Class

Mid Cap Value Portfolio – Service Class

New Discovery Series – Service Class

New Discovery Value Portfolio – Service Class

Research International Portfolio – Service Class

Total Return Series – Service Class

Utilities Series – Service Class

Value Series – Service Class

Neuberger Berman AMT:

Mid Cap Growth Portfolio – S Class Shares

Quality Equity Portfolio – I Class Shares

PIMCO VIT:

All Asset Portfolio – Administrative Class

CommodityRealReturn® Strategy Portfolio – Administrative Class

Emerging Markets Bond Portfolio – Administrative Class

High Yield Portfolio – Administrative Class

Long-Term U.S. Government Portfolio – Administrative Class

Low Duration Portfolio – Administrative Class

Real Return Portfolio – Administrative Class

Short-Term Portfolio – Administrative Class

Total Return Portfolio – Administrative Class

Putnam VT:

International Value Fund – Class IB

Large Cap Growth Fund – Class IB

Small Cap Growth Fund – Class IB

Small Cap Value Fund – Class IB

73

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Rydex VI:

Basic Materials Fund

Utilities Fund

T. Rowe Price:

Health Sciences Portfolio - II

TOPS® Managed Risk:

Balanced ETF Portfolio – Class 2

Growth ETF Portfolio – Class 2

Moderate Growth ETF Portfolio – Class 2

VanEck VIP Trust:

Global Resources Fund – Class S Shares

Global Resources Fund – Initial Class Shares

Vanguard VIF:

Balanced Portfolio

Conservative Allocation Portfolio

Equity Income Portfolio

Global Bond Index Portfolio

International Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

(1)	Organized by Principal Life.

No divisions were liquidated in 2025.

The assets of the Separate Account are owned by Principal National. The assets of the Separate Account support the following variable life insurance contracts of Principal National and may not be used to satisfy the liabilities arising from any other business of Principal National:

Principal® Executive Variable Universal Life III;

Principal® Variable Universal Life Income III and

Principal® Variable Universal Life Income IV.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2025. Realized capital gains (losses) on sales of investments are determined on the basis of specific identification under the first-in, first-out method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date.

74

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Recent Accounting Pronouncements

As of December 31, 2024, the Separate Account adopted the Improvements to Reportable Segment standard. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s statement of assets and liabilities, statement of operations or statement of changes in net assets. The intent of this authoritative guidance is to enhance disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

Segment Information

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is responsible for deciding which divisions are made available to policyholders and the ongoing assessment of those divisions.

The Variable Life Registered Separate Accounts Governance Committee acts as the Separate Account’s CODM assessing performance and making decisions about variable life insurance products. Each division represents a single operating segment, as the CODM monitors the operating results of the division and as a whole, the division’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the division’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as total net assets and significant segment expenses are listed on the accompanying Statement of Operations.

75

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

2.	Expenses and Related Party Transactions

Principal National is compensated for the following expenses and charges:

Principal® Variable Universal Life Income III contracts - Asset based charges assumed by Principal National are compensated for by a monthly charge equivalent to an annual rate of 0.15% of the asset value of each policy through the tenth policy year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on Principal National’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of no greater than 4.25% of premiums paid up to target premium is deducted from each payment on behalf of each participant during the first policy year. In policy years two and later, the sales charge of no greater than 3.00% of premiums paid up to target premium. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from premiums received by Principal National prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income IV contracts - The current administrative charge is $25 per month during the first policy year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on Principal National’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 4.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant during the first policy year. In policy years two and later, the sales charge is 2.00% of premiums paid up to target premium. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal National prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life III contracts - Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The asset based charge is deducted at an annual rate of 0.35% of the net policy value in years one through five, 0.30% in years six through fifteen, and 0.25% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge no greater than 3.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through seven, a sales charge no greater than 7.50% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge no greater than 3.75% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 3.25% for state, local and federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from premiums by Principal Life prior to their transfer to the Separate Account.

During the year ended December 31, 2025, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC (“Manager”) (wholly owned by Principal Financial Services, Inc.) in its capacity as advisor to Principal Variable Contracts Funds, Inc. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The Principal LifeTime divisions do not pay investment advisory and management fees.

76

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

The annual rates used in this calculation for each of the other divisions are shown in the following tables.

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account	0.50%	0.45%	0.40%	0.35%	0.30%
Government & High Quality Bond Account	0.48	0.47	0.46	0.45	0.44
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
Real Estate Securities Account	0.79	0.77	0.73	0.70	0.68
SmallCap Account	0.85	0.80	0.75	0.70	0.65

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Next $300	Next $300	Thereafter
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap Account	0.65	0.60	0.55	0.50	0.45	0.44	0.43

	Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	0.81%	0.78%	0.75%	0.70%	0.65%
Global Emerging Markets Account	1.00	0.98	0.96	0.95	0.90

	Net Assets of Accounts (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	0.625%	0.500%
Short-Term Income Account	0.40	0.39

	Net Assets of Accounts (in billions)
	First $3	Over $3
LargeCap S&P 500 Index Account	0.19%	0.15%

	Net Assets of Fund (in billions)
	First $3	Next $3	Over $6
Bond Market Index Account	0.14%	0.12%	0.10%

The Manager has contractually agreed to waive the Separate Account’s management and investment advisory fees for certain of the divisions. The expense waiver will reduce the Separate Account’s management and investment advisory fees by the following amounts:

	From January 1, 2025 through December 31, 2025
	All Classes	Expiration
LargeCap Growth Account I	0.016%	April 30, 2026

77

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired account fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts exceeding the total operating expense limits. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statements of assets and liabilities. The operating expense limits, were as follows:

	From January 1, 2025 through December 31, 2025
	Class 1	Expiration
LargeCap Growth Account I	0.69	April 30, 2025

Reinsurance

A modified coinsurance reinsurance agreement is in place between Principal Life Insurance Company and Principal National for the Separate Account.

3.	Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal National. Under current practice, no federal income taxes are allocated by Principal National to the operations of the Separate Account.

4.	Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2025:

Division	Purchases	Sales
AllianceBernstein VPS Discovery Value Portfolio – Class A	$2,012,153	$1,449,255
AllianceBernstein VPS International Value Portfolio – Class A	$1,493,129	$481,312
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	$20,324	$13,837
AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	$159,484	$262,226
American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	$461,710	$348,516
American Funds Insurance Series – Global Balanced Fund – Class 2 Shares	$484,870	$229,434
American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	$18,657	$133,565
American Funds Insurance Series – Growth Fund – Class 2 Shares	$21,331,876	$12,161,322
American Funds Insurance Series – International Fund – Class 2 Shares	$3,222,514	$1,438,727
American Funds Insurance Series – New World Fund – Class 2 Shares	$5,337,730	$2,758,880
American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	$6,507,414	$3,222,582
BNY Mellon IP MidCap Stock Portfolio – Service Shares	$1,084,600	$120,050
BNY Mellon IP Technology Growth Portfolio – Service Shares	$885,310	$318,986
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	$228,554	$69,554
BNY Mellon VIF Appreciation Portfolio – Service Shares	$336,756	$240,929
Bond Market Index Account – Class 1	$19,695,896	$18,626,906
ClearBridge Variable Mid Cap Portfolio – Class I Shares	$445,424	$173,689
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	$1,626,808	$1,597,393
Columbia VP - Acorn International Fund	$657,506	$485,840
Core Plus Bond Account – Class 1	$13,655,066	$9,240,644

78

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
CVT EAFE International Index Portfolio – Class F	$1,998,451	$1,417,757
CVT Investment Grade Bond Index Portfolio – Class I	$1,889,023	$585,612
CVT Russell 2000 Small Cap Index Portfolio – Class F	$14,572,047	$14,184,913
CVT S&P 500 Index Portfolio	$89,875	$71,491
CVT S&P MidCap 400 Index Portfolio – Class F	$1,651,560	$672,022
Diversified International Account – Class 1	$4,784,382	$3,642,118
DWS Alternative Asset Allocation VIP – Class B	$149,155	$151,158
DWS Small Mid Cap Value VIP – Class B	$201,580	$158,148
Equity Income Account – Class 1	$11,226,362	$6,561,329
Fidelity VIP Consumer Staples Portfolio – Service Class 2	$3,093	$92
Fidelity VIP Contrafund® Portfolio – Service Class 2	$14,999,597	$5,986,065
Fidelity VIP Energy Portfolio – Service Class 2	$6,363	$511
Fidelity VIP Equity-Income Portfolio – Service Class 2	$3,367,183	$1,652,812
Fidelity VIP Extended Market Index Portfolio – Service Class 2	$4,806,637	$2,462,244
Fidelity VIP Government Money Market Portfolio – Service Class	$110,985,765	$81,549,512
Fidelity VIP High Income Portfolio – Service Class 2	$1,966,174	$1,008,482
Fidelity VIP International Index Portfolio – Service Class 2	$22,742,215	$15,920,615
Fidelity VIP Mid Cap Portfolio – Service Class 2	$3,489,864	$2,078,685
Fidelity VIP Strategic Income Portfolio – Service Class 2	$5,059,986	$1,394,846
Fidelity VIP Total Market Index Portfolio – Service Class 2	$44,405,238	$42,682,671
Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	$1,588,180	$268,332
Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	$1,021,656	$478,371
Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	$163,610	$3,844
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	$3,147,866	$1,468,992
Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	$1,548,674	$1,159,064
Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	$431,635	$436,157
Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	$90,218	$6,818
Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	$335,601	$295,580
Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	$244,752	$53,009
Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	$1,292,697	$1,101,054
Global Emerging Markets Account – Class 1	$1,436,176	$1,136,055
Government & High Quality Bond Account – Class 1	$1,611,347	$916,208
Invesco V.I. American Franchise Fund – Series II Shares	$1,009,532	$375,330
Invesco V.I. American Value Fund – Series I Shares	$1,044,235	$251,116
Invesco V.I. Core Equity Fund – Series II Shares	$458,225	$106,242
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	$891,610	$309,061
Invesco V.I. EQV International Equity Fund – Series I Shares	$332,420	$86,851
Invesco V.I. Global Real Estate Fund – Series I Shares	$383,541	$97,613
Invesco V.I. Health Care Fund – Series I Shares	$1,860,088	$1,390,590
Invesco V.I. Main Street Mid Cap Fund – Series II Shares	$513,253	$312,118
Invesco V.I. Main Street Small Cap Fund – Series II Shares	$1,269,256	$928,422
Invesco V.I. Small Cap Equity Fund – Series I Shares	$204,014	$79,863
Janus Henderson Global Sustainable Equity Portfolio – Service Shares	$211,548	$298,951
Janus Henderson Series Balanced Portfolio – Service Shares	$4,799,618	$3,533,416
Janus Henderson Series Enterprise Portfolio – Service Shares	$5,638,344	$3,431,127
Janus Henderson Series Flexible Bond Portfolio – Service Shares	$7,536,425	$2,663,403
Janus Henderson Series Forty Portfolio – Service Shares	$3,901,715	$1,697,921
Janus Henderson Series Global Research Portfolio – Service Shares	$754,675	$548,873
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	$8,819,160	$5,524,161
LargeCap Growth Account I – Class 1	$24,776,663	$17,619,133

79

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
LargeCap S&P 500 Index Account – Class 1	$119,307,653	$52,115,367
Lord Abbett Series Fund Developing Growth Portfolio – Class VC	$1,475,051	$1,201,833
LVIP American Century Capital Appreciation Fund – Service Class	$1,158,603	$835,341
LVIP American Century Disciplined Core Value Fund – Service Class	$1,149,227	$542,461
LVIP American Century Inflation Protection Fund – Service Class	$587,139	$204,467
LVIP American Century International Fund – Service Class	$119,592	$101,713
LVIP American Century Mid Cap Value Fund – Service Class	$2,665,926	$1,978,015
LVIP American Century Value Fund – Service Class	$1,505,587	$1,251,883
Macquarie VIP Small Cap Value Series – Service Class	$2,853,689	$1,975,181
MFS® Blended Research® Small Cap Equity Portfolio – Service Class	$463,089	$483,984
MFS® Global Equity Series – Service Class	$442,365	$228,082
MFS® Growth Series – Service Class	$4,518,114	$1,131,619
MFS® Inflation–Adjusted Bond Portfolio – Service Class	$28,081	$80,877
MFS® International Intrinsic Value Portfolio – Service Class	$4,678,406	$4,124,495
MFS® Mid Cap Value Portfolio – Service Class	$4,923,184	$2,862,104
MFS® New Discovery Series – Service Class	$683,730	$585,652
MFS® New Discovery Value Portfolio – Service Class	$1,404,180	$688,739
MFS® Research International Portfolio – Service Class	$590,317	$192,710
MFS® Total Return Series – Service Class	$322,139	$122,844
MFS® Utilities Series – Service Class	$1,135,049	$1,458,540
MFS® Value Series – Service Class	$5,695,423	$4,079,740
MidCap Account – Class 1	$10,528,758	$5,538,352
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	$76,337	$23,201
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	$238,249	$114,301
PIMCO VIT All Asset Portfolio – Administrative Class	$86,553	$71,241
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class	$176,993	$74,354
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	$52,951	$76,866
PIMCO VIT High Yield Portfolio – Administrative Class	$5,083,544	$5,297,263
PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	$300,828	$232,313
PIMCO VIT Low Duration Portfolio – Administrative Class	$623,182	$206,465
PIMCO VIT Real Return Portfolio – Administrative Class	$3,712,138	$2,785,349
PIMCO VIT Short-Term Portfolio – Administrative Class	$2,254,288	$920,468
PIMCO VIT Total Return Portfolio – Administrative Class	$5,462,080	$948,241
Principal Capital Appreciation Account – Class 1	$3,437,694	$2,020,112
Principal LifeTime 2020 Account – Class 1	$8,718,260	$8,526,688
Principal LifeTime 2030 Account – Class 1	$32,227,853	$16,810,154
Principal LifeTime 2040 Account – Class 1	$26,277,000	$11,137,556
Principal LifeTime 2050 Account – Class 1	$13,718,439	$6,130,604
Principal LifeTime 2060 Account – Class 1	$7,847,921	$2,831,521
Principal LifeTime Strategic Income Account – Class 1	$4,686,576	$2,804,677
Putnam VT International Value Fund – Class IB	$696,141	$295,071
Putnam VT Large Cap Growth Fund – Class IB	$7,070,732	$2,970,579
Putnam VT Small Cap Growth Fund – Class IB	$730,630	$256,468
Putnam VT Small Cap Value Fund – Class IB	$93,615	$14,835
Real Estate Securities Account – Class 1	$5,805,898	$4,141,969
Rydex VI Basic Materials Fund	$99,254	$82,922
Rydex VI Utilities Fund	$42,264	$6,802
SAM Balanced Portfolio – Class 1	$11,719,106	$6,545,918
SAM Conservative Balanced Portfolio – Class 1	$2,500,008	$2,463,909
SAM Conservative Growth Portfolio – Class 1	$14,379,484	$8,892,267

80

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
SAM Flexible Income Portfolio – Class 1	$1,479,203	$2,025,850
SAM Strategic Growth Portfolio – Class 1	$20,709,435	$13,773,816
Short-Term Income Account – Class 1	$6,110,821	$13,502,012
SmallCap Account – Class 1	$2,940,689	$2,514,646
T. Rowe Price Health Sciences Portfolio – II	$384,947	$305,464
TOPS® Managed Risk Balanced ETF Portfolio – Class 2	$460,392	$81,951
TOPS® Managed Risk Growth ETF Portfolio – Class 2	$671,840	$649,478
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	$400,829	$308,903
VanEck VIP Trust Global Resources Fund – Class S Shares	$881,125	$598,817
VanEck VIP Trust Global Resources Fund – Initial Class Shares	$81,125	$135,372
Vanguard VIF Balanced Portfolio	$6,419,377	$4,022,224
Vanguard VIF Conservative Allocation Portfolio	$100,427	$73,642
Vanguard VIF Equity Income Portfolio	$1,963,450	$363,768
Vanguard VIF Global Bond Index Portfolio	$1,903,057	$541,439
Vanguard VIF International Portfolio	$586,190	$94,861
Vanguard VIF Mid-Cap Index Portfolio	$22,181,357	$14,333,501
Vanguard VIF Real Estate Index Portfolio	$3,439,229	$3,377,790

5.	Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
AllianceBernstein VPS Discovery Value Portfolio – Class A	34,761	37,308	(2,547)	38,169	27,428	10,741
AllianceBernstein VPS International Value Portfolio – Class A	120,488	41,494	78,994	33,911	66,904	(32,993)
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	426	289	137	376	721	(345)
AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	3,469	7,872	(4,403)	6,707	2,715	3,992
American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	42,536	33,506	9,030	48,865	25,592	23,273
American Funds Insurance Series – Global Balanced Fund – Class 2 Shares	27,170	14,751	12,419	39,433	25,710	13,723
American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	1,245	9,848	(8,603)	2,768	635	2,133
American Funds Insurance Series – Growth Fund – Class 2 Shares	343,853	229,408	114,445	236,918	155,003	81,915
American Funds Insurance Series – International Fund – Class 2 Shares	195,989	89,898	106,091	108,310	59,975	48,335
American Funds Insurance Series – New World Fund – Class 2 Shares	252,369	147,737	104,632	203,164	136,907	66,257
American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	198,975	118,521	80,454	149,661	122,203	27,458
BNY Mellon IP MidCap Stock Portfolio – Service Shares	43,530	5,512	38,018	8,267	9,987	(1,720)
BNY Mellon IP Technology Growth Portfolio – Service Shares	7,068	5,004	2,064	8,501	2,788	5,713

81

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	3,292	1,081	2,211	3,701	2,613	1,088
BNY Mellon VIF Appreciation Portfolio – Service Shares	3,796	3,866	(70)	6,481	4,995	1,486
Bond Market Index Account – Class 1	1,609,028	1,543,012	66,016	395,296	229,833	165,463
ClearBridge Variable Mid Cap Portfolio – Class I Shares	18,297	9,164	9,133	15,730	19,330	(3,600)
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	48,083	56,159	(8,076)	52,353	34,600	17,753
Columbia VP - Acorn International Fund	47,222	36,661	10,561	40,128	35,896	4,232
Core Plus Bond Account – Class 1	431,602	316,055	115,547	435,562	165,073	270,489
CVT EAFE International Index Portfolio – Class F	102,825	78,265	24,560	130,601	26,701	103,900
CVT Investment Grade Bond Index Portfolio – Class I	145,324	48,740	96,584	162,290	43,301	118,989
CVT Russell 2000 Small Cap Index Portfolio – Class F	367,825	381,664	(13,839)	209,304	133,827	75,477
CVT S&P 500 Index Portfolio	619	1,892	(1,273)	1,826	1,994	(168)
CVT S&P MidCap 400 Index Portfolio – Class F	27,634	15,725	11,909	27,529	22,127	5,402
Diversified International Account – Class 1	80,999	78,340	2,659	95,783	60,920	34,863
DWS Alternative Asset Allocation VIP – Class B	10,398	10,816	(418)	3,822	2,052	1,770
DWS Small Mid Cap Value VIP – Class B	4,269	5,447	(1,178)	3,336	4,513	(1,177)
Equity Income Account – Class 1	176,235	153,091	23,144	196,384	115,694	80,690
Fidelity VIP Consumer Staples Portfolio – Service Class 2	283	9	274	420	—	420
Fidelity VIP Contrafund® Portfolio – Service Class 2	81,561	55,280	26,281	85,617	46,934	38,683
Fidelity VIP Energy Portfolio – Service Class 2	670	52	618	—	—	—
Fidelity VIP Equity-Income Portfolio – Service Class 2	54,004	31,534	22,470	36,070	32,981	3,089
Fidelity VIP Extended Market Index Portfolio – Service Class 2	283,686	140,288	143,398	135,790	31,202	104,588
Fidelity VIP Government Money Market Portfolio – Service Class	9,008,874	6,870,166	2,138,708	9,822,927	8,127,478	1,695,449
Fidelity VIP High Income Portfolio – Service Class 2	39,309	25,721	13,588	35,769	20,356	15,413
Fidelity VIP International Index Portfolio – Service Class 2	1,466,245	1,048,745	417,500	277,056	136,649	140,407
Fidelity VIP Mid Cap Portfolio – Service Class 2	30,346	28,131	2,215	26,990	20,423	6,567
Fidelity VIP Strategic Income Portfolio – Service Class 2	365,139	105,872	259,267	159,920	101,981	57,939
Fidelity VIP Total Market Index Portfolio – Service Class 2	2,057,104	1,982,424	74,680	592,082	273,723	318,359
Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	30,361	5,801	24,560	24,542	7,449	17,093
Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	8,616	8,084	532	9,599	7,925	1,674
Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	3,769	94	3,675	180	681	(501)
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	32,427	21,534	10,893	31,302	24,191	7,111
Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	20,315	18,586	1,729	14,388	16,001	(1,613)
Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	20,998	23,050	(2,052)	27,374	21,523	5,851
Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	7,282	551	6,731	2,747	1,949	798

82

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	11,897	11,795	102	13,134	11,271	1,863
Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	12,613	3,321	9,292	15,056	10,649	4,407
Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	89,829	76,706	13,123	66,324	45,972	20,352
Global Emerging Markets Account – Class 1	24,408	20,800	3,608	18,353	19,302	(949)
Government & High Quality Bond Account – Class 1	101,186	63,805	37,381	100,139	44,696	55,443
Invesco V.I. American Franchise Fund – Series II Shares	14,865	6,552	8,313	11,881	6,334	5,547
Invesco V.I. American Value Fund – Series I Shares	34,111	10,740	23,371	18,094	8,100	9,994
Invesco V.I. Core Equity Fund – Series II Shares	4,681	1,435	3,246	8,489	3,629	4,860
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	43,537	18,592	24,945	42,049	64,804	(22,755)
Invesco V.I. EQV International Equity Fund – Series I Shares	6,157	1,975	4,182	4,945	2,575	2,370
Invesco V.I. Global Real Estate Fund – Series I Shares	29,339	7,736	21,603	13,577	5,194	8,383
Invesco V.I. Health Care Fund – Series I Shares	33,490	29,078	4,412	25,107	25,322	(215)
Invesco V.I. Main Street Mid Cap Fund – Series II Shares	9,640	8,379	1,261	6,252	8,196	(1,944)
Invesco V.I. Main Street Small Cap Fund – Series II Shares	21,393	18,937	2,456	15,444	15,927	(483)
Invesco V.I. Small Cap Equity Fund – Series I Shares	4,967	2,052	2,915	3,157	2,555	602
Janus Henderson Global Sustainable Equity Portfolio – Service Shares	14,380	20,804	(6,424)	15,984	4,533	11,451
Janus Henderson Series Balanced Portfolio – Service Shares	70,785	59,294	11,491	92,560	37,379	55,181
Janus Henderson Series Enterprise Portfolio – Service Shares	58,502	44,845	13,657	54,020	33,514	20,506
Janus Henderson Series Flexible Bond Portfolio – Service Shares	295,222	106,040	189,182	49,599	27,634	21,965
Janus Henderson Series Forty Portfolio – Service Shares	35,619	26,068	9,551	38,096	32,204	5,892
Janus Henderson Series Global Research Portfolio – Service Shares	12,757	11,097	1,660	10,381	3,505	6,876
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	266,422	192,592	73,830	162,493	61,294	101,199
LargeCap Growth Account I – Class 1	116,495	123,206	(6,711)	125,213	106,235	18,978
LargeCap S&P 500 Index Account – Class 1	1,221,288	767,954	453,334	958,368	431,655	526,713
Lord Abbett Series Fund Developing Growth Portfolio – Class VC	52,822	41,031	11,791	53,101	40,119	12,982
LVIP American Century Capital Appreciation Fund – Service Class	27,383	26,624	759	62,942	7,875	55,067
LVIP American Century Disciplined Core Value Fund – Service Class	21,834	10,663	11,171	68,090	10,124	57,966
LVIP American Century Inflation Protection Fund – Service Class	31,493	14,352	17,141	119,146	11,146	108,000
LVIP American Century International Fund – Service Class	3,517	3,023	494	7,021	199	6,822
LVIP American Century Mid Cap Value Fund – Service Class	35,566	36,733	(1,167)	167,813	29,311	138,502
LVIP American Century Value Fund – Service Class	20,699	22,575	(1,876)	82,514	14,548	67,966
Macquarie VIP Small Cap Value Series – Service Class	63,898	50,105	13,793	30,605	28,269	2,336

83

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
MFS® Blended Research® Small Cap Equity Portfolio – Service Class	14,828	22,590	(7,762)	29,477	18,645	10,832
MFS® Global Equity Series – Service Class	5,576	5,145	431	7,856	2,832	5,024
MFS® Growth Series – Service Class	24,688	10,207	14,481	28,935	8,066	20,869
MFS® Inflation–Adjusted Bond Portfolio – Service Class	2,531	8,201	(5,670)	9,717	3,750	5,967
MFS® International Intrinsic Value Portfolio – Service Class	167,770	160,919	6,851	78,357	62,428	15,929
MFS® Mid Cap Value Portfolio – Service Class	188,676	129,310	59,366	114,275	93,239	21,036
MFS® New Discovery Series – Service Class	11,612	9,993	1,619	12,165	8,026	4,139
MFS® New Discovery Value Portfolio – Service Class	43,921	28,145	15,776	43,197	33,330	9,867
MFS® Research International Portfolio – Service Class	33,746	11,266	22,480	23,173	17,334	5,839
MFS® Total Return Series – Service Class	9,862	4,328	5,534	6,733	2,625	4,108
MFS® Utilities Series – Service Class	31,327	48,870	(17,543)	34,238	37,109	(2,871)
MFS® Value Series – Service Class	86,914	67,980	18,934	36,165	13,777	22,388
MidCap Account – Class 1	34,574	25,469	9,105	31,320	22,105	9,215
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	2,323	898	1,425	1,943	1,273	670
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	8,687	5,407	3,280	3,493	4,086	(593)
PIMCO VIT All Asset Portfolio – Administrative Class	4,083	3,763	320	3,221	349	2,872
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class	18,113	7,904	10,209	22,477	24,199	(1,722)
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	2,921	4,890	(1,969)	2,373	1,070	1,303
PIMCO VIT High Yield Portfolio – Administrative Class	191,949	216,208	(24,259)	161,026	100,873	60,153
PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	27,320	22,266	5,054	10,791	21,055	(10,264)
PIMCO VIT Low Duration Portfolio – Administrative Class	51,627	17,835	33,792	20,172	10,407	9,765
PIMCO VIT Real Return Portfolio – Administrative Class	232,687	179,669	53,018	89,588	72,095	17,493
PIMCO VIT Short-Term Portfolio – Administrative Class	149,048	66,363	82,685	182,654	152,301	30,353
PIMCO VIT Total Return Portfolio – Administrative Class	346,474	62,293	284,181	59,649	32,307	27,342
Principal Capital Appreciation Account – Class 1	80,025	58,316	21,709	87,593	62,755	24,838
Principal LifeTime 2020 Account – Class 1	218,091	248,036	(29,945)	220,821	111,185	109,636
Principal LifeTime 2030 Account – Class 1	696,715	433,655	263,060	716,531	435,621	280,910
Principal LifeTime 2040 Account – Class 1	506,951	248,013	258,938	432,133	222,965	209,168
Principal LifeTime 2050 Account – Class 1	238,971	127,240	111,731	235,377	79,190	156,187
Principal LifeTime 2060 Account – Class 1	238,133	100,019	138,114	160,434	84,737	75,697
Principal LifeTime Strategic Income Account – Class 1	173,075	113,742	59,333	135,548	90,421	45,127
Putnam VT International Value Fund – Class IB	35,939	15,247	20,692	18,255	4,995	13,260
Putnam VT Large Cap Growth Fund – Class IB	138,490	69,030	69,460	108,465	37,604	70,861
Putnam VT Small Cap Growth Fund – Class IB	61,090	23,027	38,063	33,882	451	33,431
Putnam VT Small Cap Value Fund – Class IB	8,308	1,452	6,856	5,079	50	5,029
Real Estate Securities Account – Class 1	41,336	34,516	6,820	39,464	33,883	5,581

84

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
Rydex VI Basic Materials Fund	5,068	5,219	(151)	8,038	9,024	(986)
Rydex VI Utilities Fund	2,407	390	2,017	—	—	—
SAM Balanced Portfolio – Class 1	253,434	208,707	44,727	234,435	157,347	77,088
SAM Conservative Balanced Portfolio – Class 1	74,501	93,228	(18,727)	101,848	165,431	(63,583)
SAM Conservative Growth Portfolio – Class 1	274,121	251,753	22,368	277,949	231,755	46,194
SAM Flexible Income Portfolio – Class 1	52,319	85,809	(33,490)	72,893	71,286	1,607
SAM Strategic Growth Portfolio – Class 1	342,338	365,598	(23,260)	423,621	369,669	53,952
Short-Term Income Account – Class 1	351,159	858,839	(507,680)	427,471	298,264	129,207
SmallCap Account – Class 1	44,337	44,977	(640)	46,224	27,299	18,925
T. Rowe Price Health Sciences Portfolio – II	17,907	15,374	2,533	16,075	8,900	7,175
TOPS® Managed Risk Balanced ETF Portfolio – Class 2	24,695	4,730	19,965	9,388	4,205	5,183
TOPS® Managed Risk Growth ETF Portfolio – Class 2	32,054	33,440	(1,386)	22,182	16,469	5,713
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	18,905	15,913	2,992	13,549	28,354	(14,805)
VanEck VIP Trust Global Resources Fund – Class S Shares	92,426	68,911	23,515	38,777	125,930	(87,153)
VanEck VIP Trust Global Resources Fund – Initial Class Shares	7,018	12,136	(5,118)	11,518	6,622	4,896
Vanguard VIF Balanced Portfolio	89,229	63,056	26,173	63,099	22,347	40,752
Vanguard VIF Conservative Allocation Portfolio	7,953	6,286	1,667	7,242	3,047	4,195
Vanguard VIF Equity Income Portfolio	135,185	25,741	109,444	26,962	5,598	21,364
Vanguard VIF Global Bond Index Portfolio	188,603	54,892	133,711	78,510	26,340	52,170
Vanguard VIF International Portfolio	58,145	9,410	48,735	15,521	3,299	12,222
Vanguard VIF Mid-Cap Index Portfolio	252,694	178,027	74,667	166,088	76,438	89,650
Vanguard VIF Real Estate Index Portfolio	323,177	318,293	4,884	53,729	38,642	15,087

85

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

6.	Financial Highlights

Principal National sells variable life insurance products, which have multiple investment options that could have different returns.

The Separate Account has presented the following disclosures for 2025, 2024, 2023, 2022 and 2021 in accordance with the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies.

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
AllianceBernstein VPS Discovery Value Portfolio – Class A:
2025	138	$41.00	$5,648	0.86%	—%	2.89%
2024	140	$39.85	$5,591	0.86%	—%	10.02%
2023	130	$36.22	$4,693	1.06%	—%	17.18%
2022	124	$30.91	$3,848	1.13%	—%	(15.64)%
2021	103	$36.64	$3,787	0.80%	—%	35.96%

AllianceBernstein VPS International Value Portfolio – Class A:
2025	270	$13.86	$3,751	2.79%	—%	41.72%
2024	191	$9.78	$1,873	2.70%	—%	5.05%
2023	224	$9.31	$2,090	0.84%	—%	15.08%
2022	186	$8.09	$1,502	4.91%	—%	(13.59)%
2021	155	$9.36	$1,455	2.15%	—%	11.03%

AllianceBernstein VPS Small Cap Growth Portfolio – Class A:
2025	5	$52.49	$281	—%	—%	4.81%
2024	5	$50.08	$261	0.24%	—%	18.62%
2023	6	$42.22	$234	—%	—%	18.03%
2022	7	$35.77	$252	—%	—%	(39.09)%
2021	7	$58.73	$416	—%	—%	9.45%

AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A:
2025	9	$35.53	$330	—%	—%	6.31%
2024	14	$33.42	$458	—%	—%	6.23%
2023	10	$31.46	$305	0.39%	—%	16.00%
2022	9	$27.12	$236	—%	—%	(26.98)%
2021	5	$37.14	$177	—%	—%	22.86%

American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares:
2025	69	$10.80	$741	3.12%	—%	9.31%
2024	60	$9.88	$588	2.41%	—%	(3.04)%
2023	36	$10.19	$370	—%	—%	6.15%
2022	24	$9.60	$231	0.25%	—%	(17.67)%
2021	19	$11.66	$220	2.07%	—%	(4.89)%

86

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
American Funds Insurance Series – Global Balanced Fund – Class 2 Shares:
2025	91	$16.60	$1,504	1.45%	—%	17.15%
2024	78	$14.17	$1,108	1.85%	—%	6.54%
2023	64	$13.30	$857	1.82%	—%	13.87%
2022	35	$11.68	$408	—%	—%	(14.56)%
2021	24	$13.67	$327	1.06%	—%	10.78%

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares:
2025	—	$13.71	$6	0.02%	—%	14.63%
2024	9	$11.96	$108	1.09%	—%	2.31%
2023	7	$11.69	$81	0.27%	—%	16.20%
2022 (4)	—	$10.06	$4	—%	—%	(29.60)%

American Funds Insurance Series – Growth Fund – Class 2 Shares:
2025	722	$61.07	$44,119	0.15%	—%	20.24%
2024	608	$50.79	$30,883	0.35%	—%	31.61%
2023	526	$38.59	$20,301	0.38%	—%	38.46%
2022	412	$27.87	$11,489	0.36%	—%	(29.92)%
2021	295	$39.77	$11,732	0.23%	—%	21.99%

American Funds Insurance Series – International Fund – Class 2 Shares:
2025	465	$18.03	$8,384	1.53%	—%	26.79%
2024	359	$14.22	$5,105	1.24%	—%	3.12%
2023	311	$13.79	$4,282	1.36%	—%	15.88%
2022	274	$11.90	$3,259	1.89%	—%	(20.83)%
2021	196	$15.03	$2,945	2.73%	—%	(1.44)%

American Funds Insurance Series – New World Fund – Class 2 Shares:
2025	652	$21.52	$14,036	1.22%	—%	28.32%
2024	548	$16.77	$9,185	1.46%	—%	6.54%
2023	481	$15.74	$7,578	1.60%	—%	15.99%
2022	411	$13.57	$5,579	1.50%	—%	(22.10)%
2021	241	$17.42	$4,204	0.98%	—%	4.94%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares:
2025	521	$29.98	$15,625	1.47%	—%	17.20%
2024	441	$25.58	$11,273	1.63%	—%	19.14%
2023	413	$21.47	$8,872	1.98%	—%	17.26%
2022	354	$18.31	$6,473	2.11%	—%	(8.45)%
2021	245	$20.00	$4,906	1.54%	—%	27.80%

BNY Mellon IP MidCap Stock Portfolio – Service Shares:
2025	68	$24.40	$1,671	0.31%	—%	9.81%
2024	30	$22.22	$676	0.61%	—%	12.34%
2023	32	$19.78	$636	0.52%	—%	17.95%
2022	29	$16.77	$486	0.42%	—%	(14.26)%
2021	25	$19.56	$498	0.42%	—%	25.55%

87

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
BNY Mellon IP Technology Growth Portfolio – Service Shares:
2025	15	$77.92	$1,165	—%	—%	27.86%
2024	13	$60.94	$785	—%	—%	25.39%
2023	7	$48.60	$349	—%	—%	58.98%
2022	4	$30.57	$112	—%	—%	(46.51)%
2021	3	$57.15	$174	—%	—%	12.63%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares:
2025	6	$68.67	$403	0.05%	—%	15.66%
2024	4	$59.37	$217	0.31%	—%	24.57%
2023	3	$47.66	$123	0.42%	—%	23.50%
2022	2	$38.59	$76	0.06%	—%	(23.05)%
2021	—	$50.15	$16	0.37%	—%	26.67%

BNY Mellon VIF Appreciation Portfolio – Service Shares:
2025	11	$66.55	$756	0.16%	—%	9.78%
2024	11	$60.62	$693	0.17%	—%	12.49%
2023	10	$53.89	$536	0.50%	—%	20.67%
2022	6	$44.66	$267	0.54%	—%	(18.25)%
2021	2	$54.63	$89	0.19%	—%	26.84%

Bond Market Index Account – Class 1:
2025	539	$12.59	$6,792	4.32%	—%	7.15%
2024	473	$11.75	$5,563	3.10%	—%	1.03%
2023	308	$11.63	$3,580	2.43%	—%	5.54%
2022	189	$11.02	$2,080	2.23%	—%	(13.16)%
2021	148	$12.69	$1,881	2.02%	—%	(1.78)%

ClearBridge Variable Mid Cap Portfolio – Class I Shares:
2025	85	$19.71	$1,672	0.30%	—%	4.34%
2024	76	$18.89	$1,430	0.60%	—%	10.02%
2023	79	$17.17	$1,362	0.14%	—%	12.89%
2022	66	$15.21	$1,003	0.41%	—%	(25.29)%
2021	52	$20.36	$1,050	0.03%	—%	28.70%

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares:
2025	136	$29.75	$4,056	—%	—%	9.21%
2024	144	$27.24	$3,934	—%	—%	4.53%
2023	127	$26.06	$3,301	—%	—%	8.40%
2022	99	$24.04	$2,377	—%	—%	(28.85)%
2021	60	$33.79	$2,043	—%	—%	12.60%

Columbia VP - Acorn International Fund:
2025 (13)	122	$13.86	$1,692	1.28%	—%	12.77%
2024	112	$12.29	$1,371	1.39%	—%	(8.28)%
2023	107	$13.40	$1,438	0.36%	—%	16.93%
2022	96	$11.46	$1,095	0.93%	—%	(33.83)%
2021	73	$17.32	$1,269	0.54%	—%	18.87%
88

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Core Plus Bond Account – Class 1:
2025	860	$30.29	$26,062	4.40%	—%	7.45%
2024	745	$28.19	$20,995	3.54%	—%	0.89%
2023	474	$27.94	$13,250	3.14%	—%	5.35%
2022	294	$26.52	$7,787	3.50%	—%	(14.12)%
2021	156	$30.88	$4,828	2.70%	—%	(0.45)%

CVT EAFE International Index Portfolio – Class F:
2025	227	$20.94	$4,745	2.59%	—%	30.63%
2024	202	$16.03	$3,239	3.37%	—%	2.95%
2023	98	$15.57	$1,528	3.55%	—%	17.51%
2022	61	$13.25	$803	3.60%	—%	(14.74)%
2021	39	$15.54	$613	2.08%	—%	10.60%

CVT Investment Grade Bond Index Portfolio – Class I:
2025	387	$12.45	$4,815	3.21%	—%	6.87%
2024	290	$11.65	$3,380	3.32%	—%	1.04%
2023	171	$11.53	$1,974	2.92%	—%	5.49%
2022	116	$10.93	$1,273	2.73%	—%	(12.49)%
2021	125	$12.49	$1,563	2.45%	—%	(1.81)%

CVT Russell 2000 Small Cap Index Portfolio – Class F:
2025	334	$42.39	$14,160	1.60%	—%	12.23%
2024	348	$37.77	$13,139	1.30%	—%	10.99%
2023	272	$34.03	$9,268	0.95%	—%	16.38%
2022	219	$29.24	$6,396	0.93%	—%	(20.67)%
2021	129	$36.86	$4,759	0.82%	—%	14.29%

CVT S&P 500 Index Portfolio:
2025	16	$43.29	$681	1.10%	—%	17.51%
2024	17	$36.84	$627	1.22%	—%	24.63%
2023	17	$29.56	$508	1.57%	—%	25.89%
2022	13	$23.48	$309	1.24%	—%	(18.33)%
2021	14	$28.75	$388	1.35%	—%	28.41%

CVT S&P MidCap 400 Index Portfolio – Class F:
2025	145	$45.82	$6,665	1.14%	—%	6.91%
2024	134	$42.86	$5,723	1.23%	—%	13.30%
2023	128	$37.83	$4,847	1.26%	—%	15.90%
2022	120	$32.64	$3,912	0.96%	—%	(13.51)%
2021	111	$37.74	$4,171	0.87%	—%	24.19%

Diversified International Account – Class 1:
2025	284	$53.55	$15,222	2.15%	—%	32.34%
2024	281	$40.46	$11,392	3.13%	—%	4.71%
2023	246	$38.64	$9,530	1.32%	—%	17.43%
2022	219	$32.90	$7,217	2.84%	—%	(20.01)%
2021	159	$41.13	$6,537	1.36%	—%	9.74%

89

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
DWS Alternative Asset Allocation VIP – Class B:
2025	10	$14.68	$147	3.20%	—%	10.04%
2024	10	$13.34	$139	3.06%	—%	5.29%
2023	9	$12.67	$110	5.72%	—%	5.67%
2022	5	$11.99	$58	4.86%	—%	(7.70)%
2021	1	$12.99	$15	3.25%	—%	12.27%

DWS Small Mid Cap Value VIP – Class B:
2025	18	$34.86	$634	0.61%	—%	17.85%
2024	19	$29.58	$573	0.80%	—%	5.79%
2023	21	$27.96	$574	0.89%	—%	14.59%
2022	23	$24.40	$565	0.45%	—%	(16.15)%
2021	19	$29.10	$541	0.87%	—%	30.03%

Equity Income Account – Class 1:
2025	751	$47.30	$35,542	1.79%	—%	15.51%
2024	728	$40.95	$29,823	2.12%	—%	15.48%
2023	648	$35.46	$22,960	2.15%	—%	11.23%
2022	577	$31.88	$18,388	2.06%	—%	(10.50)%
2021	409	$35.62	$14,552	2.08%	—%	22.45%

Fidelity VIP Consumer Staples Portfolio – Service Class 2:
2025	1	$9.78	$7	2.04%	—%	(3.26)%
2024 (11)	—	$10.11	$4	—%	—%	1.20%

Fidelity VIP Contrafund® Portfolio – Service Class 2:
2025	328	$123.27	$40,423	—%	—%	21.20%
2024	302	$101.71	$30,681	0.03%	—%	33.44%
2023	263	$76.22	$20,042	0.28%	—%	33.11%
2022	242	$57.26	$13,852	0.29%	—%	(26.49)%
2021	210	$77.89	$16,336	0.03%	—%	27.52%

Fidelity VIP Energy Portfolio – Service Class 2:
2025 (12)	1	$10.00	$6	2.12%	—%	10.38%

Fidelity VIP Equity-Income Portfolio – Service Class 2:
2025	121	$58.40	$7,039	1.85%	—%	18.75%
2024	98	$49.18	$4,822	1.63%	—%	15.04%
2023	95	$42.75	$4,059	1.87%	—%	10.38%
2022	83	$38.73	$3,225	1.85%	—%	(5.24)%
2021	73	$40.87	$2,998	1.77%	—%	24.60%

Fidelity VIP Extended Market Index Portfolio – Service Class 2:
2025	365	$18.54	$6,768	1.02%	—%	12.02%
2024	222	$16.55	$3,668	1.39%	—%	12.05%
2023	117	$14.77	$1,729	2.05%	—%	17.13%
2022	42	$12.61	$525	1.49%	—%	(18.33)%
2021	22	$15.44	$344	1.71%	—%	20.91%

90

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Fidelity VIP Government Money Market Portfolio – Service Class:
2025	9,595	$12.13	$116,349	3.89%	—%	4.03%
2024	7,456	$11.66	$86,912	4.78%	—%	5.05%
2023	5,761	$11.10	$63,942	4.59%	—%	4.82%
2022	3,629	$10.59	$38,441	1.50%	—%	1.34%
2021	1,868	$10.45	$19,516	0.01%	—%	—%

Fidelity VIP High Income Portfolio – Service Class 2:
2025	155	$41.40	$6,410	7.14%	—%	10.31%
2024	141	$37.53	$5,301	6.64%	—%	8.63%
2023	126	$34.55	$4,348	6.05%	—%	10.24%
2022	117	$31.34	$3,682	5.50%	—%	(11.69)%
2021	105	$35.49	$3,718	5.48%	—%	4.29%

Fidelity VIP International Index Portfolio – Service Class 2:
2025	902	$17.67	$15,936	3.03%	—%	32.86%
2024	484	$13.30	$6,444	3.15%	—%	4.81%
2023	344	$12.69	$4,366	3.03%	—%	15.89%
2022	229	$10.95	$2,508	2.64%	—%	(16.22)%
2021	105	$13.07	$1,369	3.84%	—%	7.48%

Fidelity VIP Mid Cap Portfolio – Service Class 2:
2025	136	$58.81	$12,243	0.25%	—%	11.49%
2024	134	$52.75	$10,907	0.35%	—%	17.17%
2023	127	$45.02	$8,950	0.41%	—%	14.79%
2022	119	$39.22	$7,206	0.29%	—%	(14.97)%
2021	106	$46.12	$7,730	0.39%	—%	25.29%

Fidelity VIP Strategic Income Portfolio – Service Class 2:
2025	564	$13.74	$7,748	4.04%	—%	8.62%
2024	305	$12.65	$3,855	3.63%	—%	5.77%
2023	247	$11.96	$2,951	5.02%	—%	9.12%
2022	166	$10.96	$1,817	4.23%	—%	(11.47)%
2021	99	$12.38	$1,231	3.00%	—%	3.51%

Fidelity VIP Total Market Index Portfolio – Service Class 2:
2025	806	$24.81	$19,995	0.92%	—%	16.81%
2024	731	$21.24	$15,525	1.30%	—%	23.42%
2023	413	$17.21	$7,104	0.98%	—%	25.71%
2022	282	$13.69	$3,862	1.46%	—%	(19.42)%
2021	133	$16.99	$2,258	1.08%	—%	25.39%

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2:
2025	78	$49.21	$3,852	5.02%	—%	12.56%
2024	54	$43.72	$2,349	5.21%	—%	7.21%
2023	37	$40.78	$1,494	5.18%	—%	8.63%
2022	11	$37.54	$423	4.91%	—%	(5.49)%
2021	5	$39.72	$205	4.33%	—%	16.75%

91

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2:
2025	68	$65.48	$4,450	1.92%	—%	23.34%
2024	67	$53.09	$3,579	1.75%	—%	4.65%
2023	66	$50.73	$3,335	2.53%	—%	20.33%
2022	66	$42.16	$2,801	1.44%	—%	(4.77)%
2021	66	$44.27	$2,906	2.77%	—%	19.13%

Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2:
2025	4	$43.53	$185	1.87%	—%	11.53%
2024	1	$39.03	$23	1.70%	—%	11.26%
2023	1	$35.08	$38	1.77%	—%	13.49%
2022	1	$30.91	$27	2.20%	—%	(7.46)%
2021	—	$33.40	$—	—%	—%	19.20%

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2:
2025	133	$72.92	$9,709	0.80%	—%	11.81%
2024	122	$65.22	$7,973	0.99%	—%	10.79%
2023	115	$58.87	$6,778	0.92%	—%	12.07%
2022	102	$52.53	$5,373	0.79%	—%	(10.57)%
2021	84	$58.74	$4,948	0.85%	—%	26.79%

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2:
2025	49	$66.61	$3,256	1.05%	—%	7.66%
2024	47	$61.87	$2,918	0.89%	—%	11.70%
2023	49	$55.39	$2,701	0.53%	—%	12.74%
2022	43	$49.13	$2,106	0.91%	—%	(10.07)%
2021	32	$54.63	$1,751	1.02%	—%	25.38%

Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2:
2025	36	$19.68	$710	4.78%	—%	7.25%
2024	38	$18.35	$700	3.84%	—%	4.02%
2023	32	$17.64	$569	5.30%	—%	8.15%
2022	30	$16.31	$483	4.23%	—%	(10.73)%
2021	9	$18.27	$169	3.65%	—%	2.12%

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2:
2025	8	$12.74	$98	1.39%	—%	6.70%
2024	1	$11.94	$11	1.83%	—%	1.36%
2023	—	$11.78	$2	1.99%	—%	4.43%
2022	—	$11.28	$1	2.07%	—%	(9.69)%
2021	—	$12.49	$—	—%	—%	(1.89)%

Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2:
2025	28	$31.68	$893	0.52%	—%	46.26%
2024	28	$21.66	$608	3.76%	—%	7.71%
2023	26	$20.11	$528	1.80%	—%	12.60%
2022	13	$17.86	$228	2.08%	—%	(21.97)%
2021	11	$22.89	$242	0.58%	—%	(5.76)%

92

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2:
2025	34	$18.11	$616	2.29%	—%	29.17%
2024	25	$14.02	$347	2.30%	—%	(0.99)%
2023	20	$14.16	$288	3.13%	—%	20.82%
2022	11	$11.72	$132	2.84%	—%	(7.64)%
2021	3	$12.69	$43	2.02%	—%	4.19%

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2:
2025	209	$15.06	$3,146	—%	—%	15.73%
2024	196	$13.01	$2,547	—%	—%	(11.38)%
2023	175	$14.68	$2,575	—%	—%	2.87%
2022	148	$14.27	$2,106	—%	—%	(4.93)%
2021	132	$15.01	$1,979	—%	—%	(5.00)%

Global Emerging Markets Account – Class 1:
2025	105	$64.81	$6,800	0.67%	—%	37.25%
2024	101	$47.22	$4,783	2.04%	—%	6.52%
2023	102	$44.33	$4,532	2.37%	—%	12.50%
2022	115	$39.40	$4,520	1.70%	—%	(22.65)%
2021	96	$50.94	$4,901	0.46%	—%	0.57%

Government & High Quality Bond Account – Class 1:
2025	321	$14.94	$4,797	3.60%	—%	7.95%
2024	284	$13.84	$3,928	3.15%	—%	0.58%
2023	228	$13.76	$3,141	2.42%	—%	4.64%
2022	186	$13.15	$2,450	1.48%	—%	(11.80)%
2021	173	$14.91	$2,573	2.20%	—%	(1.32)%

Invesco V.I. American Franchise Fund – Series II Shares:
2025	36	$60.17	$2,140	—%	—%	11.38%
2024	27	$54.02	$1,472	—%	—%	34.58%
2023	22	$40.14	$871	—%	—%	40.60%
2022	15	$28.55	$425	—%	—%	(31.30)%
2021	11	$41.56	$478	—%	—%	11.66%

Invesco V.I. American Value Fund – Series I Shares:
2025	60	$27.76	$1,656	0.51%	—%	21.01%
2024	36	$22.94	$833	1.09%	—%	30.42%
2023	26	$17.59	$463	0.53%	—%	15.57%
2022	30	$15.22	$453	0.88%	—%	(2.62)%
2021	12	$15.63	$189	0.46%	—%	28.01%

Invesco V.I. Core Equity Fund – Series II Shares:
2025	21	$79.32	$1,683	0.43%	—%	15.88%
2024	18	$68.45	$1,230	0.46%	—%	25.30%
2023	13	$54.63	$716	0.52%	—%	23.07%
2022	10	$44.39	$440	0.70%	—%	(20.75)%
2021	7	$56.01	$401	0.47%	—%	27.38%

93

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares:
2025	109	$18.16	$1,978	—%	—%	4.79%
2024	84	$17.33	$1,455	—%	—%	24.23%
2023	107	$13.95	$1,489	—%	—%	13.14%
2022	110	$12.33	$1,362	—%	—%	(30.96)%
2021	57	$17.86	$1,024	—%	—%	19.07%

Invesco V.I. EQV International Equity Fund – Series I Shares:
2025	18	$47.37	$864	1.50%	—%	16.50%
2024	14	$40.66	$571	1.74%	—%	0.62%
2023	12	$40.41	$472	0.21%	—%	18.16%
2022	8	$34.20	$278	2.16%	—%	(18.32)%
2021	2	$41.87	$88	1.25%	—%	5.89%

Invesco V.I. Global Real Estate Fund – Series I Shares:
2025	45	$13.02	$584	2.53%	—%	7.78%
2024	23	$12.08	$281	2.88%	—%	(1.79)%
2023	15	$12.30	$183	1.67%	—%	9.04%
2022	10	$11.28	$110	2.75%	—%	(24.90)%
2021	9	$15.02	$133	2.57%	—%	25.69%

Invesco V.I. Health Care Fund – Series I Shares:
2025	134	$52.10	$6,989	—%	—%	15.32%
2024	130	$45.18	$5,861	—%	—%	4.17%
2023	130	$43.37	$5,636	—%	—%	3.02%
2022	125	$42.10	$5,262	—%	—%	(13.32)%
2021	110	$48.57	$5,334	0.22%	—%	12.30%

Invesco V.I. Main Street Mid Cap Fund – Series II Shares:
2025	36	$40.97	$1,483	0.11%	—%	8.96%
2024	35	$37.60	$1,313	0.12%	—%	16.81%
2023	37	$32.19	$1,187	0.04%	—%	14.15%
2022	32	$28.20	$891	0.07%	—%	(14.47)%
2021	31	$32.97	$1,037	0.27%	—%	22.88%

Invesco V.I. Main Street Small Cap Fund – Series II Shares:
2025	43	$53.22	$2,263	0.23%	—%	8.44%
2024	40	$49.08	$1,967	—%	—%	12.41%
2023	41	$43.66	$1,771	1.01%	—%	17.81%
2022	32	$37.06	$1,198	0.26%	—%	(16.04)%
2021	32	$44.14	$1,409	0.19%	—%	22.27%

94

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Invesco V.I. Small Cap Equity Fund – Series I Shares:
2025	7	$41.19	$286	—%	—%	8.03%
2024	4	$38.13	$154	0.13%	—%	18.09%
2023	3	$32.29	$111	—%	—%	16.57%
2022	2	$27.70	$50	—%	—%	(20.49)%
2021 (6)	2	$34.84	$58	0.12%	—%	20.39%

Janus Henderson Global Sustainable Equity Portfolio – Service Shares:
2025	6	$15.00	$91	0.18%	—%	17.28%
2024	12	$12.79	$160	0.43%	—%	11.02%
2023	1	$11.52	$12	1.09%	—%	23.21%
2022 (7)	1	$9.35	$8	1.08%	—%	(6.87)%

Janus Henderson Series Balanced Portfolio – Service Shares:
2025	209	$65.32	$13,636	1.73%	—%	14.82%
2024	197	$56.89	$11,222	1.83%	—%	15.14%
2023	142	$49.41	$7,020	1.88%	—%	15.15%
2022	76	$42.91	$3,255	1.28%	—%	(16.61)%
2021	37	$51.46	$1,882	0.97%	—%	16.90%

Janus Henderson Series Enterprise Portfolio – Service Shares:
2025	186	$79.87	$14,875	0.18%	—%	7.41%
2024	173	$74.36	$12,833	0.63%	—%	15.32%
2023	152	$64.48	$9,806	0.09%	—%	17.77%
2022	143	$54.75	$7,839	0.25%	—%	(16.14)%
2021	110	$65.29	$7,178	0.16%	—%	16.55%

Janus Henderson Series Flexible Bond Portfolio – Service Shares:
2025	324	$25.71	$8,341	4.08%	—%	7.21%
2024	135	$23.98	$3,242	4.33%	—%	1.61%
2023	113	$23.60	$2,672	3.90%	—%	5.31%
2022	77	$22.41	$1,727	2.28%	—%	(13.91)%
2021	35	$26.03	$899	2.63%	—%	(1.10)%

Janus Henderson Series Forty Portfolio – Service Shares:
2025	181	$73.20	$13,255	0.26%	—%	17.87%
2024	172	$62.10	$10,653	0.01%	—%	28.12%
2023	166	$48.47	$8,028	0.13%	—%	39.64%
2022	153	$34.71	$5,315	0.06%	—%	(33.72)%
2021	129	$52.37	$6,777	0.52%	—%	22.62%

95

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Janus Henderson Series Global Research Portfolio – Service Shares:
2025	28	$54.53	$1,520	0.60%	—%	20.61%
2024	26	$45.21	$1,185	0.62%	—%	23.26%
2023	19	$36.68	$709	0.86%	—%	26.48%
2022	11	$29.00	$324	1.53%	—%	(19.62)%
2021	2	$36.08	$85	0.46%	—%	17.79%

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares:
2025	444	$33.16	$14,734	—%	—%	24.85%
2024	371	$26.56	$9,841	—%	—%	31.75%
2023	269	$20.16	$5,429	—%	—%	54.25%
2022	201	$13.07	$2,633	—%	—%	(37.10)%
2021	146	$20.78	$3,036	0.64%	—%	17.73%

LargeCap Growth Account I – Class 1:
2025	349	$154.83	$54,005	—%	—%	11.40%
2024	356	$138.99	$49,414	—%	—%	25.14%
2023	337	$111.07	$37,380	—%	—%	40.35%
2022	277	$79.14	$21,921	—%	—%	(34.16)%
2021	189	$120.20	$22,769	—%	—%	21.89%

LargeCap S&P 500 Index Account – Class 1:
2025	2,918	$76.89	$224,349	1.43%	—%	17.62%
2024	2,465	$65.37	$161,103	1.52%	—%	24.75%
2023	1,938	$52.40	$101,552	1.48%	—%	25.96%
2022	1,397	$41.60	$58,118	1.41%	—%	(18.34)%
2021	861	$50.94	$43,865	1.44%	—%	28.34%

Lord Abbett Series Fund Developing Growth Portfolio – Class VC:
2025	139	$32.47	$4,506	0.20%	—%	14.61%
2024	127	$28.33	$3,598	0.17%	—%	22.16%
2023	114	$23.19	$2,644	—%	—%	8.16%
2022	91	$21.44	$1,947	—%	—%	(35.98)%
2021	59	$33.49	$1,988	—%	—%	(2.76)%

LVIP American Century Capital Appreciation Fund – Service Class:
2025	56	$32.35	$1,806	—%	—%	6.55%
2024 (10)	55	$30.36	$1,672	—%	—%	15.35%

LVIP American Century Disciplined Core Value Fund – Service Class:
2025	69	$55.71	$3,852	1.61%	—%	14.56%
2024 (10)	58	$48.63	$2,819	1.02%	—%	6.41%

96

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
LVIP American Century Inflation Protection Fund – Service Class:
2025	125	$14.69	$1,838	7.95%	—%	6.30%
2024 (10)	108	$13.82	$1,492	4.53%	—%	3.37%

LVIP American Century International Fund – Service Class:
2025	7	$35.77	$262	1.10%	—%	15.80%
2024 (10)	7	$30.89	$211	1.04%	—%	0.16%

LVIP American Century Mid Cap Value Fund – Service Class:
2025	137	$56.58	$7,770	1.65%	—%	8.83%
2024 (10)	139	$51.99	$7,200	2.60%	—%	6.71%

LVIP American Century Value Fund – Service Class:
2025	66	$62.38	$4,122	1.56%	—%	15.86%
2024 (10)	68	$53.84	$3,659	2.82%	—%	6.47%

Macquarie VIP Small Cap Value Series – Service Class:
2025	118	$42.74	$5,033	0.94%	—%	7.85%
2024	104	$39.63	$4,121	0.98%	—%	11.01%
2023	102	$35.70	$3,628	0.61%	—%	9.11%
2022	92	$32.72	$3,023	0.50%	—%	(12.37)%
2021	78	$37.34	$2,910	0.58%	—%	34.03%

MFS® Blended Research® Small Cap Equity Portfolio – Service Class:
2025	64	$22.94	$1,469	0.78%	—%	5.52%
2024	72	$21.74	$1,561	0.82%	—%	4.62%
2023	61	$20.78	$1,267	0.54%	—%	18.68%
2022	55	$17.51	$957	0.51%	—%	(18.56)%
2021	36	$21.50	$784	0.71%	—%	29.21%

MFS® Global Equity Series – Service Class:
2025	24	$47.20	$1,153	0.65%	—%	13.27%
2024	24	$41.67	$1,000	0.75%	—%	5.36%
2023	19	$39.55	$751	0.54%	—%	13.88%
2022	14	$34.73	$471	0.23%	—%	(17.93)%
2021	9	$42.32	$373	0.53%	—%	16.87%

MFS® Growth Series – Service Class:
2025	85	$118.32	$10,011	—%	—%	11.91%
2024	70	$105.73	$7,415	—%	—%	31.15%
2023	49	$80.62	$3,972	—%	—%	35.52%
2022	39	$59.49	$2,309	—%	—%	(31.81)%
2021	30	$87.24	$2,580	—%	—%	23.24%

97

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
MFS® Inflation–Adjusted Bond Portfolio – Service Class:
2025	8	$10.25	$78	3.23%	—%	8.24%
2024	13	$9.47	$126	3.09%	—%	(4.15)%
2023	7	$9.88	$72	2.53%	—%	2.49%
2022	6	$9.64	$61	4.34%	—%	(21.69)%
2021	5	$12.31	$63	0.80%	—%	1.32%

MFS® International Intrinsic Value Portfolio – Service Class:
2025	191	$29.73	$5,676	1.36%	—%	32.96%
2024	184	$22.36	$4,115	1.15%	—%	6.99%
2023	168	$20.90	$3,514	0.49%	—%	17.35%
2022	122	$17.81	$2,165	0.55%	—%	(23.76)%
2021	63	$23.36	$1,461	0.15%	—%	10.29%

MFS® Mid Cap Value Portfolio – Service Class:
2025	336	$23.27	$7,822	0.88%	—%	5.72%
2024	277	$22.01	$6,090	1.02%	—%	13.51%
2023	256	$19.39	$4,957	1.69%	—%	12.41%
2022	172	$17.25	$2,962	0.83%	—%	(9.02)%
2021	119	$18.96	$2,263	0.82%	—%	30.58%

MFS® New Discovery Series – Service Class:
2025	43	$65.34	$2,832	—%	—%	12.56%
2024	42	$58.05	$2,422	—%	—%	6.44%
2023	38	$54.54	$2,049	—%	—%	14.24%
2022	35	$47.74	$1,661	—%	—%	(29.99)%
2021	26	$68.19	$1,784	—%	—%	1.56%

MFS® New Discovery Value Portfolio – Service Class:
2025	114	$25.38	$2,901	1.63%	—%	2.88%
2024	99	$24.67	$2,431	1.09%	—%	9.16%
2023	89	$22.60	$2,003	0.97%	—%	11.22%
2022	66	$20.32	$1,349	0.45%	—%	(11.23)%
2021	37	$22.89	$847	0.63%	—%	33.86%

MFS® Research International Portfolio – Service Class:
2025	97	$18.50	$1,785	1.31%	—%	21.71%
2024	74	$15.20	$1,125	1.43%	—%	2.84%
2023	68	$14.78	$1,008	0.83%	—%	12.82%
2022	54	$13.10	$709	1.77%	—%	(17.82)%
2021	29	$15.94	$468	0.71%	—%	11.24%

MFS® Total Return Series – Service Class:
2025	16	$30.83	$488	2.32%	—%	10.90%
2024	10	$27.80	$286	2.28%	—%	7.46%
2023	6	$25.87	$160	1.95%	—%	10.23%
2022	4	$23.47	$91	1.87%	—%	(9.83)%
2021	1	$26.03	$38	1.81%	—%	13.82%

98

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
MFS® Utilities Series – Service Class:
2025	151	$32.09	$4,855	2.59%	—%	14.77%
2024	169	$27.96	$4,721	2.12%	—%	11.35%
2023	172	$25.11	$4,313	3.47%	—%	(2.33)%
2022	170	$25.71	$4,383	2.17%	—%	0.47%
2021	153	$25.59	$3,924	1.58%	—%	13.83%

MFS® Value Series – Service Class:
2025	88	$65.02	$5,733	1.45%	—%	12.76%
2024	69	$57.66	$3,993	1.48%	—%	11.36%
2023	47	$51.78	$2,426	1.50%	—%	7.63%
2022	28	$48.11	$1,368	1.15%	—%	(6.15)%
2021	23	$51.26	$1,169	1.10%	—%	25.18%

MidCap Account – Class 1:
2025	103	$216.32	$22,275	0.32%	—%	1.78%
2024	94	$212.53	$19,949	0.25%	—%	20.27%
2023	85	$176.71	$14,958	—%	—%	26.08%
2022	62	$140.16	$8,649	0.19%	—%	(22.98)%
2021	54	$181.97	$9,890	0.14%	—%	25.53%

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares:
2025	6	$26.59	$153	—%	—%	5.22%
2024	4	$25.27	$109	—%	—%	23.81%
2023	4	$20.41	$74	—%	—%	17.91%
2022	2	$17.31	$35	—%	—%	(28.82)%
2021 (6)	1	$24.32	$18	—%	—%	12.75%

Neuberger Berman AMT Quality Equity Portfolio – I Class Shares:
2025 (14)	36	$23.94	$868	—%	—%	13.73%
2024	33	$21.05	$694	0.23%	—%	25.82%
2023	34	$16.73	$562	0.34%	—%	26.93%
2022	35	$13.18	$465	0.45%	—%	(18.44)%
2021	35	$16.16	$569	0.39%	—%	23.45%

PIMCO VIT All Asset Portfolio – Administrative Class:
2025	13	$19.58	$248	4.94%	—%	14.24%
2024	12	$17.14	$212	6.56%	—%	3.88%
2023	9	$16.50	$157	3.13%	—%	7.98%
2022	4	$15.28	$59	7.88%	—%	(11.83)%
2021 (6)	1	$17.33	$22	3.67%	—%	16.23%

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class:
2025	30	$10.25	$311	3.01%	—%	18.77%
2024	20	$8.63	$174	2.38%	—%	4.10%
2023	22	$8.29	$181	14.84%	—%	(7.79)%
2022	22	$8.99	$197	19.52%	—%	8.57%
2021	17	$8.28	$137	5.27%	—%	33.33%

99

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class:
2025	5	$17.01	$91	7.10%	—%	15.01%
2024	7	$14.79	$109	6.38%	—%	7.56%
2023	6	$13.75	$83	5.62%	—%	11.16%
2022	5	$12.37	$58	4.81%	—%	(15.74)%
2021	2	$14.68	$34	4.55%	—%	(2.59)%

PIMCO VIT High Yield Portfolio – Administrative Class:
2025	240	$25.78	$6,179	6.27%	—%	9.01%
2024	264	$23.65	$6,245	5.73%	—%	6.92%
2023	204	$22.12	$4,510	5.53%	—%	12.23%
2022	150	$19.71	$2,965	5.09%	—%	(10.29)%
2021	91	$21.97	$1,998	4.30%	—%	3.63%

PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class:
2025	34	$10.98	$371	3.28%	—%	6.40%
2024	29	$10.32	$297	2.73%	—%	(6.10)%
2023	39	$10.99	$429	2.37%	—%	4.07%
2022	30	$10.56	$319	2.05%	—%	(28.94)%
2021	13	$14.86	$197	1.44%	—%	(4.74)%

PIMCO VIT Low Duration Portfolio – Administrative Class:
2025	71	$11.87	$848	3.87%	—%	5.51%
2024	38	$11.25	$422	3.94%	—%	4.55%
2023	28	$10.76	$299	3.68%	—%	4.98%
2022	131	$10.25	$1,347	1.80%	—%	(5.79)%
2021	33	$10.88	$362	0.54%	—%	(0.91)%

PIMCO VIT Real Return Portfolio – Administrative Class:
2025	188	$16.23	$3,042	3.42%	—%	7.91%
2024	134	$15.04	$2,023	2.58%	—%	2.10%
2023	117	$14.73	$1,723	3.01%	—%	3.66%
2022	90	$14.21	$1,280	6.83%	—%	(11.90)%
2021	52	$16.13	$831	5.25%	—%	5.63%

PIMCO VIT Short-Term Portfolio – Administrative Class:
2025	346	$14.19	$4,909	4.40%	—%	4.72%
2024	263	$13.55	$3,569	4.92%	—%	6.03%
2023	233	$12.78	$2,977	4.43%	—%	5.97%
2022	123	$12.06	$1,481	1.66%	—%	(0.17)%
2021	95	$12.08	$1,143	0.98%	—%	(0.08)%

PIMCO VIT Total Return Portfolio – Administrative Class:
2025	375	$15.85	$5,941	3.86%	—%	8.86%
2024	91	$14.56	$1,319	3.96%	—%	2.54%
2023	63	$14.20	$898	3.58%	—%	5.97%
2022	74	$13.40	$987	2.64%	—%	(14.32)%
2021	43	$15.64	$666	1.80%	—%	(1.26)%

100

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Principal Capital Appreciation Account – Class 1:
2025	235	$37.71	$8,862	0.51%	—%	13.52%
2024	213	$33.22	$7,085	0.77%	—%	25.83%
2023	188	$26.40	$4,974	0.84%	—%	25.18%
2022	160	$21.09	$3,381	0.79%	—%	(16.44)%
2021	150	$25.24	$3,786	0.89%	—%	27.86%

Principal LifeTime 2020 Account – Class 1:
2025	523	$36.51	$19,102	2.79%	—%	11.31%
2024	553	$32.80	$18,141	2.89%	—%	7.43%
2023	443	$30.53	$13,538	2.69%	—%	12.28%
2022	355	$27.19	$9,659	3.41%	—%	(14.39)%
2021	215	$31.76	$6,818	1.67%	—%	9.18%

Principal LifeTime 2030 Account – Class 1:
2025	1,998	$41.45	$82,859	2.35%	—%	13.22%
2024	1,735	$36.61	$63,554	2.26%	—%	9.02%
2023	1,455	$33.57	$48,845	1.82%	—%	15.08%
2022	1,006	$29.17	$29,343	3.07%	—%	(16.85)%
2021	621	$35.08	$21,797	1.46%	—%	12.79%

Principal LifeTime 2040 Account – Class 1:
2025	1,258	$48.61	$61,187	1.63%	—%	15.57%
2024	999	$42.06	$42,050	1.80%	—%	11.54%
2023	790	$37.71	$29,805	1.37%	—%	18.28%
2022	571	$31.88	$18,196	3.55%	—%	(18.11)%
2021	357	$38.93	$13,883	1.36%	—%	15.28%

Principal LifeTime 2050 Account – Class 1:
2025	612	$52.91	$32,416	1.40%	—%	17.49%
2024	501	$45.03	$22,555	1.51%	—%	13.28%
2023	345	$39.75	$13,699	1.21%	—%	20.37%
2022	240	$33.02	$7,939	3.74%	—%	(18.81)%
2021	154	$40.67	$6,263	1.16%	—%	17.03%

Principal LifeTime 2060 Account – Class 1:
2025	580	$31.19	$18,085	1.31%	—%	17.65%
2024	442	$26.51	$11,707	1.35%	—%	13.29%
2023	366	$23.40	$8,563	1.14%	—%	20.31%
2022	259	$19.45	$5,038	3.45%	—%	(18.79)%
2021	199	$23.95	$4,760	1.04%	—%	17.98%

Principal LifeTime Strategic Income Account – Class 1:
2025	350	$25.76	$9,004	3.14%	—%	10.46%
2024	290	$23.32	$6,768	2.69%	—%	6.73%
2023	245	$21.85	$5,356	1.40%	—%	10.75%
2022	76	$19.72	$1,502	3.54%	—%	(13.09)%
2021	53	$22.69	$1,200	2.30%	—%	4.51%

101

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Putnam VT International Value Fund – Class IB:
2025	45	$21.01	$953	0.90%	—%	34.68%
2024	25	$15.60	$385	1.98%	—%	5.19%
2023	11	$14.83	$169	1.18%	—%	18.73%
2022	5	$12.49	$64	1.70%	—%	(6.86)%
2021 (5)	1	$13.41	$13	0.77%	—%	15.01%

Putnam VT Large Cap Growth Fund – Class IB:
2025	317	$48.00	$15,203	—%	—%	14.34%
2024	247	$41.98	$10,381	—%	—%	33.40%
2023	176	$31.47	$5,552	—%	—%	44.49%
2022	99	$21.78	$2,149	—%	—%	(30.50)%
2021	67	$31.34	$2,112	—%	—%	22.66%

Putnam VT Small Cap Growth Fund – Class IB:
2025	71	$11.93	$853	0.30%	—%	8.85%
2024 (11)	33	$10.96	$366	—%	—%	10.26%

Putnam VT Small Cap Value Fund – Class IB:
2025	12	$11.04	$131	0.42%	—%	5.34%
2024 (11)	5	$10.48	$53	—%	—%	5.86%

Real Estate Securities Account – Class 1:
2025	137	$118.93	$16,264	1.60%	—%	1.24%
2024	130	$117.47	$15,263	2.40%	—%	5.58%
2023	124	$111.26	$13,835	2.05%	—%	13.33%
2022	118	$98.17	$11,610	1.33%	—%	(25.41)%
2021	87	$131.62	$11,476	1.52%	—%	40.44%

Rydex VI Basic Materials Fund:
2025	13	$18.61	$245	1.48%	—%	32.83%
2024	13	$14.01	$187	0.99%	—%	(2.44)%
2023	14	$14.36	$206	—%	—%	8.95%
2022	9	$13.18	$118	0.62%	—%	(9.66)%
2021	6	$14.59	$94	0.68%	—%	23.02%

Rydex VI Utilities Fund:
2025	2	$18.55	$37	1.80%	—%	17.03%
2024	—	$15.85	$—	—%	—%	19.89%
2023	—	$13.22	$—	2.65%	—%	(7.16)%
2022	—	$14.24	$4	0.93%	—%	1.06%
2021	—	$14.09	$4	1.54%	—%	14.55%

102

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
SAM Balanced Portfolio – Class 1:
2025	1,219	$34.00	$41,458	2.39%	—%	13.98%
2024	1,175	$29.82	$35,031	2.04%	—%	12.61%
2023	1,098	$26.48	$29,062	2.43%	—%	15.99%
2022	1,050	$22.83	$23,962	2.40%	—%	(16.16)%
2021	1,165	$27.22	$31,717	1.60%	—%	13.74%

SAM Conservative Balanced Portfolio – Class 1:
2025	383	$28.21	$10,809	2.84%	—%	11.68%
2024	402	$25.26	$10,151	2.59%	—%	8.97%
2023	465	$23.18	$10,790	3.12%	—%	11.98%
2022	368	$20.70	$7,625	2.47%	—%	(14.46)%
2021	307	$24.20	$7,437	1.87%	—%	9.70%

SAM Conservative Growth Portfolio – Class 1:
2025	1,477	$38.64	$57,070	1.71%	—%	15.55%
2024	1,454	$33.44	$48,638	1.52%	—%	15.23%
2023	1,408	$29.02	$40,869	1.80%	—%	19.37%
2022	1,342	$24.31	$32,623	2.14%	—%	(17.79)%
2021	1,258	$29.57	$37,189	1.22%	—%	17.71%

SAM Flexible Income Portfolio – Class 1:
2025	287	$25.03	$7,178	3.43%	—%	9.97%
2024	320	$22.76	$7,290	3.10%	—%	6.65%
2023	319	$21.34	$6,799	3.41%	—%	9.38%
2022	330	$19.51	$6,428	2.96%	—%	(13.10)%
2021	287	$22.45	$6,436	2.30%	—%	6.85%

SAM Strategic Growth Portfolio – Class 1:
2025	2,301	$42.15	$96,987	1.36%	—%	16.86%
2024	2,324	$36.07	$83,834	1.12%	—%	16.99%
2023	2,270	$30.83	$69,976	1.41%	—%	21.86%
2022	2,140	$25.30	$54,126	2.16%	—%	(18.81)%
2021	2,106	$31.14	$65,593	0.97%	—%	19.86%

Short-Term Income Account – Class 1:
2025	860	$16.21	$13,939	3.48%	—%	5.47%
2024	1,368	$15.37	$21,016	3.43%	—%	5.13%
2023	1,239	$14.62	$18,109	1.88%	—%	5.56%
2022	1,090	$13.85	$15,096	1.31%	—%	(3.42)%
2021	556	$14.34	$7,977	1.59%	—%	(0.69)%

SmallCap Account – Class 1:
2025	159	$63.64	$10,093	0.33%	—%	15.08%
2024	159	$55.30	$8,804	0.37%	—%	7.00%
2023	140	$51.68	$7,251	0.30%	—%	15.54%
2022	127	$44.73	$5,697	0.06%	—%	(20.64)%
2021	106	$56.36	$5,963	0.32%	—%	20.12%
103

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
T. Rowe Price Health Sciences Portfolio – II:
2025	44	$22.82	$995	—%	—%	17.81%
2024	41	$19.37	$795	—%	—%	1.41%
2023	34	$19.10	$647	—%	—%	2.69%
2022	22	$18.60	$407	—%	—%	(12.72)%
2021	10	$21.31	$223	—%	—%	12.87%

TOPS® Managed Risk Balanced ETF Portfolio – Class 2:
2025	72	$18.44	$1,330	2.98%	—%	9.05%
2024	52	$16.91	$882	2.80%	—%	6.09%
2023	47	$15.94	$749	0.30%	—%	9.03%
2022	41	$14.62	$603	19.87%	—%	(11.87)%
2021	36	$16.59	$591	1.12%	—%	8.57%

TOPS® Managed Risk Growth ETF Portfolio – Class 2:
2025	151	$21.00	$3,181	2.24%	—%	11.64%
2024	153	$18.81	$2,875	2.39%	—%	7.73%
2023	147	$17.46	$2,570	0.49%	—%	11.14%
2022	139	$15.71	$2,188	7.96%	—%	(13.73)%
2021	146	$18.21	$2,656	1.11%	—%	12.55%

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2:
2025	93	$20.44	$1,912	2.47%	—%	10.31%
2024	91	$18.53	$1,677	2.27%	—%	7.61%
2023	105	$17.22	$1,814	0.42%	—%	10.31%
2022	97	$15.61	$1,514	15.59%	—%	(13.33)%
2021	93	$18.01	$1,676	1.15%	—%	11.04%

VanEck VIP Trust Global Resources Fund – Class S Shares:
2025	155	$10.92	$1,689	2.58%	—%	36.16%
2024	131	$8.02	$1,052	2.22%	—%	(3.02)%
2023	218	$8.27	$1,806	2.61%	—%	(3.84)%
2022	165	$8.60	$1,422	1.59%	—%	8.04%
2021	178	$7.96	$1,416	0.33%	—%	18.63%

VanEck VIP Trust Global Resources Fund – Initial Class Shares:
2025	16	$13.15	$216	2.35%	—%	36.55%
2024	22	$9.63	$208	2.65%	—%	(2.83)%
2023	17	$9.91	$165	3.00%	—%	(3.60)%
2022	7	$10.28	$76	1.64%	—%	8.32%
2021	1	$9.49	$10	0.18%	—%	18.92%

104

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2)	Total return (3)
Vanguard VIF Balanced Portfolio:
2025	136	$68.66	$9,335	1.93%	—%	16.47%
2024	110	$58.95	$6,472	1.90%	—%	14.80%
2023	69	$51.35	$3,545	1.60%	—%	14.31%
2022	33	$44.92	$1,503	1.27%	—%	(14.29)%
2021	9	$52.41	$453	1.40%	—%	19.01%

Vanguard VIF Conservative Allocation Portfolio:
2025	15	$12.06	$179	2.74%	—%	12.71%
2024	13	$10.70	$141	2.45%	—%	7.54%
2023 (9)	9	$9.95	$90	—%	—%	6.53%

Vanguard VIF Equity Income Portfolio:
2025	131	$15.45	$2,022	1.16%	—%	16.78%
2024	21	$13.23	$284	1.01%	—%	15.14%
2023 (9)	—	$11.49	$1	—%	—%	10.59%

Vanguard VIF Global Bond Index Portfolio:
2025	310	$10.05	$3,112	2.17%	—%	5.68%
2024	176	$9.51	$1,672	2.38%	—%	2.04%
2023	124	$9.32	$1,153	1.41%	—%	6.51%
2022	71	$8.75	$622	1.20%	—%	(13.11)%
2021 (5)	20	$10.07	$205	0.49%	—%	(1.85)%

Vanguard VIF International Portfolio:
2025	65	$10.44	$679	0.41%	—%	19.86%
2024	16	$8.71	$142	0.88%	—%	9.01%
2023 (8)	4	$7.99	$32	—%	—%	14.63%

Vanguard VIF Mid-Cap Index Portfolio:
2025	442	$85.87	$37,941	1.15%	—%	11.55%
2024	367	$76.98	$28,268	1.20%	—%	15.07%
2023	278	$66.90	$18,567	1.27%	—%	15.84%
2022	220	$57.75	$12,678	0.88%	—%	(18.82)%
2021	99	$71.14	$7,013	0.78%	—%	24.35%

Vanguard VIF Real Estate Index Portfolio:
2025	24	$10.83	$265	2.59%	—%	3.04%
2024	20	$10.51	$206	2.23%	—%	4.79%
2023 (8)	5	$10.03	$45	0.92%	—%	11.69%

105

Principal National Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

(2)	These ratios represent the annualized contract expenses of the division, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the years indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the year indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)	Commenced operations June 5, 2020. Fund did not have net assets until 2022.

(5)	Fund was made available to policyholders on June 8, 2020. Fund did not have net assets until 2021.

(6)	Fund was made available to policyholders on January 1, 2020. Fund did not have net assets until 2021.

(7)	Fund was made available to policyholders on June 6, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.

(8)	Fund was made available to policyholders on June 6, 2022. Fund did not have net assets until 2023.

(9)	Fund was made available to policyholders on June 5, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.

(10)	Fund was made available to policyholders on April 26, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.

(11)	Fund was made available to policyholders on June 3, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.

(12)	Fund was made available to policyholders on June 3, 2024. Fund did not have net assets until 2025.

(13)	Represented the operations of Wanger International until June 2, 2025.

(14)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio - I Class Shares until July 30, 2025.

7.	Subsequent Events

The Separate Account performed an evaluation of subsequent events through April 2, 2026, and determined no items required recognition or disclosure.

106

STATUTORY-BASIS FINANCIAL STATEMENTS

Principal National Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Principal National Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2025, 2024 and 2023

Contents

Report of Independent Auditors

Audited Statutory-Basis Financial Statements

Statutory-Basis Statements of Financial Position	1
Statutory-Basis Statements of Operations and Capital and Surplus	2
Statutory-Basis Statements of Cash Flows	3
Notes to Statutory-Basis Financial Statements	4

Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 ey.com

Report of Independent Auditors

The Board of Directors and Stockholder

Principal National Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Principal National Life Insurance Company (the Company), which comprise the statutory-basis statements of financial position as of December 31, 2025 and 2024, and the related statutory-basis statements of operations and capital and surplus and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, on the basis of accounting described in Note 1.

Adverse Opinion on US. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on US. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division of the Department oflnsurance and Financial Services of the State oflowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Insurance and Financial Services of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 9, 2026

A member firm of Ernst & Young Global Limited

Principal National Life Insurance Company
Statutory-Basis Statements of Financial Position

	December 31,
	2025	2024
Admitted assets
Bonds	$64,535,915	$66,472,209
Cash, cash equivalents and short-term investments	10,309,663	11,082,831
Accrued investment income	596,265	586,088
Amounts receivable on reinsurance	9,733,473	9,765,259
Net deferred tax asset	9,924,665	10,186,397
Separate Account assets	1,878,551,247	1,384,647,616
Receivables from parent, subsidiaries and affiliates	16,948	17,089
Receivables for securities	72,552	45,600
Admitted disallowed interest maintenance reserve	47,520
Other assets	2,015,969	1,923,504
Total admitted assets	$1,975,804,217	$1,484,726,593

Liabilities
Insurance reserves	$16,771	$16,833
Asset valuation reserve	604,259	631,101
Interest maintenance reserve		109,466
Payables to parent, subsidiaries and affiliates	14,952,160	11,162,310
Federal income tax payable	2,958,705	2,482,170
Separate Account liabilities	1,878,551,247	1,384,647,616
Other liabilities	2,631,978	7,581,386
Total liabilities	1,899,715,120	1,406,630,882

Capital and surplus
Common capital stock, par value $1 per share - 5,000,000 shares authorized, 2,500,000 shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2,500,000	2,500,000
Preferred stock, par value $1 per share - 1,000,000 shares authorized, none issued and outstanding
Paid-in and contributed surplus	131,642,157	128,475,343
Special surplus funds	47,520
Unassigned deficit	(58,100,580)	(52,879,632)
Total capital and surplus	76,089,097	78,095,711
Total liabilities and capital and surplus	$1,975,804,217	$1,484,726,593

See accompanying notes.

Principal National Life Insurance Company
Statutory-Basis Statements of Operations and Capital and Surplus

	For the year ended December 31,
	2025	2024	2023
Income
Premiums and annuity and other considerations	$7,874	$7,690	$8,564
Net investment income	1,695,916	1,408,567	1,399,907
Commissions and expense allowances on reinsurance ceded	261,567,135	272,299,612	256,447,511
Other income	318,985,731	278,378,446	262,053,879
Total income	582,256,656	552,094,315	519,909,861

Benefits and expenses
Changes to policyholder reserves	(62)	(775)	(601)
Net transfers to Separate Accounts	315,814,292	275,888,822	260,191,294
Insurance expenses and taxes	264,389,553	274,337,664	258,478,274
Total benefits and expenses	580,203,783	550,225,711	518,668,967

Gain from operations before federal income taxes and net realized capital gains (losses)	2,052,873	1,868,604	1,240,894
Federal income taxes (excluding tax on net realized capital gains (losses))	6,593,486	6,881,695	5,372,827
Net loss from operations before net realized capital gains (losses)	(4,540,613)	(5,013,091)	(4,131,933)
Net realized capital gains (losses) net of related taxes	(137,089)	(120,613)	16,429
Net loss	$(4,677,702)	$(5,133,704)	$(4,115,504)

Capital and surplus
Common capital stock at beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Paid-in and contributed surplus at beginning of year	$128,475,343	$125,633,523	$122,936,714
Other adjustments	3,166,814	2,841,820	2,696,809
Paid-in and contributed surplus at end of year	$131,642,157	$128,475,343	$125,633,523

Unassigned deficit and special surplus funds at beginning of year	$(52,879,632)	$(47,116,791)	$(42,530,766)
Net loss	(4,677,702)	(5,133,704)	(4,115,504)
Change in non-admitted assets and related items	(7,712,389)	(7,667,056)	(6,182,924)
Change in net deferred taxes	7,464,304	7,296,105	5,946,235
Change in asset valuation reserve	26,842	25,468	14,003
Other adjustments	(274,483)	(283,654)	(247,835)
Unassigned deficit and special surplus funds at end of year	$(58,053,060)	$(52,879,632)	$(47,116,791)
Total capital and surplus	$76,089,097	$78,095,711	$81,016,732

See accompanying notes.

2

Principal National Life Insurance Company
Statutory-Basis Statements of Cash Flows

	For the year ended December 31,
	2025	2024	2023
Operating activities
Premiums and annuity and other considerations received	$42,420,486	$36,273,334	$30,495,017
Net investment income received	2,722,490	2,947,114	2,900,481
Reinsured benefit payments other than dividends	276,275,414	241,693,624	231,189,367
Insurance expenses and taxes received (paid)	(496,789)	(1,160,663)	6,403,084
Federal income taxes paid	(6,254,040)	(5,722,063)	(8,114,364)
Net transfers for Separate Accounts operations	(316,708,774)	(274,464,871)	(261,679,209)
Net cash provided by (used in) operating activities	(2,041,213)	(433,525)	1,194,376

Investing activities
Bonds sold and matured	1,612,300	3,002,552	266,237
Other investing activities	(26,951)	35,081	1,965
Net cash provided by investing activities	1,585,349	3,037,633	268,202

Financing and miscellaneous activities
Other cash provided (applied)	(317,304)	7,190,880	(1,079,105)
Net cash provided by (used in) financing and miscellaneous activities	(317,304)	7,190,880	(1,079,105)

Net increase (decrease) in cash, cash equivalents and short-term investments	(773,168)	9,794,988	383,473
Cash, cash equivalents and short-term investments at beginning of year	11,082,831	1,287,843	904,370
Cash, cash equivalents and short-term investments at end of year	$1,023,092,663	$11,082,831	$1,287,843

See accompanying notes.

3

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal National Life Insurance Company is a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”), our ultimate parent. We are a life insurance company licensed in 49 states selling traditional term, universal life, variable universal life and indexed universal life insurance products.

Basis of Presentation

Our financial statements have been prepared in conformity with accounting practices and procedures of the National Association ofinsurance Commissioners (“NAIC”) as prescribed or permitted by the State ofiowa.

The Insurance Division of the Department ofinsurance & Financial Services of the State ofiowa (“Iowa Insurance Division”) recognizes only statutory accounting practices prescribed or permitted by the State ofiowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NATC’s Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State ofiowa. The Commissioner oflnsurance of the State oflowa (the “Commissioner”) has the right to permit other specific practices that deviate from the prescribed practices.

The more significant differences between statutory accounting practices and U.S. generally accepted accounting principles (“U.S. GAAP”), are as follows:

Investments in bonds are reported at amortized cost or fair value based on their designation or value from the NAIC for statutory purposes. For U.S. GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in net income for those designated as trading and as a separate component of equity for those designated as available-for-sale.

The costs of acquiring and renewing certain business are charged to net income as incurred for statutory purposes rather than deferred and amortized on a constant level basis over the expected life of the related contracts for U.S. GAAP purposes.

Policy reserves on traditional term life insurance products for statutory purposes are based on prescribed mortality, morbidity, and interest rates. Additionally, policies issued on or after January 1, 2020, use VM-20: Requirements for Principle-Based Reserves for Life Products (“VM-20”) for statutory purposes. The VM-20 net premium reserves are based on prescribed assumptions and the deterministic reserve uses prudent estimate assumptions and interest scenario. These may differ from reserves based on the present value of expected future policy benefit payments less the present value of expected net premiums computed for issue year cohorts using assumptions for mortality, interest, morbidity and lapse used for U.S. GAAP purposes.

Policy reserves on interest sensitive universal life, variable universal life and indexed universal life insurance products for statutory purposes are based on prescribed mortality, morbidity, lapse (for some universal life secondary guarantee reserves) and interest rates. Additionally, policies issued on or after January 1, 2020, use VM-20 principle-based reserves for statutory purposes. The VM-20 net premium reserves are based on prescribed assumptions and the deterministic and stochastic reserves use prudent estimate assumptions and interest/equity scenarios. This differs from the full account values under U.S. GAAP.

Reinsurance amounts are netted against the corresponding policyholder receivable or payable balances for statutory purposes rather than shown as gross amounts on the statements of financial position under U.S. GAAP.

4

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

For statutory purposes, the deferred tax asset (“DTA”), net of any valuation allowance established for the DTA not yet realizable, is limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (“IRS”) tax loss carryback provisions, not to exceed three years, plus (2) the lesser of the remaining gross DTA expected to be realized within three years of the date of the statement of financial position or 15% of capital and surplus excluding any net DTA, electronic data processing equipment and operating software and any net positive goodwill, plus (3) the amount of remaining gross DTA that can be offset against the existing gross deferred tax liability (“DTL”). The remaining DTA is non-admitted. Under U.S. GAAP, a DTA is recorded for the amount of gross DTA expected to be realized in future years, and a valuation allowance is established for the DTA not realizable. All changes in the gross DTA and DTL are recorded directly to unassigned surplus for statutory purposes. Certain changes to the DTA and DTL, including changes in tax rates, are reported directly to net income under U.S. GAAP.

Under a formula determined by the NAIC, we defer in the Interest Maintenance Reserve (“IMR”) the portion ofrealized gains and losses on sales (net of federal income tax) of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortize those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in net income net of federal income taxes and transfers to the IMR for statutory purposes rather than reported in net income in the period the gain or loss occurs under U.S. GAAP.

Declines in the value of investments due to noninterest related risk are provided for through the establishment of an Asset Valuation Reserve (“AVR”), which is carried as a liability. The reserve is determined by an NAIC prescribed formula with changes charged directly to unassigned surplus. The reserve is not recognized for U.S. GAAP.

Certain assets designated as “non-admitted assets” have been charged directly to unassigned surplus for statutory purposes rather than being reported as assets, as applicable, under U.S. GAAP.

For statutory purposes, revenues for universal life, variable universal life and indexed universal life-type policies consist of premiums received. Under U.S. GAAP, revenues consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Amounts received as payments for such contracts are not reported as premium revenue under U.S. GAAP.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, policy and contract liabilities and income taxes.

Accounting Changes

In August 2023, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 26, Bonds, SSAP No. 43, Asset-Backed Securities (“ABS”) and other related SSAPs as part of its principles-based bond project (the “Bond Project”). Under the new bond definition, bonds are classified as either an “issuer credit obligation” (“ICO”) or an ABS. An ICO is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, while an ABS is defined as a bond issued by an entity created primarily to raise capital through debt backed by financial or cash-generating non-financial assets. Following the adoption of these revisions, investments that do not qualify as bonds will no longer be permitted to be reported as bonds on Schedule D, Part 1, with no grandfathering for existing investments that do not meet the revised criteria. The revisions were effective January 1, 2025. The adoption of this guidance did not have a material impact on our financial position and results of operations. Refer to Note 3, Investments, for additional details.

The NAIC adopted INT 23-01 - Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”), in August 2023. INT 23-01 prescribes limited-time, optional, statutory accounting guidance, as an exception to the existing guidance detailed in SSAP No. 7 -Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions that requires non-admittance of net negative IMR.

5

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

INT 23-01 permits reporting entities to admit net negative IMR up to 10% of the reporting entity’s adjusted General Account capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner. The capital and surplus shall be adjusted to exclude any net positive goodwill, electronic data processing (“EDP”) and operating system software, net DTA and admitted net negative IMR. Reporting entities applying this interpretation are also required to have risk-based capital (“RBC”) greater than 300% authorized control level after an adjustment to total adjusted capital that reflects a reduction to remove any net positive goodwill, EDP and operating system software, net DTA and admitted net negative IMR. Reporting entities that admit net negative IMR shall allocate an amount equal to the General Account or Separate Account admitted IMR asset to aggregate write-in for special surplus funds. The provisions within INT 23-01 are permitted as a short-tenn solution until December 31, 2026, and will automatically terminate on January 1, 2027. We implemented the guidance effective September 30, 2023.

Transactions Affecting Comparability

The 2024 cash values and account values in Note 4, Life Reserves, have been updated to reflect the 2025 presentation.

Cash, Cash Equivalents and Short-Term Investments

In connection with the preparation of our statutory-basis statements of cash flows, we consider all highly liquid investments with a maturity of one year or less when purchased to be short-term investments, and all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash includes cash on hand.

Investments

Investments in bonds are reported at amortized cost computed using the constant yield method, or fair value based on their NAIC designation and adjusted for other-than-temporary declines in fair value. Additionally, certain ABS qualify to be reported at fair value as determined by methods identified in the Purposes and Procedures Manual of the NAJC Investment Analysis Office. See Note 9, Fair Value Measurements, for policies related to the determination of fair value. For the ABS included in the bond portfolio, we recognize income using a constant effective yield based on security specific facts that may include expectations of delinquency and default rates, loss severity, prepayment speeds as detennined by external or internal estimates and the expected maturity of the securities. Significant changes in estimated cash flows from the original purchase assumptions are primarily accounted for using the retrospective method for those ABS that are of high credit quality and using the prospective method for those ABS that are not of high credit quality.

Net realized capital gains and losses on the sale of investments are determined using the specific identification basis.

The AYR provides a reserve for noninterest related gains and losses (net of federal income taxes) from investments in bonds with related increases or decreases being recorded directly to unassigned surplus. As of December 31, 2025 and 2024, the AYR was $604,259 and $631,101, respectively.

The IMR primarily defers certain interest-related gains and losses (net of federal income taxes) on fixed income investments, which are amortized into net income over the estimated remaining lives of the investments sold. When in a net deferred interest-related loss position, the IMR is reported as an asset. When in a net deferred interest-related gain position, the IMR is reported as a liability. The General Account admitted negative IMR is included in other assets and the Separate Account admitted negative IMR is included in Separate Account assets in the statements of financial position.

6

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

Our admitted negative IMR associated with the General Account, included in special surplus, was as follows:

December 31, 2025
Net negative (disallowed) IMR	$47,520

Negative (disallowed) IMR admitted	$47,520

Total
Calculated adjusted capital and surplus (1)
a. Prior period General Account capital and surplus from prior period financial statements	$77,845,618
b. Net positive goodwill (admitted)
c. EDP equipment and operating system software (admitted)
d. Net DTAs (admitted)	10,153,779
e. Net negative (disallowed) IMR (admitted)	8,274
f. Adjusted capital and surplus (a-(b+c+d+e))	$67,683,565

Percentage of total net negative IMR admitted in General Account to adjusted capital and surplus	0%

(1)	“Prior period” referenced within the subsequent tables, related to negative IMR admittance is representative of the prior quarter-to-date period of the respective year.

We did not have any allocated gains or losses to IMR from derivatives during 2025.

Fixed income investments generating IMR losses comply with our documented investment management policies and liability management policies. Any deviation from this was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures.

As of December 31, 2024, the IMR liability associated with the General Account was $109,466. As of December 31, 2025 and 2024, we did not have net negative IMR associated with the Separate Accounts.

Other Admitted Assets

Other admitted assets are valued as prescribed by the State of Iowa Insurance Laws.

Reserves for Insurance

The reserves for life policies, developed by actuarial methods, are established and maintained on the basis of mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law or guaranteed policy cash values.

Reserves on substandard policies are calculated based on multiples of valuation mortality tables for substandard table ratings and adjustments to valuation mortality for flat extra substandard ratings, with various interest rates.

As of December 31, 2025 and 2024, we had $2,646,771,844 and $3,090,765,364, respectively, of direct insurance in force for which the gross premiums were less than the net premiums according to the standard valuation set by the State of Iowa.

Deduction of deferred fractional premiums is waived upon death and portions of premium beyond the date of death are refunded. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

7

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

Tabular interest, tabular less actual reserves released and tabular cost have been determined either by formula or the basic data for the calculation of policy reserves, depending on type of coverage.

Recognition of Premium Revenues and Costs

Life insurance premiums are recognized as revenues over the premium-paying period. Commissions and other costs applicable to the acquisition of new and renewal business are charged to net income as incurred.

Reinsurance

We reinsure certain of our risks with an affiliate, Principal Life Insurance Company (“Principal Life”). See Note 2, Related Party Transactions, for additional details. Reinsurance premiums, expenses and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

Separate Accounts

The Separate Account assets and liabilities presented in the financial statements represent the fair market value of funds that are separately administered by us for contracts with equity investments. The contract owner, rather than us, bears the investment risk of these funds. The Separate Account assets are legally insulated and are not subject to claims that arise out of any of our other business. An equivalent amount is reported as Separate Account liabilities, which represents the obligation to return monies to the contract owner. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services.

Separate Account assets and liabilities are disclosed in the aggregate in the statements of financial position. The statements of operations include the net effect of the premiums, increases in reserves, benefits and other items arising from operations of the Separate Accounts.

Income Taxes

We are included in a consolidated federal income tax return filed by PFG. Members of the affiliated group joining the consolidated federal income tax return filed by PFG include the following:

Business Owner Ecosystem, Inc.
Delaware Charter Guarantee & Trust Company
Diversified Dental Services, Inc.
Employers Dental Services, Inc.
Equity FC, Ltd.
First Dental Health
Preferred Product Network, Inc.
Principal Bank
Principal Dental Services, Inc.
Principal Financial Services, Inc.
Principal Funds Distributor, Inc.
Principal Global Investors Trust Company	Principal Innovations, Inc.
Principal Life Insurance Company
Principal National Life Insurance Company
Principal Real Estate Portfolio, Inc.
Principal Reinsurance Company of Delaware
Principal Reinsurance Company of Delaware II
Principal Reinsurance Company of Vermont
Principal Reinsurance Company of Vermont II
Principal Securities, Inc.
Principal Shareholder Services, Inc.
Spectrum Asset Management, Inc.

The method of allocating income taxes and benefits between PFG and certain of its subsidiaries is subject to a written tax sharing agreement, approved by the President of PFG and reviewed and approved by the Iowa Insurance Division pursuant to the Iowa Insurance Holding Company Act. This tax sharing agreement provides for a method of allocation among parties to the agreement based on a pro rata contribution of taxable income or operating losses for U.S. regular corporate income tax purposes. PFG, with which we join as a member of a consolidated federal income tax return, is an “Applicable Corporation”, subject to the corporate alternative minimum tax (“CAMT”) under the Inflation Reduction Act of 2022. The tax sharing agreement allocates the CAMT exclusively to PFS, our direct parent. We do not expect to pay any of the CAMT liability on behalf of our co-obligators and therefore are not required to calculate or recognize CAMT in our current or deferred tax computations.

8

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

2. Related Party

Transactions Reinsurance

We have a reinsurance transaction with Principal Life, an affiliate, and cede 100% of our life insurance business to Principal Life. We also provide reinsurance services for Principal Life. Significant effects of affiliated reinsurance were as follows:

	For the year ended December 31,
Statements of Operations and Capital and Surplus line	2025	2024	2023
Premiums and annuity and other considerations:
Reinsurance assumed	$7,874	$7,690	$8,564
Reinsurance ceded	$1,396,460,424	$1,312,035,132	$1,243,595,720

Benefit payments other than dividends:
Reinsurance ceded	$480,387,456	$461,605,228	$386,598,457

Commissions and expense allowance:
Reinsurance ceded	$261,567,135	$272,299,612	$256,447,511

	December 31,
Statements of Financial Position line	2025	2024
Insurance reserves:
Reinsurance assumed	$16,771	$16,833
Reinsurance ceded	$11,584,558,403	$10,957,173,904

Amounts receivable under reinsurance contract:
Reinsurance ceded	$9,733,473	$9,765,259

Expense Agreements

We have entered into various related party transactions with PFG and other affiliates. During the years ended December 31, 2025, 2024 and 2023, we received $19,356,931, $19,719,213 and $27,280,895, respectively, of expense reimbursements from affiliated entities. We have a management services agreement with Principal Global Investors, LLC and management fees paid were $68,477, $72,422 and $73,487 during 2025, 2024 and 2023, respectively.

Cash Advance Agreement

We are a party to a cash advance agreement with PFS, which allows us to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $20,000,000, with such advanced amounts earning interest at the secured overnight financing rate plus ten basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $20,000,000, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a payable of $7,694,597 and $3,796,020 as of December 31, 2025 and 2024, respectively. During 2025, 2024 and 2023, we earned interest income of$350,418, $288,038 and $277,035 respectively, related to the cash advance agreement.

9

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

Employee Benefit Plans

PFG provides defined benefit pension plan benefits to its employees. We were allocated an appropriate share of the costs associated with these benefits in accordance with an expense allocation agreement. Our allocated share of these benefits was $3,825,902, $4,379,130 and $3,611,783 in 2025, 2024 and 2023, respectively.

PFG provides qualified and non-qualified defined contribution and non-qualified deferred compensation plan benefits to its employees. We were allocated an appropriate share of the costs associated with these benefits in accordance with an expense allocation agreement. Our allocated share of these benefits was $4,107,803, $4,566,852 and $4,068,348 in 2025, 2024 and 2023, respectively.

3. Investments

Investments in bonds are generally held for investment purposes to maturity and, therefore, are carried in the financial statements at amortized cost adjusted for other-than-temporary declines in the fair value of the investment.

Bonds

Effective January I, 2025, the Bond Project did not impact our investments on Schedule D - Part I or Schedule BA. See Note 9, Fair Value Measurements, for policies related to the determination of fair value. The carrying value and fair value of investments in bonds were as follows:

	December 31, 2025
		Gross	Gross
	Book/adjusted	unrealized	unrealized
	carrying value	gains	losses	Fair value
ICO bonds:
U.S. government obligations (exempt from RBC)	$5,186,529	$	$(1,329,498)	$3,857,031
Municipal bonds - special revenue	1,000,000		(198,259)	801,741
Project finance bonds issued by operating entities (unaffiliated)	7,863,438		(1,660,329)	6,203,109
Corporate bonds (unaffiliated)	42,261,951	1,595	(9,154,142)	33,109,404
Single entity backed obligations (unaffiliated)	281,411		(3,176)	278,235
Bonds issued from U.S. Securities and Exchange Commission (“SEC”)-registered business development corps, closed end funds and real estate investment trusts (unaffiliated)	1,000,000		(99,960)	900,040
Total ICO bonds	57,593,329	1,595	(12,445,364)	45,149,560

ABS bonds:
Agency residential mortgage-backed (“RMBS”) - not/partially guaranteed (not exempt from RBC)	986,690		(154,716)	831,974
Non-agency commercial mortgage-backed securities (“CMBS”) (unaffiliated)	4,307,477		(427,308)	3,880,169
Non-agency - collateralized loan obligations/collateralized bond obligations/collateralized debt obligations (unaffiliated)	1,648,419	4,474		1,652,893
Total ABS bonds	6,942,586	4,474	(582,024)	6,365,036

Total bonds	$64,535,915	$6,069	$(13,027,388)	$51,514,596

10

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

	December 31, 2025
	Book/adjusted carrying value	Gross unrealized gains		Gross unrealized losses	Fair value
Bonds:
U.S. governments	$5,195,339	$		$(1,454,323)	$3,741,016
U.S. special revenue	15,179,558			(3,787,360)	11,392,198
Industrial and miscellaneous	45,097,312		7,616	(9,216,708)	35,888,220
Hybrid securities	1,000,000			(14,847)	985,153
Total bonds	$66,472,209		$7,616	$(14,473,238)	$52,006,587

The carrying value and fair value of bonds as of December 31, 2025, by contractual maturity were as follows:

	Carrying value	Fair value
Due in one year or less	$1,999,883	$1,991,072
Due after one year through five years	1,281,411	1,249,285
Due after five years through ten years	5,955,141	5,382,134
Due after ten years through twenty years	9,645,848	7,638,110
Due after twenty years	38,711,046	28,888,959
	57,593,329	45,149,560
Mortgage-backed and other ABS	6,942,586	6,365,036
Total	$64,535,915	$51,514,596

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

We invest in privately placed bonds to enhance the overall value of the portfolio, increase diversification and obtain higher yields than are possible with comparable quality public market bonds. Generally, private placements provide broader access to management information, strengthened negotiated protective covenants, call protection features and, where applicable, a higher level of collateral. They are, however, generally less liquid because of restrictions imposed by federal and state securities laws.

Net Investment Income

Major components of net investment income were as follows:

	For the year ended December 31,
	2025	2024	2023
Bonds	$2,439,146	$2,587,243	$2,646,876
Cash, cash equivalents and short-term investments	42,706	38,397	23,668
Other	353,725	296,131	270,128
Gross investment income	2,835,577	2,921,771	2,940,672
Less: investment expenses	1,139,661	1,513,204	1,540,765
Net investment income	$1,695,916	$1,408,567	$1,399,907

The gross and admitted amount for interest income due and accrued was $596,265 as of December 31, 2025. As of December 31, 2025, no amount was non-admitted.

During 2025, we did not have any aggregate deferred interest or cumulative amounts of paid-in-kind interest included in the current principal balance.

Prepayment Penalties and Acceleration Fees

We did not have any prepayment penalties or acceleration fees during 2025, 2024 and 2023.

11

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

Realized and Unrealized Capital Gains and Losses

Realized capital gains (losses) on investments, net ofIMR, are reflected in net income. Unrealized capital gains (losses) are reflected directly in unassigned surplus when required. During 2025, 2024 and 2023, we did not record any unrealized capital gains (losses) in surplus. The major components of net realized capital gains (losses) on investments reflected in net income were as follows:

	For the year ended December 31,
	2025		2024	2023
Bonds	$		$(296,914)	$
Net capital gains (losses)			(296,914)
Related federal income tax (expense) benefit		(137,089)	(58,261)		16,429
Transferred to IMR			234,562
Net realized capital gains (losses) net of related taxes		$(137,089)	$(120,6132)		$16,429

Proceeds from sales of investments (excluding call and maturity proceeds) in bonds were $0, $702,910 and $0 in 2025, 2024 and 2023, respectively. Gross gains of$0, $0 and $0 and gross losses of$0, $296,914 and $0 in 2025, 2024 and 2023, respectively, were realized on those sales.

We recognize impairment losses for bonds and other assets when declines in value are other-than-temporary. Recoveries on previously impaired assets are primarily recognized at the time of sale. During 2025, 2024 and 2023, we did not record any realized capital losses related to other-than-temporary impairments (“OTTI”). We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below amortized cost, (2) the reasons for the decline in value, (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) our ability and intent to hold the security to maturity or until it recovers in value.

For ABS, we bifurcate our realized gains and losses between credit related and interest related realized losses. We estimate the amount of the credit loss component of an ABS impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate to accrete the security. The cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. We did not recognize any OTTI on the basis of intent to sell ABS during 2025, 2024 and 2023. We did not recognize any OTTI on the basis of inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of ABS during 2025, 2024 and 2023. We had no recorded investments in restructured bonds for which an impairment has been recognized as of December 31, 2025 and 2024.

We accrue interest income on impaired bonds to the extent it is deemed collectible and the bond continues to perform under its original or restructured contractual terms. Interest income on non-perfonning bonds is generally recognized on a cash basis. Interest income on bonds in default that is over 90 days past due and has been deemed collectible is non-admitted. As of December 31, 2025 and 2024, we had no interest overdue beyond 90 days on bonds.

12

Principal National Life Insurance Company
Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

Gross Unrealized Losses on Bonds

For bonds with unrealized losses, including other-than-temporary impairment losses reported in unassigned surplus, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities had been in a continuous unrealized loss position, were as follows:

	December 31, 2025
	Less than twelve months				Greater than or equal to twelve months		Total
	Fair value		Gross unrealized losses		Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
ICO bonds:
U.S. government obligations (exempt from RBC)	$		$		$3,857,031	$1,329,498	$3,857,031	$1,329,498
Municipal bonds - special revenue					801,741	198,259	801,741	198,259
Project finance bonds issued by operating entities (unaffiliated)					6,203,109	1,660,329	6,203,109	1,660,329
Corporate bonds (unaffiliated)		876,984		174,444	31,230,825	8,979,698	32,107,809	9,154,142
Single entity backed obligations (unaffiliated)					278,235	3,176	278,235	3,176
Bonds issued from SEC-registered business development corps, closed end funds and real estate investment trusts (unaffiliated)					900,040	99,960	900,040	99,960
Total ICO bonds		876,984		174,444	43,270,981	12,270,920	44,147,965	12,445,364

ABS bonds:
Agency RMBS - not/partially guaranteed (not exempt from RBC)					831,974	154,716	831,974	154,716
Non-agency CMBS (unaffiliated)					3,880,169	427,308	3,880,169	427,308
Total ABS bonds					4,712,143	582,024	4,712,143	582,024

Total bonds		$876,984		$174,444	$47,983,124	$12,852,944	$48,860,108	$13,027,388

Of the bonds within our portfolio in a gross unrealized loss position, 95% were investment grade (designated NAIC 1 or 2) with an average price of79 (fair value/amortized cost) as of December 31, 2025. As of December 31, 2025, $0 had been recorded as an adjustment to unassigned surplus. Gross unrealized losses in our bond portfolio decreased during the year ended December 31, 2025, primarily due to a decrease in interest rates, which was partially offset by a widening of credit spreads.

For those bonds that had been in a continuous unrealized loss position for less than twelve months, we held 1 bond reflecting an average price of83 as of December 31, 2025. That bond was investment grade (designated NAIC I or 2) as of December 31, 2025, with associated unrealized losses of $174,444.

For those bonds that had been in a continuous unrealized loss position greater than or equal to twelve months, we held 52 bonds reflecting an average price of 79 and an average designation equivalent to an NAIC designation of 2 as of December 31, 2025.

Because we expected to recover our carrying value and it was not our intent to sell the securities with unrealized losses before recovery of the amortized cost, which may be maturity, we did not consider those securities to be other-than-temporarily impaired as of December 31, 2025.

13

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

			December 31, 2024
			Greater than or equal
	Less than twelve months		to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$	$	$3,741,016	$1,454,323	$3,741,016	$1,454,323
U.S. special revenue			11,392, I 98	3,787,360	11,392,198	3,787,360
Industrial and miscellaneous	807,896	187,402	32,073,512	9,029,306	32,881,408	9,216,708
Hybrid securities			985,153	14,847	985,153	14,847
Total fair value and gross unrealized losses reported in the notes to the financial statements	$807,896	$187,402	$48,191,879	$14,285,836	$48,999,775	$14,473,238

Of the bonds within our portfolio in a gross unrealized loss position, 92% were investment grade (designated NAIC 1 or 2) with an average price of 77 (fair value/amortized cost) as of December 31, 2024. As of December 31, 2024, $0 had been recorded as an adjustment to unassigned surplus. Gross unrealized losses in our bond portfolio increased during the year ended December 3I, 2024, primarily due to an increase in interest rates, which was partially offset by a tightening of credit spreads.

For those bonds that had been in a continuous unrealized loss position for less than twelve months, we held l bond reflecting an average price of 81 as of December 31, 2024. That bond was investment grade (designated NAIC I or 2) as of December 31, 2024, with associated unrealized losses of $187,402.

For those bonds that had been in a continuous unrealized loss position greater than or equal to twelve months, we held 53 bonds reflecting an average price of77 and an average designation equivalent to an NAIC designation of2 as of December 3 I, 2024.

As of December 31, 2024, investments in ABS that had unrealized losses which had not been recognized in earnings had a fair value of $6,723,148. Securities in an unrealized loss position for less than twelve months had a fair value of $0 and unrealized losses of $0. Securities in an unrealized loss position for greater than twelve months had a fair value of $6,723,148 and unrealized losses of $1,316,986. These securities were primarily categorized as industrial and miscellaneous.

Because we expected to recover our carrying value and it was not our intent to sell the securities with unrealized losses before recovery of the amortized cost, which may be maturity, we did not consider those securities to be other-than-temporarily impaired as of December 31, 2024.

Restricted Assets

As of December 31, 2025 and 2024, we had admitted assets on deposit with states in the General Account of $4,968,695 and $4,977,135, respectively.

14

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

4.	Life Reserves

The account value, cash value and reserve for life insurance were as follows:

	December 31, 2025
	General Account
	Account	Cash
	value	value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$611,618,148	$444,300,519	$468,779,013
Universal life with secondary guarantees	1,625,165,720	1,234,369,024	5,781,891,950
Indexed universal life	634,195,927	514,035,746	516,283,942
Variable universal life	42,119,149	41,308,296	63,308,756
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	4,654,105,103
Disability - active lives	XXX	XXX	7,480,264
Disability - disabled lives	XXX	XXX	1,933,979
Miscellaneous reserves	XXX	XXX	90,792,167
Total account value, cash value and reserve before reinsurance ceded	2,913,098,944	2,234,013,585	11,584,575,174
Reinsurance ceded	2,913,098,944	2,234,013,585	l l,584,558,403
Net account value, cash value and reserve	$	$	$16,771

	December 31, 2025
	Separate Account - nonguaranteed
	Account	Cash
	value	value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,876,063,356	$1,904,286,090	$1,908,276,942

	December 31, 2024
	General Account
	Account	Cash
	value	value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$570,423,366	$417,932,323	$434,742,351
Universal life with secondary guarantees	1,684,428,292	1,241,174,204	5,432,840,418
Indexed universal life	595,584,789	479,784,426	485,267,983
Variable universal life	40,190,458	39,557,905	59,212,881
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	4,444,161,561
Disability - active lives	XXX	XXX	7,280,134
Disability - disabled lives	XXX	XXX	1,376,150
Miscellaneous reserves	XXX	XXX	92,309,259
Total account value, cash value and reserve before reinsurance ceded	2,890,626,905	2,178,448,858	10,957,190,737
Reinsurance ceded	2,890,626,905	2,178,448,858	10,957,173,904
Net account value, cash value and reserve	$	$	$16,833

	December 31, 2024
	Separate Account - nonguaranteed
	Account	Cash
	value	value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,383,040,733	$1,393,109,992	$1,568,270,002

15

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

A reconciliation of our life reserves of the Life and Accident and Health Annual Statement and the Separate Accounts Annual Statement was as follows:

	December 31, 2025	December 31, 2024
Life and Accident and Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$16,771	$16,833

Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	1,908,276,942	1,568,270,002
Combined total	$1,908,293,713	$1,568,286,835

5. Separate Account

We utilize Separate Accounts to record and account for assets and liabilities for particular lines of business. As of December 3 I, 2025 and 2024, we reported assets and liabilities from variable universal life products in Separate Accounts.

Separate Account assets are accounted for at fair value in accordance with SSAP No. 56, Separate Accounts.

In accordance with the products/transactions recorded within the Separate Accounts, all assets are considered legally insulated from the General Account. As of December 31, 2025 and 2024, our Separate Accounts included legally insulated assets of$1,878,551,247 and $1,384,647,616, respectively.

As of December 31, 2025 and 2024, the General Account had maximum guarantees for the Separate Account liabilities of $1,573,263 and $3,342,656, respectively. The General Account was not compensated for the risk taken during 2025, 2024 or 2023. The General Account did not pay toward Separate Account guarantees during 2025, 2024 or 2023.

16

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

Information regarding our Separate Accounts as of and for the years ended December 31, 2025 and 2024, was as follows:

	December 31, 2025
			Separate Accounts
			with guarantees
			Nonindexed	Nonindexed
			guarantee	guarantee	Nonguaranteed
			less than or	greater	Separate
	Indexed		equal to 4%	than 4%	Accounts	Total
Premiums, considerations or deposits	$		$	$	$393,904,490		$393,904,490

Reserves for Separate Accounts with assets at:
Fair value	$		$	$	$1,908,276,942		$1,908,276,942
Amortized cost
Total reserves	$		$	$	$1,908,276,942		$1,908,276,942

Reserves for Separate Accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment		$-	$-	$-	$-	$
At book value without market value adjustment and with current surrender charge of 5% or more
At fair value					1,908,276,942		1,908,276,942
At book value without market value adjustment and with current surrender charge less than 5%
Subtotal					1,908,276,942		1,908,276,942
Not subject to discretionary withdrawal
Total Separate Account reserves	$		$	$	$1,908,276,942		$1,908,276,942

17

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

	December 31, 2024
			Separate Accounts
			with guarantees
			Nonindexed	Nonindexed
			guarantee	guarantee	Nonguaranteed
			less than or	greater	Separate
	Indexed		equal to 4%	than 4%	Accounts	Total
Premiums, considerations or deposits	$		$	$	$344,783,095		$344,783,095

Reserves for Separate Accounts with assets at:
Fair value	$		$	$	$1,568,270,002		$1,568,270,002
Amortized cost
Total reserves	$		$	$	$1,568,270,002		$1,568,270,002

Reserves for Separate Accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment		$-	$-	$-	$-	$
At book value without market value adjustment and with current surrender charge of 5% or more
At fair value					1,568,270,002		1,568,270,002
At book value without market value adjustment and with current surrender charge less than 5%
Subtotal					1,568,270,002		1,568,270,002
Not subject to discretionary withdrawal
Total Separate Account reserves	$		$	$	$1,568,270,002		$1,568,270,002

A reconciliation of the amounts transferred to and from the Separate Accounts is presented below:

	For the year ended December 31,
	2025	2024	2023
Transfers as reported in the summary of operations of the
Separate Accounts Annual Statement:
Transfers to Separate Accounts	$394,113,922	$344,784,712	$299,164,140
Transfers from Separate Accounts	(231,313,665)	10,119,225	24,493,101
Net transfers to Separate Accounts	162,800,257	354,903,937	323,657,241

Reconciling adjustments:
Transfers for cost of insurance and other reconciling items	153,014,035	(79,015,115)	(63,465,947)
Net transfers to Separate Accounts as reported in the statements of operations and capital and surplus	$315,814,292	$275,888,822	$260,191,294

18

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

6.	Federal Income Taxes

Net Deferred Income Taxes

The components of the net DTA and DTL were as follows:

	December 31, 2025
	Ordinary	Capital	Total
Gross DTA	$76,956,723	$	$76,956,723
Statutory valuation allowance adjustments
Adjusted gross DTA	76,956,723		76,956,723
DTA non-admitted	66,389,106		66,389,106
Subtotal net admitted DTA	10,567,617		10,567,617
DTL	642,952		642,952
Net admitted DTA	$9,924,665	$	$9,924,665

	December 31, 2024
	Ordinary	Capital	Total
Gross DTA	$69,279,836	$	$69,279,836
Statutory valuation allowance adjustments
Adjusted gross DTA	69,279,836		69,279,836
DTA non-admitted	58,663,070		58,663,070
Subtotal net admitted DTA	10,616,766		10,616,766
DTL	430,369		430,369
Net admitted DTA	$10,186,397	$	$10,186,397

	Change
	Ordinary	Capital	Total
Gross DTA	$7,676,887	$	$7,676,887
Statutory valuation allowance adjustments
Adjusted gross DTA	7,676,887		7,676,887
DTA non-admitted	7,726,036		7,726,036
Subtotal net admitted DTA	(49,149)		(49,149)
DTL	212,583		212,583
Net admitted DTA	$(261,732)	$	$(261,732)

OTA Admissibility

The admission calculation components were as follows:

			December 31, 2025
			Ordinary		Capital		Total
a.	Federal income taxes paid in prior years recoverable through loss carrybacks		$		$		$
b.	Adjusted gross DTA expected to be realized (excluding the amount of DTA from a. above) after application of the threshold limitation (The lesser of b.i. and b.ii. below)			9,924,665				9,924,665
	i.	Adjusted gross DTA expected to be realized following the balance sheet date		21,046,254				21,046,254
	ii.	Adjusted gross DTA allowed per limitation threshold		XXX		XXX		9,924,665
C.	Adjusted gross DTA (excluding the amount of DTA from a. and b. above) offset by gross DTL			642,952				642,952
DTA admitted				$10,567,617	$			$10,567,617

19

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

			December 31, 2024
			Ordinary		Capital		Total
a.	Federal income taxes paid in prior years recoverable through loss carrybacks		$		$		$
b.	Adjusted gross DTA expected to be realized (excluding the amount ofDTA from a. above) after application of the threshold limitation (The lesser ofb.i. and b.ii. below)			10,186,397				10,186,397
	i.	Adjusted gross DTA expected to be realized following the balance sheet date		19,492,648				19,492,648
	ii.	Adjusted gross DTA allowed per limitation threshold		XXX		XXX		10,186,397
C.	Adjusted gross DTA (excluding the amount ofDTA from a. and b. above) offset by gross DTL			430,369				430,369
DTA admitted				$10,616,766	$			$10,616,766

			Change
			Ordinary		Capital		Total

a.	Federal income taxes paid in prior years recoverable through loss carrybacks		$		$		$
b.	Adjusted gross DTA expected to be realized (excluding the amount of DTA from a. above) after application of the threshold limitation (The lesser of b.i. and b.ii. below)			(261,732)				(261,732)
	i.	Adjusted gross DTA expected to be realized following the balance sheet date		1,553,606				1,553,606
	ii.	Adjusted gross DTA allowed per limitation threshold		XXX		XXX		(261,732)
C.	Adjusted gross DTA (excluding the amount of DTA from a. and b. above) offset by gross DTL			212,583				212,583
DTA admitted			$	{49,1492	$			$(49,149)

Threshold Limitation

	December 31,
	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	602%	640%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$66,164,432	$67,909,314

Impacts of Tax-Planning Strategies

The impacts of tax-planning strategies were as follows:

	December 31, 2025
	Ordinary	Capital
Determination of adjusted gross DTA and net admitted DTA by tax character as a percentage
Adjusted gross DTA amount	$76,956,723	$

Percentage of adjusted gross DTA by tax character attributable to the impact of tax planning strategies	-%		-%

Net admitted adjusted gross DTA amount	$10,567,617	$

Percentage of net admitted adjusted gross DTA by tax character admitted because of the impact of tax planning strategies	-%		-%

20

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

	December 31, 2024
	Ordinary	Capital
Determination of adjusted gross DTA and net admitted DTA by tax character as a percentage
Adjusted gross DTA amount	$69,279,836	$

Percentage of adjusted gross DTA by tax character attributable to the impact of tax planning strategies	—%		—%

Net admitted adjusted gross DTA amount	$10,616,766	$

Percentage of net admitted adjusted gross DTA by tax character admitted because of the impact of tax planning strategies	—%		—%

	Change
	Ordinary	Capital
Determination of adjusted gross DTA and net admitted DTA by tax character as a percentage
Adjusted gross DTA amount	$7,676,887	$

Percentage of adjusted gross DTA by tax character attributable to the impact of tax planning strategies	—%		—%

Net admitted adjusted gross DTA amount	$(49,149)	$

Percentage of net admitted adjusted gross DTA by tax character admitted because of the impact of tax planning strategies	—%		—%

As of December 31, 2025 and 2024, our tax planning strategies did not include the use of reinsurance.

As of December 31, 2025 and 2024, we had no temporary differences for which a DTL was not recognized.

Income Taxes Incurred

Current income taxes incurred consists of the following major components:

	For the year ended December 31,
	2025	2024	2023
Federal	$6,593,486	$6,881,695	$5,372,827
Foreign
Subtotal	6,593,486	6,881,695	5,372,827
Federal income tax expense (benefit) on net capital gains	137,089	58,261	(16,429)
Other
Federal and foreign income taxes incurred	$6,730,575	$6,939,956	$5,356,398

21

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

OTA and DTL Components

The main components of the DTA and DTL were as follows:

	December 31,
	2025	2024	Change
DTA:
Ordinary:
Deferred acquisition costs	$75,715,737	$68,241,689	$7,474,048
Investments	165,922	30,048	135,874
Other	1,075,064	1,008,099	66,965
Gross ordinary DTA	76,956,723	69,279,836	7,676,887
Non-admitted ordinary DTA	66,389,106	58,663,070	7,726,036
Admitted ordinary DTA	10,567,617	10,616,766	(49,149)

DTL:
Ordinary:
Policyholder reserves	521,636	333,817	187,819
Other	121,316	96,552	24,764
Total ordinary DTL	642,952	430,369	212,583
Net admitted DTA	$9,924,665	$10,186,397	$(261,732)

Rate Reconciliation

Our provision for income taxes may not have the customary relationship of taxes to income. The differences between the prevailing U.S. corporate income tax rate of 21% and the effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions.

Our income taxes incurred and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 21% to pre-tax net income for the following reasons:

	For the year ended December 31,
	2025	2024	2023
Income before federal income taxes	$2,052,873	$1,571,690	$1,240,894

Expected federal income tax expense	$431,103	$330,055	$260,588
Dividends received deduction	(727,487)	(434,228)	(444,035)
Foreign tax credits	(245,377)	(177,473)	(95,420)
Share-based compensation	(197,667)	(191,234)	(306,134)
Exclude IMR amortization	(32,967)	(46,493)	(64,695)
Reserve basis and other surplus adjustments		113,636
Disallowed expenses	35,735	46,872	32,432
Change in non-admitted assets	2,866	2,111	2,045
Other	65	605	25,382
Total income tax benefit and change in net deferred taxes	$(733,729)	$(356,149)	$(589,837)

Current income taxes incurred	$6,730,575	$6,939,956	$5,356,398
Change in net DTA, before impact of non-admitting any DTA	(7,464,304)	(7,296,105)	(5,946,235)
Total income tax benefit and change in net deferred taxes	$(733,729)	$(356,149)	$(589,837)

Tax Carryforwards

As of December 31, 2025 and 2024, we did not have any operating loss carryforwards, capital loss carryforwards or tax credit carryforwards.

22

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

The following income taxes were incurred in the current and prior years that will be available for recoupment in the event of future capital losses:

2025	$137,089
2024	58,553
2023	9,116

Tax Loss Contingencies and Other Tax Disclosures

As of December 31, 2025, we did not have any federal or foreign income tax loss contingencies.

On July 4, 2025, the United States enacted Public Law 119-2 I. The accounting consequences of a change in tax law are required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change in valuation allowance is necessary. We have evaluated the provisions of Public Law 119-21 and incorporated the effects into our 2025 financial statements, which were not material. We will continue to monitor developments related to the legislation and assess any future impacts as additional guidance becomes available.

We do not believe there is a reasonable possibility the total amount of the tax loss contingencies will significantly increase or decrease in the next twelve months considering recent settlements and the status of current and pending IRS examinations. The U.S. federal statute of limitations has expired for tax years prior to 2015. The IRS is currently auditing the U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in tax loss contingencies, but the outcome of tax reviews is uncertain and unforeseen results can occur. We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

We recognize interest related to tax loss contingencies in income tax expense. Penalties related to tax loss contingencies are reported in operating expenses. As of December 31, 2025 and 2024, we did not recognize accumulated pre-tax interest and penalties related to tax loss contingencies.

We do not have any deposits under Internal Revenue Code Section 6603.

We were not subject to the repatriation transition tax as of December 31, 2025 and 2024.

7.	Capital and Surplus

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be detennined based on the various risk factors related to it. As of December 31, 2025 and 2024, we met the minimum RBC requirements.

Under Iowa law, we may pay dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay stockholder dividends or make any other distribution if such dividends or distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our policyholder surplus as of the previous year end excluding admitted disallowed IMR or (ii) the net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2025 statutory results, we cannot pay dividends in 2026 without exceeding the statutory limitation.

We did not pay any dividends during 2025, 2024 or 2023.

The expenses related to stock-based compensation issued by PFG are allocated to certain subsidiaries. The allocation is not settled in cash and, therefore, is reported in capital and surplus. Our allocation of stock-based compensation was $3,166,814, $2,841,820 and $2,696,809 for the years ended December 31, 2025, 2024 and 2023, respectively.

23

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

8.	Contingencies and Assessments

Contingencies

We are not aware of any material contingencies. It is possible we could be involved in legal and regulatory actions in the ordinary course of business. The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could result in losses or require us to establish accruals.

Assessments

We have an ongoing reserve to cover an estimated future guaranty fund liability for retrospective-premium-based guaranty fund assessments. Assessments for a given insolvency may take place over several years. Future premium tax offsets related to those assessments can also take place over several years depending on each state’s statute; however, generally the recoveries take place over 5 years. No asset impairments for future premium tax offsets have occurred and none are anticipated.

The following year-to-date recognized balance of total projected future assessments not yet paid as of December 31, 2025, includes recognized assets for future premium tax offsets related to those assessments:

	2025	2024
Amount eligible for future premium tax offset	$741,962	$858,980
Amount not eligible for future premium tax offset	126,563	175,743
Total projected future assessments	$868,525	$1,034,723

We have also received information from the National Organization of Life and Health Guaranty Associations of a potential risk related to a company currently in pre-liquidation, which may result in future retrospective-premium-based guaranty fund assessments. A liability has not been recognized for this pre-liquidation company as it does not warrant accrual under current statutory guidance.

Following is a reconciliation of recognized assets for future premium tax offsets or policy surcharges:

	2025	2024
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,494,493	$1,111,345
Premium tax offset paid	68,765	620,294
Premium tax offset accrued	(117,019)	(237,146)
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,446,239	$1,494,493

9. Fair Value

Measurements Valuation

Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

●	Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
●	Level 2 - Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
●	Level 3 - Fair values are based on at least one significant unobservable input for the asset or liability.

24

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

Assets and Liabilities Measured at Fair Value

Assets measured at fair value are summarized below:

	December 31, 2025

	Level 1	Level 2	Level 3	Total
Separate Account assets	$1,707,060,886	$171,490,361	$	$1,878,551,247

	December 31, 2024
	Level 1	Level 2	Level 3	Total
Separate Account assets	$1,269,890,129	$114,757,487	$	$1,384,647,616

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets measured at fair value or disclosed at fair value. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2025.

Bonds

Bonds, including ABS, are measured and reported at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value.

Additionally, certain ABS qualify to be reported at fair value as determined by methods identified in the Purposes and Procedures Manual of the NAJC Investment Analysis Office.

When available, the fair value of bonds is based on quoted prices of identical assets in active markets. These are reflected in Level land primarily include U.S. Treasury bonds. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confinn they are utilizing observable market infonnation. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Bonds with validated prices from pricing services, which includes the majority of our public bonds, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, designation and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

The primary inputs for valuations of the majority of our Level 2 bonds include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, designation and average life of the issuance. For ABS, inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for residential mortgage-backed securities, prepayment speed assumptions. Other inputs include market indices and recently executed transactions.

25

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)

December 31, 2025

If we are unable to price a bond using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include bonds across all asset classes.

Cash

The carrying amount of cash disclosed at fair value approximates its fair value, which is reflected in Level I given the nature of cash.

Separate Account Assets

Separate Account assets are measured and reported at fair value. These assets include common stocks, cash and cash equivalents. The fair value of cash is determined as previously described and reflected in Level 1. Fair values of unaffiliated common stock are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. Fair values of cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available for cash equivalents, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Transfers

We did not have any transfers into or out of Level 3 during 2025, 2024 and 2023.

Financial Instruments Disclosed at Fair Value

We use fair value measurements to record fair value of certain assets and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

The carrying value and estimated fair value of financial instruments were as follows:

	December 31, 2025

	Aggregate
	fair	Admitted
	value	assets	Level 1	Level 2	Level3
Bonds:
ICO	$45,149,560	$57,593,329	$3,857,031	$39,615,705	$1,676,824
ABS	6,365,036	6,942,586		6,365,036
Cash	10,309,663	10,309,663	10,309,663
Separate Account assets	1,878,551,247	1,878,551,247	1,707,060,886	171,490,361

	December 31, 2024

	Aggregate
	fair	Admitted
	value	assets	Level I	Level 2	Level 3
Bonds	$52,006,587	$66,472,209	$3,741,016	$46,583,330	$1,682,241
Cash	11,082,831	11,082,831	11,082,831
Separate Account assets	1,384,647,616	1,384,647,616	1,269,890,129	114,757,487

26

Principal National Life Insurance Company

Notes to Statutory-Basis Financial Statements - (continued)
December 31, 2025

10. Subsequent Events

We have evaluated subsequent events through April 9, 2026, which was the date our statutory-basis financial statements were available to be issued. On March 27, 2026, we received a $4,000,000 capital contribution from PFS.

27

Consolidated Financial Statements

Principal Life Insurance Company

Years Ended December 31, 2025, 2024 and 2023

Consolidated Financial Statements

Years Ended December 31, 2025, 2024 and 2023

Contents

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of Principal Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Liability for future policy benefits and claims
Description of the Matter

At December 31, 2025, future policy benefits and claims related to traditional and limited payment long-duration contracts totaled $47.4 billion.

The future policy benefits liability related to these products is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 11, there is uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates, and lapse termination rates.

Auditing the valuation of future policy benefits liabilities related to these products was complex and required the involvement of our actuarial specialist due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future policy benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future policy benefits liability estimation processes, including among others, controls related to the review and approval processes that management has in place for the assumptions used in the valuation of the future policy benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, industry data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1967.

Des Moines, Iowa

March 26, 2026

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2025	2024
	(in millions)
Assets
Fixed maturities, available-for-sale (1)	$70,292.3	$65,260.4
Fixed maturities, trading (2025 and 2024 include $34.7 million and $74.7 million related to consolidated variable interest entities)	1,020.5	890.7
Equity securities	548.9	804.6
Mortgage loans (2025 and 2024 include $726.5 million and $944.5 million related to consolidated variable interest entities and $0.0 million and $140.6 million measured at fair value under the fair value option)	20,096.4	19,657.9
Real estate (2025 and 2024 include $819.4 million and $781.8 million related to consolidated variable interest entities)	2,408.4	2,463.7
Policy loans	850.5	852.4
Other investments (2025 and 2024 include $186.7 million and $149.6 million related to consolidated variable interest entities and $167.1 million and $129.0 million measured at fair value under the fair value option)	6,726.5	5,274.9
Total investments	101,943.5	95,204.6
Cash and cash equivalents (2025 and 2024 include $65.5 million and $58.0 million related to consolidated variable interest entities)	3,430.6	3,327.4
Accrued investment income (2025 and 2024 include $34.0 million and $11.9 million related to consolidated variable interest entities)	857.2	817.0
Reinsurance recoverable and deposit receivable	23,886.8	23,596.3
Premiums due and other receivables	3,933.0	3,883.2
Deferred acquisition costs	3,940.7	3,925.3
Market risk benefit asset	197.1	199.5
Property and equipment	592.7	639.4
Goodwill	59.5	59.5
Other intangibles	25.8	26.7
Separate account assets	149,968.5	138,860.2
Other assets	537.0	505.8
Total assets	$289,372.4	$271,044.9
Liabilities
Contractholder funds	$45,298.2	$43,008.5
Future policy benefits and claims	47,395.8	44,303.3
Market risk benefit liability	66.9	62.1
Other policyholder funds	940.6	961.0
Short-term debt (2025 and 2024 include $0.0 million and $119.0 million related to consolidated variable interest entities)	—	119.0
Long-term debt	2.9	24.7
Deferred income taxes	1,695.7	1,622.4
Separate account liabilities	149,968.5	138,860.2
Funds withheld payable	22,910.0	22,497.9
Other liabilities (2025 and 2024 include $53.0 million and $89.3 million related to consolidated variable interest entities)	11,791.8	10,882.2
Total liabilities	280,070.4	262,341.3

Redeemable noncontrolling interest	—	5.0

Stockholder’s equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 2,500,000 shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,311.4	6,316.9
Retained earnings	4,973.0	5,265.6
Accumulated other comprehensive loss	(1,994.1)	(2,891.4)
Total stockholder's equity attributable to Principal Life Insurance Company	9,292.8	8,693.6
Noncontrolling interest	9.2	5.0
Total stockholder's equity	9,302.0	8,698.6
Total liabilities and stockholder's equity	$289,372.4	$271,044.9

(1) See Note 5, Investments, for further details relating to the amortized cost of fixed maturities, available-for-sale.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenues
Premiums and other considerations	$5,786.9	$6,091.2	$6,396.7
Fees and other revenues	2,354.2	2,334.0	2,204.7
Net investment income	3,730.0	3,534.4	3,285.5
Net realized capital losses (1)	(54.3)	(152.2)	(154.7)
Net realized capital gains on funds withheld assets (1)	29.4	86.0	161.8
Change in fair value of funds withheld embedded derivative	(473.4)	579.9	(1,326.7)
Total revenues	11,372.8	12,473.3	10,567.3
Expenses
Benefits, claims and settlement expenses	7,128.4	6,832.4	7,226.2
Liability for future policy benefits remeasurement (gain) loss	48.5	661.2	(52.5)
Market risk benefit remeasurement loss	63.1	50.6	33.7
Dividends to policyholders	91.7	99.9	89.2
Operating expenses	3,242.6	3,236.0	3,121.5
Total expenses	10,574.3	10,880.1	10,418.1
Income before income taxes	798.5	1,593.2	149.2
Income taxes (benefits)	31.7	224.3	(87.4)
Net income	766.8	1,368.9	236.6
Net income attributable to noncontrolling interest	0.8	12.0	19.6
Net income attributable to Principal Life Insurance Company	$766.0	$1,356.9	$217.0

(1) Includes realized and unrealized gains (losses). See Note 5, Investments, for further details.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net income	$766.8	$1,368.9	$236.6
Other comprehensive income, net:
Net unrealized gains (losses) on available-for-sale securities	1,435.4	(679.2)	1,909.3
Net unrealized gains (losses) on derivative instruments	(83.8)	53.9	(41.8)
Liability for future policy benefits discount rate remeasurement gain (loss)	(458.4)	868.6	(392.2)
Market risk benefit nonperformance risk remeasurement gain (loss)	1.6	(8.9)	(31.1)
Net unrecognized postretirement benefit obligation	2.5	2.9	1.8
Other comprehensive income	897.3	237.3	1,446.0
Comprehensive income	1,664.1	1,606.2	1,682.6
Comprehensive income attributable to noncontrolling interest	0.8	12.0	19.6
Comprehensive income attributable to Principal Life Insurance Company	$1,663.3	$1,594.2	$1,663.0

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	loss	interest	equity
	(in millions)
Balances as of January 1, 2023	$2.5	$6,331.1	$5,907.7	$(4,574.7)	$3.8	$7,670.4
Capital distributions to parent	—	(39.0)	—	—	—	(39.0)
Stock-based compensation	—	27.9	(2.7)	—	—	25.2
Dividends to parent	—	—	(1,200.0)	—	—	(1,200.0)
Distributions to noncontrolling interest	—	—	—	—	(23.2)	(23.2)
Contributions from noncontrolling interest	—	—	—	—	7.6	7.6
Net income	—	—	217.0	—	19.6	236.6
Other comprehensive income	—	—	—	1,446.0	—	1,446.0
Balances as of December 31, 2023	2.5	6,320.0	4,922.0	(3,128.7)	7.8	8,123.6
Capital distributions to parent	—	(35.4)	—	—	—	(35.4)
Stock-based compensation	—	32.3	(3.3)	—	—	29.0
Dividends to parent	—	—	(1,010.0)	—	—	(1,010.0)
Distributions to noncontrolling interest	—	—	—	—	(18.7)	(18.7)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Noncontrolling interest of deconsolidated entities	—	—	—	—	(3.0)	(3.0)
Net income	—	—	1,356.9	—	11.6	1,368.5
Other comprehensive income	—	—	—	237.3	—	237.3
Balances as of December 31, 2024	2.5	6,316.9	5,265.6	(2,891.4)	5.0	8,698.6
Capital distributions to parent	—	(43.0)	—	—	—	(43.0)
Stock-based compensation	—	37.5	(3.6)	—	—	33.9
Dividends to parent	—	—	(1,055.0)	—	—	(1,055.0)
Distributions to noncontrolling interest	—	—	—	—	(1.6)	(1.6)
Contributions from noncontrolling interest	—	—	—	—	5.2	5.2
Net income	—	—	766.0	—	0.6	766.6
Other comprehensive income	—	—	—	897.3	—	897.3
Balances as of December 31, 2025	$2.5	$6,311.4	$4,973.0	$(1,994.1)	$9.2	$9,302.0

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Operating activities
Net income	$766.8	$1,368.9	$236.6
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized capital losses	54.3	152.2	154.7
Net realized capital gains on funds withheld assets	(29.4)	(86.0)	(161.8)
Change in fair value of funds withheld embedded derivative	473.4	(579.9)	1,326.7
Depreciation and amortization expense	134.6	145.0	151.2
Amortization of deferred acquisition costs and contract costs	395.4	395.0	396.3
Additions to deferred acquisition costs and contract costs	(414.2)	(396.7)	(384.9)
Amortization of reinsurance loss	106.6	642.3	20.4
Market risk benefit remeasurement loss	63.1	50.6	33.7
Stock-based compensation	33.9	29.0	25.1
Income from equity method investments, net of dividends received	(140.4)	(33.2)	(27.5)
Changes in:
Accrued investment income	(41.2)	(43.0)	(45.5)
Net cash flows for trading securities and equity securities with operating intent	(197.2)	(8.8)	(60.0)
Premiums due and other receivables	(116.3)	4.4	(205.8)
Contractholder and policyholder liabilities and dividends	3,005.5	3,028.5	3,513.3
Current and deferred income taxes (benefits)	(197.5)	95.2	(191.2)
Real estate acquired through operating activities	(4.2)	(82.4)	(130.8)
Real estate sold through operating activities	—	130.3	164.8
Funds withheld, net of reinsurance recoverable and deposit receivable	8.9	(96.2)	(338.3)
Other assets and liabilities	206.2	(154.6)	176.1
Other	233.6	219.8	255.9
Net adjustments	3,575.1	3,411.5	4,672.4
Net cash provided by operating activities	4,341.9	4,780.4	4,909.0
Investing activities
Fixed maturities available-for-sale and equity securities with intent to hold:
Purchases	(15,233.2)	(14,221.2)	(10,704.4)
Sales	4,241.7	2,952.1	4,871.3
Maturities	7,758.5	7,134.2	4,957.2
Mortgage loans acquired or originated	(3,815.1)	(2,415.8)	(1,998.7)
Mortgage loans sold or repaid	3,154.3	1,802.2	2,011.4
Real estate acquired	(135.5)	(167.8)	(187.5)
Real estate sold	201.0	125.8	130.8
Net purchases of property and equipment	(55.7)	(43.3)	(41.1)
Purchase of business or interests in subsidiaries, net of cash acquired	—	(27.1)	—
Net change in other investments	(689.1)	(740.8)	(781.8)
Net cash used in investing activities	(4,573.1)	(5,601.7)	(1,742.8)
Financing activities
Payments for financing element derivatives	(41.9)	(43.1)	(42.1)
Dividends paid to parent	(1,055.0)	(1,010.0)	(1,200.0)
Distributions to parent	(43.0)	(35.4)	(39.0)
Issuance of long-term debt	—	21.8	—
Principal repayments of long-term debt	(0.1)	(0.1)	(64.0)
Net proceeds from short-term borrowings	—	119.0	—
Investment contract deposits	11,488.3	11,745.4	8,152.2
Investment contract withdrawals	(10,456.8)	(10,858.5)	(9,326.3)
Net increase (decrease) in banking operation deposits	442.8	571.2	(338.6)
Other	0.1	0.4	0.3
Net cash provided by (used in) financing activities	334.4	510.7	(2,857.5)
Net increase (decrease) in cash and cash equivalents	103.2	(310.6)	308.7
Cash and cash equivalents at beginning of period	3,327.4	3,638.0	3,329.3
Cash and cash equivalents at end of period	$3,430.6	$3,327.4	$3,638.0
Supplemental information:
Cash paid for interest	$0.3	$0.1	$1.3
Cash paid for income taxes (1)	173.9	70.9	63.1

Supplemental disclosure of non-cash activities:
Assets received in kind from pension risk transfer transactions	$152.7	$405.0	$—
Changes resulting from deconsolidation of an investment:
Decrease in mortgage loans	(140.6)	—	—
Decrease in short-term debt	54.0	—	—
Decrease in long-term debt	86.7	—	—
Asset changes resulting from deconsolidation of residential whole loan securitizations:
Decrease in mortgage loans	—	—	(389.7)
Increase in fixed maturities, available-for-sale	—	—	286.2
Increase in fixed maturities, trading	—	—	10.8

(1) See Note 15, Income Taxes, for further details.

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Uncertainties may impact our business, results of operations, financial condition and liquidity. See “Use of Estimates in the Preparation of Financial Statements” for additional details. Our estimates and assumptions could change in the future. Our results of operations and financial condition may also be impacted by other uncertainties including evolving regulatory, legislative and standard-setter accounting interpretations and guidance.

Certain reclassifications have been made to prior periods to conform to the current presentation of our policyholder account balance disclosures, which have been revised to enhance transparency regarding indexed crediting impacts and their relationship to embedded derivative and host contract adjustments. See Note 10, Contractholder Funds.

We evaluated subsequent events through March 26, 2026, which was the date our consolidated financial statements were issued.

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 4, Variable Interest Entities.

If an entity is not a VIE, it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Accounting for government grants received by a business entity This authoritative guidance provides specific guidance related to the recognition, measurement and presentation of government grants.	January 1, 2029	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Accounting for internal-use software

This authoritative guidance aligns the accounting for internal-use software with the method used to develop the software, which will lead to consistency in determining when software capitalization should begin.

	January 1, 2028	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Disaggregation of income statement expenses

This authoritative guidance expands the disclosures about a public entity’s expenses and addresses requests for more granular information about the types of expenses in commonly presented expense categories.

	December 31, 2027	We are currently evaluating the impact this guidance will have on our notes to the consolidated financial statements.

Credit losses on purchased loans

This authoritative guidance expands application of the gross up method for credit losses from purchased financial assets with credit deterioration to certain acquired loans categorized as purchased seasoned loans.

	January 1, 2027	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Hedge accounting improvements

This authoritative guidance aims to more closely align financial reporting with the economics of an entity’s risk management activities by expanding and refining the hedge accounting guidance in five key areas:

1.      Similar risk assessment for cash flow hedges

2.      Hedging forecasted interest payments on choose-your-rate debt

3.      Cash flow hedges of non-financial forecasted transactions

4.      Net written options as hedging instruments

5.      Dual hedges

	January 1, 2027	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Standards adopted:
Improvements to income tax disclosures This authoritative guidance provides improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.	December 31, 2025	The enhanced disclosures can be found in Note 15, Income Taxes.

Improvements to reportable segments disclosures

This authoritative guidance enhances the disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

	December 31, 2024	The enhanced disclosures can be found in Note 21, Segment Information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Targeted improvements to the accounting for long-duration insurance contracts

This authoritative guidance updated certain requirements in the accounting for long-duration insurance and annuity contracts.

1.    The assumptions used to calculate the liability for future policy benefits on traditional and limited-payment contracts are reviewed and updated periodically. Cash flow assumptions are reviewed at least annually and updated when necessary with the impact recognized in net income. Discount rate assumptions are prescribed as the current upper-medium grade (low credit risk) fixed income instrument yield and are updated quarterly with the impact recognized in other comprehensive income (“OCI”).

2.    Market risk benefits (“MRBs”), which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI.

3.    Deferred acquisition costs (“DAC”) and other actuarial balances for all insurance and annuity contracts are amortized on a constant basis over the expected term of the related contracts.

4.    Additional disclosures are required, including disaggregated rollforwards of significant insurance liabilities and other account balances as well as disclosures about significant inputs, judgments, assumptions and methods used in measurement.

The guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC was applied on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented (January 1, 2021, also referred to as the transition date) based on their existing carrying amounts. An entity could elect to apply the changes retrospectively. The guidance for MRBs was applied retrospectively.

January 1, 2023

This guidance changed how we account for many of our insurance and annuity products.

The additional disclosure requirements can be found in the following notes:

●     Note 8, Deferred Acquisition Costs and Other Actuarial Balances

●     Note 9, Separate Account Balances

●     Note 10, Contractholder Funds

●     Note 11, Future Policy Benefits and Claims

●     Note 12, Market Risk Benefits

Troubled debt restructurings and vintage disclosures

This authoritative guidance eliminated the accounting requirements for troubled debt restructurings (“TDRs”) by creditors and enhanced the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. The update required entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases. The amendments in this update were applied prospectively, except for the transition method related to the recognition and measurement of TDRs, for which an entity had the option to apply a modified retrospective transition method. Early adoption was permitted.

	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Targeted improvements to accounting for hedging activities – portfolio layer method

This authoritative guidance is intended to further align the economics of a company’s risk management activities in its financial statements with hedge accounting requirements. The guidance expanded the current single-layer method to allow multiple hedge layers of a single closed portfolio. Non-prepayable assets can also be included in the same portfolio. This guidance also clarified the current guidance on accounting for fair value basis adjustments applicable to both a single hedged layer and multiple hedged layers. Upon adoption, the application of these hedge strategies was applied prospectively. Early adoption was permitted.

	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.

Facilitation of the effects of reference rate reform on financial reporting

This authoritative guidance provided optional expedients and exceptions for contracts and hedging relationships affected by reference rate reform. An entity could elect not to apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. Also, an entity could apply optional expedients to continue hedge accounting for hedging relationships in which the critical terms changed due to reference rate reform. This guidance eased the financial reporting impacts of reference rate reform on contracts and hedging relationships and was effective until December 31, 2022. A subsequent amendment issued in December 2022 extended the relief date from December 31, 2022, to December 31, 2024, and was effective upon issuance.

	March 12, 2020	We adopted the guidance upon issuance prospectively and elected the applicable optional expedients and exceptions for contracts and hedging relationships impacted by reference rate reform through December 31, 2024. The guidance did not have an impact on our consolidated financial statements upon adoption.

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

Long-Duration Insurance Contracts Disclosures

We include disaggregated rollforwards for DAC, the unearned revenue liability, separate account liabilities, policyholder account balances, the liability for future policy benefits, the additional liability for certain benefit features and MRBs. Further, for certain actuarial balances, disclosures are required for the significant inputs, judgments, assumptions and methods used in measurement, including changes in those inputs, judgments and assumptions, and the effect of those changes on measurement.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Amounts from different reportable segments cannot be aggregated for disclosures. Factors to consider in determining the level of aggregation for disclosures include the type of coverage, geography and market or type of customer. We have identified the following levels of aggregation for long-duration insurance contract disclosures.

●	Retirement and Income Solutions:

○	Workplace savings and retirement solutions – Group annuity contracts offered to the plan sponsors of defined contribution plans or defined benefit plans

○	Individual variable annuities – Variable deferred annuities and registered index-linked annuities (“RILAs”) offered to individuals for both qualified and nonqualified retirement savings

○	Pension risk transfer – Single premium group annuities offered to pension plan sponsors and other institutions

○	Individual fixed deferred annuities – An exited business that offered single premium deferred annuity contracts and flexible premium deferred annuities (“FPDAs”) to individuals for both qualified and nonqualified retirement savings

○	Individual fixed income annuities – An exited business that offered single premium immediate annuities (“SPIAs”) and deferred income annuities (“DIAs”) to individuals for both qualified and nonqualified retirement savings; also includes supplementary contracts generated by annuitizations from other individual product lines

○	Investment only – Primarily guaranteed investment contracts (“GICs”) and funding agreements offered to retirement plan sponsors and other institutions

●	Benefits and Protection – Specialty Benefits:

○	Individual disability – Disability insurance providing protection to individuals and/or business owners

●	Benefits and Protection – Life Insurance:

○	Universal life – Universal life, variable universal life and indexed universal life insurance products offered to individuals and/or business owners, which will be collectively referred to hereafter as “universal life” contracts; includes our exited universal life insurance with secondary guarantee (“ULSG”) business

○	Term life – Term life insurance products offered to individuals and/or business owners

○	Participating life – Participating life insurance contracts offered to individuals, some of which are part of a closed block of business and are only in the scope of long-duration insurance contracts disclosures for DAC

●	Corporate:

○	Long-term care insurance – A closed block of long-term care insurance that is fully reinsured, which was offered on both a group and individual basis.

For the separate account liability disclosures, our Retirement and Income Solutions segment uses a Group retirement contracts level of aggregation. This consists primarily of separate account liabilities for the workplace savings and retirement solutions business as well as amounts for the investment only and pension risk transfer businesses.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

●	the fair value of investments in the absence of quoted market values;

●	investment impairments and valuation allowances;

●	the fair value of derivatives;

●	the fair value of MRBs;

●	the liability for future policy benefits and claims, including the deferred profit liability;

●	the value of our other postretirement benefit obligation (“OPEB”) and

●	accounting for income taxes and the valuation of deferred tax assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. Equity securities are also carried at fair value. See Note 19, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to fixed maturities, available-for-sale, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Mark-to-market adjustments on certain fixed maturities, trading are reflected in net realized capital gains (losses). Mark-to-market adjustments on certain fixed maturities, trading are reflected in market risk benefit remeasurement (gain) loss. Unrealized gains and losses related to hedged portions of fixed maturities, available-for-sale in fair value hedging relationships are reflected in net investment income. Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.

The amortized cost of fixed maturities includes cost adjusted for amortization of premiums and discounts, computed using the interest method. The amortized cost of fixed maturities, available-for-sale is adjusted for changes in fair value of the hedged portions of securities in fair value hedging relationships and excludes accrued interest receivable. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Fixed maturities, available-for-sale are subject to an allowance for credit loss and changes in the allowance are reported in net income as a component of net realized capital gains (losses). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. See Note 5, Investments, for further details of our valuation allowance.

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a change to the valuation allowance and/or a write-off is needed. See Note 5, Investments, under the caption “Mortgage Loan Modifications” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the property is reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $222.7 million and $218.5 million as of December 31, 2025 and 2024, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses) on the consolidated statements of operations: mark-to-market adjustments on equity securities, mark-to-market adjustments on certain fixed maturities, trading, mark-to-market adjustments on certain investment funds, mark-to-market adjustments on derivatives not designated as hedges, cash flow hedge gains (losses) when the hedged item impacts realized capital gains (losses), changes in the valuation allowance for fixed maturities, available-for-sale and certain financing receivables, impairments of real estate held for investment and impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We had certain real estate ventures for which the fair value option had been elected in prior periods. See Note 19, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include swaps, options, futures and forwards. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 19, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Accounting and Financial Statement Presentation

We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)	a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Cash flows associated with derivatives are included within operating activities in the consolidated statements of cash flows, with the exception of cash paid for certain options with deferred premiums. Those derivatives are included in payments for financing element derivatives within financing activities in the consolidated statements of cash flows.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in the same consolidated statements of operations line item that is used to report the earnings effect of the hedged item. For fair value hedges of fixed maturities, available-for-sale and mortgage loans, these changes in fair value are reported in net investment income or net realized capital gains (losses). For fair value hedges of liabilities, changes in fair value are reported in cost of interest credited. The change in the fair value of excluded components is recorded in OCI and is recognized in net income through periodic settlements. A fair value hedge determined to be highly effective may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk. Certain fair value hedges use the portfolio layer method to hedge a designated layer amount within a closed portfolio of prepayable assets that is expected to remain outstanding for the length of the hedging relationship and is not expected to be impacted by prepayments, defaults or other factors that affect the timing and amount of cash flows. Prepayment risk is excluded when measuring the change in fair value attributable to the hedged risk under the portfolio layer method.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Documentation of fair value hedges that use the portfolio layer method supports the expectation that the hedged layer amount is anticipated to be outstanding at the end of the hedging relationship and includes expectations of prepayments, defaults or other factors that affect the timing and amount of cash flows. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a hedge is determined to be highly effective, the hedge may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk.

We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. For portfolio layer method hedges, the assessment of hedge effectiveness includes confirming we expect the hedged layer amount to be outstanding at the end of the hedging relationship.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. If a portfolio layer method hedging relationship is discontinued, the outstanding basis adjustment is allocated to the individual assets in the closed portfolio and those amounts are amortized consistent with the amortization of other discounts or premiums associated with those assets.

The component of accumulated other comprehensive income (“AOCI”) related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, MRBs and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group dental and vision insurance, group critical illness, group accident, group hospital indemnity, paid family and medical leave (“PFML”), group short-term and long-term disability insurance, group life insurance, individual disability insurance and long-term care insurance. It also includes a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders. See Note 10, Contractholder Funds, for additional details.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years and universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features.

Refer to Note 11, Future Policy Benefits and Claims, under the caption “Long-Duration Contracts” for information about the calculation of reserves for long-duration insurance and annuity contracts.

Contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other than nominal capital market risk are classified as MRBs and reported at fair value. See Note 12, Market Risk Benefits, for additional details.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 2%, 2% and 2% of our life insurance in force and 14%, 15% and 16% of the number of life insurance policies in force as of December 31, 2025, 2024 and 2023, respectively. Participating business represented approximately 15%, 15% and 16% of life insurance premiums for the years ended December 31, 2025, 2024 and 2023, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. See Note 8, Deferred Acquisition Costs and Other Actuarial Balances, under the caption “Unearned Revenue Liability” for additional details.

Short-Duration Contracts

We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness, accident, PFML, hospital indemnity and group life. Refer to Note 11, Future Policy Benefits and Claims, under the caption “Short-Duration Contracts” for additional details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Liability for Unpaid Claims

The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Unpaid Claims” for further details.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Products with fixed and guaranteed premiums and benefits consist principally of whole life and term life insurance policies and individual disability income. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and interest assumptions. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves. Any gross premium received in excess of the net premium is recognized as a deferred profit liability and amortized in relation to the expected future benefit payments. See Note 11, Future Policy Benefits and Claims, for additional details.

Group life, dental, vision, critical illness, accident, PFML, hospital indemnity and disability premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for administrative services performed including recordkeeping, trust and custody and reporting services for retirement savings plans, insurance companies, endowments and other financial institutions and other products. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Deferred Acquisition Costs

Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for information related to DAC on insurance policies and investment contracts. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable.

Internal Replacement Transactions

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position. Long-term debt is primarily recorded at the unpaid principal balance, net of unamortized discount, premium and issuance costs.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks.

We evaluate each insurance agreement to determine whether the agreement provides indemnification against loss or liability related to insurance risk. For agreements that expose the reinsurer to reasonable possibility of significant loss from insurance risk, the reinsurance method of accounting is used for the agreement. Assets and liabilities related to reinsurance ceded are reported on a gross basis on the consolidated statements of financial position. Insurance liabilities are reported before the effects of reinsurance and we record an offsetting reinsurance recoverable, net of valuation allowance. Premiums and expenses are reported net of reinsurance ceded on the consolidated statements of operations.

If an agreement does not expose the reinsurer to reasonable possibility of significant loss from insurance risk, the deposit method of accounting is used for the agreement. We record a deposit receivable, net of valuation allowance, if necessary. The deposit receivable is adjusted as amounts are paid or received on the underlying contracts. Accretion on the deposit receivable is calculated using an effective interest method and is reported in fees and other revenues and operating expense on the consolidated statements of operations.

The cost of reinsurance related to long-duration contracts is amortized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We have entered into coinsurance with funds withheld reinsurance agreements in which we record a funds withheld payable that contains an embedded derivative for which the fair value is estimated based on the change in fair value of the assets supporting the funds withheld payable. The change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Gains and losses that do not flow to the reinsurer are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

For further information about reinsurance, refer to Note 13, Reinsurance. For further information about the financing receivables valuation allowance on the reinsurance recoverable and deposit receivable, refer to Note 5, Investments.

Separate Accounts

Refer to Note 9, Separate Account Balances, for information on our separate account assets and liabilities.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, PFG files income tax returns in all states and foreign jurisdictions in which it conducts business. PFG has a tax sharing agreement with companies in the group under which it allocates income tax expenses and benefits generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted. Subsequent to a change in tax rates and laws, any stranded tax effects remaining in AOCI will be released only if an entire portfolio is liquidated, sold or extinguished.

2. Related Party Transactions

Expense Agreements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2025, 2024 and 2023, we received $623.4 million, $567.9 million and $524.6 million, respectively, of expense reimbursements from affiliated entities, which are net of amounts paid for brand licensing agreements with PFS.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the secured overnight financing rate (“SOFR”) plus 10 basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFS of $116.0 million and $73.9 million as of December 31, 2025 and 2024, respectively, and earned interest of $5.9 million, $8.3 million and $10.1 million during 2025, 2024 and 2023, respectively.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $7,120.8 million and $6,514.5 million as of December 31, 2025 and 2024, respectively. In addition, we recognized premiums and other fees of $1,038.9 million, $992.3 million and $938.1 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement. Furthermore, we recognized expenses of $1,284.0 million, $1,254.0 million and $1,076.2 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement.

We and an affiliated entity, PFS Bermuda, are parties to a coinsurance with funds withheld agreement for PFS Bermuda to reinsure certain term life and pension risk transfer (“PRT”) blocks of business. Under this agreement, we had a reinsurance recoverable of $4,887.1 million and $4,106.3 million as of December 31, 2025 and 2024, respectively. We had a $23.2 million and $62.2 million payable to PFS Bermuda as of December 31, 2025 and 2024, respectively, associated with the settlement statements. In addition, we ceded premiums of $990.5 million, $733.1 million and $53.4 million; net investment income on policy loans of $0.1 million, $0.0 million and $0.0 million and benefits of $1,102.3 million, $822.4 million and $76.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement. We passed net investment income of $275.1 million, $228.9 million and $56.1 million and net realized capital gains (losses) of $0.9 million, $3.9 million and $(1.1) million on the funds withheld assets to PFS Bermuda for the years ended December 31, 2025, 2024 and 2023, respectively. Furthermore, our operating expenses were reduced by ceding commissions and expense allowances received of $134.5 million, $129.5 million and $31.2 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Notes Receivable

As of December 31, 2025, we had the following notes receivable from PFS related to the sale of interests in subsidiaries (1) a 10-year note with a par amount of $156.0 million, which bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year and (2) a 10-year note with a par amount of $300.0 million, which bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. The carrying amount of the notes is included in premiums due and other receivables on the consolidated statements of financial position. We recorded interest income on these notes of $2.0 million, $3.3 million and $4.6 million for the years ended December 31, 2025, 2024 and 2023, respectively. Our ultimate parent, PFG, is a guarantor of the notes.

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Global Investors, LLC (“PGI LLC”). Furthermore, we receive management and administrative fees for investments our products sold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues were $417.6 million, $438.2 million and $407.1 million for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $179.3 million, $158.3 million and $95.9 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Benefit Plans

PFG is the sponsor of the qualified defined contribution plans for both employees and individual field agents. We were allocated plan expenses from PFG of $46.4 million, $44.5 million and $44.2 million during 2025, 2024 and 2023, respectively.

PFG is also the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. We were allocated plan expenses from PFG of $2.4 million, $2.1 million and $1.8 million during 2025, 2024 and 2023, respectively.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $43.6 million, $43.7 million and $38.8 million of pension expense from PFG during 2025, 2024 and 2023, respectively.

Other Agreements

PGI LLC provides asset management services for us. We recognized $128.1 million, $117.0 million and $108.1 million of asset management fee expense for the years ended December 31, 2025, 2024 and 2023, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement and Income Solutions	Benefits and Protection	Corporate	Consolidated
	(in millions)
Balance as of January 1, 2024	$18.8	$29.5	$—	$48.3
Goodwill from acquisitions (1)	11.2	—	—	11.2
Balance as of December 31, 2024	$30.0	$29.5	$—	$59.5

Balance as of December 31, 2025	$30.0	$29.5	$—	$59.5

(1)	Relates to the acquisition of employee stock ownership plan business from Ascensus within our Retirement and Income Solutions segment.

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 11 years were as follows:

	December 31,
	2025	2024
	(in millions)
Gross carrying value	$54.2	$52.7
Accumulated amortization	28.4	26.0
Net carrying value	$25.8	$26.7

The amortization expense for intangible assets with finite useful lives was $2.4 million, $1.7 million and $1.0 million for 2025, 2024 and 2023, respectively. As of December 31, 2025, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2026	$2.5
2027	2.5
2028	2.5
2029	2.5
2030	2.5

4. Variable Interest Entities

We have relationships with various types of entities that may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2025 and December 31, 2024.

Consolidated Variable Interest Entities

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Sponsored Investment Fund

We sponsored and invested in an investment fund for which a related party provided asset management services. The fund is a VIE as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined we were the primary beneficiary of the VIE where our interest in the entity was more than insignificant. We deconsolidated the fund in 2025 due to the acquisition of substantial voting rights through investment in the fund by external investors.

Residential Mortgage Loans

We invest in ABS trusts. The trusts issue various collateralized mortgage obligation certificates and purchase residential mortgage loans. The trusts are considered VIEs due to insufficient equity to sustain themselves. We concluded we are the primary beneficiary as we purchase substantially all of the certificates and have the obligation to absorb losses that could potentially be significant to the VIEs.

Asset-Backed Limited Partnership

We invest in an ABS limited partnership. The limited partnership issues multiple notes and purchases consumer loans, auto loans, other loans and credit facilities. The limited partnership is considered a VIE due to insufficient equity to sustain itself. We concluded we are the primary beneficiary as we have purchased all of the notes and have the obligation to absorb losses and residual returns that could potentially be significant to the VIE.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2025		December 31, 2024
	Total assets	Total liabilities	Total assets	Total liabilities
	(in millions)
Real estate (1)	$883.4	$34.2	$814.3	$69.4
Sponsored investment fund (2)	—	—	150.8	140.8
Residential mortgage loans (3)	728.9	18.8	806.5	19.9
Asset-backed limited partnership (4)	256.3	—	250.0	—
Total	$1,868.6	$53.0	$2,021.6	$230.1

(1)	The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.

(2)	The assets of the sponsored investment fund VIE were primarily commercial mortgage loans and cash. The liabilities included short-term debt and long-term debt. The consolidated statements of financial position included a $0.0 million and $5.0 million redeemable noncontrolling interest for the sponsored investment fund as of December 31, 2025 and 2024, respectively.

(3)	The assets of the residential mortgage loans VIEs primarily include residential mortgage loans. The liabilities primarily include other liabilities.

(4)	The assets of the asset-backed limited partnership VIE primarily include consumer loans, auto loans, other loans and credit facilities. These assets are reported with cash and cash equivalents, other investments and fixed maturities, trading on the consolidated statements of financial position.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Unconsolidated Variable Interest Entities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain commercial mortgage-backed securities (“CMBS”), residential mortgage-backed pass-through securities (“RMBS”) and other ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

We invest in cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities. We have determined we are not the primary beneficiary of these entities primarily because we do not control the economic performance of the entities and were not involved with the design of the entities or because we do not have a potentially significant variable interest in the entities for which we are the asset manager.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

As previously discussed, we sponsor and invest in certain investment funds that are VIEs. We determined we are not the primary beneficiary of the VIEs for which we are the asset manager but do not have a potentially significant variable interest in the funds.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

	Asset carrying value	Maximum exposure to loss (1)
	(in millions)
December 31, 2025
Fixed maturities, available-for-sale:
Corporate	$289.4	$361.7
Residential mortgage-backed pass-through securities	3,472.4	3,539.2
Commercial mortgage-backed securities	5,363.5	5,650.5
Collateralized debt obligations (2)	6,420.6	6,415.8
Other debt obligations	10,661.0	12,144.3
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	8.4	8.4
Commercial mortgage-backed securities	65.1	65.1
Collateralized debt obligations (2)	292.1	292.1
Other debt obligations	330.5	330.5
Other investments:
Other limited partnership and fund interests	3,050.9	4,702.7

December 31, 2024
Fixed maturities, available-for-sale:
Corporate	$308.2	$359.7
Residential mortgage-backed pass-through securities	3,319.6	3,517.1
Commercial mortgage-backed securities	5,177.1	5,622.0
Collateralized debt obligations (2)	6,556.6	6,514.8
Other debt obligations	8,882.5	10,555.8
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	9.1	9.1
Commercial mortgage-backed securities	44.1	44.1
Collateralized debt obligations (2)	210.1	210.1
Other debt obligations	210.1	210.1
Other investments:
Other limited partnership and fund interests	2,355.0	4,042.6

(1)	Our risk of loss is limited to our initial investment measured at amortized cost excluding portfolio layer method basis adjustments for fixed maturities, available-for-sale, plus any unfunded commitments and/or guarantees and similar provisions for collateralized debt obligations and other debt obligations. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees and similar provisions for our other investments. A carrying value of zero is used if distributions have been received in excess of our investment, resulting in a negative carrying value for the investment. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.

(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

5. Investments

Our investments include assets backing reserves as part of a coinsurance with funds withheld agreement. The funds withheld invested assets are reported within their respective line items, primarily consisting of fixed maturities available-for-sale, mortgage loans and other investments. See Note 13, Reinsurance, for more information on the funds withheld invested assets.

Fixed Maturities

The amortized cost, gross unrealized gains and losses, allowance for credit loss and fair value of fixed maturities, available-for-sale were as follows:

	Amortized cost (1)	Gross unrealized gains	Gross unrealized losses	Allowance for credit loss	Fair value
	(in millions)
December 31, 2025
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,977.3	$7.8	$266.7	$—	$1,718.4
Non-U.S. governments	545.7	17.3	54.6	—	508.4
States and political subdivisions	8,070.7	43.8	1,004.9	—	7,109.6
Corporate	37,460.3	602.4	3,010.7	22.5	35,029.5
Residential mortgage-backed pass-through securities	3,539.2	50.2	117.0	—	3,472.4
Commercial mortgage-backed securities	5,650.5	19.6	305.2	1.4	5,363.5
Collateralized debt obligations (2)	6,415.8	14.5	9.7	—	6,420.6
Other debt obligations	10,958.2	99.5	387.4	0.4	10,669.9
Total excluding portfolio layer method basis adjustment	74,617.7	855.1	5,156.2	24.3	70,292.3
Unallocated portfolio layer method basis adjustment (3)	(16.9)	16.9	—	—	—
Total fixed maturities, available-for-sale	$74,600.8	$872.0	$5,156.2	$24.3	$70,292.3

December 31, 2024
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,732.7	$0.2	$298.0	$—	$1,434.9
Non-U.S. governments	553.8	12.6	84.4	—	482.0
States and political subdivisions	7,161.3	11.5	1,133.9	—	6,038.9
Corporate	36,649.4	343.8	3,619.9	16.1	33,357.2
Residential mortgage-backed pass-through securities	3,517.1	8.7	206.2	—	3,319.6
Commercial mortgage-backed securities	5,622.0	4.9	449.8	—	5,177.1
Collateralized debt obligations (2)	6,514.8	48.0	6.2	—	6,556.6
Other debt obligations	9,421.1	50.0	576.8	0.2	8,894.1
Total excluding portfolio layer method basis adjustment	71,172.2	479.7	6,375.2	16.3	65,260.4
Unallocated portfolio layer method basis adjustment (3)	(55.7)	55.7	—	—	—
Total fixed maturities, available-for-sale	$71,116.5	$535.4	$6,375.2	$16.3	$65,260.4

(1)	Amortized cost excludes accrued interest receivable of $654.9 million and $642.3 million as of December 31, 2025 and 2024, respectively.

(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

(3)	Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2025, by expected maturity, were as follows:

	Amortized cost (1)	Fair value
	(in millions)
Due in one year or less	$1,373.1	$1,360.4
Due after one year through five years	9,651.4	9,618.2
Due after five years through ten years	8,881.9	8,793.4
Due after ten years	28,147.6	24,593.9
Subtotal	48,054.0	44,365.9
Mortgage-backed and other asset-backed securities	26,563.7	25,926.4
Total	$74,617.7	$70,292.3

(1) Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

The major components of net investment income are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	For the year ended December 31,
	2025	2024	2023
		(in millions)
Fixed maturities, available-for-sale	$2,548.3	$2,323.6	$2,230.0
Fixed maturities, trading	54.8	30.7	32.4
Equity securities	8.9	6.3	3.5
Mortgage loans	779.8	695.6	661.5
Real estate	133.3	177.8	177.2
Policy loans	43.6	41.9	39.1
Cash and cash equivalents	151.9	214.7	148.2
Derivatives	21.1	94.3	38.6
Other	281.1	258.6	231.6
Total	4,022.8	3,843.5	3,562.1
Investment expenses	(292.8)	(309.1)	(276.6)
Net investment income	$3,730.0	$3,534.4	$3,285.5

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details. The amounts below do not include net realized capital gains (losses) on funds withheld assets that are not passed to reinsurers, which are separately reported on the consolidated statements of operations. Net realized capital gains (losses) on funds withheld assets includes gains (losses) realized upon sale of assets put into the funds withheld at the start of a reinsurance transaction for the unrealized gains (losses) on the date of transfer into the funds withheld, the change in the valuation allowance on funds withheld commercial mortgage loans and unrealized gains and losses related to the change in fair value of funds withheld fixed maturities, trading, equity securities and derivatives.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$9.3	$12.9	$46.8
Gross losses	(57.8)	(45.7)	(134.8)
Net credit losses (1)	(41.6)	(21.7)	(31.3)
Hedging, net (2)	23.6	(11.5)	2.2
Fixed maturities, trading (3)	0.6	(0.5)	0.7
Equity securities (4)	71.1	(13.8)	0.7
Mortgage loans (5)	(50.7)	(100.7)	(133.8)
Derivatives	(78.6)	35.7	(5.3)
Other	69.8	(6.9)	100.1
Net realized capital losses	$(54.3)	$(152.2)	$(154.7)

(1)	Includes credit sales, adjustments to the credit loss valuation allowance, write-offs and recoveries on available-for-sale securities.

(2)	The change in fair value of fixed maturities, available-for-sale and the change in fair value of derivative hedging instruments in fair value hedging relationships are reported in net investment income with the earnings effect of fixed maturities, available-for-sale. Gains (losses) for fixed maturities, available-for-sale related to terminated cash flow hedges continue to be reflected in net realized capital gains (losses).

(3)	Unrealized gains (losses) on fixed maturities, trading still held at the reporting date were $0.2 million, $(1.4) million and $(0.2) million for the years ended December 31, 2025, 2024 and 2023, respectively. This excludes $8.2 million, $1.7 million and $2.9 million in unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in market risk benefit remeasurement (gain) loss and $(5.4) million, $2.0 million and $6.8 million of unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.

(4)	Unrealized gains (losses) on equity securities still held at the reporting date were $7.7 million, $(13.8) million and $0.7 million for the years ended December 31, 2025, 2024 and 2023, respectively. This excludes $0.0 million, $0.0 million and $1.7 million unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.

(5)	Net realized capital gains (losses) on mortgage loans include losses related to the deconsolidation of residential mortgage loan trusts in 2023.

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $2,546.9 million, $2,867.2 million and $4,950.4 million in 2025, 2024 and 2023, respectively.

Allowance for Credit Loss

We have a process in place to identify fixed maturity securities that could potentially require an allowance for credit loss. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent we determine an unrealized loss is due to credit, an allowance for credit loss is recognized through a reduction to net income.

We estimate the amount of the allowance for credit loss as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity. We do not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts on fixed maturities, available-for-sale deemed to be uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if we intend to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity.

A rollforward of the allowance for credit loss by major security type was as follows.

	For the year ended December 31, 2025
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Additions for credit losses not previously recorded	—	—	—	22.5	—	1.5	—	0.1	24.1
Additional increases (decreases) for credit losses on securities with an allowance recorded in the previous period	—	—	—	0.1	—	(0.1)	—	0.1	0.1
Write-offs charged against allowance	—	—	—	(16.2)	—	—	—	—	(16.2)
Ending balance	$—	$—	$—	$22.5	$—	$1.4	$—	$0.4	$24.3

Accrued interest written off to net investment income	$—	$—	$—	$0.4	$—	$—	$—	$—	$0.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0
Additions for credit losses not previously recorded	—	—	—	16.1	—	—	—	0.1	16.2
Reductions for securities sold during the period	—	—	—	(0.3)	—	—	—	—	(0.3)
Write-offs charged against allowance	—	—	—	(1.6)	—	—	—	—	(1.6)
Ending balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Accrued interest written off to net investment income	$—	$—	$—	$1.0	$—	$—	$—	$—	$1.0

	For the year ended December 31, 2023
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1
Additions for credit losses not previously recorded	—	—	—	5.7	—	—	—	—	5.7
Write-offs charged against allowance	—	—	—	(3.8)	—	—	—	—	(3.8)
Ending balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0

Accrued interest written off to net investment income	$—	$—	$—	$0.1	$—	$—	$—	$—	$0.1

(1)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Available-For-Sale Securities in Unrealized Loss Positions Without an Allowance for Credit Loss

For available-for-sale securities with unrealized losses for which an allowance for credit loss has not been recorded, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2025
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$467.1	$11.0	$730.2	$255.7	$1,197.3	$266.7
Non-U.S. governments	12.8	0.3	309.7	54.3	322.5	54.6
States and political subdivisions	639.4	8.9	4,874.3	996.0	5,513.7	1,004.9
Corporate	1,766.2	87.9	18,881.6	2,919.0	20,647.8	3,006.9
Residential mortgage-backed pass-through securities	173.7	0.6	1,090.3	116.4	1,264.0	117.0
Commercial mortgage-backed securities	342.0	2.5	3,459.7	301.0	3,801.7	303.5
Collateralized debt obligations (2)	1,919.9	4.7	20.2	5.0	1,940.1	9.7
Other debt obligations	567.0	1.9	3,493.9	384.7	4,060.9	386.6
Total fixed maturities, available-for-sale	$5,888.1	$117.8	$32,859.9	$5,032.1	$38,748.0	$5,149.9

(1)	Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2025. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2025, primarily due to a decrease in interest rates, which was partially offset by a widening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 870 securities reflecting an average price of 98 as of December 31, 2025. Of this portfolio, 93% was investment grade (rated AAA through BBB-) as of December 31, 2025, with associated unrealized losses of $96.7 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 5,758 securities reflecting an average price of 87 and an average credit rating of A as of December 31, 2025. Corporate securities with unrealized losses had an average price of 87 and an average credit rating of A-. States and political subdivisions securities with unrealized losses had an average price of 83 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 87 and an average credit rating of AA+. CMBS with unrealized losses had an average price of 92 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2025. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$710.9	$17.2	$806.9	$280.8	$1,517.8	$298.0
Non-U.S. governments	33.0	1.3	296.8	83.1	329.8	84.4
States and political subdivisions	743.2	25.9	4,708.2	1,108.0	5,451.4	1,133.9
Corporate	4,659.5	149.0	19,625.6	3,470.0	24,285.1	3,619.0
Residential mortgage-backed pass-through securities	1,652.5	27.6	1,152.5	178.6	2,805.0	206.2
Commercial mortgage-backed securities	691.7	8.2	3,849.1	441.5	4,540.8	449.7
Collateralized debt obligations (2)	582.2	1.3	28.9	5.0	611.1	6.3
Other debt obligations	1,732.4	21.8	3,677.3	554.5	5,409.7	576.3
Total fixed maturities, available-for-sale	$10,805.4	$252.3	$34,145.3	$6,121.5	$44,950.7	$6,373.8

(1)	Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2024. Gross unrealized losses in our fixed maturities portfolio increased during the year ended December 31, 2024, primarily due to an increase in interest rates, which was partially offset by a tightening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,747 securities reflecting an average price of 98 as of December 31, 2024. Of this portfolio, 96% was investment grade (rated AAA through BBB-) as of December 31, 2024, with associated unrealized losses of $245.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 6,219 securities reflecting an average price of 85 and an average credit rating of A as of December 31, 2024. Corporate securities with unrealized losses had an average price of 85 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 81 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 83 and an average credit rating of AAA. CMBS with unrealized losses had an average price of 90 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2024. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Net Unrealized Gains and Losses on Available-For-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in available-for-sale securities and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to actuarial balances, policyholder liabilities, noncontrolling interest and applicable income taxes was as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$(4,187.5)	$(6,003.6)
Net unrealized gains (losses) on derivative instruments	(40.0)	66.1
Adjustments for assumed changes in amortization patterns	4.2	5.1
Adjustments for assumed changes in policyholder liabilities	21.2	12.2
Net unrealized gains on other investments and noncontrolling interest adjustments	2.9	2.9
Provision for deferred income tax benefits	894.2	1,260.7
Net unrealized losses on available-for-sale securities and derivative instruments	$(3,305.0)	$(4,656.6)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our residential mortgage loan portfolio is composed of first lien mortgages.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. The amortized cost of our residential mortgage loans also includes basis adjustments related to fair value hedges in a closed portfolio. See Note 6, Derivative Financial Instruments, for further information. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. Further details relating to our valuation allowance are included under the caption “Financing Receivables Valuation Allowance.”

Reinsurance Recoverable and Deposit Receivable

Our reinsurance recoverables include amounts due from reinsurers for paid or unpaid claims, claims incurred but not reported or policy benefits. We cede life, disability, medical and long-term care insurance as well as fixed annuity contracts with significant life insurance risk to other insurance companies through reinsurance. Deposit receivables include amounts due from the reinsurer for fixed annuity contracts without significant life insurance risk recorded using the deposit method of accounting.

Other Loans

Our other loans include consumer, auto and other loans (“other loans”) of a consolidated VIE for which the fair value option was elected as well as consumer loans for which the fair value option was not elected. Other loans are generally subject to amortized cost accounting and a valuation allowance if the fair value option is not elected. Other loans are reported as a component of other investments in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Credit Quality Information for Financing Receivables

The amortized cost of our financing receivables by credit risk and vintage was as follows:

	December 31, 2025
	2025	2024	2023	2022	2021	Prior	Total
	(in millions)
Commercial mortgage loans:
A- and above	$1,572.7	$1,319.2	$902.5	$1,034.1	$1,641.7	$6,686.9	$13,157.1
BBB+ thru BBB-	200.9	186.6	151.7	172.5	78.2	1,146.8	1,936.7
BB+ thru BB-	81.4	64.2	109.5	198.2	—	103.7	557.0
B+ and below	—	—	32.4	—	—	348.9	381.3
Total	$1,855.0	$1,570.0	$1,196.1	$1,404.8	$1,719.9	$8,286.3	$16,032.1

Residential mortgage loans:
Performing	$1,278.9	$337.0	$336.5	$883.7	$1,075.4	$335.3	$4,246.8
Non-performing	—	1.1	4.6	6.6	5.7	1.7	19.7
Total excluding portfolio layer method basis adjustments	$1,278.9	$338.1	$341.1	$890.3	$1,081.1	$337.0	4,266.5
Unallocated portfolio layer method basis adjustment (1)							(3.6)
Total							$4,262.9

Other loans:
Performing	$123.1	$28.4	$27.9	$—	$—	$—	$179.4
Non-performing	1.4	3.6	1.5	—	—	—	6.5
Total	$124.5	$32.0	$29.4	$—	$—	$—	$185.9

Reinsurance recoverable and deposit receivable							$23,890.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
	(in millions)
Commercial mortgage loans:
A- and above	$1,176.9	$795.1	$1,180.2	$2,016.8	$1,427.7	$6,461.8	$13,058.5
BBB+ thru BBB-	210.0	394.1	232.2	235.3	162.9	1,198.9	2,433.4
BB+ thru BB-	215.7	143.4	154.3	37.8	40.1	230.4	821.7
B+ and below	—	—	—	—	—	321.7	321.7
Total	$1,602.6	$1,332.6	$1,566.7	$2,289.9	$1,630.7	$8,212.8	$16,635.3

Residential mortgage loans:
Performing	$324.0	$372.2	$935.4	$1,177.8	$131.3	$268.6	$3,209.3
Non-performing	—	3.1	4.0	3.3	1.2	2.5	14.1
Total excluding portfolio layer method basis adjustments	$324.0	$375.3	$939.4	$1,181.1	$132.5	$271.1	3,223.4
Unallocated portfolio layer method basis adjustment (1)							(8.4)
Total							$3,215.0

Other loans:
Performing	$84.2	$61.9	$—	$—	$—	$—	$146.1
Non-performing	0.1	—	—	—	—	0.1	0.2
Total	$84.3	$61.9	$—	$—	$—	$0.1	$146.3

Reinsurance recoverable and deposit receivable							$23,599.6

(1)	Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

The amortized cost of commercial mortgage loans, residential mortgage loans and other loans excluded accrued interest receivable of $65.2 million, $20.0 million and $1.4 million, respectively, as of December 31, 2025, and $68.2 million, $10.9 million and $1.3 million, respectively, as of December 31, 2024.

Financing Receivables Credit Monitoring

Commercial Mortgage Loan Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The models stress expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating for commercial mortgage loans. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention are identified and placed on an internal “watch list”. Among the criteria that may indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Residential Mortgage Loan Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Other Loans Credit Risk Profile Based on Performance Status

Our other loans are monitored based on performance of the loans. Monitoring on other loans increases when the loan is delinquent or earlier if there is an indication of potential impairment.

Non-Accrual Financing Receivables

Financing receivables are placed on non-accrual status if we have concern regarding the collectability of future payments or if a financing receivable has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal, against the valuation allowance or according to the contractual terms. When a financing receivable is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The amortized cost of financing receivables on non-accrual status was as follows:

	December 31, 2025
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$66.6	$54.3	$—
Residential mortgage loans	12.2	14.6	7.0
Other loans	—	6.4	6.4
Total	$78.8	$75.3	$13.4

	December 31, 2024
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$53.9	$66.6	$—
Residential mortgage loans	8.2	12.2	—
Total	$62.1	$78.8	$—

Interest income recognized on non-accrual financing receivables was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Commercial mortgage loans	$0.2	$0.8	$1.2
Residential mortgage loans	0.6	—	—
Total	$0.8	$0.8	$1.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The aging of our financing receivables, based on amortized cost, was as follows:

	December 31, 2025
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$96.3	$96.3	$15,935.8	$16,032.1	$42.0
Residential mortgage loans (2)	19.6	6.2	14.0	39.8	4,226.7	4,266.5	5.1
Other loans	2.3	1.5	8.4	12.2	173.7	185.9	2.0
Total	$21.9	$7.7	$118.7	$148.3	$20,336.2	$20,484.5	$49.1

	December 31, 2024
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$57.0	$—	$20.6	$77.6	$16,557.7	$16,635.3	$—
Residential mortgage loans (2)	12.4	—	12.4	24.8	3,198.6	3,223.4	1.9
Other loans	2.1	1.8	1.6	5.5	140.8	146.3	1.4
Total	$71.5	$1.8	$34.6	$107.9	$19,897.1	$20,005.0	$3.3

(1)	As of both December 31, 2025 and 2024, no reinsurance recoverables or deposit receivables were considered past due.
(2)	Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Financing Receivables Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. We do not measure a credit loss allowance on accrued interest receivable because we write off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days.

For commercial and residential mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables and deposit receivables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Our commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

We estimate expected credit losses for certain commercial mortgage loan commitments where we have a contractual obligation to extend credit. The expected credit losses are estimated based on the commercial mortgage loan valuation allowance process described previously, adjusted for probability of funding. The estimated expected credit losses for commercial mortgage loan commitments are reported in other liabilities on the consolidated statements of financial position. The change in the credit loss liability for commitments is included in net realized capital gains (losses) on the consolidated statements of operations. Once funded, expected credit losses for commercial mortgage loans are included within the commercial mortgage loan valuation allowance described previously.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We evaluate residential mortgage loans based on aggregated risk factors and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present and forecasted conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. A residential mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any residential mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

As discussed previously, commercial and residential mortgage loans are evaluated individually if the asset does not continue to share similar risk characteristics of a pool. When we determine a commercial or residential mortgage loan is probable of foreclosure, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value of the collateral reduced by the cost to sell or for certain residential mortgage loans, the present value of the loan’s expected future cash flows. For certain commercial mortgage loans where repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty, we elect to establish a valuation allowance equal to the difference between the carrying amount of the mortgage loan and the estimated value of the real estate collateral, which may be reduced by the cost to sell. Estimated value may also be based on either the present value of the expected future cash flows discounted at the asset’s effective interest rate or the asset’s observable market price. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on financing receivables deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance for loans is included in net realized capital gains (losses) on the consolidated statements of operations.

Our reinsurance recoverables and deposit receivable are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for five years or less with immediate reversion to industry historical experience. A reinsurance recoverable or deposit receivable is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any reinsurance recoverable or deposit receivable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables and deposit receivable is included in benefits, claims and settlement expenses on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

A rollforward of our valuation allowance was as follows:

	For the year ended December 31, 2025
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$186.2	$6.2	$3.3	$195.7
Provision	53.7	4.2	(0.1)	57.8
Charge-offs	(56.9)	(0.1)	—	(57.0)
Recoveries	0.5	4.8	—	5.3
Ending balance	$183.5	$15.1	$3.2	$201.8

Accrued interest income written off to net investment income	$3.9	$—	$—	$3.9

	For the year ended December 31, 2024
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$126.1	$6.1	$3.2	$135.4
Provision	111.5	(0.6)	0.1	111.0
Charge-offs	(51.4)	(0.2)	—	(51.6)
Recoveries	—	0.9	—	0.9
Ending balance	$186.2	$6.2	$3.3	$195.7

Accrued interest income written off to net investment income	$0.3	$—	$—	$0.3

	For the year ended December 31, 2023
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$75.5	$5.0	$2.7	$83.2
Provision	50.6	—	0.5	51.1
Charge-offs	—	(0.4)	—	(0.4)
Recoveries	—	1.5	—	1.5
Ending balance	$126.1	$6.1	$3.2	$135.4

Accrued interest income written off to net investment income	$—	$—	$—	$—

For the years ended December 31, 2025, 2024 and 2023, no allowance was recorded for other loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Mortgage Loans

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Commercial mortgage loans:
Purchased	$46.1	$116.8	$108.1
Sold	218.7	144.2	—
Residential mortgage loans:
Purchased (1)	1,589.0	354.4	505.6
Sold	8.1	5.8	99.3

(1)	2025 includes mortgages purchased as part of a new investment focus. 2023 includes mortgage loans purchased by residential mortgage loan VIEs.

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2025		December 31, 2024
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$442.1	2.8%	$348.2	2.1%
Middle Atlantic	4,414.0	27.4	4,726.6	28.4
East North Central	464.5	2.9	592.1	3.6
West North Central	285.3	1.8	394.8	2.4
South Atlantic	3,075.5	19.2	2,995.0	18.0
East South Central	367.0	2.3	418.3	2.5
West South Central	1,425.8	8.9	1,313.9	7.9
Mountain	1,219.8	7.6	981.1	5.9
Pacific	4,338.1	27.1	4,865.3	29.2
Total	$16,032.1	100.0%	$16,635.3	100.0%

Property type distribution
Office	$2,803.3	17.5%	$3,189.6	19.2%
Retail	1,583.5	9.9	1,479.8	8.9
Industrial	4,300.0	26.8	4,376.2	26.3
Apartments	6,994.7	43.6	7,239.1	43.5
Hotel	31.0	0.2	65.0	0.4
Mixed use/other	319.6	2.0	285.6	1.7
Total	$16,032.1	100.0%	$16,635.3	100.0%

Mortgage Loan Modifications

Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications that are related to our borrowers experiencing financial difficulty in the form of principal forgiveness, an interest rate reduction, an other-than-insignificant payment delay, or a term extension (or a combination thereof). Generally, an assessment of whether a borrower is experiencing financial difficulty is made on the date of the modification.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The financing receivables valuation allowance utilizes an estimate of lifetime expected credit losses and it is recorded on each loan upon origination or acquisition. The starting point for the estimate of the valuation allowance is historical loss information, which includes losses from modification of receivables to borrowers experiencing financial difficulty. Because the effect of most modifications made to borrowers experiencing financial difficulty is already included in the valuation allowance because of the measurement methodologies used to estimate the allowance, a change to the valuation allowance is generally not recorded upon modification.

Occasionally, a modification of a loan from a borrower experiencing financial difficulty is in the form of principal forgiveness. When principal forgiveness is provided as a modification, the amount of the principal forgiven is deemed uncollectible. Therefore, that portion of the loan is written off, which results in a reduction of the amortized cost and a corresponding adjustment to the valuation allowance.

In some cases, we modify a loan by providing multiple types of concessions. Typically, one type of concession, such as a term extension, is granted initially. If the borrower continues to experience financial difficulty, another concession, such as principal forgiveness may be granted.

We did not have any significant mortgage loans that were modified for the years ended December 31, 2025, 2024 and 2023.

Real Estate

Depreciation expense on invested real estate was $67.0 million, $69.5 million and $69.8 million in 2025, 2024 and 2023, respectively. Accumulated depreciation was $975.9 million and $925.2 million as of December 31, 2025 and 2024, respectively.

Other Investments

Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2025	2024
	(in millions)
Total assets	$145,087.9	$138,031.1
Total liabilities	18,872.9	14,294.2
Total equity	$126,215.0	$123,736.9
Net investment in unconsolidated entities	$3,342.9	$2,527.4

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Total revenues	$24,477.8	$14,542.8	$2,555.9
Net income (loss)	13,377.5	8,914.6	(3,110.6)
Our share of net income of unconsolidated entities	269.6	164.1	151.0

In addition, other investments include other loans. See the captions “Financing Receivables” and “Financing Receivables Valuation Allowance” for further details related to our valuation of other loans.

Furthermore, other investments include $1,355.5 million and $1,273.5 million of cash surrender value of company owned life insurance as of December 31, 2025 and 2024, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. See Note 6, Derivative Financial Instruments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Securities Posted as Collateral

As of December 31, 2025 and 2024, we posted $6,587.5 million and $6,748.8 million, respectively, in commercial mortgage loans and residential first lien mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2025 and 2024, we posted $3,610.4 million and $3,615.0 million, respectively, in fixed maturities, available-for-sale and trading securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans, fixed maturities, available-for-sale and fixed maturities, trading, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2025 and 2024, $477.4 million and $206.0 million, respectively, could be sold or repledged by the secured party.

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2025
Derivative assets	$1,154.8	$(330.6)	$(823.4)	$0.8
Reverse repurchase agreements	43.6	—	(43.6)	—
Total	$1,198.4	$(330.6)	$(867.0)	$0.8
December 31, 2024
Derivative assets	$629.7	$(241.8)	$(387.0)	$0.9
Reverse repurchase agreements	97.5	—	(97.5)	—
Total	$727.2	$(241.8)	$(484.5)	$0.9

(1)	The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments and cash and cash equivalents, respectively, on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.
(2)	Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2025
Derivative liabilities	$546.0	$(330.6)	$(204.5)	$10.9
December 31, 2024
Derivative liabilities	$471.4	$(241.8)	$(226.4)	$3.2

(1)	The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes derivative liabilities, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.
(2)	Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2025 and December 31, 2024.

6. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication and income generation strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and/or floating rate interest amounts based upon designated market rates or rate indices and an agreed-upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments; to hedge against cash variability related to forecasted transactions and to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) MRB. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product. Additionally, we utilize interest rate swaps to replicate the returns of floating rate assets.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage prepayment risks in our assets and minimum guaranteed interest rates and lapse risks in our liabilities.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We use exchange-traded interest rate futures to hedge against changes in value of the GMWB MRB.

Interest rate forwards, including bond forwards and treasury forwards, are contracts to take delivery of a fixed income security at a specified price at a future date. Bond forwards and treasury forwards deliver corporate or municipal and U.S. Treasury bonds, respectively. At inception of certain treasury forward contracts, we do not intend to take physical delivery. We intend to take delivery of the bond forwards referencing corporate, municipal and certain treasury bonds. Treasury forwards are used to hedge against changes in the value of the GMWB MRB and to more closely match the interest rate characteristics of assets and liabilities. Bond forwards are used to gain leverage through synthetic exposure during the forward period and fix the purchase price of a bond at a specified date in future.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements issued to nonqualified institutional investors in the international market and foreign currency-denominated fixed maturity and equity securities we invest in. We use various derivatives to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We use currency forwards to hedge certain foreign-denominated investments.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the return or interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index.

We use equity put options to hedge against changes in the value of the GMWB MRB related to the GMWB rider on our variable annuity products. We also use equity options to hedge returns credited to policyholder accounts related to our RILA products. The premium associated with certain options is paid quarterly over the life of the option contract.

We use exchange-traded equity futures to hedge against changes in the value of the GMWB MRB and returns credited to policyholder accounts related to our RILA products. We have used equity futures to hedge the economic exposure to certain fund closures in process.

We use equity total return swaps to hedge for income enhancement. Total return swaps are contracts in which we agree with other parties to periodically exchange the total return on a referenced security for an agreed-upon reference rate or spread based on specified notional amounts.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed.

We also use credit total return swaps for income enhancement. In the case of a predefined credit event, total return swaps require the total return receiver to pay for the decline in the price of the referenced security.

In cases where we sell protection, we also buy a quality cash bond to match against the swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the swap.

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We offer group annuity contracts that have guaranteed separate accounts as an investment option. We have fixed deferred annuities, RILAs and universal life products that credit interest based on changes in an external equity index.

We have a funds withheld payable associated with coinsurance with funds withheld reinsurance agreements. The funds withheld payable has an embedded total return swap as the total return of the funds withheld assets are transferred to the reinsurers, which is not based on our own creditworthiness.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $479.0 million and $512.0 million in cash and securities under collateral arrangements as of December 31, 2025 and December 31, 2024, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2025 and December 31, 2024, was $542.0 million and $472.3 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral provisions, we posted collateral and initial margin of $479.0 million and $512.0 million as of December 31, 2025 and December 31, 2024, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2025, we would be required to post up to an additional $120.9 million of collateral to our counterparties.

As of December 31, 2025 and December 31, 2024, we had received $767.8 million and $345.3 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$60,267.1	$60,776.6
Interest rate options	3,578.0	4,735.0
Interest rate futures	1,972.0	845.0
Interest rate forwards	1,687.0	2,125.6
Foreign exchange contracts:
Currency swaps	3,319.6	2,669.3
Currency forwards	59.5	56.0
Equity contracts:
Equity options	7,449.3	4,380.1
Equity futures	1,699.1	852.5
Total return swaps	499.6	775.3
Credit contracts:
Credit default swaps	531.0	375.0
Total return swaps	500.0	250.0
Other contracts:
Embedded derivatives	31,377.6	27,797.5
Total notional amounts at end of period	$112,939.8	$105,637.9

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$13.2	$10.0
Interest rate options	4.0	28.1
Interest rate forwards	1.1	—
Foreign exchange contracts:
Currency swaps	149.6	178.1
Currency forwards	0.6	2.4
Equity contracts:
Equity options	971.5	388.1
Total return swaps	—	20.8
Credit contracts:
Credit default swaps	3.4	4.0
Total return swaps	18.8	14.3
Total gross credit exposure	1,162.2	645.8
Less: collateral received	865.5	432.8
Net credit exposure	$296.7	$213.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Derivatives designated as hedging instruments
Interest rate contracts	$—	$—	$69.8	$83.0
Foreign exchange contracts	144.6	169.5	138.3	20.7
Total derivatives designated as hedging instruments	$144.6	$169.5	$208.1	$103.7

Derivatives not designated as hedging instruments
Interest rate contracts	$16.9	$35.4	$136.0	$246.9
Foreign exchange contracts	0.6	2.4	3.9	—
Equity contracts	971.5	405.0	191.6	119.8
Credit contracts	21.2	17.4	6.4	1.0
Other contracts	—	—	(1,022.4)	(2,327.8)
Total derivatives not designated as hedging instruments	1,010.2	460.2	(684.5)	(1,960.1)

Total derivative instruments	$1,154.8	$629.7	$(476.4)	$(1,856.4)

(1)	The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2)	The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivatives with a net liability fair value of $1,410.2 million and $578.2 million as of December 31, 2025 and 2024, respectively, are reported with contractholder funds on the consolidated statements of financial position. Embedded derivatives with a net (asset) liability fair value of $(2,432.6) million and $(2,906.0) million as of December 31, 2025 and 2024, respectively, are reported with funds withheld payable on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. Our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps” or “single name total return swaps”). These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also may have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2025 and 2024, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following tables show our derivative protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2025
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$96.7	$1.0	$96.7	6.4
A	219.3	(3.2)	219.3	7.2
BBB	130.0	2.3	130.0	1.5
Total single name credit default swaps	446.0	0.1	446.0	5.3

Single name total return swaps
Government/municipalities
AAA	40.0	1.2	40.0	29.6
AA	195.0	3.5	195.0	20.5
A	210.0	9.5	210.0	21.6
BBB	55.0	1.8	55.0	15.3
Total single name total return swaps	500.0	16.0	500.0	21.1

Total credit derivatives sold	$946.0	$16.1	$946.0	13.7

	December 31, 2024
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40.0	$0.2	$40.0	0.5
BBB	160.0	3.6	160.0	2.1
Sovereign
A	20.0	0.1	20.0	0.5
Total single name credit default swaps	220.0	3.9	220.0	1.7

Single name total return swaps
Government/municipalities
AAA	40.0	2.3	40.0	30.6
AA	130.0	6.4	130.0	26.5
A	80.0	4.8	80.0	30.7
Total single name total return swaps	250.0	13.5	250.0	28.5

Total credit derivatives sold	$470.0	$17.4	$470.0	15.9

Fair Value and Cash Flow Hedges

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and also use them to align the interest rate characteristics of certain liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets into U.S. dollar denominated instruments to hedge the exposure to future currency volatility on those items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations. The currency related impacts of currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to net realized capital gains or losses of the underlying hedged item in our consolidated statements of operations.

The following amounts were recorded on the consolidated statements of financial position related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

			Cumulative amount of fair
			value hedging basis adjustment
Line item in the consolidated statements			increase/(decrease) included in the
of financial position in which the	Carrying amount of hedged item		carrying amount of the hedged item
hedged item is included	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities, available-for-sale (1):
Active hedging relationships	$2,741.8	$3,152.7	$(15.8)	$(88.8)
Discontinued hedging relationships	782.9	527.4	(6.2)	(7.0)
Total fixed maturities, available-for-sale in active or discontinued hedging relationships	$3,524.7	$3,680.1	$(22.0)	$(95.8)

Mortgage loans (2):
Active hedging relationships	$1,471.5	$1,698.7	$(3.6)	$(8.4)
Discontinued hedging relationships	345.0	—	1.2	—
Total mortgage loans in active or discontinued hedging relationships	$1,816.5	$1,698.7	$(2.4)	$(8.4)

Investment contracts:
Active hedging relationships	$3,743.8	$2,769.6	$35.4	$(22.0)
Total investment contracts in active or discontinued hedging relationships	$3,743.8	$2,769.6	$35.4	$(22.0)

(1)	These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2025 and December 31, 2024, the amortized cost basis of the closed portfolios used in these hedging relationships was $2,303.5 million and $2,793.5 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(16.9) million and $(55.7) million, respectively, and the amount of the designated hedged items were $954.0 million and $1,160.0 million, respectively.
(2)	These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2025 and December 31, 2024, the amortized cost basis of the closed portfolios used in these hedging relationships was $1,471.5 million and $1,698.7 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(3.6) million and $(8.4) million, respectively, and the amount of the designated hedged items were $192.5 million and $220.0 million, respectively.

For the years ended December 31, 2025, 2024 and 2023, $2.2 million, $(0.9) million and $(1.8) million, respectively, of the derivative instruments’ gains (losses) were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and have used them to eliminate the variability in cash flows of liabilities.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We use bond forwards and floating-to-fixed rate interest rate swaps to hedge forecasted transactions.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 1.2 years. As of December 31, 2025, we had $15.5 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of financial position.

		Amount of gain (loss) recognized in AOCI on derivatives
Derivatives in cash flow		for the year ended December 31,
hedging relationships	Related hedged item	2025	2024	2023
		(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$15.5	$(10.8)	$30.4
Interest rate contracts	Investment contracts	—	(9.0)	(11.0)
Foreign exchange contracts	Fixed maturities, available-for-sale	(119.6)	92.2	(64.0)
Total		$(104.1)	$72.4	$(44.6)

We expect to reclassify net gains of $32.8 million from AOCI into net income in the next twelve months, which includes both net deferred gains on discontinued hedges and net gains on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations.

	For the year ended December 31, 2025
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,730.0	$(54.3)	$7,128.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$51.2	$—	$57.4
Loss recognized on derivatives	(51.6)	—	(59.0)
Amortization of hedged item basis adjustments	3.5	—	—
Amounts related to periodic settlements on derivatives	36.3	—	(18.4)

Foreign exchange contracts:
Gain recognized on hedged item	—	25.1	—
Loss recognized on derivatives	—	(25.1)	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$42.5	$—	$(20.0)

Gains (losses) on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$2.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	2.0	—
Amounts related to periodic settlements on derivatives	(0.6)	—	—

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.4	—
Amounts related to periodic settlements on derivatives	33.9	—	—
Total gain (loss) recognized for cash flow hedging relationships	$35.7	$3.4	$(0.2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,534.4	$(152.2)	$6,832.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(4.0)	$—	$(22.3)
Gain recognized on derivatives	6.1	—	25.8
Amortization of hedged item basis adjustments	2.6	—	—
Amounts related to periodic settlements on derivatives	59.0	—	(23.4)

Foreign exchange contracts:
Loss recognized on hedged item	—	(11.7)	—
Gain recognized on derivatives	—	11.7	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$66.8	$—	$(19.9)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$3.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	0.5	—
Amounts related to periodic settlements on derivatives	—	—	9.8

Foreign exchange contracts:
Loss reclassified from AOCI on derivatives	—	(0.2)	—
Amounts related to periodic settlements on derivatives	26.1	—	—
Total gain recognized for cash flow hedging relationships	$29.5	$0.3	$9.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,285.5	$(154.7)	$7,226.2

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$45.3	$—	$0.4
Loss recognized on derivatives	(43.9)	—	(2.1)
Amortization of hedged item basis adjustments	(0.2)	—	—
Amounts related to periodic settlements on derivatives	60.5	—	(2.6)

Foreign exchange contracts:
Gain recognized on hedged item	—	3.7	—
Loss recognized on derivatives	—	(3.7)	—
Amounts related to periodic settlements on derivatives	0.6	—	—
Total gain (loss) recognized for fair value hedging relationships	$62.3	$—	$(4.3)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$4.1	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	1.9	—
Amounts related to periodic settlements on derivatives	—	—	14.2

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.5	—
Amounts related to periodic settlements on derivatives	21.4	—	—
Total gain recognized for cash flow hedging relationships	$25.5	$3.4	$14.1

Derivatives Not Designated as Hedging Instruments

We use futures, certain swaps, option collars, options and forwards in effective economic hedges that have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. However, the change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Additionally, mark-to-market gains and losses as well as periodic and final settlements for derivatives used to hedge market risk benefits are reported in market risk benefit (gain) loss on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2025	2024	2023
	(in millions)
Interest rate contracts	$(130.6)	$(80.9)	$(46.5)
Foreign exchange contracts	(10.2)	5.1	(2.8)
Equity contracts	266.0	55.7	(136.6)
Credit contracts	7.8	16.3	4.1
Other contracts (1)	(1,305.2)	117.1	(1,395.9)
Total	$(1,172.2)	$113.3	$(1,577.7)

(1)     Includes the change in fair value of the funds withheld embedded derivative.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for higher than expected earnings in the Closed Block that will need to be paid as dividends unless future performance of the Closed Block is less favorable than originally expected. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings and determine the amount of the PDO. As of both December 31, 2025 and 2024, the PDO was $0.0 million.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$2,715.3	$2,850.0
Other policyholder funds	4.4	4.4
Policyholder dividends payable	153.7	155.1
Income taxes currently payable	0.1	1.3
Other liabilities	29.5	27.6
Total Closed Block liabilities	2,903.0	3,038.4

Assets designated to the Closed Block
Fixed maturities, available-for-sale	1,758.9	1,752.0
Fixed maturities, trading	0.6	0.7
Equity securities	0.9	0.9
Mortgage loans	359.2	413.3
Policy loans	329.4	353.6
Other investments	54.1	61.2
Total investments	2,503.1	2,581.7
Cash and cash equivalents	54.2	—
Accrued investment income	30.8	32.3
Reinsurance recoverable and deposit receivable	2.8	3.5
Deferred tax asset	7.9	51.6
Other assets	0.6	2.0
Total assets designated to the Closed Block	2,599.4	2,671.1
Excess of Closed Block liabilities over assets designated to the Closed Block	303.6	367.3
Amounts included in accumulated other comprehensive income	(25.6)	(66.2)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$278.0	$301.1

Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenues
Premiums and other considerations	$153.8	$153.0	$166.1
Net investment income	127.6	130.6	127.3
Net realized capital gains (losses)	1.1	(11.2)	(10.0)
Total revenues	282.5	272.4	283.4

Expenses
Benefits, claims and settlement expenses	163.3	151.1	161.6
Dividends to policyholders	89.3	97.4	86.8
Operating expenses	1.9	1.9	2.6
Total expenses	254.5	250.4	251.0
Closed Block revenues, net of Closed Block expenses, before income taxes	28.0	22.0	32.4
Income taxes	4.9	4.2	6.1
Closed Block revenues, net of Closed Block expenses and income taxes	23.1	17.8	26.3
Funding adjustments and other transfers	—	0.7	(1.4)
Closed Block revenues, net of Closed Block expenses, income taxes and funding adjustments	$23.1	$18.5	$24.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Beginning of year	$301.1	$319.6	$344.5
End of year	278.0	301.1	319.6
Change in maximum future earnings	$(23.1)	$(18.5)	$(24.9)

We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Acquisition Costs and Other Actuarial Balances

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contracts are capitalized in the period they are incurred. Maintenance costs and acquisition costs that are not deferrable are charged to operating expenses as incurred.

For our long-duration insurance products and certain investment contracts, DAC is amortized on a constant level basis over the expected life of the contracts using groupings and assumptions consistent with those used in computing policyholder liabilities. For each of our long-duration insurance products, we select an inforce measure as a basis for amortization that will result in a constant level amortization pattern for the expected life of the contract. If our actual contract terminations differ from our expectation, the amortization pattern is adjusted on a prospective basis.

Some of our life and disability products within the Benefits and Protection segment have renewal commissions resulting in new DAC capitalizations in the years following the initial capitalization. We also have life products that allow for underwritten death benefit increases and cost of living adjustments, resulting in an immaterial amount of new DAC capitalizations each year. The new capitalizations are added to the existing DAC balance when incurred and amortized over the remaining life of the business.

DAC on short-duration group benefits contracts is amortized over the estimated life of the underlying contracts.

We review and update actuarial experience assumptions (such as mortality, surrenders, lapse, and premium persistency) serving as inputs to the models that establish the expected life for DAC and other actuarial balances during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. We make model refinements as necessary, and any changes resulting from these assumption updates are applied prospectively.

DAC amortization expense of $387.7 million, $388.0 million and $388.7 million related to our long-duration and short-duration contracts was recorded in operating expenses on the consolidated statements of operations for the years ended December 31, 2025, 2024 and 2023, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following tables summarize disaggregated DAC amounts and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$528.9	$515.5
Individual variable annuities	385.3	323.4
Pension risk transfer	20.7	19.6
Individual fixed deferred annuities	66.9	84.2
Investment only	10.6	13.0
Total Retirement and Income Solutions	1,012.4	955.7
Benefits and Protection:
Specialty Benefits:
Individual disability	714.8	696.9
Life Insurance:
Universal life	1,514.3	1,527.7
Term life	598.1	636.6
Participating life	71.0	77.8
Total Benefits and Protection	2,898.2	2,939.0
Short-duration contracts	30.1	30.6
Total DAC per consolidated statements of financial position	$3,940.7	$3,925.3

Retirement and Income Solutions

The balances and changes in DAC were as follows:

	Workplace			Individual
	savings and	Individual	Pension	fixed
	retirement	variable	risk	deferred	Investment
	solutions	annuities	transfer	annuities	only
	(in millions)
Balances as of January 1, 2024	$506.4	$279.5	$15.4	$106.1	$11.5
Costs deferred	47.7	72.7	5.1	—	6.5
Amortized to expense	(38.6)	(28.8)	(0.9)	(21.9)	(5.0)
Balances as of December 31, 2024	515.5	323.4	19.6	84.2	13.0
Costs deferred	50.9	96.9	2.2	—	2.6
Amortized to expense	(37.5)	(35.0)	(1.1)	(17.3)	(5.0)
Balances as of December 31, 2025	$528.9	$385.3	$20.7	$66.9	$10.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and changes in DAC were as follows:

	Specialty Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life
	(in millions)
Balances as of January 1, 2024	$667.7	$1,545.3	$678.8	$84.7
Costs deferred	79.0	76.7	17.1	1.7
Amortized to expense	(49.8)	(94.3)	(59.3)	(8.6)
Balances as of December 31, 2024	696.9	1,527.7	636.6	77.8
Costs deferred	71.9	81.2	17.1	1.2
Amortized to expense	(54.0)	(94.6)	(55.6)	(8.0)
Balances as of December 31, 2025	$714.8	$1,514.3	$598.1	$71.0

Unearned Revenue Liability

An unearned revenue liability is established when we collect fees or other policyholder assessments, inclusive of cost of insurance charges, administrative charges and other similar fees, for services to be provided in future periods. These unearned front-end fees are deferred and the amortization is recorded using an approach consistent with DAC.

The unearned revenue liability is included within other policyholder funds in the consolidated statements of financial position. The following table summarizes disaggregated unearned revenue liability amounts and reconciles the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Benefits and Protection – Life Insurance:
Universal life	$532.9	$510.1
Total unearned revenue liability	$532.9	$510.1

Benefits and Protection

The balances and changes in the unearned revenue liability for Life Insurance – Universal life contracts were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	(in millions)
Balance at beginning of period	$510.1	$485.5
Deferrals	56.0	56.1
Revenue recognized	(33.2)	(31.5)
Balance at end of period	532.9	510.1
Reinsurance impact	(215.6)	(220.8)
Balance at end of period after reinsurance	$317.3	$289.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

9. Separate Account Balances

The separate accounts are legally segregated and are not subject to claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. Refer to Note 19, Fair Value Measurements, for further information on the valuation methodologies.

We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

The Retirement and Income Solutions segment offers variable annuity contracts that allow the policyholder to allocate deposits into various investment options in a separate account. The variable annuity contracts can also include GMWB riders and guaranteed minimum death benefit (“GMDB”) riders that are accounted for as MRBs. Retirement and Income Solutions also offers certain group annuity contracts that have separate accounts as an investment option.

The Benefits and Protection segment offers variable universal life products with separate account investment options.

Refer to Note 12, Market Risk Benefits, for further information on the MRBs associated with the contracts mentioned above.

As of December 31, 2025 and December 31, 2024, the separate accounts included a separate account valued at $81.7 million and $79.8 million, respectively, which primarily included shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. These shares are included in both basic and diluted earnings per share calculations. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Separate Account Assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities:
U.S. government and agencies	$9,758.2	$7,504.4
Non-U.S. governments	1,469.5	1,507.8
States and political subdivisions	162.3	170.1
Corporate	6,521.9	6,211.2
Residential mortgage-backed pass-through securities	3,467.1	3,726.4
Commercial mortgage-backed securities	261.3	201.4
Other debt obligations	339.0	529.6
Total fixed maturities	21,979.3	19,850.9
Equity securities	113,656.4	106,250.3
Real estate	445.9	441.4
Other investments	8,139.1	7,972.0
Cash and cash equivalents	4,676.3	3,518.6
Other assets	1,071.5	827.0
Total separate account assets per consolidated statements of financial position	$149,968.5	$138,860.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Separate Account Liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to separate account liabilities reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Group retirement contracts	$136,674.3	$125,103.1
Individual variable annuities	7,364.9	8,334.9
Total Retirement and Income Solutions	144,039.2	133,438.0
Benefits and Protection - Life Insurance:
Universal life	5,929.3	5,422.2
Total separate account liabilities per consolidated statements of financial position	$149,968.5	$138,860.2

Retirement and Income Solutions

The balances and the changes in separate account liabilities were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Group	Individual	Group	Individual
	retirement	variable	retirement	variable
	contracts	annuities	contracts	annuities
	(in millions)
Balance at beginning of period	$125,103.1	$8,334.9	$117,518.5	$9,131.9
Premiums and deposits (1)	15,458.7	157.1	16,573.1	344.5
Policy charges	(344.1)	(166.6)	(365.6)	(197.6)
Surrenders, withdrawals and benefit payments (1)	(17,649.8)	(1,790.0)	(19,191.4)	(1,977.7)
Investment performance	15,664.0	850.5	14,632.1	1,079.0
Net transfers (to) from general account (1)	(1,433.1)	(21.0)	(4,148.3)	(2.1)
Other (2)	(124.5)	—	84.7	(43.1)
Balance at end of period	$136,674.3	$7,364.9	$125,103.1	$8,334.9

Cash surrender value (3)	$135,606.1	$7,265.2	$123,965.4	$8,219.1

(1)	Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in net transfers from (to) separate account.
(2)	Includes amounts to be settled between the separate account and general account due to the timing of trade settlements as of the reporting date.

(3)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and the changes in separate account liabilities for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	(in millions)
Balance at beginning of period	$5,422.2	$4,991.3
Premiums and deposits (1)	178.7	212.4
Policy charges	(96.0)	(98.4)
Surrenders, withdrawals and benefit payments (1)	(296.2)	(421.7)
Investment performance	721.0	728.5
Net transfers (to) from general account (1)	(0.4)	10.1
Balance at end of period	$5,929.3	$5,422.2

Cash surrender value (2)	$5,969.3	$5,476.4

(1)	Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines are reflected in net transfers from (to) separate account.
(2)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. Certain products include surrender value enhancement riders that result in cash surrender values greater than account balances.

10. Contractholder Funds

Contractholder funds include policyholder account balances related to contracts with significant insurance risk and investment contracts.

The following tables summarize disaggregated policyholder account balance amounts and reconcile the totals to contractholder funds reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
		(As recast)
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$15,808.1	$13,982.8
Individual variable annuities	4,273.0	1,906.7
Individual fixed deferred annuities	3,728.0	4,460.7
Total Retirement and Income Solutions	23,809.1	20,350.2
Benefits and Protection – Life Insurance:
Universal life	6,867.5	6,953.7
Total policyholder account balances for contracts with significant insurance risk or investment contracts with significant fee revenue	30,676.6	27,303.9

Reconciling items:
Investment contracts without significant fee revenue (1)	14,597.4	15,678.8
Other balances (2)	24.2	25.8
Total contractholder funds per consolidated statements of financial position	$45,298.2	$43,008.5

(1)	Includes GICs, funding agreements and individual fixed income annuities. These contracts are not included within the disaggregated rollforward or guaranteed minimum interest rate (“GMIR”) disclosures below.
(2)	Includes insignificant balances for long-duration contracts and amounts that are not accrued to the benefit of the contractholder and, therefore, are not included within the disaggregated rollforward or GMIR disclosures below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

GICs and Funding Agreements

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the FHLB Des Moines under their membership funding programs. As of December 31, 2025 and 2024, $3,972.5 million and $3,976.5 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2025 and 2024, $75.7 million and $75.8 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2025 and 2024, $202.1 million and $202.0 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we established a funding agreements program in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In November 2025, the program was updated such that the special purpose entity may have outstanding medium term notes at any one time up to $10.0 billion. As of December 31, 2025 and 2024, $8,057.9 million and $8,335.8 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the United States Securities and Exchange Commission (“SEC”).

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Policyholder Account Balances

Retirement and Income Solutions

The changes in policyholder account balances were as follows:

	For the year ended December 31, 2025			For the year ended December 31, 2024
	Workplace			Workplace
	savings and	Individual	Individual	savings and	Individual	Individual
	retirement	variable	fixed deferred	retirement	variable	fixed deferred
	solutions	annuities	annuities (1)	solutions	annuities	annuities (1)
					(As recast)	(As recast)
	($ in millions)

Balance at beginning of period	$13,982.8	$1,906.7	$4,460.7	$12,721.5	$519.4	$5,534.1
Premiums and deposits	5,734.4	2,296.3	24.8	4,945.1	1,686.5	43.2
Policy charges	(36.7)	—	—	(36.7)	—	—
Surrenders, withdrawals and benefit payments	(4,206.8)	(1,927.4)	(878.5)	(3,791.8)	(2,098.2)	(1,255.7)
Net transfers from (to) separate account (2)	(162.1)	1,653.9	—	(220.5)	1,635.3	—
Interest credited	522.5	82.7	121.9	395.9	27.3	132.4
Change in fair value of embedded derivative	—	236.6	5.9	—	131.7	15.0
Other	(26.0)	24.2	(6.8)	(30.7)	4.7	(8.3)
Balance at end of period	$15,808.1	$4,273.0	$3,728.0	$13,982.8	$1,906.7	$4,460.7

Weighted-average crediting rate (3)	3.87%	3.37%	3.16%	3.26%	3.39%	3.09%
Cash surrender value (4)	$14,606.4	$4,123.4	$3,525.6	$12,524.6	$1,778.7	$4,208.5

(1)	We use the deposit method of accounting for the reinsurance of this exited business.
(2)	Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(3)	The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value.
(4)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. The cash surrender value for RILA products also includes an equity and bond adjustment that may result in cash surrender value being greater than account balance.

The net amount at risk for policyholder account balances for Individual variable annuities is equal to the MRB net amount at risk, as reported in Note 12, Market Risk Benefits. Workplace savings and retirement solutions and Individual fixed deferred annuities do not have guarantees that provide for benefits in excess of the current policyholder account balances.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The changes in policyholder account balances for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
		(As recast)
	($ in millions)
Balance at beginning of period	$6,953.7	$6,934.3
Premiums and deposits	1,305.7	1,283.7
Policy charges	(886.0)	(877.1)
Surrenders, withdrawals and benefit payments	(587.7)	(591.7)
Net transfers from (to) separate account (1)	(198.1)	(76.4)
Interest credited	304.2	306.7
Change in fair value of embedded derivative	17.3	19.6
Other	(41.6)	(45.4)
Balance at end of period	6,867.5	6,953.7
Reinsurance impact	(3,045.1)	(3,232.8)
Balance at end of period after reinsurance	$3,822.4	$3,720.9

Weighted-average crediting rate (2)	4.11%	4.13%
Net amount at risk (3)	$86,094.5	$86,141.3
Cash surrender value (4)	$6,045.7	$6,052.5

(1)	Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(2)	The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value, including indexed credits.

(3)	For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the death benefit in excess of the current account balance or the fixed death benefit at the consolidated statement of financial position date.

(4)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Guaranteed Minimum Interest Rate

The account values, for contracts with significant insurance risk and investment contracts with significant fee revenue by range of GMIR and the related range of difference, in basis points, between rates credited to policyholders and the respective GMIR were as follows. The amounts are before reinsurance impacts of our exited U.S. retail fixed annuity and ULSG businesses.

	December 31, 2025
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total
	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$—	$—	$—
1.01% - 2.00%	—	2,700.0	—	741.4	—	3,441.4
2.01% - 3.00%	195.0	189.1	673.2	3,935.8	4,471.3	9,464.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	11.9	—	—	—	—	11.9
Subtotal	214.5	2,889.1	673.2	4,677.2	4,471.3	12,925.3
No GMIR						2,882.8
Total						$15,808.1

Individual variable annuities
Up to 1.00%	$14.8	$—	$—	$—	$—	$14.8
1.01% - 2.00%	3.9	—	—	—	—	3.9
2.01% - 3.00%	197.2	—	—	—	—	197.2
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	215.9	—	—	—	—	215.9
No GMIR						4,057.1
Total						$4,273.0

Individual fixed deferred annuities
Up to 1.00%	$166.2	$8.9	$25.7	$78.8	$969.1	$1,248.7
1.01% - 2.00%	66.8	0.2	3.1	21.8	7.6	99.5
2.01% - 3.00%	2,101.8	—	—	—	—	2,101.8
3.01% - 4.00%	133.4	—	—	—	—	133.4
4.01% and above	—	—	—	—	—	—
Subtotal	2,468.2	9.1	28.8	100.6	976.7	3,583.4
No GMIR						144.6
Total						$3,728.0

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$—	$14.8	$31.2	$46.0
1.01% - 2.00%	239.6	—	344.3	621.7	458.0	1,663.6
2.01% - 3.00%	566.6	592.3	711.4	391.8	4.9	2,267.0
3.01% - 4.00%	1,552.7	55.6	28.6	112.7	3.3	1,752.9
4.01% and above	17.0	9.6	16.1	7.7	—	50.4
Subtotal	2,375.9	657.5	1,100.4	1,148.7	497.4	5,779.9
No GMIR						1,087.6
Total						$6,867.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total
	(As recast)
	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$1,041.7	$445.2	$1,486.9
1.01% - 2.00%	3,727.0	—	—	1,056.3	—	4,783.3
2.01% - 3.00%	4.6	186.9	1.8	2,900.0	2,740.1	5,833.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	13.9	—	—	—	—	13.9
Subtotal	3,753.1	186.9	1.8	4,998.0	3,185.3	12,125.1
No GMIR						1,857.7
Total						$13,982.8

Individual variable annuities
Up to 1.00%	$19.2	$—	$—	$—	$—	$19.2
1.01% - 2.00%	3.8	—	—	—	—	3.8
2.01% - 3.00%	231.5	—	—	—	—	231.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	254.5	—	—	—	—	254.5
No GMIR						1,652.2
Total						$1,906.7

Individual fixed deferred annuities
Up to 1.00%	$213.1	$27.5	$56.0	$196.9	$1,093.2	$1,586.7
1.01% - 2.00%	78.8	0.3	4.8	48.2	7.4	139.5
2.01% - 3.00%	2,416.4	—	—	—	—	2,416.4
3.01% - 4.00%	142.0	—	—	—	—	142.0
4.01% and above	—	—	—	—	—	—
Subtotal	2,850.3	27.8	60.8	245.1	1,100.6	4,284.6
No GMIR						176.1
Total						$4,460.7

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$1.5	$14.9	$4.9	$21.3
1.01% - 2.00%	268.6	—	424.0	518.6	452.3	1,663.5
2.01% - 3.00%	646.0	632.2	771.9	368.7	6.3	2,425.1
3.01% - 4.00%	1,559.7	56.7	34.5	105.4	7.0	1,763.3
4.01% and above	23.5	2.5	7.0	18.9	—	51.9
Subtotal	2,497.8	691.4	1,238.9	1,026.5	470.5	5,925.1
No GMIR						1,028.6
Total						$6,953.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

11. Future Policy Benefits and Claims

Future policy benefits and claims include reserves for short-duration contracts and long-duration contracts as well as certain reinsurance balances, when in a liability position.

The following tables summarize disaggregated amounts included in future policy benefit and claims and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Liability for future policy benefits by segment (1):
Retirement and Income Solutions:
Pension risk transfer	$27,349.3	$24,958.1
Individual fixed income annuities	4,367.4	4,504.6
Total Retirement and Income Solutions	31,716.7	29,462.7
Benefits and Protection:
Specialty Benefits:
Individual disability	1,994.2	1,829.0
Life Insurance:
Term life	1,515.7	1,248.0
Total Benefits and Protection	3,509.9	3,077.0
Corporate:
Long-term care insurance	166.7	164.8
Total liability for future policy benefits	35,393.3	32,704.5

Additional liability for certain benefit features by segment (2):
Benefits and Protection – Life Insurance:
Universal life	6,604.8	6,037.2
Total additional liability for certain benefit features	6,604.8	6,037.2

Reconciling items:
Participating contracts	2,784.3	2,924.2
Short-duration contracts	1,205.2	1,267.4
Cost of reinsurance liability	1,210.9	1,202.2
Reinsurance recoverable liability	23.5	60.3
Other (3)	173.8	107.5
Future policy benefits and claims per consolidated statements of financial position	$47,395.8	$44,303.3

(1)	Amounts include the deferred profit liability.
(2)	Includes reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years.
(3)	Includes other miscellaneous reserves and the impact of unrealized gains (losses) on the additional liability for certain benefit features.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Balance at beginning of period	$1,379.9	$1,405.9	$1,395.0
Less: reinsurance recoverable	61.2	67.8	68.6
Net balance at beginning of period	1,318.7	1,338.1	1,326.4
Incurred:
Current year	1,806.4	1,749.4	1,650.4
Prior years	(129.2)	(111.2)	(95.4)
Total incurred	1,677.2	1,638.2	1,555.0
Payments:
Current year	1,348.8	1,288.0	1,189.2
Prior years	367.3	369.6	354.1
Total payments	1,716.1	1,657.6	1,543.3
Net balance at end of period	1,279.8	1,318.7	1,338.1
Plus: reinsurance recoverable	62.6	61.2	67.8
Balance at end of period	$1,342.4	$1,379.9	$1,405.9

Incurred liability adjustments relating to prior years, which affected current operations during 2025, 2024 and 2023, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Short-Duration Contracts

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness, accident, PFML, hospital indemnity and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities. Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses. The premium deficiency reserve calculation considers, among other factors, anticipated investment income.

We have defined claim frequency as follows for each short-duration product:

•	LTD: Claim frequency is based on submitted reserve claim counts.

•	Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.

•	Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.

•	STD, Critical Illness, Accident, Hospital Indemnity and PFML: Claim frequency is based on submitted claims.

•	Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2025.

Claims Development

The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.

LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2025	2025
	($ in millions)
Incurral year
2016	$229.8	$228.4	$219.4	$219.5	$214.4	$218.7	$221.9	$219.0	$218.0	$218.1	$0.1	6,173
2017		238.4	239.7	243.1	245.8	245.2	246.5	248.9	248.7	246.4	0.1	6,093
2018			239.4	245.1	239.2	239.8	235.3	238.0	241.9	241.1	0.1	5,786
2019				255.2	248.4	240.4	240.2	238.6	243.4	240.1	0.1	5,963
2020					252.1	231.0	221.1	217.7	211.3	210.6	0.1	5,947
2021						259.7	244.5	221.6	221.2	210.0	0.5	5,594
2022							274.3	240.5	227.6	222.6	6.1	5,660
2023								267.4	245.2	227.6	19.7	5,407
2024									263.9	239.0	3.5	4,421
2025										254.4	95.4	2,747
Total net incurred claims										$2,309.9

	Net cumulative paid claims (1)
	December 31,
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(in millions)
Incurral year
2016	$16.2	$70.6	$105.6	$124.9	$136.8	$147.2	$157.1	$165.3	$171.5	$177.2
2017		17.8	76.5	115.0	135.9	151.7	165.4	176.8	185.6	193.2
2018			20.1	79.9	115.7	135.7	150.3	163.3	173.3	182.1
2019				19.2	79.7	117.5	136.4	150.6	163.6	173.7
2020					20.6	78.8	113.1	130.0	140.8	150.4
2021						19.8	79.0	113.2	128.6	140.4
2022							19.6	76.6	111.4	127.9
2023								20.0	77.3	108.1
2024									24.5	81.3
2025										23.0
Total net paid claims										1,357.3
All outstanding liabilities for unpaid claims prior to 2016 net of reinsurance										250.0
Total outstanding liabilities for unpaid claims net of reinsurance										$1,202.6

(1) 2016-2024 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Dental, Vision, STD, Critical Illness, Accident, Hospital Indemnity and PFML Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2024	2025	2025	2025
	($ in millions)
Incurral year
2024	$1,129.3	$1,112.6	$—	4,989,358
2025		1,181.8	64.0	4,888,403
Total net incurred claims		$2,294.4

	Net cumulative
	paid claims (1)
	December 31,
	2024	2025
	(in millions)
Incurral year
2024	$1,039.9	$1,111.8
2025		1,094.6
Total net paid claims		2,206.4
All outstanding liabilities for unpaid claims prior to 2024 net of reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$88.0

(1) 2024 unaudited.

Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2024	2025	2025	2025
	($ in millions)
Incurral year
2024	$285.1	$291.8	$1.0	6,027
2025		294.1	31.8	5,230
Total net incurred claims		$585.9

	Net cumulative
	paid claims (1)
	December 31,
	2024	2025
	(in millions)
Incurral year
2024	$223.7	$289.5
2025		231.2
Total net paid claims		520.7
All outstanding liabilities for unpaid claims prior to 2024 net of reinsurance		2.3
Total outstanding liabilities for unpaid claims net of reinsurance		$67.5

(1) 2024 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2025
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,202.6	$88.0	$67.5	$1,358.1

Reconciling items:
Reinsurance recoverable on unpaid claims	31.8	—	0.9	32.7
Impact of discounting	(230.5)	—	—	(230.5)
Loss adjustment expense liability	17.1	4.3	9.3	30.7
Liability for unpaid claims - short-duration contracts	$1,021.0	$92.3	$77.7	1,191.0
Insurance contracts other than short-duration				151.4
Liability for unpaid claims				$1,342.4

Claim Duration and Payout

Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2025 (1)
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group Life	Accident, Hospital
Year	Waiver	Indemnity and PFML	Group Life
1	8.7%	92.5%	77.9%
2	25.4	7.4	20.0
3	15.5
4	8.0
5	5.8
6	5.2
7	4.4
8	3.6
9	3.0
10	2.6

(1) Unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Discounting

The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML		Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2025	$1,021.0	$92.3		$77.7
December 31, 2024	1,062.1	94.3		83.9
Range of discount rates
December 31, 2025	2.8 - 7.0%	__ - __	%	__ - __	%
December 31, 2024	2.8 - 7.0	__ - __		__ - __
Aggregate amount of discount
December 31, 2025	$230.5	$—		$—
December 31, 2024	226.6	—		—
Interest accretion
For the year ended:
December 31, 2025	$36.7	$—		$—
December 31, 2024	34.7	—		—
December 31, 2023	34.7	—		—

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Duration Contracts

Gross Premiums or Assessments and Interest Accretion

The amount of gross premiums or assessments and interest accretion recognized by segment in the consolidated statements of operations was as follows:

	Gross premiums or assessments (1)			Interest accretion (2)
	For the year ended			For the year ended
	December 31,			December 31,
	2025	2024	2023	2025	2024	2023
	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$2,959.3	$3,103.1	$2,905.9	$1,234.2	$1,135.1	$1,008.6
Individual fixed income annuities	31.0	46.6	42.5	197.2	208.4	219.1
Total Retirement and Income Solutions	2,990.3	3,149.7	2,948.4	1,431.4	1,343.5	1,227.7
Benefits and Protection:
Specialty Benefits:
Individual disability	651.5	640.0	624.6	105.0	99.8	94.5
Life Insurance:
Universal life	718.6	715.3	681.8	282.4	253.3	209.2
Term life	693.6	673.3	649.1	66.6	57.0	48.2
Total Benefits and Protection	2,063.7	2,028.6	1,955.5	454.0	410.1	351.9
Corporate:
Long-term care insurance	5.2	4.9	5.1	9.4	9.3	9.6
Total per consolidated statements of operations	$5,059.2	$5,183.2	$4,909.0	$1,894.8	$1,762.9	$1,589.2

(1)	Gross premiums are included within premiums and other considerations on the consolidated statements of operations. Assessments, which are only applicable to the Life Insurance – Universal life level of aggregation, are included within fees and other revenues on the consolidated statements of operations.

(2)	Interest accretion is included within benefits, claims and settlement expenses on the consolidated statements of operations.

Liability for Future Policy Benefits

The liability for future policy benefits (“LFPB”) for individual and group annuities is generally equal to the present value of expected future policy benefit payments. The reserves are computed using assumptions for mortality and interest. The LFPB for non-participating term life insurance, individual disability income contracts and individual and group long-term care contracts is generally equal to the present value of expected future policy benefit payments less the present value of expected net premiums. The reserves are computed using assumptions for mortality, interest, morbidity and lapse. Cohorts are used as the unit of account for liability measurement. Actual cash flows are grouped into issue-year cohorts for the liability calculation and updated quarterly. We review and update, if necessary, assumptions used to measure cash flows for the LFPB during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. The change in our liability estimate as a result of updating cash flow assumptions is recognized in net income.

An interest accretion rate is determined for an identified cohort and remains unchanged after the issue year. For policies issued on or prior to December 31, 2020, the interest accretion rate is based on the assumed investment yield when the business was issued. For policies issued after December 31, 2020, the interest accretion rate is based on the upper-medium grade fixed-income instrument yields, which is generally equivalent to a single-A rated bond yield matched to the duration of our insurance liabilities, when the business was issued.

The LFPB is remeasured to reflect current upper-medium grade fixed-income instrument yields as of each reporting date. The liability is calculated by discounting cash flows using rate curves reflecting the currency and duration of the insurance liabilities. For discount rate tenors, or points on the curves, where the upper-medium grade fixed-income instrument yields are not liquid or limited observable market data is available, we use various estimation techniques consistent with fair value measurement guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Further details regarding reference rates used are included under “Interest Accretion and Current Discount Rates.”

Retirement and Income Solutions

The balances and the changes in the present value for expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Pension	Individual	Pension	Individual
	risk	fixed income	risk	fixed income
	transfer	annuities	transfer	annuities
	($ in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$24,958.1	$4,504.6	$23,855.8	$4,914.1
Effect of changes in discount rate assumptions at beginning of period	1,938.8	420.4	1,036.1	296.7
Balance at beginning of period at original discount rate	26,896.9	4,925.0	24,891.9	5,210.8
Effect of changes in cash flow assumptions	—	—	(3.4)	(38.4)
Effect of actual variances from expected experience	(17.9)	2.3	(1.5)	(1.7)
Adjusted beginning of period balance at original discount rate	26,879.0	4,927.3	24,887.0	5,170.7
Interest accrual	1,234.2	197.2	1,135.1	208.4
Benefit payments	(2,442.8)	(490.0)	(2,238.1)	(500.2)
Issuances	2,973.2	30.5	3,112.9	46.1
Balance at end of period at original discount rate	28,643.6	4,665.0	26,896.9	4,925.0
Effect of changes in discount rate assumptions at end of period	(1,294.3)	(297.6)	(1,938.8)	(420.4)
Future policy benefits	27,349.3	4,367.4	24,958.1	4,504.6
Reinsurance impact	(4,366.7)	(4,310.3)	(3,734.0)	(4,469.4)
Future policy benefits after reinsurance	$22,982.6	$57.1	$21,224.1	$35.2

Weighted-average duration for future policy benefits (years) (1)	7.9	7.1	8.0	7.2

(1)	Represents the average of the cohort-level duration of the benefit cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and the changes in the present value for expected net premiums and expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Specialty	Life	Specialty	Life
	Benefits	Insurance	Benefits	Insurance
	Individual		Individual
	disability	Term life	disability	Term life
	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$2,680.6	$4,107.2	$2,552.3	$3,793.7
Effect of changes in discount rate assumptions at beginning of period	436.4	290.1	313.7	100.1
Balance at beginning of period at original discount rate	3,117.0	4,397.3	2,866.0	3,893.8
Effect of changes in cash flow assumptions	(22.5)	163.2	183.9	419.9
Effect of actual variances from expected experience	114.8	11.7	168.3	42.5
Adjusted beginning of period balance at original discount rate	3,209.3	4,572.2	3,218.2	4,356.2
Interest accrual	108.8	208.7	103.5	190.9
Net premiums collected	(298.0)	(418.8)	(289.1)	(390.8)
Issuances	70.5	228.5	84.4	241.0
Balance at end of period at original discount rate	3,090.6	4,590.6	3,117.0	4,397.3
Effect of changes in discount rate assumptions at end of period	(349.8)	(198.4)	(436.4)	(290.1)
Balance at end of period	$2,740.8	$4,392.2	$2,680.6	$4,107.2

Present value of expected future policy benefit payments
Balance at beginning of period	$4,509.6	$5,355.2	$4,450.7	$4,879.6
Effect of changes in discount rate assumptions at beginning of period	1,302.8	366.0	903.5	124.5
Balance at beginning of period at original discount rate	5,812.4	5,721.2	5,354.2	5,004.1
Effect of changes in cash flow assumptions	(42.6)	240.4	216.2	488.1
Effect of actual variances from expected experience	107.9	4.1	173.2	45.1
Adjusted beginning of period balance at original discount rate	5,877.7	5,965.7	5,743.6	5,537.3
Interest accrual	213.8	275.3	203.3	247.9
Benefit payments	(234.1)	(359.7)	(219.0)	(321.6)
Issuances	68.9	242.3	84.5	257.6
Balance at end of period at original discount rate	5,926.3	6,123.6	5,812.4	5,721.2
Effect of changes in discount rate assumptions at end of period	(1,191.3)	(215.7)	(1,302.8)	(366.0)
Balance at end of period	$4,735.0	$5,907.9	$4,509.6	$5,355.2

Future policy benefits (1)	$1,994.2	$1,515.7	$1,829.0	$1,248.0
Reinsurance impact	(430.0)	(491.5)	(412.1)	(333.8)
Future policy benefits after reinsurance	$1,564.2	$1,024.2	$1,416.9	$914.2

Weighted-average duration for future policy benefits (years) (2)	17.2	7.4	18.3	8.4

(1)	Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

(2)	Represents the average of the cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We updated our actuarial assumptions during the third quarter of 2025, resulting in a $20.1 million decrease in the LFPB and a $16.2 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to morbidity assumptions. The updates also resulted in a $77.2 million increase in the LFPB and a $54.1 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to lapse and mortality assumptions.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $32.3 million increase in the LFPB and an $18.2 million decrease to income before taxes, net of reinsurance, for Individual disability. This was primarily due to unfavorable updates to morbidity and lapse assumptions. The updates also resulted in a $68.2 million increase in the LFPB and a $45.0 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality and lapse assumptions.

Additional Liability for Certain Benefit Features

The LFPB also includes an additional reserve on certain universal life contracts where benefit features result in gains in early years followed by losses in later years. The liability for these future losses is accrued in relation to estimated contract assessments. A premium deficiency exists if the net liabilities together with future premiums are determined to be insufficient to provide for expected future policy benefits. Premium deficiency testing considers, among other factors, anticipated investment income and does not include a provision for adverse deviation. We did not have a premium deficiency reserve as of December 31, 2025 or December 31, 2024.

The balances and the changes in the additional liability for certain benefit features for Life Insurance – Universal life contracts, excluding the impact of unrealized gains (losses), were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Balance at beginning of period	$6,037.2	$5,326.5
Effect of changes in cash flow assumptions	6.8	151.9
Effect of actual variances from expected experience	18.5	28.0
Interest accrual	282.4	253.3
Net assessments collected	430.6	425.2
Benefit payments	(170.7)	(147.7)
Balance at end of period	6,604.8	6,037.2
Reinsurance impact	(6,593.6)	(6,011.3)
Balance at end of period after reinsurance	$11.2	$25.9

Weighted-average duration for additional liability (years) (1)	21.6	23.3

(1)	Represents the average of the cohort-level duration of the benefits less the net assessment cash flows weighted by the reserve balance for each cohort.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $151.9 million increase in the additional liability for certain benefit features primarily due to mortality assumptions related to ULSG products, resulting in a $0.3 million decrease to income before taxes, net of reinsurance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Corporate

The balances and the changes in the present value for expected net premiums and expected future policy benefits for long-term care insurance were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$30.8	$42.8
Effect of changes in discount rate assumptions at beginning of period	(1.3)	(3.0)
Balance at beginning of period at original discount rate	29.5	39.8
Effect of changes in cash flow assumptions	3.3	(5.3)
Effect of actual variances from expected experience	0.3	(2.2)
Adjusted beginning of period balance at original discount rate	33.1	32.3
Interest accrual	1.8	1.9
Net premiums collected	(4.5)	(4.7)
Balance at end of period at original discount rate	30.4	29.5
Effect of changes in discount rate assumptions at end of period	2.0	1.3
Balance at end of period	$32.4	$30.8

Present value of expected future policy benefit payments
Balance at beginning of period	$195.6	$209.5
Effect of changes in discount rate assumptions at beginning of period	(8.8)	(20.0)
Balance at beginning of period at original discount rate	186.8	189.5
Effect of changes in cash flow assumptions	1.3	(1.2)
Effect of actual variances from expected experience	3.4	2.5
Adjusted beginning of period balance at original discount rate	191.5	190.8
Interest accrual	11.2	11.2
Benefit payments	(16.3)	(15.2)
Balance at end of period at original discount rate	186.4	186.8
Effect of changes in discount rate assumptions at end of period	12.7	8.8
Balance at end of period	$199.1	$195.6

Future policy benefits (1)	$166.7	$164.8
Reinsurance impact	(166.7)	(164.8)
Future policy benefits after reinsurance	$—	$—

Weighted-average duration for future policy benefits (years) (2)	9.7	9.3

(1)	Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

(2)	Represents the average of cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Expected Future Gross Premiums and Benefit Payments

The amounts of expected undiscounted future benefit payments, expected undiscounted future gross premiums and expected discounted future gross premiums, utilizing the current upper-medium fixed-income instrument yield, were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Pension risk transfer
Expected undiscounted future benefit payments	$42,601.7	$39,532.3

Individual fixed income annuities
Expected undiscounted future benefit payments	$6,221.3	$6,622.6

Benefits and Protection – Specialty Benefits:
Individual disability
Expected discounted future gross premiums	$5,683.8	$5,484.0
Expected undiscounted future gross premiums	$8,763.7	$8,680.0
Expected undiscounted future benefit payments	$9,951.7	$9,808.8

Benefits and Protection – Life Insurance:
Term life
Expected discounted future gross premiums	$6,929.2	$6,651.2
Expected undiscounted future gross premiums	$11,960.4	$11,391.4
Expected undiscounted future benefit payments	$9,653.9	$8,970.7

Corporate:
Long-term care insurance
Expected discounted future gross premiums	$37.4	$38.4
Expected undiscounted future gross premiums	$52.7	$55.7
Expected undiscounted future benefit payments	$363.1	$357.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Interest Accretion and Current Discount Rates

The interest accretion rate shown for each level of aggregation is an average of the cohort-level accretion rates weighted by the reserve balance for each cohort within that level of aggregation. The current discount rate is calculated at a cohort-level based on current upper-medium fixed-income instrument yields and weighted by the reserve balance for each cohort within each level of aggregation. The weighted-average rates were as follows:

	Interest accretion rate		Current discount rate
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Retirement and Income Solutions:
Pension risk transfer	4.70%	4.61%	5.28%	5.55%
Individual fixed income annuities	4.22%	4.22%	5.16%	5.50%
Benefits and Protection:
Specialty Benefits:
Individual disability	3.84%	3.89%	5.43%	5.64%
Life Insurance:
Universal life	4.74%	4.75%	See note (1)	See note (1)
Term life	4.81%	4.82%	4.91%	5.35%
Corporate:
Long-term care insurance	6.16%	6.16%	5.36%	5.58%

(1)	The additional liability for certain benefit features for Life Insurance – Universal life is measured using the discount rate at contract inception. Therefore, the current discount rate is not applicable for this product.

12. Market Risk Benefits

Contracts or contract features that provide protection to the policyholder from capital market risk, including equity, interest rate or foreign exchange risk, and expose us to other-than-nominal capital market risk are classified as MRBs. We issue certain annuity contracts that include MRBs that have been bifurcated from the host contract. The Retirement and Income Solutions segment offers variable annuity products with GMWB riders and GMDB riders, including return-of-premium GMDB and GMWB riders for its RILA products.

MRBs are measured at fair value at the contract level and can be in either an asset or liability position, depending on certain inputs at the reporting date. MRB assets and liabilities are presented separately within the consolidated statements of financial position. Increases to an asset or decreases to a liability are described as favorable changes to fair value.

Changes in fair value are reported in MRB remeasurement (gain) loss on the consolidated statements of operations. However, the change in fair value related to our own nonperformance risk is reported in OCI. For contracts that contain multiple MRB features, the MRBs are valued on a combined basis using an integrated model.

MRBs are classified as Level 3 fair value measurements as the fair value is based on unobservable inputs. The key assumptions for calculating the fair value of the MRBs are market assumptions such as equity market returns, interest rate levels, market volatility and correlations and policyholder behavior assumptions such as lapse, mortality, utilization and withdrawal patterns. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk for MRBs is based on the current market credit spreads for debt-like instruments we have issued and are available in the market. Increases (decreases) in our own nonperformance risk, which impacts the rates used to discount future cash flows, could lead to favorable (unfavorable) changes in the fair value of the MRBs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-term interest rates are used as the mean return when projecting the growth in the value of the associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. An increase (decrease) in risk-free rates could cause a favorable (unfavorable) change in the fair value of the MRBs. A decrease (increase) in market volatilities could cause a favorable (unfavorable) change in the fair value of the MRBs.

An increase (decrease) in mortality rates or the overall lapse rate assumptions could cause a favorable (unfavorable) change in the fair value of the MRBs. The lapse rate assumption may vary dynamically based on the relationship between the guarantee and associated account value. A weaker (stronger) dynamic lapse rate assumption could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. A decrease (increase) in the number of contractholders taking withdrawals, contractholders taking withdrawals earlier versus later, or contractholders taking more versus less of their benefit could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The following tables summarize disaggregated MRB amounts in an asset and liability position reported in the consolidated statements of financial position.

	December 31, 2025			December 31, 2024
			Net asset			Net asset
	Asset	Liability	(liability)	Asset	Liability	(liability)
	(in millions)
Retirement and Income Solutions:
Individual variable annuities	$197.1	$66.9	$130.2	$199.5	$62.1	$137.4
Total MRB per consolidated statements of financial position	$197.1	$66.9	$130.2	$199.5	$62.1	$137.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Retirement and Income Solutions

The net asset (liability) balances and the changes in the valuation of the MRBs for Individual variable annuities were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Balance at beginning of period	$137.4	$41.5
Effect of changes in nonperformance risk at beginning of period	19.0	7.7
Adjusted balance at beginning of period	156.4	49.2
Effect of:
Interest accrual and expected policyholder behavior	(62.8)	(66.8)
Benefit payments	—	0.6
Changes in interest rates	13.0	100.4
Changes in equity markets	53.1	92.4
Changes in equity index volatility	(8.3)	12.0
Actual policyholder behavior different from expected behavior	(3.9)	(12.7)
Changes in future expected policyholder behavior	—	(20.2)
Changes in other future expected assumptions	(0.3)	1.5
Adjusted balance at end of period	147.2	156.4
Effect of changes in nonperformance risk at end of period	(17.0)	(19.0)
Balance at end of period	$130.2	$137.4

Weighted-average attained age of policyholders (years) (1)	67.0	67.4
Net amount at risk (2)	$29.3	$46.8

(1)	The weighted-average attained age is calculated at the contract level using the total contributions since inception and the age of the contractholders.
(2)	The net amount at risk for our GMDB riders is defined as the current GMDB amount in excess of the current account balance. The net amount at risk for our GMWB riders is defined as the greater of the present value of the GMWB payments less the current account balance or zero. For contracts with both GMDB and GMWB riders, the net amount at risk is the greater of the GMDB or GMWB net amount at risk. We had a decrease in the net amount at risk in 2025 primarily as a result of increases in the equity markets.

Significant changes to inputs and assumptions that impacted the change in the MRB fair value measurement shown above were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
		Change in net		Change in net
	Change in input	MRB asset (liability)	Change in input	MRB asset (liability)
Long-term interest rate	Increased	Favorable	Increased	Favorable
Equity markets	Increased	Favorable	Increased	Favorable
Equity market volatilities	Increased	Unfavorable	Decreased	Favorable
Own nonperformance risk	Increased	Favorable	Decreased	Unfavorable

See “Unobservable Inputs for Fair Value Measurement” for additional details on the inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Unobservable Inputs for Fair Value Measurement

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements of MRBs. The utilization rate and mortality rate inputs are omitted from the table as a range does not provide meaningful presentation. The utilization rate represents the number of contractholders taking withdrawals in addition to the amount and timing of the withdrawals. The mortality rate is an input based on an appropriate industry mortality table.

	December 31, 2025				December 31, 2024
				Weighted-				Weighted-
	Range of inputs			Average	Range of inputs			Average
Retirement and Income Solutions:
Individual variable annuities
Long-term interest rate (1)	4.80	-	4.84%	4.82%	4.78	-	4.85%	4.81%
Long-term equity market volatility	17.80	-	38.80%	21.94%	18.10	-	35.53%	21.76%
Nonperformance risk	0.49	-	1.12%	0.95%	0.40	-	1.10%	0.89%
Lapse rate	0.90	-	55.00%	6.51%	0.90	-	55.00%	5.79%

(1)	Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. The rate curves are derived from an interpolation between various observable swap rates.

13. Reinsurance

We reinsure a portion of the insurance risks associated with our individual disability, traditional life, universal life, medical and long-term care insurance as well as pension risk transfer and retail fixed annuity contracts with significant life insurance risk through reinsurance agreements with affiliated and unaffiliated reinsurance companies, primarily on a quota share, excess loss, yearly renewable term (“YRT”) or coinsurance basis. We have coinsurance with funds withheld reinsurance agreements in which we cede certain of our term life and PRT blocks of business using the reinsurance method of accounting. We also have coinsurance with funds withheld reinsurance agreements in which we cede our retail fixed annuity and ULSG blocks of business using both the reinsurance and deposit methods of accounting.

We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2025 and 2024, we had $19,810.7 million and $18,698.7 million of reinsurance recoverable assets, respectively, included in reinsurance recoverable and deposit receivable on the consolidated statements of financial position, which does not reflect potentially offsetting impacts of collateral. As of December 31, 2025 and 2024, we had $23.5 million and $60.3 million of reinsurance recoverable liabilities, respectively, included in future policy benefits and claims on the consolidated statements of financial position. As of December 31, 2025 and 2024, $19,541.1 million, or 99%, and $18,396.2 million, or 99%, were with our five largest ceded reinsurers, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Premiums and other considerations:
Direct	$6,777.3	$6,822.9	$6,423.8
Assumed	549.5	532.4	517.0
Ceded	(1,539.9)	(1,264.1)	(544.1)
Net premiums and other considerations	$5,786.9	$6,091.2	$6,396.7
Benefits, claims and settlement expenses:
Direct	$8,835.0	$8,681.1	$8,022.0
Assumed	1,059.5	1,019.8	853.7
Ceded (1)	(2,766.1)	(2,868.5)	(1,649.5)
Net benefits, claims and settlement expenses	$7,128.4	$6,832.4	$7,226.2
Liability for future policy benefits remeasurement (gain) loss:
Direct	$(32.0)	$124.7	$466.9
Assumed	85.4	126.9	269.6
Ceded (1)	(4.9)	409.6	(789.0)
Net liability for future policy benefits remeasurement (gain) loss	$48.5	$661.2	$(52.5)

(1)	Includes the one-time impact of YRT reinsurance transactions in 2024.

As of December 31, 2025 and 2024, we had a $4,076.1 million and $4,897.6 million reinsurance deposit receivable, respectively.

Refer to Note 5, Investments, for information on our financing receivables valuation allowance related to the reinsurance recoverable and deposit receivable.

Cost of Reinsurance

A reinsurance asset or liability is established to spread the expected net reinsurance costs or profits over the expected term of the contracts. The cost of reinsurance asset and liability are reported in premiums due and other receivables and liability for future policy benefits and claims, respectively, on the consolidated statements of financial position. The cost of reinsurance asset and liability included on the consolidated statements of financial position were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Cost of reinsurance asset	$3,327.7	$3,426.5

Cost of reinsurance liability	$1,210.8	$1,202.2

Cost of reinsurance amortization, including the impact of remeasurement, of $106.6 million, $642.3 million and $20.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, was reported in benefits, claims and settlement expenses and liability for future policy benefits remeasurement (gain) loss on the consolidated statements of operations. The 2024 impacts of remeasurement include the one-time impact of YRT reinsurance transactions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Funds Withheld

The following assets were held in support of our reserves associated with our coinsurance with funds withheld agreements and are reported in the line items shown on the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities, available-for-sale	$17,723.8	$17,514.5
Fixed maturities, trading	279.3	299.4
Equity securities	0.3	0.3
Mortgage loans	2,401.6	2,620.2
Other investments	1,732.6	1,166.7
Cash and cash equivalents	849.8	1,200.6
Accrued interest income	212.1	213.8
Net other liabilities	(159.0)	(287.7)
Net assets	$23,040.5	$22,727.8

Certain assets are reported at amortized cost while the fair value of those assets is reflected in the funds withheld payable. As of December 31, 2025 and 2024, we had a $22,910.0 million and $22,497.9 million funds withheld payable, which was net of a $2,432.6 million and $2,906.0 million embedded derivative asset, respectively. The change in fair value of the embedded derivative was a gain (loss) of $(473.4) million, $579.9 million and $(1,326.7) million for the years ended December 31, 2025, 2024 and 2023, respectively.

While the economic benefits of the funds withheld assets flow to the reinsurers, we retain legal ownership of the assets within the funds withheld account. Guidelines are in place to ensure the investment risk is appropriately managed. Net investment income and net realized capital gains (losses) related to the assets on the consolidated statements of operations is reported net of the amounts that flow to the reinsurers. The realized gains and losses that do not flow to the reinsurers are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Following are the components of net investment income on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale	$1,000.0	$1,028.2	$906.9
Fixed maturities, trading	20.3	21.5	11.9
Equity securities	—	—	0.2
Mortgage loans	117.5	138.3	125.2
Cash and cash equivalents	40.4	59.5	58.9
Other	166.7	90.1	63.9
Total	1,344.9	1,337.6	1,167.0
Investment expenses	(30.9)	(41.4)	(24.7)
Net investment income	$1,314.0	$1,296.2	$1,142.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Following are the components of net realized capital gains (losses) on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale	$(53.2)	$(58.7)	$(230.9)
Fixed maturities, trading	(10.4)	—	(0.1)
Equity securities	—	—	(1.2)
Mortgage loans	(1.4)	(1.9)	(34.1)
Derivatives	(1.0)	2.4	7.2
Other	(4.0)	—	—
Net realized capital losses	$(70.0)	$(58.2)	$(259.1)

14. Debt

Short-Term Debt

The components of short-term debt were as follows:

			December 31, 2025
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Total			$800.0	$—

			December 31, 2024
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Principal Credit Real Estate Income Trust	Secured subscription facility		126.0	119.0
Total			$926.0	$119.0

Our revolving credit facility is committed and available for general corporate purposes. This credit facility also provides 100% back-stop support for our commercial paper program, of which we had no outstanding balances as of both December 31, 2025 and 2024.

A VIE that was deconsolidated in 2025 had short-term debt from a secured subscription facility. The facility provided for revolving loans, up to a maximum aggregate availability of $150.0 million, which were secured by outstanding capital commitments of us and an unaffiliated insurance company. Borrowings were permitted for any purpose under the borrowers’ constituent documents and were required to be repaid within twelve months of issuance. The weighted-average interest rate on short-term borrowings from this facility as of December 31, 2024, was 6.84%.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Term Debt

The components of long-term debt were as follows:

	December 31, 2025
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$2.9	$—	$2.9
Total long-term debt	$2.9	$—	$2.9

	December 31, 2024
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Secured credit facilities	$21.8	$—	$21.8
Non-recourse mortgages and notes payable	3.0	(0.1)	2.9
Total long-term debt	$24.8	$(0.1)	$24.7

A VIE that was deconsolidated in 2025 had long-term debt from secured credit facilities that were primarily financings for real estate loans. As of December 31, 2024, the outstanding principal balance was $21.8 million for one loan with an interest rate of 6.47%. Outstanding debt was secured by the underlying real estate loans, which were reported as mortgage loans on our consolidated statements of financial position with a carrying value of $29.0 million as of December 31, 2024.

The non-recourse mortgages and notes payable are primarily financings for a real estate development. As of both December 31, 2025 and 2024, the notes had an interest rate of 4.0%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $9.6 million and $14.3 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2026	$0.1
2027	0.1
2028	2.7
2029	—
2030	—
Thereafter	—
Total future maturities of long-term debt	$2.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

15. Income Taxes

Income Taxes (Benefits)

Our income taxes (benefits) were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Current income taxes (benefits):
U.S. federal	$172.6	$178.2	$45.8
State	24.2	24.9	19.1
Foreign	0.2	—	—
Total current income taxes	197.0	203.1	64.9
Deferred income taxes (benefits):
U.S. federal	(165.0)	16.4	(141.0)
State	(0.3)	4.8	(11.3)
Total deferred income taxes (benefits)	(165.3)	21.2	(152.3)
Total income taxes (benefits)
U.S. federal	7.6	194.6	(95.2)
State	23.9	29.7	7.8
Foreign	0.2	—	—
Income taxes (benefits)	$31.7	$224.3	$(87.4)

Our income before income taxes was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Domestic	$798.5	$1,593.2	$149.2
Total income before income taxes	$798.5	$1,593.2	$149.2

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. federal statutory tax rate and the effective income tax rate was as follows:

	For the year ended
	December 31, 2025
	Amount	Percent
	(in millions)
U.S. federal statutory tax rate	$167.7	21%
State and local income taxes, net of federal income tax effect (1)	18.9	2
Foreign tax effects	0.2	—
Tax credits:
Foreign tax credits	(30.2)	(4)
Low income housing tax credits	(10.5)	(1)
Other	(2.4)	—
Nontaxable or nondeductible items:
Dividends received deduction	(76.6)	(9)
Interest exclusion from taxable income	(25.0)	(3)
Other	(5.0)	(1)
Changes in unrecognized tax benefits	(5.4)	(1)
Effective income tax rate	$31.7	4%

(1)	State taxes in Iowa, Delaware and Illinois made up the majority (greater than 50 percent) of the tax effect in this category.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31,
	2024	2023
U.S. federal statutory tax rate	21%	21%
Dividends received deduction	(5)	(47)
Tax credits	(4)	(40)
Interest exclusion from taxable income	(2)	(15)
Impact of noncontrolling interest presentation	—	(3)
Employee compensation	—	(2)
Other postretirement employee benefits redesignation	—	(2)
Low income housing tax credit amortization	3	24
State income taxes	2	4
Nondeductible expenses	—	2
Other	(1)	(1)
Effective income tax rate	14%	(59)%

Income Taxes Paid

Our income taxes paid, net of refunds received, were as follows:

For the year ended
December 31, 2025
(in millions)
U.S. federal	$151.5
U.S. state and local:
Iowa	8.9
Other	13.2
Foreign	0.3
Total income taxes paid, net of refunds received	$173.9

Unrecognized Tax Benefits

Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Balance at beginning of period	$34.8	$37.7	$40.6
Additions based on tax positions related to the current year	—	0.3	0.3
Reductions for tax positions related to the current year	(3.2)	(3.2)	(3.2)
Settlements	(14.4)	—	—
Balance at end of period (1)	$17.2	$34.8	$37.7

(1)	Our 2025 effective income tax rate would not be impacted if unrecognized tax benefits were recognized. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

As of December 31, 2025 and 2024, we had recognized $(0.1) million and $1.9 million of accumulated pre-tax interest and penalties expense (recovery) related to unrecognized tax benefits, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Our significant components of net deferred income taxes were as follows:

	December 31,
	2025	2024
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$887.4	$1,273.1
Net operating and capital loss carryforwards	6.4	21.3
Employee benefits	46.1	54.1
Intangible assets	83.1	71.4
Gross deferred income tax assets	1,023.0	1,419.9
Valuation allowance	(11.9)	(11.9)
Total deferred income tax assets	1,011.1	1,408.0
Deferred income tax liabilities:
Deferred acquisition costs	(604.8)	(611.6)
Investments, including derivatives	(223.5)	(247.1)
Funds withheld embedded derivative	(510.9)	(610.3)
Real estate	(128.6)	(124.6)
Insurance liabilities	(994.0)	(1,241.2)
Gain on sale of discontinued operations (1)	(159.2)	(166.8)
Other deferred income tax liabilities	(83.6)	(19.6)
Total deferred income tax liabilities	(2,704.6)	(3,021.2)
Total net deferred income tax liabilities	$(1,693.5)	$(1,613.2)

(1)	Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2025	2024
	(in millions)
Deferred income tax assets:
State	$2.2	$9.2
Net deferred income tax assets	2.2	9.2
Deferred income tax liabilities:
U.S. federal	(1,695.7)	(1,622.4)
Net deferred income tax liabilities	(1,695.7)	(1,622.4)
Total net deferred income tax liabilities	$(1,693.5)	$(1,613.2)

In management’s judgment, total deferred income tax assets are more likely than not to be realized.

As of December 31, 2025 and 2024, state net operating loss carryforwards were $66.2 million and $67.1 million, respectively, and will expire between 2032 and 2042. As of December 31, 2025, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets. As of both December 31, 2025 and 2024, valuation allowances of $11.9 million had been recorded against the income tax benefits associated primarily with net unrealized capital losses on benefit plan trusts.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Effects of Tax Legislation

On July 4, 2025, the United States enacted Public Law 119-21. The accounting consequences of a change in tax law are required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of deferred tax assets (“DTAs”), including determination of whether a change in valuation allowance is necessary. We evaluated the provisions of Public Law 119-21 and incorporated the effects into our 2025 financial statements, which were not material. We will continue to monitor developments related to the legislation and assess any future impacts as additional guidance becomes available.

We are currently monitoring the Pillar Two model rules proposed by the Organisation for Economic Co-operation and Development, including the Side-by-Side safe harbor agreement released in January 2026. The rules require a 15% global minimum tax but are expected to exempt U.S. multinationals from other countries’ top-up taxes once enacted. Generally, a company is required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard the Pillar Two model rules when evaluating DTAs and rather recognize a current period tax expense when incurred.

Other Tax Information

Income tax returns are filed in the U.S. federal jurisdiction as well as various states where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to U.S. federal income tax matters. The Internal Revenue Service (“IRS”) has completed examination of our consolidated U.S. federal income tax returns for years prior to 2015.

The U.S. federal statute of limitations has expired for years prior to 2015. The IRS is currently auditing our U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

16. Employee and Agent Benefits

PFG provides a U.S. qualified defined benefit pension plan, covering U.S. employees that meet certain eligibility requirements and certain agents contracted on or before December 31, 2018. A final average pay benefit formula has been in place for plan participants employed prior to January 1, 2002. For agents, this formula ended on December 31, 2018, and for employees the formula ended on December 31, 2022. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years prior to the earliest of termination, retirement or the formula end date. A cash balance benefit was added on January 1, 2002. A participant’s cash balance account is credited with an amount based on the participant’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance benefit applies. For pre-2002 participants, the pension benefit earned prior to the final average pay formula end date is the greater of the final average pay benefit or the cash balance benefit earned before the end date. They will also earn a new cash balance benefit for service after the formula end date. We reflect pension expense through our expense allocation agreement with PFG.

In addition, PFG sponsors non-qualified defined benefit plans subject to Section 409A of the Internal Revenue Code. This plan is for certain highly compensated employees and agents to replace the benefit that cannot be provided by the qualified defined benefit pension plan due to IRS limits. These nonqualified plans generally parallel the qualified plan but offer different payment options. No agent has been able to become a new participant in the nonqualified plan after 2018.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We provide certain health care, life insurance and long-term care benefits for retired employees, their beneficiaries and covered dependents (“other postretirement benefits”). While virtually all U.S. employees continue to have access to the postretirement health care and life insurance benefits, only those U.S. employees that were hired prior to January 1, 2002, and retired prior to January 1, 2011, (post-65 medical) or January 1, 2020, (life insurance and pre-65 medical) were eligible to receive subsidized benefits. All others pay the full cost of coverage. The long-term care plan was subsidized only for those who retired prior to January 1, 2000, and is no longer accessible. The subsidy level for all benefits varies by plan, age, service and retirement date. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. PFG is the sponsor of the post-65 retiree medical plan for both employees and individual field agents.

Obligations and Funded Status

The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to the other postretirement employee benefits plans, was as follows:

	December 31,
	2025	2024
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(51.8)	$(56.9)
Interest cost	(2.6)	(2.6)
Actuarial gain (loss)	(1.4)	1.5
Participant contributions	(6.3)	(6.1)
Benefits paid	11.9	12.3
Benefit obligation at end of year	$(50.2)	$(51.8)

Change in plan assets
Fair value of plan assets at beginning of year	$75.4	$74.0
Actual return on plan assets	9.2	6.4
Employer contribution	1.4	1.2
Participant contributions	6.3	6.1
Benefits paid	(11.9)	(12.3)
Fair value of plan assets at end of year	$80.4	$75.4

Amount recognized in statement of financial position
Other assets	$30.2	$23.6
Total	$30.2	$23.6

Amount recognized in accumulated other comprehensive income
Total net actuarial gain	$(27.3)	$(24.1)
Pre-tax accumulated other comprehensive income	$(27.3)	$(24.1)

Other Postretirement Plan Changes and Plan Gains/Losses

For the year ended December 31, 2025, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in discount rates. For the year ended December 31, 2024, the other postretirement benefit plans had an actuarial gain primarily due to an increase in discount rates.

We did not have any other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Interest cost	$2.6	$2.6	$2.8
Expected return on plan assets	(3.4)	(3.4)	(3.5)
Recognized net actuarial gain	(1.2)	(0.9)	(0.7)
Net periodic benefit income	$(2.0)	$(1.7)	$(1.4)

We use the fair market value of assets to determine components of net periodic benefit cost.

The components of net periodic benefit cost including the service cost component are included in operating expenses on the consolidated statements of operations.

The other postretirement plans use a straight-line amortization over the average future lifetime of its remaining covered group of retirees.

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2025	2024
	(in millions)
Other changes recognized in accumulated other comprehensive income
Net actuarial gain	$(4.4)	$(4.5)
Amortization of net gain	1.2	0.9
Total recognized in pre-tax accumulated other comprehensive income	$(3.2)	$(3.6)
Total recognized in net periodic benefit cost and pre-tax accumulated other comprehensive income	$(5.2)	$(5.3)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

Assumptions

Weighted-average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	December 31,
	2025	2024
Discount rate	5.15%	5.35%

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2025	2024	2023
Discount rate	5.35%	4.80%	5.05%
Expected long-term return on plan assets	4.75%	4.70%	5.20%

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 4.7% expected long-term return on plan assets for 2025 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Assumed Health Care Cost Trend Rates Used to Determine Net Periodic Benefit Cost

	December 31,
	2025	2024
Health care cost trend rate assumed for next year under age 65	8.50%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate (under age 65)	2034	2033

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly.

●	Level 3 – Fair values are based on significant unobservable inputs for the asset.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets.

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2025
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.7	$0.7	$—	$—
Fixed income security portfolios (1)	37.4	37.4	—	—
U.S. equity portfolios (2)	29.6	29.6	—	—
International equity portfolios (3)	12.7	12.7	—	—
Total	$80.4	$80.4	$—	$—

	December 31, 2024
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.8	$0.8	$—	$—
Fixed income security portfolios (1)	35.5	35.5	—	—
U.S. equity portfolios (2)	28.9	28.9	—	—
International equity portfolios (3)	10.2	10.2	—	—
Total	$75.4	$75.4	$—	$—

(1)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

●	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

●	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.

●	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Fixed income security portfolios	50%
U.S. equity portfolios	35%
International equity portfolios	15%

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement benefits (gross benefit payments, including prescription drug benefits)
(in millions)
Year ending December 31:
2026	$10.4
2027	9.4
2028	8.5
2029	8.0
2030	7.3
2031-2035	30.7

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2025.

17. Contingencies, Guarantees, Indemnifications and Leases

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the SEC, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate as of December 31, 2025.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2025, was approximately $112.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions, financing and reinsurance transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2025 and 2024, the liability balance for guaranty fund assessments, which is not discounted, was $17.9 million and $28.3 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2025 and 2024, $13.6 million and $16.6 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. We also lease buildings and hardware storage equipment under finance leases. Lease assets and liabilities are recognized at the commencement of a lease based on the present value of lease payments over the lease term. We generally use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. Lease term may include options to extend or terminate the lease when it is reasonably certain we will exercise the option. Leases with an initial term of twelve months or less are not recorded on the consolidated statements of financial position. We recognize lease expense for leases on a straight-line basis over the lease term. Some of our lease agreements include payments for property taxes, insurance, utilities or common area maintenance, which are not based on an index or rate. These payments are recognized in net income in the period in which the obligation has occurred.

We sublease certain office space to third parties, which are primarily operating leases. We record sublease income on a straight-line basis over the lease term.

The lease assets and liabilities were as follows:

	December 31,
	2025	2024
	(in millions)
Assets
Operating lease assets (1)	$84.3	$95.4
Finance lease assets (1)	41.0	67.6
Total lease assets	$125.3	$163.0

Liabilities
Operating lease liabilities (2)	$78.0	$88.1
Finance lease liabilities (2)	42.6	69.0
Total lease liabilities	$120.6	$157.1

(1)	Operating and finance lease assets are primarily reported within property and equipment on the consolidated statements of financial position.
(2)	Operating and finance lease liabilities are reported within other liabilities on the consolidated statements of financial position.

The lease cost was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Finance lease cost (1):
Amortization of right-of-use assets	$27.3	$29.8	$32.9
Interest on lease liabilities	2.2	2.6	1.9
Operating lease cost (1)	26.9	29.6	28.9
Other lease cost (1) (2)	6.4	6.7	6.6
Sublease income (3)	(1.2)	(0.5)	(0.3)
Total lease cost	$61.6	$68.2	$70.0

(1)	Finance, operating and other lease costs are primarily included in operating expenses on the consolidated statements of operations.
(2)	Other lease cost primarily reflects variable and short-term lease costs.
(3)	Sublease income is included in fees and other revenues on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Payments for operating leases for the years ended December 31, 2025, 2024 and 2023, were $25.9 million, $27.4 million and $32.4 million, respectively. Payments for finance leases for the years ended December 31, 2025, 2024 and 2023, were $29.3 million, $32.0 million and $34.3 million, respectively. The following represents future payments due by period for lease obligations:

	Operating leases	Finance leases	Total
	(in millions)
For the twelve months ending December 31:
2026	$21.9	$24.7	$46.6
2027	19.5	15.0	34.5
2028	15.0	4.4	19.4
2029	9.4	0.2	9.6
2030	6.7	—	6.7
2031 and thereafter	16.5	—	16.5
Total lease payments	89.0	44.3	133.3
Less: interest	11.0	1.7	12.7
Present value of lease liabilities	$78.0	$42.6	$120.6

The weighted-average remaining lease term and weighted-average discount rates were as follows:

	For the year ended December 31,
	2025	2024	2023
Weighted-average remaining lease term (in years):
Operating leases	6.9	7.0	7.3
Finance leases	2.0	2.8	3.0

Weighted-average discount rate:
Operating leases	3.4%	3.1%	2.9%
Finance leases	4.1%	4.0%	3.5%

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

18. Stockholder’s Equity

Other Comprehensive Income

	For the year ended December 31, 2025
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,671.1	$(356.5)	$1,314.6
Reclassification adjustment for losses included in net income (1)	145.0	(30.5)	114.5
Adjustments for assumed changes in amortization patterns	(1.0)	0.2	(0.8)
Adjustments for assumed changes in policyholder liabilities	9.0	(1.9)	7.1
Net unrealized gains on available-for-sale securities	1,824.1	(388.7)	1,435.4

Net unrealized losses on derivative instruments during the period	(100.5)	21.1	(79.4)
Reclassification adjustment for gains included in net income (2)	(5.6)	1.1	(4.5)
Adjustments for assumed changes in amortization patterns	0.1	—	0.1
Net unrealized losses on derivative instruments	(106.0)	22.2	(83.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(580.1)	121.7	(458.4)

Market risk benefit nonperformance risk remeasurement gain (4)	2.0	(0.4)	1.6

Unrecognized postretirement benefit obligation during the period	4.4	(0.9)	3.5
Amortization of amounts included in net periodic benefit cost (5)	(1.2)	0.2	(1.0)
Net unrecognized postretirement benefit obligation	3.2	(0.7)	2.5

Other comprehensive income	$1,143.2	$(245.9)	$897.3

	For the year ended December 31, 2024
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(996.6)	$205.4	$(791.2)
Reclassification adjustment for losses included in net income (1)	121.4	(25.6)	95.8
Adjustments for assumed changes in amortization patterns	9.8	(2.1)	7.7
Adjustments for assumed changes in policyholder liabilities	10.8	(2.3)	8.5
Net unrealized losses on available-for-sale securities	(854.6)	175.4	(679.2)

Net unrealized gains on derivative instruments during the period	71.2	(15.0)	56.2
Reclassification adjustment for gains included in net income (2)	(3.5)	0.8	(2.7)
Adjustments for assumed changes in amortization patterns	0.5	(0.1)	0.4
Net unrealized gains on derivative instruments	68.2	(14.3)	53.9

Liability for future policy benefits discount rate remeasurement gain (3)	1,099.6	(231.0)	868.6

Market risk benefit nonperformance risk remeasurement loss (4)	(11.3)	2.4	(8.9)

Unrecognized postretirement benefit obligation during the period	4.5	(0.9)	3.6
Amortization of amounts included in net periodic benefit cost (5)	(0.9)	0.2	(0.7)
Net unrecognized postretirement benefit obligation	3.6	(0.7)	2.9

Other comprehensive income	$305.5	$(68.2)	$237.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$2,069.1	$(438.8)	$1,630.3
Reclassification adjustment for losses included in net income (1)	355.1	(74.8)	280.3
Adjustments for assumed changes in amortization patterns	(2.5)	0.6	(1.9)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.1)	0.6
Net unrealized gains on available-for-sale securities	2,422.4	(513.1)	1,909.3

Net unrealized losses on derivative instruments during the period	(44.9)	9.4	(35.5)
Reclassification adjustment for gains included in net income (2)	(7.4)	1.6	(5.8)
Adjustments for assumed changes in amortization patterns	(0.9)	0.2	(0.7)
Adjustments for assumed changes in policyholder liabilities	0.2	—	0.2
Net unrealized losses on derivative instruments	(53.0)	11.2	(41.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(496.5)	104.3	(392.2)

Market risk benefit nonperformance risk remeasurement loss (4)	(39.4)	8.3	(31.1)

Unrecognized postretirement benefit obligation during the period	3.0	(0.7)	2.3
Amortization of amounts included in net periodic benefit cost (5)	(0.7)	0.2	(0.5)
Net unrecognized postretirement benefit obligation	2.3	(0.5)	1.8

Other comprehensive income	$1,835.8	$(389.8)	$1,446.0

(1)	Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) and net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

(2)	See Note 6, Derivative Financial Instruments, under the caption “Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations” for further details.
(3)	Includes the discount rate remeasurement gain (loss) associated with the LFPB and the associated reinsurance recoverable. See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Future Policy Benefits” for further details.
(4)	See Note 12, Market Risk Benefits, for further details.
(5)	Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 16, Employee and Agent Benefits, under the caption “Components of Net Periodic Benefit Cost” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Accumulated Other Comprehensive Loss

	Net unrealized losses on available-for-sale securities (1)	Net unrealized gains (losses) on derivative instruments	LFPB discount rate remeasurement gain	MRB nonperformance risk gain (loss)	Unrecognized postretirement benefit obligation	Accumulated other comprehensive loss
	(in millions)
Balances as of January 1, 2023	$(5,938.8)	$40.0	$1,284.7	$25.0	$14.4	$(4,574.7)
Other comprehensive income during the period, net of adjustments	1,629.0	(36.0)	(392.2)	(31.1)	2.3	1,172.0
Amounts reclassified from AOCI	280.3	(5.8)	—	—	(0.5)	274.0
Other comprehensive income	1,909.3	(41.8)	(392.2)	(31.1)	1.8	1,446.0
Balances as of December 31, 2023	(4,029.5)	(1.8)	892.5	(6.1)	16.2	(3,128.7)
Other comprehensive income during the period, net of adjustments	(775.0)	56.6	868.6	(8.9)	3.6	144.9
Amounts reclassified from AOCI	95.8	(2.7)	—	—	(0.7)	92.4
Other comprehensive income	(679.2)	53.9	868.6	(8.9)	2.9	237.3
Balances as of December 31, 2024	(4,708.7)	52.1	1,761.1	(15.0)	19.1	(2,891.4)
Other comprehensive income during the period, net of adjustments	1,320.9	(79.3)	(458.4)	1.6	3.5	788.3
Amounts reclassified from AOCI	114.5	(4.5)	—	—	(1.0)	109.0
Other comprehensive income	1,435.4	(83.8)	(458.4)	1.6	2.5	897.3
Balances as of December 31, 2025	$(3,273.3)	$(31.7)	$1,302.7	$(13.4)	$21.6	$(1,994.1)

(1)	Net unrealized losses on available-for-sale securities for which an allowance for credit loss has been recorded were $6.3 million, $1.4 million and $1.5 million as of December 31, 2025, 2024 and 2023, respectively.

Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities were reflected in noncontrolling interest, which represented the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that was not redeemable was reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holder in one of our consolidated VIEs maintained an equity interest that was redeemable at the option of the holder, which was exercised in 2025. Since redemption of the noncontrolling interest was outside of our control, this interest was presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest”.

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Beginning balance	$5.0	$—	$—
Net income attributable to redeemable noncontrolling interest	0.2	0.4	—
Redeemable noncontrolling interest of deconsolidated entities (1)	(12.5)	—	—
Contributions from redeemable noncontrolling interest	7.5	5.0	—
Distributions to redeemable noncontrolling interest	(0.2)	(0.4)	—
Ending balance	$—	$5.0	$—

(1)	We deconsolidated a sponsored investment fund as it no longer met the requirements for consolidation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Dividend Limitations

Under Iowa law, we may pay dividends or make other distributions only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (“the Commissioner”) to pay stockholder dividends or make any other distribution if such distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end excluding admitted disallowed interest maintenance reserve or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2025 statutory results, we could pay approximately $1,234.0 million in ordinary stockholder dividends in 2026 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling twelve-month periods, if paid before a specified date during 2026, some or all of such dividends may be extraordinary and require regulatory approval.

19. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

●	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2025.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2025, approximately 3% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans reported at fair value included those of a consolidated VIE for which the fair value option was elected. Fair values of commercial mortgage loans were primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflected credit quality and maturity of the loans. The risk spread was based on market clearing levels for loans with comparable credit quality, maturities and risk. These are reflected in Level 3. Mortgage loans valued using securitized pricing based on observable market data should be reflected in Level 2 of the fair value hierarchy. The consolidated VIE was deconsolidated during 2025.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses utilize the secured overnight financing rate (“SOFR”) curve in their valuation. Variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the SOFR curve to value our positions. Counterparty credit risk is routinely monitored to ensure our adjustment for nonperformance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the nonperformance risk on these trades.

Interest Rate Contracts. For non-cleared contracts, which include interest rate swaps and interest rate options, we use discounted cash flow valuation techniques to determine the fair value using observable swap curves as the inputs. These are reflected in Level 2. We have forward contracts for which we obtain prices from third party pricing vendors. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have forward contracts that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. Currency forwards are valued using observable market inputs, including forward currency exchange rates. These are reflected in Level 2. In addition, we had a limited number of non-standard currency swaps that were valued using broker quotes. These were reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. Certain total return swaps use an accrual method comparing both cash flows to determine fair value. These are reflected in Level 2. Certain equity option contracts are valued using broker quotes. These are reflected in Level 3.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs to determine the fair value of credit default swaps. These are reflected in Level 2. In addition, we have total return swaps and a limited number of credit default swaps that are valued using broker quotes. These are reflected within Level 3.

Other Investments

Other investments reported at fair value include invested assets of consolidated sponsored investment funds, unconsolidated sponsored investment funds, other investment funds reported at fair value, other loans of a consolidated VIE for which the fair value option was elected and certain redeemable and nonredeemable preferred stock.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Other loans of a consolidated VIE for which the fair value option was elected are reflected in Level 3. The fair value of these loans is estimated using a discounted cash flow valuation model that utilizes standard assumption-setting methodology accepted by market participants in the industry. The assumptions are formed based on historical performance of the loans and utilizes market data inputs such as charge-off rates, prepayment rates, recovery rates and discount rates.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Separate Account Assets

Separate account assets include equity securities, debt securities, cash equivalents and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Market Risk Benefits

MRBs are measured at fair value at the contract level on a recurring basis and are reflected in Level 3 as either an asset or a liability, depending on certain inputs at the reporting date. The key assumptions for calculating the fair value are market assumptions and policyholder behavior. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk is based on current market credit spreads for debt-like instruments we have issued and are available in the market. Refer to Note 12, Market Risk Benefits, for further information on the determination of fair value measurement of MRBs.

Investment and Universal Life Contracts

Certain universal life, annuity and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse and mortality). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own nonperformance risk for investment contracts and any embedded derivatives bifurcated from certain universal life, annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Funds Withheld Payable

The funds withheld payable includes an embedded derivative that has been bifurcated from the host contract and is measured at fair value on a recurring basis, which is reflected in Level 3. The fair value is determined based on the change in the estimated fair value of the underlying funds withheld investments. The fair value of these assets is determined as previously described.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Term Debt

Long-term debt reported at fair value included that of a consolidated VIE for which the fair value option was elected. The long-term debt was a secured credit facility that was primarily financing for commercial real estate loans. The fair value was estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These were reflected in Level 2. The consolidated VIE was deconsolidated during 2025.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2025
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,718.4	$—	$1,459.3	$259.1	$—
Non-U.S. governments	508.4	—	—	508.4	—
States and political subdivisions	7,109.6	—	—	7,042.8	66.8
Corporate	35,029.5	—	27.8	32,523.9	2,477.8
Residential mortgage-backed pass-through securities	3,472.4	—	—	3,472.4	—
Commercial mortgage-backed securities	5,363.5	—	—	5,361.1	2.4
Collateralized debt obligations (1)	6,420.6	—	—	6,420.6	—
Other debt obligations	10,669.9	—	—	8,914.2	1,755.7
Total fixed maturities, available-for-sale	70,292.3	—	1,487.1	64,502.5	4,302.7
Fixed maturities, trading	1,020.5	—	—	720.9	299.6
Equity securities	548.9	—	520.6	28.3	—
Derivative assets (2)	1,154.8	—	—	1,130.1	24.7
Other investments	273.6	106.4	—	—	167.2
Cash equivalents	2,550.8	—	59.5	2,491.3	—
Market risk benefit asset (3)	197.1	—	—	—	197.1
Sub-total excluding separate account assets	76,038.0	106.4	2,067.2	68,873.1	4,991.3

Separate account assets	149,968.5	7,613.8	119,669.5	21,942.7	742.5
Total assets	$226,006.5	$7,720.2	$121,736.7	$90,815.8	$5,733.8

Liabilities
Investment and universal life contracts (4)	$(1,410.2)	$—	$—	$—	$(1,410.2)
Market risk benefit liability (3)	(66.9)	—	—	—	(66.9)
Funds withheld payable embedded derivative (4)	2,432.6	—	—	—	2,432.6
Derivative liabilities (2)	(546.0)	—	—	(539.4)	(6.6)
Total liabilities	$409.5	$—	$—	$(539.4)	$948.9

Net assets	$226,416.0	$7,720.2	$121,736.7	$90,276.4	$6,682.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,434.9	$—	$1,178.0	$256.9	$—
Non-U.S. governments	482.0	—	—	482.0	—
States and political subdivisions	6,038.9	—	—	5,973.8	65.1
Corporate	33,357.2	—	29.1	30,977.7	2,350.4
Residential mortgage-backed pass-through securities	3,319.6	—	—	3,319.6	—
Commercial mortgage-backed securities	5,177.1	—	—	5,174.4	2.7
Collateralized debt obligations (1)	6,556.6	—	—	6,556.6	—
Other debt obligations	8,894.1	—	—	7,415.8	1,478.3
Total fixed maturities, available-for-sale	65,260.4	—	1,207.1	60,156.8	3,896.5
Fixed maturities, trading	890.7	—	—	459.4	431.3
Equity securities	804.6	—	773.9	30.7	—
Mortgage loans	140.6	—	—	—	140.6
Derivative assets (2)	629.7	—	—	608.3	21.4
Other investments	237.1	106.7	—	—	130.4
Cash equivalents	2,421.9	—	199.9	2,222.0	—
Market risk benefit asset (3)	199.5	—	—	—	199.5
Sub-total excluding separate account assets	70,584.5	106.7	2,180.9	63,477.2	4,819.7

Separate account assets	138,860.2	7,573.6	111,650.4	18,909.5	726.7
Total assets	$209,444.7	$7,680.3	$113,831.3	$82,386.7	$5,546.4

Liabilities
Investment and universal life contracts (4)	$(578.2)	$—	$—	$—	$(578.2)
Market risk benefit liability (3)	(62.1)	—	—	—	(62.1)
Funds withheld payable embedded derivative (4)	2,906.0	—	—	—	2,906.0
Long-term debt	(21.8)	—	—	(21.8)	—
Derivative liabilities (2)	(471.4)	—	—	(463.7)	(7.7)
Total liabilities	$1,772.5	$—	$—	$(485.5)	$2,258.0

Net assets	$211,217.2	$7,680.3	$113,831.3	$81,901.2	$7,804.4

(1)	Primarily consists of collateralized loan obligations backed by secured corporate loans.
(2)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated statements of financial position; however, are presented net for purposes of the rollforward in the Changes in Level 3 Fair Value Measurements tables. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(3)	Refer to Note 12, Market Risk Benefits, for further information on the change in the Level 3 fair value measurements of MRBs.
(4)	Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. The funds withheld payable embedded derivative could be in either an asset or (liability) position.
(5)	Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $2.9 million and $3.1 million as of December 31, 2025 and 2024, respectively. Separate account assets using the NAV practical expedient consist of certain funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2025

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2025	income (2)	income (3)	(4)	Level 3	Level 3	2025
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$65.1	$—	$3.5	$(1.8)	$—	$—	$66.8
Corporate	2,350.4	(5.5)	(24.9)	157.8	—	—	2,477.8
Commercial mortgage-backed securities	2.7	—	0.1	(0.4)	—	—	2.4
Other debt obligations	1,478.3	0.1	17.3	256.5	122.5	(119.0)	1,755.7
Total fixed maturities, available-for-sale	3,896.5	(5.4)	(4.0)	412.1	122.5	(119.0)	4,302.7
Fixed maturities, trading	431.3	(17.7)	—	(109.2)	—	(4.8)	299.6
Mortgage loans	140.6	—	—	(140.6)	—	—	—
Other investments	130.4	(6.1)	—	42.9	—	—	167.2
Separate account assets (1)	726.7	23.1	—	(7.3)	—	—	742.5

Liabilities
Investment and universal life contracts	(578.2)	(258.9)	—	(573.1)	—	—	(1,410.2)
Funds withheld payable embedded derivative	2,906.0	(473.4)	—	—	—	—	2,432.6

Derivatives
Net derivative assets (liabilities)	13.7	6.3	—	(1.9)	—	—	18.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2024	income (2)	income (3)	(4)	Level 3	Level 3	2024
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$68.2	$—	$(1.5)	$0.8	$15.5	$(17.9)	$65.1
Corporate	2,305.9	(28.2)	(25.1)	38.9	58.9	—	2,350.4
Commercial mortgage-backed securities	3.0	—	—	(0.3)	—	—	2.7
Collateralized debt obligations	75.4	—	(0.7)	(71.7)	—	(3.0)	—
Other debt obligations	1,182.6	0.2	(0.8)	267.7	140.2	(111.6)	1,478.3
Total fixed maturities, available-for-sale	3,635.1	(28.0)	(28.1)	235.4	214.6	(132.5)	3,896.5
Fixed maturities, trading	379.8	(1.5)	—	53.0	—	—	431.3
Mortgage loans	—	—	—	140.6	—	—	140.6
Other investments	164.6	(22.9)	—	(11.3)	—	—	130.4
Separate account assets (1)	752.8	(17.5)	—	(8.6)	—	—	726.7

Liabilities
Investment and universal life contracts	(115.5)	(166.1)	—	(296.6)	—	—	(578.2)
Funds withheld payable embedded derivative	2,326.1	579.9	—	—	—	—	2,906.0

Derivatives
Net derivative assets (liabilities)	5.3	8.3	—	0.4	0.1	(0.4)	13.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2023	income (2)	income (3)	(4)	Level 3	Level 3	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$69.1	$—	$0.8	$(1.7)	$—	$—	$68.2
Corporate	1,568.3	(4.5)	13.3	593.6	212.4	(77.2)	2,305.9
Commercial mortgage-backed securities	3.4	—	—	(0.4)	—	—	3.0
Collateralized debt obligations	56.2	—	1.9	165.8	—	(148.5)	75.4
Other debt obligations	467.8	1.3	1.2	537.0	239.5	(64.2)	1,182.6
Total fixed maturities, available-for-sale	2,164.8	(3.2)	17.2	1,294.3	451.9	(289.9)	3,635.1
Fixed maturities, trading	106.2	2.4	—	271.2	—	—	379.8
Other investments	1.4	(5.7)	—	168.9	—	—	164.6
Separate account assets (1)	1,034.1	(7.9)	—	(273.4)	—	—	752.8

Liabilities
Investment and universal life contracts	(46.3)	(37.8)	—	(31.4)	—	—	(115.5)
Funds withheld payable embedded derivative	3,652.8	(1,326.7)	—	—	—	—	2,326.1

Derivatives
Net derivative assets (liabilities)	(4.0)	6.1	—	3.1	0.1	—	5.3

(1)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

(2)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses), net realized capital gains (losses) on funds withheld assets or change in fair value of funds withheld embedded derivative within the consolidated statements of operations. Realized and unrealized gains (losses) on certain securities with an investment objective to realize economic value through mark-to-market changes are reported in net investment income within the consolidated statements of operations. Changes in unrealized gains (losses) included in net income relating to positions still held were:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$31.5	$(39.1)	$0.3
Other debt obligations	—	0.2	1.9
Total fixed maturities, available-for-sale	31.5	(38.9)	2.2
Fixed maturities, trading	(3.0)	(7.0)	2.3
Other investments	6.0	(10.0)	(5.3)
Separate account assets	37.8	(9.8)	(80.3)

Liabilities
Investment and universal life contracts	(253.4)	(155.8)	(29.2)
Funds withheld payable embedded derivative	(473.4)	579.9	(1,326.7)

Derivatives
Net derivative assets (liabilities)	3.4	8.1	7.3

(3)	Changes in unrealized gains (losses) included in OCI relating to positions still held were:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$3.5	$(1.4)	$(4.1)
Corporate	(24.8)	(25.7)	(38.9)
Commercial mortgage-backed securities	0.1	—	—
Collateralized debt obligations	—	0.1	0.7
Other debt obligations	19.8	(0.5)	(29.8)
Total fixed maturities, available-for-sale	(1.4)	(27.5)	(72.1)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

(4)	Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2025
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.8)	$(1.8)
Corporate	627.4	(236.4)	—	(233.2)	157.8
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Other debt obligations	703.6	(177.7)	—	(269.4)	256.5
Total fixed maturities, available-for-sale	1,331.0	(414.1)	—	(504.8)	412.1
Fixed maturities, trading	245.2	(213.4)	—	(141.0)	(109.2)
Mortgage loans	—	—	—	(140.6)	(140.6)
Other investments	203.9	—	—	(161.0)	42.9
Separate account assets (5)	—	(49.9)	—	42.6	(7.3)

Liabilities
Investment and universal life contracts	—	—	(625.4)	52.3	(573.1)

Derivatives
Net derivative assets (liabilities)	(1.9)	—	—	—	(1.9)

	For the year ended December 31, 2024
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$2.5	$—	$—	$(1.7)	$0.8
Corporate	659.3	(322.2)	—	(298.2)	38.9
Commercial mortgage-backed securities	—	—	—	(0.3)	(0.3)
Collateralized debt obligations	35.1	(90.0)	—	(16.8)	(71.7)
Other debt obligations	601.3	(101.4)	—	(232.2)	267.7
Total fixed maturities, available-for-sale	1,298.2	(513.6)	—	(549.2)	235.4
Fixed maturities, trading	309.5	(147.6)	—	(108.9)	53.0
Mortgage loans	140.6	—	—	—	140.6
Other investments	182.1	—	—	(193.4)	(11.3)
Separate account assets (5)	—	(30.3)	(60.0)	81.7	(8.6)

Liabilities
Investment and universal life contracts	—	—	(364.4)	67.8	(296.6)

Derivatives
Net derivative assets (liabilities)	0.4	—	—	—	0.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.7)	$(1.7)
Corporate	815.2	(27.7)	—	(193.9)	593.6
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Collateralized debt obligations	167.0	—	—	(1.2)	165.8
Other debt obligations	563.3	—	—	(26.3)	537.0
Total fixed maturities, available-for-sale	1,545.5	(27.7)	—	(223.5)	1,294.3
Fixed maturities, trading	424.7	(138.7)	—	(14.8)	271.2
Other investments	194.2	—	—	(25.3)	168.9
Separate account assets (5)	—	(286.3)	(109.1)	122.0	(273.4)

Liabilities
Investment and universal life contracts	—	—	(69.9)	38.5	(31.4)

Derivatives
Net derivative assets (liabilities)	0.8	2.3	—	—	3.1

(5)	Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2025
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Other debt obligations	$—	$122.5	—	$119.0
Total fixed maturities, available-for-sale	—	122.5	—	119.0
Fixed maturities, trading	—	—	—	4.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$15.5	$—	$17.9
Corporate	—	58.9	—	—
Collateralized debt obligations	—	—	—	3.0
Other debt obligations	—	140.2	—	111.6
Total fixed maturities, available-for-sale	—	214.6	—	132.5

Derivatives
Net derivative assets (liabilities)	—	0.1	—	0.4

	For the year ended December 31, 2023
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$—	$212.4	$—	$77.2
Collateralized debt obligations	—	—	—	148.5
Other debt obligations	—	239.5	—	64.2
Total fixed maturities, available-for-sale	—	451.9	—	289.9

Derivatives
Net derivative assets (liabilities)	—	0.1	—	—

Assets transferred into Level 3 during 2025, 2024 and 2023, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2025, 2024 and 2023, included those assets for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. The MRB asset and liability are excluded from the table. Refer to Note 12, Market Risk Benefits, for information on the unobservable inputs used for fair value measurement of MRBs. The funds withheld payable embedded derivative is excluded from the table as the determination of its fair value incorporates the fair value of the invested assets supporting the reinsurance agreement. The commercial mortgage loans of a consolidated VIE are excluded from the table as the determination of fair value was based on transaction price due to proximity of purchase to year-end, and thus no inputs to be provided. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

December 31, 2025
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$2,017.3	Discounted cash flow	Discount rate (1)	2.7%-13.1%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	0.9x	0.9x
			Illiquidity premium	30 basis points (“bps”)-771bps	146bps
			Comparability adjustment	(120)bps-3,462bps	122bps
Other debt obligations	1,745.4	Discounted cash flow	Discount rate (1)	3.4%-8.6%	4.2%
			Illiquidity premium	(83)bps-415bps	179bps
			Comparability adjustment	(10)bps-285bps	66bps
Fixed maturities, trading	118.7	Discounted cash flow	Discount rate (1)	8.5%-13.0%	9.5%
			Earnings before interest, taxes, depreciation and amortization multiple	0.9x	0.9x
			Illiquidity premium	(88)bps-2,047bps	119bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2025
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	742.5	Discounted cash flow - real estate	Discount rate (1)	6.8%-9.3%	7.3%
			Terminal capitalization rate	5.5%-8.0%	6.0%
			Average market rent growth rate	2.0%-3.3%	2.7%
		Discounted cash flow - real estate debt	Loan to value	47.2%-69.3%	52.7%
			Market interest rate	5.3%-6.4%	5.8%

Liabilities
Investment and universal life contracts (4)	(1,410.2)	Discounted cash flow	Long duration interest rate	3.5%-4.8% (2)	4.8%
			Long-term equity market volatility	16.1%-33.4%	21.8%
			Nonperformance risk	0.5%-1.1%	0.9%
			Lapse rate	0.0%-55.0%	8.0%
			Mortality rate	See note (3)

December 31, 2024
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,817.8	Discounted cash flow	Discount rate (1)	2.1%-12.7%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x-1.7x	1.3x
			Illiquidity premium	30bps-791bps	142bps
			Comparability adjustment	(42)bps-2,947bps	149bps
Other debt obligations	1,343.1	Discounted cash flow	Discount rate (1)	4.9%-7.7%	5.4%
			Illiquidity premium	(83)bps-260bps	120bps
			Comparability adjustment	(19)bps-415bps	128bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Fixed maturities, trading	175.4	Discounted cash flow	Discount rate (1)	9.5%-13.0%	10.4%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x	1.1x
			Illiquidity premium	(32)bps-2,947bps	186bps
Separate account assets	726.7	Discounted cash flow - real estate	Discount rate (1)	7.0%-11.0%	7.2%
			Terminal capitalization rate	5.5%-9.5%	6.0%
			Average market rent growth rate	2.0%-4.5%	2.7%
		Discounted cash flow - real estate debt	Loan to value	46.4%-69.5%	59.2%
			Market interest rate	4.9%-7.2%	6.1%

Liabilities
Investment and universal life contracts (4)	(578.2)	Discounted cash flow	Long duration interest rate	3.0%-4.9% (2)	4.8%
			Long-term equity market volatility	14.5%-49.3%	21.4%
			Nonperformance risk	0.4%-1.1%	0.8%
			Lapse rate	0.0%-55.0%	8.5%
			Mortality rate	See note (3)

(1)	Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any illiquidity or other adjustments, where applicable.
(2)	Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.
(3)	This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.
(4)	Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. The use of a higher or lower discount rate would have caused the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. The use of a higher or lower illiquidity premium would have caused significant decreases or increases, respectively, in the fair value of the asset.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Embedded derivatives within our investment and universal life contracts liability can be in either an asset or liability position, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. The use of a higher or lower market volatility would have caused significant decreases or increases, respectively, in the fair value of embedded derivatives in investment and universal life contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The use of higher or lower risk-free rates would have caused the fair value of the embedded derivative to significantly increase or decrease, respectively. The use of a higher or lower rate for our own credit risks, which impact the rates used to discount future cash flows, would have significantly increased or decreased, respectively, the fair value of the embedded derivative. The use of a lower or higher mortality rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively. The use of a lower or higher overall lapse rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

No significant assets and liabilities were measured at fair value on a nonrecurring basis for the years ended December 31, 2025, 2024 and 2023.

Fair Value Option

We elected fair value accounting for:

•	Certain other loans of a consolidated VIE that were subject to amortized cost accounting and a valuation allowance so that credit losses are recognized within the changes in fair value in the consolidated statements of operations.

•	Certain mortgage loans and long-term debt of a consolidated VIE to provide alignment between the consolidated VIE’s financial reporting and the calculation of net asset value per share used to determine the prices at which investors could purchase and redeem shares of the entity’s stock. The consolidated VIE was deconsolidated during 2025.

The following table presents information regarding the assets and liabilities for which the fair value option was elected.

	December 31,
	2025	2024
	(in millions)
Mortgage loans of consolidated VIE (1)
Fair value (1)	$—	$140.6
Aggregate contractual principal	—	140.6

Other loans of consolidated VIE (2)
Fair value (2)	$167.1	$129.0
Aggregate contractual principal	175.8	139.9

Long-term debt of consolidated VIE (1)
Fair value (1)	$—	$21.8
Aggregate contractual principal	—	21.8

(1)	Assets and liabilities from consolidated VIE, which are reported as mortgage loans and long-term debt on the consolidated statements of financial position, originated in December 2024 with no change in fair value recognized due to timing of origination. The consolidated VIE was deconsolidated during first quarter 2025 with no change in fair value recognized due to timing of the deconsolidation and an immaterial amount of interest expense recognized on the long-term debt.

(2)	Reported with other investments on the consolidated statements of financial position. See Note 5, Investments, for additional information relating to other loans more than 90 days past due or in non-accrual status.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following table presents information regarding the consolidated statements of operations impact of assets for which the fair value option was elected.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Other loans of consolidated VIE
Change in fair value pre-tax loss - instrument specific credit risk	$(6.1)	$(22.8)	$(5.6)
Change in fair value pre-tax loss (1)	(6.1)	(22.8)	(5.6)
Interest income (2)	19.7	31.0	8.1

(1)	Reported in net realized capital gains (losses) on the consolidated statements of operations.
(2)	Reported in net investment income on the consolidated statements of operations and recorded based on the effective interest rate of the loans.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2025
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$20,096.4	$18,889.0	$—	$—	$18,889.0
Policy loans	850.5	802.9	—	—	802.9
Other investments	231.7	221.3	—	43.5	177.8
Cash and cash equivalents	879.8	879.8	879.8	—	—
Reinsurance deposit receivable	4,076.1	3,825.7	—	—	3,825.7
Cash collateral receivable	0.7	0.7	0.7	—	—
Investment contracts	(34,107.8)	(33,615.5)	—	(8,200.1)	(25,415.4)
Long-term debt	(2.9)	(2.6)	—	—	(2.6)
Separate account liabilities	(137,136.3)	(136,188.0)	—	—	(136,188.0)
Bank deposits (1)	(423.8)	(427.8)	—	(427.8)	—
Cash collateral payable	(837.8)	(837.8)	(837.8)	—	—

	December 31, 2024
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,517.3	$17,640.2	$—	$—	$17,640.2
Policy loans	852.4	802.4	—	—	802.4
Other investments	264.9	262.4	—	97.5	164.9
Cash and cash equivalents	905.5	905.5	905.5	—	—
Reinsurance deposit receivable	4,897.6	4,401.9	—	—	4,401.9
Cash collateral receivable	3.0	3.0	3.0	—	—
Investment contracts	(34,092.5)	(32,868.1)	—	(8,306.4)	(24,561.7)
Short-term debt	(119.0)	(119.0)	—	(119.0)	—
Long-term debt	(2.9)	(2.5)	—	—	(2.5)
Separate account liabilities	(125,100.3)	(124,232.6)	—	—	(124,232.6)
Bank deposits (1)	(440.4)	(442.1)	—	(442.1)	—
Cash collateral payable	(415.3)	(415.3)	(415.3)	—	—

(1)	Excludes deposit liabilities without defined or contractual maturities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

20. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Insurance & Financial Services of the State of Iowa (the “Iowa Insurance Division”). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

We cede certain term, ULSG and Closed Block life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2025 and 2024, our affiliated reinsurance subsidiaries assumed statutory reserves of $19,424.2 million and $19,013.3 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2025 and 2024, assets admitted under these practices totaled $4,321.7 million and $4,254.5 million, respectively. In addition, as of December 31, 2025 and 2024, one of our affiliated reinsurance subsidiaries in Vermont ceded $11,245.3 million and $10,847.6 million of the ULSG reserves it assumed from us to an unaffiliated reinsurance company, respectively.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2025, we met the minimum RBC requirements.

Our statutory net income (loss) and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2025	2024	2023
	(in millions)
Statutory net income	$1,128.8	$1,093.6	$1,285.0
Statutory capital and surplus	4,802.3	4,695.5	4,753.4

21. Segment Information

We provide financial products and services through the following segments: Retirement and Income Solutions and Benefits and Protection. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals. The segment includes workplace savings and retirement solutions, banking, trust and custodial services, individual variable annuities (including RILAs), pension risk transfer, investment only and our exited retail fixed annuities business.

The Benefits and Protection segment focuses on solutions primarily for small-to-mid sized businesses and their employees. The segment is organized into Specialty Benefits, which provides group dental, group life insurance, group disability insurance (including short-term disability, long-term disability and paid family and medical leave), supplemental health products (including vision, critical illness, accident and hospital indemnity) and individual disability insurance; and Life Insurance, which provides life insurance focused on the business market customer, including universal life and variable universal life (including indexed universal life) and traditional life insurance (including term life insurance). All remaining customers are part of the legacy life block of business, including universal and variable universal life insurance (including indexed universal life), traditional life insurance (including participating whole life, adjustable life products and term life insurance) and our exited ULSG business.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Our Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Our chief operating decision maker (“CODM”) is our chief executive officer. Our CODM and management team, use segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. In addition, the financial information provided to our CODM is used in making decisions about the allocation of resources and determining annual incentive compensation paid to our employees. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax income (loss) from exited business, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

The pre-tax net realized capital gains (losses), as adjusted, excluded from pre-tax operating earnings reflects consolidated U.S. GAAP pre-tax net realized capital gains (losses) excluding the following items that are included in pre-tax operating earnings:

•	Periodic settlements and accruals on derivative instruments not designated as hedging instruments,

•	Certain market value adjustments of derivatives and embedded derivatives and

•	Certain market value adjustments of derivative instruments used to economically hedge embedded derivatives.

Pre-tax net realized capital gains (losses), as adjusted, are further adjusted for:

•	Amortization of hedge accounting book value adjustments for certain discontinued hedges,

•	Certain hedge accounting market value revenue adjustments,

•	Certain market value adjustments to fee revenues,

•	The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,

•	Pre-tax net realized capital gains (losses) related to other adjustments,

•	Certain variable annuity fees,

•	Market value adjustments of market risk benefits,

•	Related changes in the amortization pattern of actuarial balances,

•	Certain hedge accounting market value expense adjustments and

•	Net realized capital gains (losses) distributed.

Pre-tax income (loss) from exited business includes amounts associated with our exited U.S. retail fixed annuity and ULSG businesses, including the change in fair value of the funds withheld embedded derivative, net realized capital gains (losses) on funds withheld assets, amortization of reinsurance gain (loss) and other impacts of reinsured business. Other impacts of reinsured business primarily include change in reserves and DAC amortization.

Segment operating revenues reflect consolidated U.S. GAAP total revenues excluding:

•	Net realized capital gains (losses), except periodic settlements and accruals on derivatives not designated as hedging instruments and certain market value adjustments of derivative instruments used to economically hedge embedded derivatives, and their impact on:

•	Amortization of hedge accounting book value adjustments for certain discontinued hedges,

•	Certain hedge accounting market value revenue adjustments,

•	Certain variable annuity fees and

•	Certain market value adjustments to fee revenues.

•	The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,

•	Pre-tax revenues from exited business and

•	Pre-tax other adjustments management believes are not indicative of overall operating trends.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Segment expenses reflect consolidated U.S. GAAP total expenses excluding:

•	Pre-tax expenses associated with net realized capital gains (losses),

•	Periodic settlements and accruals on derivatives used to hedge MRBs,

•	Pre-tax expenses from exited business and

•	Pre-tax expense adjustments management believes are not indicative of overall operating trends.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of: (1) OPEB cost allocations, (2) certain expenses deemed to benefit the entire organization and (3) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of OPEB costs. The Corporate segment reflects the non-service components of OPEB costs as assumptions are established and funding decisions are managed from a company-wide perspective. Additionally, the Corporate segment reflects expenses that benefit the entire organization for which the segments are not able to influence the spend. This includes expenses such as acquisition and disposition costs, among others. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions PFG took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements.

Segment Assets

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions	$241,566.2	$225,778.6
Benefits and Protection	46,549.6	44,806.4
Corporate	1,256.6	459.9
Total assets per consolidated statements of financial position	$289,372.4	$271,044.9

Segment Operating Revenues

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,806.8	$3,265.3	$1.3	$8,073.4
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(70.3)	28.9	—	(41.4)
Net investment income included in operating revenues	3,407.5	646.4	201.3	4,255.2
Inter-segment operating revenues	80.0	10.5	(82.8)	7.7
Eliminations of inter-segment operating revenues	—	—	(7.7)	(7.7)
Other affiliated operating revenues	(1,039.0)	729.6	(30.6)	(340.0)
Segment operating revenues (3)	$7,185.0	$4,680.7	$81.5	11,947.2
Net realized capital losses, net of related revenue adjustments				(169.2)
Revenues from exited business (4)				(364.4)
Market risk benefit derivative settlements				(40.8)
Total revenues per consolidated statements of operations				$11,372.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,957.8	$3,181.7	$2.7	$8,142.2
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(74.7)	25.1	—	(49.6)
Net investment income included in operating revenues	3,040.1	607.8	218.1	3,866.0
Operating revenues from equity method investments	5.7	—	—	5.7
Inter-segment operating revenues	89.8	9.7	(92.4)	7.1
Eliminations of inter-segment operating revenues	—	—	(7.1)	(7.1)
Other affiliated operating revenues	(756.2)	707.8	(36.2)	(84.6)
Segment operating revenues (3)	$7,262.5	$4,532.1	$85.1	11,879.7
Net realized capital gains, net of related revenue adjustments				126.1
Revenues from exited business (4)				513.3
Market risk benefit derivative settlements				(45.8)
Total revenues per consolidated statements of operations				$12,473.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,647.5	$3,032.1	$8.6	$7,688.2
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(80.5)	12.6	—	(67.9)
Net investment income included in operating revenues	2,647.9	579.1	229.5	3,456.5
Inter-segment operating revenues	65.9	13.5	(71.4)	8.0
Eliminations of inter-segment operating revenues	—	—	(8.0)	(8.0)
Other affiliated operating revenues	(86.1)	853.1	(38.4)	728.6
Segment operating revenues (3)	$7,194.7	$4,490.4	$120.3	11,805.4
Net realized capital losses, net of related revenue adjustments				(264.7)
Revenues from exited business (4)				(927.5)
Market risk benefit derivative settlements				(45.9)
Total revenues per consolidated statements of operations				$10,567.3

(1)	Includes amounts reported in premiums and other considerations as well as fees and other revenues on the consolidated statements of operations.
(2)	Includes certain revenues associated with our exited U.S. retail fixed annuity and ULSG businesses and fees associated with net realized capital gains (losses) that are not included in segment operating revenue.

(3)	See Note 22, Revenues from Contracts with Customers, for additional detail relating to segment operating revenues.

(4)	Revenues from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(381.1)	$447.4	$(1,085.7)
Net realized capital gains on funds withheld assets	43.2	87.7	165.0
Amortization of reinsurance gain	2.4	3.3	5.9
Other impacts of reinsured business	(28.9)	(25.1)	(12.7)
Total revenues from exited business	$(364.4)	$513.3	$(927.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Segment Expenses

The expense categories within total segment expenses included:

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,347.1	$2,618.6	$1.7
Liability for future policy benefits remeasurement (gain) loss	(16.8)	58.4	—
Market risk benefit remeasurement loss	3.8	—	—
Dividends to policyholders	0.2	91.5	—

Commission expense	288.8	543.7	—
Capitalization of deferred acquisition costs and contract costs	(163.8)	(250.4)	—
Amortization of deferred acquisition costs and contract costs	86.5	249.5	—
Depreciation and amortization	49.0	13.7	4.8
Compensation and other	1,459.4	845.1	49.4
Total operating expenses	1,719.9	1,401.6	54.2
Total segment expenses	$6,054.2	$4,170.1	$55.9	$10,280.2
Net realized capital losses expense adjustments				134.5
Market risk benefit derivative settlements				(40.8)
Expenses from exited business (1)				200.4
Total expenses per consolidated statements of operations				$10,574.3

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,507.1	$2,465.8	$1.7
Liability for future policy benefits remeasurement (gain) loss	(4.9)	145.3	—
Market risk benefit remeasurement loss	32.2	—	—
Dividends to policyholders	0.2	99.7	—

Commission expense	267.3	527.3	—
Capitalization of deferred acquisition costs and contract costs	(141.8)	(254.9)	—
Amortization of deferred acquisition costs and contract costs	80.3	249.7	—
Depreciation and amortization	52.5	16.6	6.4
Compensation and other	1,451.4	828.5	73.1
Total operating expenses	1,709.7	1,367.2	79.5
Total segment expenses	$6,244.3	$4,078.0	$81.2	$10,403.5
Net realized capital losses expense adjustments				94.0
Market risk benefit derivative settlements				(45.8)
Expenses from exited business (1)				428.4
Total expenses per consolidated statements of operations				$10,880.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,586.3	$2,537.7	$1.4
Liability for future policy benefits remeasurement (gain) loss	(68.0)	16.0	—
Market risk benefit remeasurement loss	3.7	—	—
Dividends to policyholders	0.2	89.0	—

Commission expense	201.4	494.5	—
Capitalization of deferred acquisition costs and contract costs	(93.7)	(291.2)	—
Amortization of deferred acquisition costs and contract costs	78.6	247.6	—
Depreciation and amortization	57.2	19.2	5.0
Compensation and other	1,366.9	854.2	87.7
Total operating expenses	1,610.4	1,324.3	92.7
Total segment expenses	$6,132.6	$3,967.0	$94.1	$10,193.7
Net realized capital losses expense adjustments				70.0
Market risk benefit derivative settlements				(45.9)
Expenses from exited business (1)				200.3
Total expenses per consolidated statements of operations				$10,418.1

(1)	Expenses from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Amortization of reinsurance loss	$86.5	$592.9	$74.6
Other impacts of reinsured business	113.9	(164.5)	125.7
Total expenses from exited business	$200.4	$428.4	$200.3

Segment Pre-Tax Operating Earnings

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings	$1,130.8	$510.6	$24.7	$1,666.1
Pre-tax net realized capital losses, as adjusted (1)				(303.7)
Pre-tax loss from exited business (2)				(564.8)
Adjustments related to equity method investments and noncontrolling interest				0.9
Total income before income taxes per consolidated statements of operations				$798.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings (losses)	$1,018.2	$454.1	$(8.1)	$1,464.2
Pre-tax net realized capital gains, as adjusted (1)				32.1
Pre-tax income from exited business (2)				84.9
Adjustments related to equity method investments and noncontrolling interest				12.0
Total income before income taxes per consolidated statements of operations				$1,593.2

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings	$1,062.1	$523.4	$6.6	$1,592.1
Pre-tax net realized capital losses, as adjusted (1)				(334.7)
Pre-tax loss from exited business (2)				(1,127.8)
Adjustments related to equity method investments and noncontrolling interest				19.6
Total income before income taxes per consolidated statements of operations				$149.2

(1)	Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net realized capital losses	$(54.3)	$(152.2)	$(154.7)
Funds withheld adjustments	(106.1)	130.8	(244.2)
Derivative and hedging-related revenue adjustments	(76.7)	76.1	59.6
Market value adjustments to fee revenues	(0.1)	0.1	1.3
Certain variable annuity fees	68.0	71.3	73.3
Net realized capital gains (losses), net of related revenue adjustments	(169.2)	126.1	(264.7)

Amortization of actuarial balances	(14.5)	(1.7)	(0.1)
Capital losses distributed	2.5	0.1	2.5
Derivative and hedging-related expense adjustments	1.6	(3.5)	1.8
Market value adjustments of market risk benefits	(100.1)	(64.2)	(75.9)
Market value adjustments of embedded derivatives	(24.0)	(24.7)	1.7
Net realized capital losses, net of related expense adjustments	(134.5)	(94.0)	(70.0)
Pre-tax net realized capital gains (losses), as adjusted (a)	$(303.7)	$32.1	$(334.7)

(a)	As adjusted before noncontrolling interest capital gains (losses).

(2)	Pre-tax income (loss) from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(381.1)	$447.4	$(1,085.7)
Net realized capital gains on funds withheld assets	43.2	87.7	165.0
Amortization of reinsurance loss	(84.1)	(589.6)	(68.7)
Other impacts of reinsured business	(142.8)	139.4	(138.4)
Total pre-tax income (loss) from exited business	$(564.8)	$84.9	$(1,127.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Income Tax Expense

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$130.4	$99.4	$(18.9)	$210.9
Tax benefit related to net realized capital losses, as adjusted				(60.8)
Tax benefit from exited business (1)				(118.5)
Certain adjustments related to equity method investments and noncontrolling interest				0.1
Total income taxes per consolidated statements of operations				$31.7

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$123.7	$90.9	$(17.1)	$197.5
Tax expense related to net realized capital gains, as adjusted				8.9
Tax expense from exited business (1)				17.9
Total income taxes per consolidated statements of operations				$224.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$134.2	$95.0	$(13.3)	$215.9
Tax benefit related to net realized capital losses, as adjusted				(66.5)
Tax benefit from exited business (1)				(236.8)
Total income tax benefit per consolidated statements of operations				$(87.4)

(1) Income tax expense (benefit) related to exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(80.0)	$94.0	$(228.0)
Net realized capital gains on funds withheld assets	9.1	18.4	34.7
Amortization of reinsurance loss	(17.7)	(123.8)	(14.4)
Other impacts of reinsured business	(29.9)	29.3	(29.1)
Total income tax expense (benefit) related to exited business	$(118.5)	$17.9	$(236.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

22. Revenues from Contracts with Customers

The following tables summarize disaggregation of revenues from contracts with customers, including select financial information by segment, and reconcile totals to those reported in the consolidated financial statements. Revenues from contracts with customers are included in fees and other revenues on the consolidated statements of operations.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenue from contracts with customers by segment:
Retirement and Income Solutions	$606.7	$667.1	$556.3
Benefits and Protection:
Specialty Benefits	11.9	12.1	12.7
Life Insurance	89.9	92.0	73.1
Total Benefits and Protection	101.8	104.1	85.8
Corporate	(0.8)	(0.8)	(0.8)
Total segment revenue from contracts with customers	707.7	770.4	641.3
Adjustments for fees and other revenues not within the scope of revenue recognition guidance (1)	1,576.2	1,488.9	1,482.9
Pre-tax other adjustments (2)	70.3	74.7	80.5
Total fees and other revenues per consolidated statements of operations	$2,354.2	$2,334.0	$2,204.7

(1)	Fees and other revenues not within the scope of the revenue recognition guidance primarily represent revenue on contracts accounted for under the financial instruments or insurance contracts standards.
(2)	Pre-tax other adjustments relate to revenues from exited business, certain variable annuity fees and market value adjustments to fee revenues.

Retirement and Income Solutions

Retirement and Income Solutions offers service and trust agreements for defined contribution retirement plans, including 401(k) plans, 403(b) plans, and employee stock ownership plans. The investment components of these service agreements are in the form of mutual fund offerings. In addition, plan sponsor retirement plan trust and custody services are also available through our trust company. Individual retirement accounts (“IRAs”) are offered through Principal Bank. Furthermore, services and trust agreements are offered to non-retirement customers including insurance companies, endowments and other financial institutions.

Administrative service fee revenues are earned for administrative activities performed for the defined contribution retirement plans including recordkeeping and reporting as well as trust and custody, asset management and investment services. Administrative service fee revenues are earned for administrative activities performed for non-retirement plan customers including trust and custody services, defined benefit administration and investment management activities. The majority of these activities are performed daily over time. Fee-for-service transactions are also provided upon client request. These services are considered distinct or grouped into a bundle until a distinct performance obligation is identified. Some performance obligations are considered a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer.

Administrative service fee revenues can be based on a fixed contractual rate for these services or can be variable based upon contractual rates applied to the market value of the client’s investments or assets under administration. If the consideration for this series of performance obligations is based on market value, it is considered variable during the billing period as the services are performed over time. The consideration becomes unconstrained and thus recognized as revenue for each billing period’s series of distinct services once the market value of the client’s investments or assets under administration is determined at market close. Additionally, fixed fees and other revenues are recognized point-in-time as fee-for-service transactions upon completion.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

IRAs are primarily funded by retirement savings rolled over from qualified retirement plans. The IRAs are held in savings accounts, money market accounts and certificates of deposit. Deposit account fee revenues are earned as the performance of establishing and maintaining IRA accounts is completed. Fee-for-service transactions are also provided upon client request. The establishment fees and annual maintenance fees are accrued into earnings over a period of time using the average account life. Upfront and recurring bank fees are related to performance obligations that have the same pattern of transfer to the customer and are recognized in income over time with control transferred to the customers utilizing the output method. These fees are based on a fixed contractual rate. Fixed fees and other revenues are also recognized point-in-time as fee-for-service transactions upon completion. Additionally, commission income is earned on advisory services provided to customers. The revenues are earned over time as the service is performed based upon contractual rates applied to the market value of the clients’ portfolios.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Administrative service fee revenue	$587.5	$651.1	$539.5
Deposit account fee revenue	13.3	12.4	11.3
Commission income	5.9	3.6	1.9
Other fee revenue	—	—	3.6
Total revenues from contracts with customers	606.7	667.1	556.3
Fees and other revenues not within the scope of revenue recognition guidance	1,190.4	1,123.3	1,118.7
Total fees and other revenues	1,797.1	1,790.4	1,675.0
Premiums and other considerations	2,250.0	2,644.0	2,935.0
Net investment income	3,137.9	2,828.1	2,584.7
Total operating revenues	$7,185.0	$7,262.5	$7,194.7

Benefits and Protection

Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for fee-for-service products, nonqualified benefit plans, separate accounts and dental networks. Services within contracts are not distinct on their own; however, we combine the services into a distinct bundle and account for the bundle as a single performance obligation, which is satisfied over time utilizing the output method as services are rendered. The transaction price corresponds with the performance completed to date, for which the value is recognized as revenue during the period. Variability of consideration is resolved at the end of each period and payments are due when billed.

Commission income is earned through sponsored brokerage services. Performance obligations are satisfied at a point in time, upon delivery of a placed case, and the transaction price calculated per the compensation schedule is recognized as revenue.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Specialty Benefits:
Administrative service fees	$11.9	$12.1	$12.7
Total revenues from contracts with customers	11.9	12.1	12.7
Fees and other revenues not within the scope of revenue recognition guidance	17.4	17.8	18.2
Total fees and other revenues	29.3	29.9	30.9
Premiums and other considerations	3,330.0	3,223.9	3,020.9
Net investment income	208.0	191.5	174.3
Total operating revenues	$3,567.3	3,445.3	3,226.1

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Life Insurance:
Administrative service fees	$41.4	$36.9	$30.3
Commission income	48.5	55.1	42.8
Total revenues from contracts with customers	89.9	92.0	73.1
Fees and other revenues not within the scope of revenue recognition guidance	364.9	341.5	332.6
Total fees and other revenues	454.8	433.5	405.7
Premiums and other considerations	239.0	251.5	461.6
Net investment income	420.0	402.2	397.8
Total operating revenues	$1,113.8	1,087.2	1,265.1

Corporate

The Corporate segment includes inter-segment eliminations of fees and other revenues. The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Eliminations	$(0.8)	$(0.8)	$(0.8)
Total revenues from contracts with customers	(0.8)	(0.8)	(0.8)
Fees and other revenues not within the scope of revenue recognition guidance	3.5	6.3	13.4
Total fees and other revenues	2.7	5.5	12.6
Premiums and other considerations	(2.8)	(2.7)	(7.3)
Net investment income	81.6	82.3	115.0
Total operating revenues	$81.5	$85.1	$120.3

Contract Costs

Sales compensation and other incremental costs of obtaining a contract are capitalized and amortized over the period of contract benefit if the costs are expected to be recovered. The contract cost asset, which is included in other assets on the consolidated statements of financial position, was $50.6 million and $47.1 million as of December 31, 2025 and 2024, respectively.

We apply the practical expedient for certain costs where we recognize the incremental costs of obtaining these contracts as an expense when incurred if the amortization period of the assets is one year or less. These costs, along with costs that are not deferrable, are included in operating expenses on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Deferred contract costs consist primarily of commissions and variable compensation. We amortize capitalized contract costs on a straight-line basis over the expected contract life, reflecting lapses as they are incurred. Deferred contract costs are subject to impairment testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized. For the years ended December 31, 2025, 2024 and 2023, $7.7 million, $7.0 million and $7.6 million, respectively, of amortization expense was recorded in operating expenses on the consolidated statements of operations and no impairment loss was recognized in relation to the costs capitalized.

23. Stock-Based Compensation Plans

As of December 31, 2025, our ultimate parent, PFG, sponsored the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan (“Stock-Based Compensation Plans”), which resulted in expense to us. No new grants will be made under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan or the Stock Incentive Plan. Under the terms of the 2021 Stock Incentive Plan grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. As part of our fair value process, for each stock-based compensation plan, PFG assesses the impact of material nonpublic information on its share price or expected volatility, as applicable, at the time of grant. No awards in 2025 required a fair value adjustment.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against net income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Compensation cost	$33.9	$29.0	$25.3
Related income tax benefit	7.1	5.9	5.1
Capitalized as part of an asset	1.3	1.2	1.1

Nonqualified Stock Options

No nonqualified stock options were granted to employees during 2025, 2024 and 2023. Previously, nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant and expire ten years after the grant date.

As of December 31, 2025, we did not have any unrecognized compensation cost related to nonvested stock options.

Performance Share Awards

Performance share awards were granted to certain employees under the 2021 Stock Incentive Plan, 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. The performance share awards include a relative total shareholder return modifier under which the number of shares ultimately awarded is also impacted by PFG’s actual shareholder return relative to PFG’s S&P 500 Financial Sector Index peer group. The fair value of performance share awards is determined using a Monte Carlo simulation model. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The weighted-average grant-date fair value of performance share awards granted during 2025, 2024 and 2023 was $90.41, $82.52 and $91.47, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

As of December 31, 2025, we had $15.1 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units

Restricted stock units were granted to certain employees and agents under the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2025, 2024 and 2023 was $84.55, $80.38 and $86.86, respectively.

As of December 31, 2025, we had $38.4 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 in PFG stock value annually. Employees may purchase shares of our common stock at a price equal to 90% of the shares’ fair market value as of the end of the purchase period.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $8.36, $8.30 and $7.49 during 2025, 2024 and 2023, respectively.

Schedule I - Summary of Investments - Other Than Investments in Related Parties
December 31, 2025

			Amount at
		Fair	which shown in
Type of Investment	Cost (1)	Vaue	the balance sheet
Fixed maturities
Bonds
Governments and Municipalities	$6,240,039	$4,658,772	$6,186,529
All Other Issuer Credit Obligations	51,604,099	40,490,788	51,406,800
Asset-Backed Securities	8,187,001	6,365,036	6,942,586
Total fixed maturities	66,031,139	51,514,596	64,535,915

Receivables and securities	72,552		72,552
Cash and other invested assets	10,309,663		10,309,663
Total investments	$76,413,354		$74,918,130

(1) As to fixed maturities, original cost is reduced by repayments and other-than-temporary impairments, as applicable.

Principal National Life Insurance Company
Supplementary Insurance Information

SCHEDULE III

						Benefits, claims
	Future policy		Policy and		Net	losses and	Other
	benefits	Unearned	contract	Premium	investment	settlement	operating
	and expenses	premiums	liabilities	revenue	income	expenses	expenses (1)
Year ended December 31, 2025

Individual life	$16,771	$-	$-	$7,874	$(1,063,175)	$(62)	$579,404,671

Other	-	-	-	-	2,916,077	-	799,174

	$16,771	$-	$-	$7,874	$1,852,902	$(62)	$580,203,845

Year ended December 31, 2024

Individual life	$16,833	$-	$-	$7,690	$(1,408,168)	$(775)	$549,494,835

Other	-	-	-	-	3,038,129	-	731,651

	$16,833	$-	$-	$7,690	$1,629,961	$(775)	$550,226,486

Year ended December 31, 2023

Individual life	$17,608	$-	$-	$8,564	$(1,457,428)	$(601)	$517,813,297

Other	-	-	-	-	3,165,408	-	856,271

	$17,608	$-	$-	$8,564	$1,707,980	$(601)	$518,669,568

(1) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

Principal National Life Insurance Company

Reinsurance

SCHEDULE IV

			Assumed from		Percentage of
		Ceded to other	other		amount
	Gross amount	companies	companies	Net amount	assumed to net
Year ended December 31, 2025
Life insurance in force	$416,578,009,517	$416,578,009,517	$1,184,916	$1,184,916	100%

Premiums:
Individual life	$1,396,460,424	$1,396,460,424	$7,874	$7,874	100%

Year ended December 31, 2024
Life insurance in force	$402,470,410,666	$402,470,410,666	$1,272,009	$1,272,009	100%

Premiums:
Individual life	$1,312,035,132	$1,312,035,132	$7,690	$7,690	100%

Year ended December 31, 2023
Life insurance in force	$387,564,800,931	$387,564,800,931	$1,443,946	$1,443,946	100%

Premiums:
Individual life	$1,243,595,720	$1,243,595,720	$8,564	$8,564	100%